Exhibit 10.14

CONTRACT AMENDMENT		ARIZONA DEPARTMENT OF HEALTH SERVICES 1740 West Adams, Room 303 Phoenix, Arizona 85007 (602) 542-1040 (602) 542-1741 FAX
Contract No: ADHS15-085892	Amendment No: 1	Procurement Officer Ana Shoshtarikj

Behavioral Health Services Administration

Effective upon signature, it is mutually agreed that the Contract referenced is amended to incorporate all changes identified herein.

All other Provisions shall remain in their entirety.

Contractor hereby acknowledges receipt and acceptance of above amendment and that a signed copy must be filed with the Procurement Office before the effective date.	The above referenced Contract Amendment is hereby executed this 5th day of October, 2015 at Phoenix, Arizona

10/5/2015	10/7/2015
Signature/Date	Procurement Officer

Authorized Signatory’s Name and Title

Health Choice Integrated Care
Contractor’s Name

SCOPE OF WORK

ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GA

HEALTH CHOICE INTEGRATED CARE_HCIC/NARBHA

CONTRACT NO: ADHS15-085892

INTRODUCTION		1

1.1	Overview	1

1.2	System Values and Guiding Principles	2

1.3	Integrated Health Care Service Delivery Principles for Persons with Serious Mental Illness	2

2	MEDICAID ELIGIBILTY	4

2.1	Medicaid Eligible Populations	4

2.2	Special Medicaid Eligibility-Members Awaiting Transplants	6

2.3	Non-Medicaid Eligible Populations	7

2.4	Eligibility and Member Verification	7

2.5	Medicaid Eligibility Determination	8

3	ENROLLMENT AND DISENROLLMENT	8

3.1	Enrollment and Disenrollment of Populations	8

3.2	Opt-Out for Cause	11

3.3	Prior Quarter Coverage	12

3.4	Prior Period Coverage	12

4	SCOPE OF SERVICES	13

4.1	Overview	13

4.2	General Requirements for the System of Care	13

4.3	Behavioral Health Covered Services	15

4.4	Behavioral Health Service Delivery Approach	16

4.5	Behavioral Health Service Delivery for Adult Members	16

4.6	Behavioral Health Service Delivery for Child Members	17

4.7	Physical Health Care Covered Services	18

4.8	Integrated Health Care Service Delivery for SMI Members	27

4.9	Health Education and Health Promotion Services	28

4.10	American Indian Member Services	28

4.11	Medications	29

4.12	Laboratory Testing Services	30

4.13	Crisis Services Overview	30

4.14	Crisis Services-General Requirements	31

4.15	Crisis Services-Telephone Response	32

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SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GA HEALTH CHOICE INTEGRATED CARE_HCIC/NARBHA CONTRACT NO: ADHS15-085892

4.16	Crisis Services-Mobile Crisis Teams	33

4.17	Crisis Services- Crisis Stabilization Settings	33

4.18	Prevention Services	34

4.19	Pediatric Immunizations and the Vaccines for Children Program	34

4.20	Medicaid School Based Claiming Program (MSBC)	35

4.21	Special Health Care Needs	36

4.22	Special Assistance for SMI Members	37

4.23	Psychiatric Rehabilitative Services-Housing	37

4.24	Psychiatric Rehabilitative Services-Employment	37

4.25	Psychiatric Rehabilitative Services-Peer Support	38

4.26	Centers of Excellence	38

5	CARE COORDINATION AND COLLABORATION	38

5.1	Care Coordination	38

5.2	Care Coordination for Dual Eligible SMI Members	41

5.3	Coordination with AHCCCS Contractors and Primary Care Physicians	42

5.4	Collaboration with System Stakeholders	43

5.5	Collaboration to Improve Health Care Service Delivery	46

5.6	Collaboration with Peers and Family Members	46

5.7	Collaboration with Tribal Nations	46

5.8	Coordination for Transitioning Members	48

6	PROVIDER NETWORK	49

6.1	Network Development	49

6.2	Network Development for Integrated Health Care Service Delivery	52

6.3	Network Management	53

6.4	Out of Network Providers	54

6.5	Network Reporting Requirements	54

7	PROVIDER REQUIREMENTS	55

7.1	Provider General Requirements	55

7.2	Provider Registration Requirements	55

7.3	Provider Manual Policy Requirements	56

7.4	Provider Manual Policy Network Requirements	58

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GA HEALTH CHOICE INTEGRATED CARE_HCIC/NARBHA CONTRACT NO: ADHS15-085892

7.5	Specialty Service Providers	59

7.6	Primary Care Provider Standards	60

7.7	Maternity Care Provider Standards	62

7.8	Federally Qualified Health Centers and Rural Health Clinics	63

7.9	Homeless Clinics:	64

8	MEDICAL MANAGEMENT	64

8.1	General Requirements	64

8.2	Utilization Data Analysis and Data Management	67

8.3	Prior Authorization	68

8.4	Concurrent Review	69

8.5	Additional Authorization Requirements	69

8.6	Discharge Planning	69

8.7	Inter-rater Reliability	69

8.8	Retrospective Review	70

8.9	Practice Guidelines	70

8.10	New Medical Technologies and New Uses of Existing Technologies	70

8.11	Care Coordination	70

8.12	Disease Management	71

8.13	Care Management Program-Goals	71

8.14	Care Management Program-General Requirements	72

8.15	Drug Utilization Review	73

8.16	Pre-Admission Screening and Resident Review (PASRR) Requirements	73

8.17	Nursing Facility Service Requirements	74

8.18	Medical Management Reporting Requirements	74

9	APPOINTMENT AND REFERRAL REQUIREMENTS	75

9.1	Appointments	75

9.2	Additional Appointment Requirements for SMI Members	76

9.3	Referral Requirements	77

9.4	Disposition of Referrals	78

9.5	Provider Directory	78

9.6	Referral for a Second Opinion	78

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GA HEALTH CHOICE INTEGRATED CARE_HCIC/NARBHA CONTRACT NO: ADHS15-085892

9.7	Additional Referral Requirements for SMI Members	78

10	QUALITY MANAGEMENT	80

10.1	General Requirements	80

10.2	Credentialing	82

10.3	Incident, Accident and Death Reports	83

10.4	Quality of Care Concerns and Investigations	83

10.5	Performance Measures	84

10.6	Performance Improvement Projects	89

10.7	Data Collection Procedures	89

10.8	Member Satisfaction Survey	90

10.9	Provider Monitoring	90

10.10	Quality Management Reporting Requirements	91

11	COMMUNICATIONS	91

11.1	Member Information	91

11.2	Member Handbooks	92

11.3	Member Newsletters	93

11.4	Outreach and Social Marketing	94

11.5	Web Site and Social Media Requirements	95

11.6	Materials Approval	96

11.7	Review of Materials	97

11.8	Identification Cards for SMI Members Receiving Physical Health Care Services	97

11.9	Communications Reporting Requirements	97

12	CULTURAL COMPETENCY	97

12.1	General Requirements	97

12.2	Cultural Competency Program	98

12.3	Translation Services	99

13	GRIEVANCE SYSTEM REQUIREMENTS	99

13.1	General Requirements	99

13.2	Member Grievances	101

13.3	SMI Grievances	102

13.4	SMI Appeals and TXIX/XXI Member Appeals	102

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GA HEALTH CHOICE INTEGRATED CARE_HCIC/NARBHA CONTRACT NO: ADHS15-085892

13.5	Claim Disputes	102

13.6	Grievance System Reporting Requirements	102

14	CORPORATE COMPLIANCE PROGRAM	102

14.1	General Requirements	102

14.2	Corporate Compliance Officer	104

14.3	Fraud, Waste and Program Abuse Audits	105

14.4	Reporting Suspected Fraud, Waste and Program Abuse	106

14.5	Excluded Providers	106

14.6	False Claims Act	107

14.7	Disclosure of Ownership and Control	108

14.8	Disclosure of Information on Persons Convicted of Crimes	109

14.9	Corporate Compliance Reporting Requirements	112

15	FINANCIAL MANAGEMENT	112

15.1	General Requirements	112

15.2	Financial Reports	113

15.3	Financial Viability/Performance Standards	113

15.4	Sources of Revenue	114

15.5	Compensation	116

15.6	Capitation Adjustments	118

15.7	Payments	120

15.8	Profit Limit for Non-Title XIX/XXI Funds	121

15.9	Non-Title XIX/XXI Encounter Valuation for Grant, County, Non-Title XIX and Other Funds	123

15.10	Community Reinvestment	123

15.11	Recoupments	123

15.12	Financial Responsibility for Referrals and Coordination with Acute Health Plans and the Courts	124

15.13	Advancement, Distributions, Loans, and Investments of Funds by the Contractor	124

15.14	Management of Federal Block Grant Funds and other Federal Grants	125

15.15	Mortgages and Financing of Property	126

15.16	Member Billing and Liability for Payment	126

15.17	Medicare Services and Cost Sharing Requirements	127

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SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GA HEALTH CHOICE INTEGRATED CARE_HCIC/NARBHA CONTRACT NO: ADHS15-085892

15.18	Capitalization Requirements	128

15.19	Coordination of Benefits and Third Party Liability Requirements	129

15.20	Post-payment Recovery Requirements	132

15.21	Retroactive Recoveries	132

15.22	Total Plan Case Requirements	133

15.23	Other Financial Obligations	133

15.24	Financial Management Reporting Requirements	134

16	PROVIDER AGREEMENT REIMBURSEMENT	134

16.1	Physician Incentive Requirements	134

16.2	Nursing Facility Reimbursement	135

17	INFORMATION SYSTEMS AND DATA EXCHANGE REQUIREMENTS	136

17.1	Overview	136

17.2	Systems Function and Capacity	136

17.3	Management Information System (MIS)	137

17.4	Data and Document Management Requirements	139

17.5	System and Data Integration Requirements	139

17.6	Contractor User Registration and Access to ADHS/DBHS and AHCCCS Systems	139

17.7	Electronic Transactions	140

17.8	System Upgrade Plan	140

17.9	Participation in Information Systems Work Groups/Committees	140

17.10	Enrollment and Eligibility Data Exchange	142

17.11	Claims and Encounter Submission and Processing Requirements	142

17.12	Encounter Reporting	145

17.13	Encounter Corrections	145

17.14	AHCCCS Encounter Data Validation Study (EDVS)	146

17.15	Claims Payment System Requirements	147

17.16	General Claims Processing Requirements	148

17.17	Claims System Reporting	151

17.18	Claims Audits	151

17.19	Demographic Data Submission	151

17.20	SMI Grievance, Appeals, and Claims Dispute Data Submissions	152

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GA HEALTH CHOICE INTEGRATED CARE_HCIC/NARBHA CONTRACT NO: ADHS15-085892

17.21	Other Electronic Data Requests	152

17.22	Security Rule Compliance Checklist	152

18	ADMINISTRATIVE REQUIREMENTS	152

18.1	General Requirements	152

18.2	Documents Incorporated by Reference	153

18.3	Organizational Structure	153

18.4	Peer Involvement and Participation	157

18.5	Key Staff	157

18.6	Organizational Staff	160

18.7	Liaisons and Coordinators	169

18.8	Training Program Requirements	173

18.9	Training Reporting Requirements	175

18.10	Medical Records	175

18.11	Consent and Authorization	176

18.12	Advance Directives	176

18.13	Business Continuity/Recovery Plan and Emergency Response	176

18.14	Emergency Preparedness	177

18.15	Emergency Preparedness; Business Continuity/Recovery Plan and Emergency Response Reporting Requirements	178

18.16	Legislative, Legal and Regulatory Issues	178

18.17	Pending Legislation and Other Issues	179

18.18	Copayments	182

18.19	Administrative Performance Standards	182

18.20	SMI Eligibility Determination	184

18.21	Material Change to Operations	184

18.22	Integrated Health Care Development Program	185

18.23	Governance Board	186

18.24	Offshore Performance of Work Prohibition	186

18.25	Implementation	186

18.26	Readiness Review	188

19	MONITORING	188

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GA HEALTH CHOICE INTEGRATED CARE_HCIC/NARBHA CONTRACT NO: ADHS15-085892

19.1	General Monitoring Requirements	188

19.2	Reporting Requirements	189

19.3	Surveys	190

19.4	Independent Review of the Contractor	190

19.5	Corrective Action, Notice to Cure, Sanctions and Technical Assistance Provisions	193

20	SUBCONTRACTING REQUIREMENTS	196

20.1	Subcontract Relationships and Delegation	196

20.2	Hospital Subcontracts and Reimbursement	198

20.3	Management Services Subcontracts	200

20.4	Prevention Subcontracts	201

20.5	Prior Approval	201

20.6	Training Subcontracts	201

20.7	Subcontract Template Provisions	202

20.8	Subcontracting Reporting Requirements	204

SCOPE OF WORK

ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA

SOLICITATION NO: ADHS15-00004276

1INTRODUCTION

1.1	Overview

The Arizona Department of Health Services/Division of Behavioral Health Services (ADHS/DBHS) is responsible for administering Arizona’s publicly funded behavioral health programs and services for children, adults and their families. For this Contract, ADHS/DBHS and Arizona’s Medicaid agency, the Arizona Health Care Cost Containment System Administration (AHCCCS), have entered into an Intergovernmental Agreement (IGA) to design a new health care service delivery system that provides integrated physical and behavioral health services to Medicaid eligible adults with Serious Mental Illness (SMI). AHCCCS, as the single state Medicaid agency, is currently working with the Centers for Medicare and Medicaid Services (CMS) and seeking approval to obtain a waiver to not offer a choice of Integrated RBHAs serving individuals with SMI for both behavioral and physical health services. In the event that CMS does not grant a Waiver of Choice members will be auto enrolled in the integrated plan and may have the option to “opt out” and be enrolled in an approved AHCCCS acute care plan for their physical health care coverage. The Contractor will operate as the Regional Behavioral Health Authority (RBHA) to coordinate the delivery of health care services to eligible persons in Greater Arizona, which includes all counties except Maricopa County.

Integrating the delivery of behavioral and physical health care to SMI members is a significant step forward in improving the overall health of SMI members. Under this Contract, the Contractor is the single entity that is responsible for administrative and clinical integration of health care service delivery, which includes coordinating Medicare and Medicaid benefits for dual eligible members. From a member perspective, this approach will improve individual health outcomes, enhance care coordination and increase member satisfaction. From a system perspective, it will increase efficiency, reduce administrative burden and foster transparency and accountability.

The Contractor shall be responsible for ensuring the delivery of medically necessary covered services as follows:

1.1.1	Behavioral health services to Medicaid eligible children and adults;

1.1.2	Behavioral health services to Non-Medicaid eligible children and adults, for which ADHS/DBHS receives funding; and

1.1.3	Integrated behavioral and physical health services to Medicaid eligible adults with SMI, including Medicare benefits for SMI members who are eligible for both Medicare and Medicaid (dual eligible members), as a Dual Eligible Special Needs Plan, as specified by the State.

1.1.4	Medicare Benefits for SMI members who are eligible for both Medicaid and Medicare (Dual eligible members) using a Dual Eligible Special Needs Plan (D-SNP).

1.1.5	To the following populations as identified on the chart below:

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

Contractor Responsibilities 10.1.15
	GMH/SA (18+ Years)		SMI (18+ Years)		Children (0-17 Years)
	NON DUAL -	DUAL - Behavioral
Population	Behavioral Hlth	Hlth	Behavioral Hlth	Physical Hlth	Behavioral Hlth
ACUTE	RBHA	Acute Plan	RBHA	RBHA	RBHA
ALTCS EPD	ALTCS Plan	ALTCS Plan	ALTCS Plan	ALTCS Plan	ALTCS Plan
ALTCS DD	RBHA	RBHA	RBHA	DD (Acute Plan contractor)	RBHA
CRS (2)	CRS	CRS	CRS	CRS	CRS
CRS and CMDP(4)	CRS	CRS	CRS	CMDP	CRS
CRS and DD	CRS	CRS	CRS	DD (Acute Plan contractor)	CRS
CMDP (0-17)	N/A	N/A	N/A	N/A	RBHA
Kidscare	RBHA	Acute Plan	RBHA	Acute Plan AIHP	RBHA
AIHP (1)	T/RBHA	T/RBHA Integrated Acute	T/RBHA	Acute Plan Integrated RBHA	T/RBHA
State Only(3)	RBHA	RBHA	RBHA	N/A	RBHA

(1)	American Indian members can always choose to receive services through IHS/638 facilities.
(2)	This represents CRS members not enrolled with DD or CMDP. RBHAs only have responsibility for state only services for CRS members.
(3)	State only members and State only services
(4)	Responsibilites for the CRS members also enrolled in DD and CMDP remain the same with the exception of DD providing LTC services.

1.2	System Values and Guiding Principles

The following values, guiding system principles and goals are the foundation for the development of this Contract. Contractor shall administer and ensure delivery of services consistent with these values, principles and goals:

1.2.1	Member and family member involvement at all system levels;

1.2.2	Collaboration with the greater community;

1.2.3	Effective innovation promoting evidence-based practices;

1.2.4	Expectation for continuous quality improvement;

1.2.5	Cultural competency;

1.2.6	Improved health outcomes;

1.2.7	Reduced health care costs; 1.2.8 System transformation;

1.2.9	Transparency;

1.2.10	Prompt and easy access to care;

1.2.11	The Nine (9) Guiding Principles for Wellness, Resiliency and Recovery-Oriented Adult Behavioral Health Services and Systems in Exhibit 6; and

1.2.12	The Arizona Vision-Twelve (12) Principles for Children Service Delivery in Exhibit 5.

1.3	Integrated Health Care Service Delivery Principles for Persons with Serious Mental Illness

Coordinating and integrating primary and behavioral health care is expected to produce improved access to primary care services, increased prevention, early identification, and intervention to reduce the incidence of serious physical illnesses, including chronic disease. Increasing and promoting the availability of integrated, holistic care for members with chronic behavioral and physical health conditions will help members achieve better overall health and an improved quality of life. Beginning in 1.3.1 the principles below describe ADHS/DBHS’ vision for integrated care service delivery. However, many of them apply to all populations for all services in all settings. For example, concepts such as recovery, member input, family involvement, person-centered care, communication and commitment are examples that describe well-established expectations ADHS/DBHS has in all of its behavioral health care service delivery contracts.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

While these principles have served as the foundation for successful behavioral health service delivery, providing whole-health integrated care services to individuals with SMI- primarily because of chronic, preventable, physical conditions-is a challenge that calls for a new approach that will improve health care outcomes in a cost-effective manner. To meet this challenge, the Contractor must be creative and innovative in its oversight and management of the integrated service delivery system. ADHS/DBHS expects the Contractor to embrace the principles below and demonstrate an unwavering commitment to treat each and every member with dignity and respect as if that member were a relative or loved one seeking care.

The Contractor shall comply with all terms, conditions and requirements in this Contract while embedding the following principles in the design and implementation of an integrated health care service delivery system:

1.3.1	Behavioral, physical, and peer support providers must share the same mission to place the member’s whole-health needs above all else as the focal point of care.

1.3.2	All aspects of the member experience from engagement, treatment planning, service delivery and customer service must be designed to promote recovery and wellness as communicated by the member.

1.3.3	Member input must be incorporated into developing individualized treatment goals, wellness plans, and services.

1.3.4	Peer and family voice must be embedded at all levels of the system.

1.3.5	Recovery is personal, self-directed, and must be individualized to the member.

1.3.6	Family member involvement, community integration and a safe affordable place to live are integral components of a member’s recovery and must be as important as any other single medicine, procedure, therapy or treatment.

1.3.7	Providers of integrated care must operate as a team that functions as the single-point of whole-health treatment and care for all of a member’s health care needs. Co-location or making referrals without coordinating care through a team approach does not equate to integrated care.

1.3.8	The team must involve the member as an equal partner by using appropriate levels of care management, comprehensive transitional care, care coordination, health promotion and use of technology as well as provide linkages to community services and supports and individual and family support to help a member achieve his or her whole health goals.

1.3.9	The Contractor’s overarching system goals for individual SMI members and the SMI population are to improve whole health outcomes and reduce or eliminate health care disparities between SMI members and the general population in a cost-effective manner.

1.3.10	System goals shall be achieved using the following strategies:

1.3.10.1	Earlier identification and intervention that reduces the incidence and severity of serious physical, and mental illness;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

1.3.10.2	Use of health education and health promotion services;

1.3.10.3	Increased use of primary care prevention strategies;

1.3.10.4	Use of validated screening tools;

1.3.10.5	Focused, targeted, consultations for behavior health conditions;

1.3.10.6	Cross-specialty collaboration;

1.3.10.7	Enhanced discharge planning and follow-up care between provider visits;

1.3.10.8	Ongoing outcome measurement and treatment plan modification;

1.3.10.9	Care coordination through effective provider communication and management of treatment;

1.3.10.10	Member, family and community education;

1.3.10.11	Achievement of system goals shall result in the following outcomes;

1.3.10.12	Reduced rates of unnecessary or inappropriate Emergency Room use;

1.3.10.13	Reduced need for repeated hospitalization and re-hospitalization;

1.3.10.14	Reduction or elimination of duplicative health care services and associated costs; and

1.3.10.15	Improved member’s experience of care and individual health outcomes.

2	MEDICAID ELIGIBILITY

2.1	Medicaid Eligible Populations

The Contractor shall:

2.1.1	Be responsible for ensuring the delivery of covered services to the following Title XIX/XXI eligible children and adult populations:

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

2.1.1.1	American Indians, whether they live on or off reservation, may choose to receive services through a RBHA, Tribal Regional Behavioral Health Authority (TRBHA) or at an Indian Health Services (IHS) or Tribally owned or operated facility;

2.1.1.2	Eligible individuals and families under Section 1931 of the Social Security Act (also referred to as AFDC-related and/or Aid to Families with Dependent Children);

2.1.1.3	Supplemental Security Income (SSI) and SSI Related Groups;

2.1.1.4	SSI Medical Assistance Only (SSI MAO) and Related Groups: Eligible individuals who are aged, blind or disabled and have household income levels at or below 100% of the Federal Poverty level (FPL);

2.1.1.5	Freedom to Work (Ticket to Work);

2.1.1.6	Breast and Cervical Cancer Treatment Program (BCCTP);

2.1.1.7	Title XIX Waiver Group—AHCCCS Care;

2.1.1.8	Foster children enrolled in the Comprehensive Medical and Dental Program;

2.1.1.9	Young Adult Transitional Insurance (YATI) Program: Individuals age 18 through age 25 who were enrolled in the foster care program under jurisdiction of Department of Economic Security (DES) Division of Children Youth and Families (DCYF) in Arizona on their 18th birthday;

2.1.1.10	Acute TXIX Waiver Group (also known as Childless Adults); Individuals and couples whose income is at or below 100% of the Federal Poverty Level who are not categorically linked to another Title XIX program; and

2.1.1.11	Kidscare (TXXI); Federal and State Children’s Health Insurance Program administered by AHCCCS.

2.1.2	Not be responsible for providing services under this Contract to the following Medicaid eligible populations:

2.1.2.1	Members enrolled in the Children’s Rehabilitative Services (CRS) Integrated AHCCCS Health Plan;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

2.1.2.2	Arizona Long Term Care System (Elderly and Physically Disabled) ALTCS-EPD eligible members; and

2.1.2.3	Dual eligible adults receiving General Mental Health/Substance Abuse (GMH/SA) services transitioned to Acute Health plans for services.

2.1.3	Not be responsible to provide physical health care services to the following Medicaid eligible SMI members:

2.1.3.1	Members enrolled with Arizona Department of Economic Security/Division of Developmental Disabilities (ADES/DDD);

2.1.3.2	American Indians who elect to receive physical health services from the American Indian Health Program (AHIP) or another AHCCCS health plan; and

2.1.3.3	Members enrolled in KidsCare.

2.2	Special Medicaid Eligibility-Members Awaiting Transplants

2.2.1	The Contractor shall be responsible for the following:

2.2.1.1	SMI members eligible to receive physical health care services under this Contract;

2.2.1.2	For whom medical necessity for a transplant has been established; and

2.2.1.3	Members who lose Title XIX eligibility.

2.2.2	These members may become eligible for and select one (1) of two (2) extended eligibility options as specified in A.R.S. §§ 36-2907.10 and 36-2907.11. The extended eligibility is authorized only for those individuals who have met all of the following conditions:

2.2.2.1	The individual has been determined Title XIX ineligible due to excess income;

2.2.2.2	The individual has been placed on a donor waiting list before eligibility expired; and

2.2.2.3	The individual has entered into a contractual arrangement with the transplant facility to pay the amount of income that is in excess of the eligibility income standards (referred to as transplant share of cost).

2.2.3	The following options are available for extended eligibility:

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

2.2.3.1	Option 1: Extended eligibility is for one twelve (12) month period immediately following the loss of AHCCCS eligibility. The member is eligible for all AHCCCS covered services as long as they continue to be medically eligible for a transplant. If determined medically ineligible for a transplant at any time during the period, eligibility will terminate at the end of the calendar month in which the determination is made.

2.2.3.2	Option 2: As long as medical eligibility for a transplant, that is, status on a transplant waiting list, is maintained, at the time that the transplant is scheduled to be performed the transplant candidate will be re-enrolled with the Contractor to receive all covered transplant services. Option 2-eligible individuals are not eligible for any non-transplant related health care services from AHCCCS.

2.3	Non-Medicaid Eligible Populations

The Contractor shall:

2.3.1	Be responsible to provide covered behavioral health services to non-Medicaid eligible children and adults subject to available funding allocated to the Contractor.

2.4	Eligibility and Member Verification

For all populations eligible for services under this Contract the Contractor shall:

2.4.1	Verify the Medicaid eligibility status for persons referred for covered health services.

2.4.2	Coordinate with other involved contractors, for example, AHCCCS Acute Plans or ALTCS, service providers, subcontractors and eligible persons to share specific information regarding Medicaid eligibility.

2.4.3	Notify AHCCCS of a Medicaid-eligible member’s death, incarceration or relocation out-of-state that may affect a member’s eligibility status.

2.4.4	Utilize one (1) or more of the following systems to verify AHCCCS eligibility and service coverage twenty-four (24) hours a day, seven (7) days a week in conformance with the ADHS/DBHS Policy on Eligibility Screening for AHCCCS Health Insurance, Medicare Part D Prescription Drug Coverage, and the Limited Income Subsidy Program:

2.4.4.1	AHCCCS’ web-based verification;

2.4.4.2	AHCCCS’ Prepaid Medical Management Information System (PMMIS);

2.4.4.3	AHCCCS’ contracted Medicaid Eligibility Verification Service (MEVS);

2.4.4.4	AHCCCS’ Interactive Voice Response (IVR) system; or

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

2.4.4.5	ADHS/DB HS 270/271 Eligibility Look-up.

2.4.5	Screen persons requesting covered services for Medicaid and Medicare eligibility in conformance with the ADHS/DBHS Policy on Eligibility Screening for AHCCCS Health Insurance, Medicare Part D Prescription Drug Coverage, and the Limited Income Subsidy Program. A person who receives behavioral health services pursuant to A.R.S. Title 36, Chapter 34 and who has not been determined eligible for Title XVIII (Medicare) and for the Medicare Part D prescription drug benefit, Title XIX or Title XXI services shall comply with the eligibility determination process annually. A.R.S. § 36-3408.

2.4.6	Comply with the requirements in Section 17.10, Enrollment and Eligibility Data Exchange.

2.4.7	The Contractor is not responsible for determining eligibility.

2.5	Medicaid Eligibility Determination

The Contractor shall:

Accept a Medicaid eligibility determination for AHCCCS coverage groups as determined by one (1) of the following agencies:

2.5.1	Social Security Administration (SSA): SSA determines eligibility for the Supplemental Security Income (SSI) cash program. SSI cash recipients are automatically eligible for AHCCCS coverage.

2.5.2	Arizona Department of Economic Security (ADES): ADES determines eligibility for families with children under Section 1931 of the Social Security Act, the Adoption Subsidy Program, Title IV-E foster care children, Young Adult Transitional Insurance Program, the Federal Emergency Services program (FES) and Title XIX Waiver Members.

2.5.3	AHCCCS: AHCCCS determines eligibility for the SSI/Medical Assistance Only groups, including the FES program for this population (aged, disabled, and blind), the Arizona Long Term Care System (ALTCS), the Medicare Savings program, BCCTP, the Freedom to Work program, the Title XXI KidsCare program and the State-Only Transplant program.

3	ENROLLMENT AND DISENROLLMENT

3.1	Enrollment and Disenrollment of Populations

The Contractor shall:

3.1.1	Defer to AHCCCS, which has exclusive authority to enroll and disenroll Medicaid eligible members in accordance with the rules set forth in A.A.C., R9-22, Article 17 and R9-31, Articles 3 and 17.

3.1.2	Defer to ADHS/DBHS, which has exclusive authority to designate who will be enrolled and disenrolled as Non-Medicaid eligible members.

3.1.3	Comply with the requirements in the ADHS/DBHS Policy on Enrollment, Disenrollment and Other Data Submission.

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3.1.4	American Indian members, title XIX and XXI, on- or off-reservation, eligible to receive services, may choose to receive services at any time from an American Indian Health Facility (I/T/U)—Indian Health Service (IHS) Facility, a Tribally-Operated 638 Health Program, Urban Indian Health Program) [ARRA Section 5006(d), and SMD letter 10-001].

3.1.5	American Indians determined to be SMI can choose to enroll as follows:

3.1.5.1	In an Integrated RBHA to receive both physical health services and behavioral services;

3.1.5.2	In an Acute Care Contractor for physical health services and receive behavioral health services from a TRBHA; or

3.1.5.3	In AIHP for physical health services and receive behavioral health services from a T/RBHA.

3.1.6	American Indians enrolled in Medicaid and Medicare and receiving general mental health and substance abuse services, can choose to enroll as follows:

3.1.6.1	In an Acute Care Contractor to receive both physical health services and behavioral services (adults 18 and over only);

3.1.6.2	In an Acute Care Contractor for physical health services and receive behavioral health services from a TRBHA; or

3.1.6.3	In AIHP for physical health services and receive behavioral health services from a T/RBHA.

3.1.7	Not end a member’s Episode of Care (EOC) because of an adverse change in the member’s health status or because of the member’s utilization of medical services, diminished capacity, or uncooperative or disruptive behavior.

3.1.8	Accept AHCCCS’ decision to disenroll a Medicaid eligible member from TXIX/XXI services when:

3.1.8.1	The member becomes ineligible for Medicaid;

3.1.8.2	The member moves out of the Contractor’s geographical service area; or

3.1.8.3	There is a change in AHCCCS’ enrollment policy.

3.1.9	Honor the effective date of enrollment for a new Title XIX member as the day AHCCCS takes the enrollment action.

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3.1.10	Be responsible for payment of medically necessary covered services retroactive to the member’s beginning date of eligibility, as reflected in PMMIS including services provided during prior period coverage; this can include services prior to the Contract start date and in subsequent years of the Contract.

3.1.11	Honor the effective date of enrollment for a Title XXI member as the first (1st) day of the month following notification to the Contractor. In the event that eligibility is determined on or after the twenty-fifth (25th) day of the month, eligibility will begin on the first (1st) day of the second (2nd) month following the determination. See Exhibit 1, Definitions, for an explanation of “Prior Period Coverage”.

3.1.12	The Contractor is responsible for notifying AHCCCS of a child’s birth to an enrolled member.

3.1.12.1	Notification must be received no later than one (1) day from the date of birth. AHCCCS is available to receive notification twenty-four (24) hours a day, seven (7) days a week via the AHCCCS website.

3.1.12.2	Failure of the Contractor to notify AHCCCS within the one (1) day timeframe may result in sanctions. The Contractor shall ensure that newborns born to a member determined to be SMI are not enrolled with the Contractor for the delivery of health care services.

3.1.12.3	Babies born to mothers enrolled with the Contractor are auto-assigned to an Acute Care Contractor. Mothers of these newborns are sent a Choice Notice advising them of their right to choose a different Acute Care Contractor for their child, which allows them thirty (30) days to make a choice.

3.1.13	The Contractor shall not impose enrollment fees, premiums, or similar charges on American Indians served by an American Indian Health Facility (I/T/U)—Indian Health Service (IHS) Facility, a Tribally-Operated 638 Health Program, Urban Indian Health Program) (ARRA Section 5006(d), SMD letter 10-001).

3.1.14	AHCCCS does not use passive enrollment procedures [42 CFR 438.6(d)(2)]. AHCCCS operates as a mandatory managed care program and choice of enrollment or auto-assignment is used pursuant to the terms of the Arizona Medicaid Section 1115 Demonstration Waiver Special Terms and Conditions.

3.1.15	AHCCCS members eligible under this contract will be enrolled as follows:

3.1.15.1	TXIX eligible adults with an SMI determination will be enrolled to receive all medically necessary physical and behavioral health services through an Integrated RBHA unless they request and are approved to opt-out for cause from the Integrated RBHA for physical health services.

3.1.15.2	Members eligible for Children’s Rehabilitative Services (CRS) will be enrolled with the CRS Contractor, unless they refuse to participate in the CRS application process, refuse to receive CRS covered services through the CRS Program, or opt out of the CRS Program. This includes members who are eligible for CRS who are determined to have a Serious Mental Illness (SMI).

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3.1.15.3	Members eligible for ALTCS/EPD will be enrolled with a Contractor in their GSA and will be offered choice for Maricopa and Pima counties.

3.2	Opt-Out for Cause

3.2.1	Effective October 1, 2015, individuals with an SMI determination will have the option to opt-out of enrollment with the Integrated RBHA for physical health services and be transferred to an AHCCCS Acute Care Contractor to receive physical health services, under the following conditions only:

3.2.1.1	The member, member’s guardian, or member’s physician successfully dispute the member’s diagnosis as SMI,

3.2.1.2	Network limitations and restrictions,

3.2.1.3	Physician or provider course of care recommendation, or

3.2.2	The member established that due to the enrollment and affiliation with the Integrated RBHA as a person with a SMI, and in contrast to persons enrolled with an Acute Care Contractor, there is demonstrable evidence to establish actual harm or the potential for discriminatory or disparate treatment in:

3.2.2.1	The access to, continuity or availability of acute care covered services,

3.2.2.2	Exercising client choice in provider,

3.2.2.3	Privacy rights,

3.2.2.4	Quality of services provided, or

3.2.2.5	Client rights under Arizona Administrative Code, Title 9, Chapter 21.

3.2.3	In regards to above language, a member must either demonstrate that the discriminatory or disparate treatment has already occurred, or establish the plausible potential of such treatment. It is insufficient for a member to establish actual harm or the potential for discriminatory or disparate treatment solely on the basis that they are enrolled in the Integrated RBHA.

3.2.4	The Contractor shall take the following actions:

3.2.4.1	Responsibility for reducing to writing the member’s assertions of the actual or perceived disparate treatment of individuals as a result of their enrollment in the integrated plan.

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3.2.4.2	Responsibility for completing ADHS transfer of a RBHA member to an approved Acute Care Contractor form.

3.2.4.3	Confirmation on and documentation that the member is enrolled in SMI RBHA program.

3.2.4.4	Providing documentation of efforts to investigate and resolve member’s concern.

3.2.4.5	Inclusion of any evidence provided by the member of actual or reasonable likelihood of discriminatory or disparate treatment.

3.2.4.6	Recomme ndation of approval or denial of request, and forward completed packet to ADHS for approval or denial within seven (7) calendar days of request.

ADHS shall:

3.2.4.7	Review completed request packets received from the Contractor.

3.2.4.8	Approve or deny the request in writing within ten (10) calendar days of request from the member.

3.2.4.9	Provide notice that includes the reasons for the denial and appeal/hearing rights to the member for requests which are denied.

3.3	Prior Quarter Coverage

The Contractor acknowledges that:

3.3.1	Pursuant to Federal Regulation [42 CFR 435.915], AHCCCS is required to implement Prior Quarter Coverage eligibility which expands the time period during which AHCCCS pays for covered services for eligible individuals to include services provided during any of the three months prior to the month the individual applied for AHCCCS, if the individual met AHCCCS eligibility requirements during that month.

3.3.2	AHCCCS Contractors are not responsible for payment for covered services received during the prior quarter.

3.3.3	Upon verification or notification of Prior Quarter Coverage eligibility, providers will be required to bill AHCCCS for services provided during a prior quarter eligibility period.

3.4	Prior Period Coverage

The Contractor acknowledges that:

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3.4.1	AHCCCS provides Prior Period Coverage for the period of time prior to the Title XIX member’s enrollment during which the member is eligible for covered services.

3.4.2	Prior Period Coverage refers to the time frame from the effective date of eligibility (usually the first day of the month of application) until the date the member is enrolled with the Contractor.

3.4.3	The Contractor receives notification from AHCCCS of the member’s enrollment.

3.4.4	The Contractor is responsible for payment of all claims for medically necessary covered services provided to members during prior period coverage. This may include services provided prior to the Contract Year and in a Geographic Service Area where the Contractor was not contracted at the time of service delivery.

3.4.5	AHCCCS Fee-For-Service will be responsible for the payment of claims for prior period coverage for members who are found eligible for AHCCCS initially through hospital presumptive eligibility and later are enrolled with the Contractor. Therefore, for those members, the Contractor is not responsible for Prior Period Coverage.

4	SCOPE OF SERVICES

4.1	Overview

The Contractor’s ability to ensure the delivery of services requires a complete and thorough understanding of the intricate, multi-layered service delivery system in order to create a system of care that addresses the member’s needs. The type, amount, duration, scope of services and method of service delivery depends on a wide variety of factors including:

4.1.1	Eligible populations,

4.1.2	Covered services benefit package,

4.1.3	Approach,

4.1.4	Funding, and

4.1.5	Member need.

Specific details for service delivery are contained in Exhibit 7, Documents Incorporated by Reference (DIBR). The Contractor is required to comply with all terms in this Contract and all applicable requirements in each document listed in Exhibit 7; however, particular attention to requirements for effective service delivery should be paid to the following:

4.1.6	ADHS/DBHS Covered Behavioral Health Services Guide,

4.1.7	ADHS/DBHS Policy and Procedures Manual,

4.1.8	AHCCCS Medical Policy Manual, and

4.1.9	AHCCCS Contractor Operations Manual.

4.2	General Requirements for the System of Care

Regardless of the type, amount, duration, scope, service delivery method and population served, Contractor’s service delivery system shall incorporate the following elements:

4.2.1	Coordinate and provide access to quality health care services informed by evidence-based practice guidelines in a cost effective manner.

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4.2.2	Coordinate and provide access to quality health care services that are culturally and linguistically appropriate, maximize personal and family voice and choice, and incorporate a trauma-informed care approach.

4.2.3	Coordinate and provide access to preventive and health promotion services, including wellness services.

4.2.4	Coordinate and provide access to comprehensive care coordination and transitional care across settings; follow-up from inpatient to other settings; participation in discharge planning; and facilitating transfer from the children’s system to the adult system of health care.

4.2.5	Coordinate and provide access to chronic disease management support, including self-management support.

4.2.6	Coordinate and provide access to peer and family delivered support services.

4.2.7	Develop service plans that maximize personal and family voice and choice.

4.2.8	Coordinate and integrate clinical and non-clinical health-care related needs and services.

4.2.9	Implement health information technology to link services, facilitate communication among treating professionals, and between the health team and individual and family caregivers.

4.2.10	Deliver services by providers that are appropriately licensed or certified, operating within their scope of practice, and registered as an AHCCCS provider.

4.2.11	Apply the same standard of care for all members, regardless of the member’s eligibility category.

4.2.12	Deliver services that are sufficient in amount, duration and scope to reasonably be expected to achieve the purpose for which the services are furnished.

4.2.13	Not arbitrarily deny or reduce the amount, duration, or scope of a required service solely because of diagnosis, type of illness, or condition of the member (42 CFR 438.210 (a)(3) (iii)).

4.2.14	Have the discretion to place appropriate limits on a service on the basis of criteria such as medical necessity or for utilization control, subject to ADHS/DBHS review and approval, provided the services furnished can reasonably be expected to achieve their purpose (42 CFR 438.210(a)(3)(i) and (iii)) and [42 CFR 438.210(a) (4)].

4.2.15	Require subcontracted providers to notify the Contractor if, on the basis of moral or religious grounds the subcontractor elects to not provide or reimburse for a covered service (42 CFR 438.102(b)(i)).

4.2.16	Require subcontracted providers to offer the services described in Section 4.9, Health Education and Health Promotion Services.

4.2.17	Require covered services to be medically necessary and cost effective and to be provided by or coordinated by a primary care provider except for annual well woman exams, behavioral health and children’s dental services.

4.2.18	Provide covered services to members in accordance with all applicable Federal and State laws, regulations and policies, including those listed by reference in attachments and this Contract.

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4.2.19	Create and submit to ADHS/DBHS according to instructions provided by ADHS/DBHS, a System of Care Plan that contains both Children’s and Adult System of Care Sections with the following:

4.2.19.1	Action steps and measurable outcomes that are aligned with the goals and objectives in the statewide ADHS/DBHS Annual System of Care Plan;

4.2.19.2	Identifies and addresses regional needs and incorporates region-wide program specific goals and objectives; and

4.2.19.3	Incorporat es changes to the service delivery system based upon recommendations from the annual System of Care planning process that has Contractor, member, family member and other community stakeholder attendance and input.

4.2.20	Submit to ADHS/DBHS for approval, case manager ratio plans based on national standards that will take into account member acuity, legal, and environmental needs.

4.2.21	Implement Adult Clinical Teams consistent with Substance Abuse and Mental Health Service Administration (SAMHSA) Best Practices.

4.2.22	Ensure that its providers, acting within the lawful scope of their practice, are not prohibited or otherwise restricted from communicating freely with members regarding their health care, medical needs and treatment options, even if needed services are not covered by the Contractor. [42 CFR 438.102]:

4.2.22.1	The member’s health status, medical care or treatment options, including any alternative treatment that may be self-administered [42 CFR 438.100(b)(2)];

4.2.22.2	Information the member needs in order to decide among all relevant treatment options;

4.2.23	The risks, benefits, and consequences of treatment or non-treatment; and

4.2.23.1	The member’s right to participate in decisions regarding his or her behavioral health care, including the right to refuse treatment, and to express preferences about future treatment decisions [42 CFR 438.100(b)(2)(iv)].

4.2.24	Deliver covered health services in accordance with the requirements of any other funding source.

4.3	Behavioral Health Covered Services

The Contractor shall ensure the delivery of:

4.3.1	Medically necessary and clinically appropriate covered behavioral health services to eligible members in conformance with the ADHS/DBHS Covered Behavioral Health Services Guide.

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4.3.2	Covered behavioral health services under the Mental Health Block Grant (MHBG), Substance Abuse Block Grant (SABG) and other grant funding as available.

4.3.3	Annual reports on use of MHBG and SABG funds in accordance with Block Grant reporting requirements.

4.3.4	Covered behavioral health services in accordance with the terms of the IGA between ADHS/DBHS and all County agreements for court ordered evaluations.

4.3.5	For the Southern GSA the Contractor shall:

4.3.5.1	Utilize the Liquor fee funding listed in the allocation schedule Pima County IGA for court ordered evaluations; and

4.3.5.2	Provide services as prescribed in this Contract and A.R.S. 4-203.01 (1) and A.R.S. 36-2021 through A.R.S. 36-2031 for substance abuse services in Pima County including crisis, detoxification services, and outpatient services utilizing the Liquor Fees funding listed in the allocation schedule.

4.3.6	For the Northern GSA the Contractor shall:

4.3.6.1	Utilize the Coconino County funding listed in the allocation schedule for court ordered evaluations.

4.3.7	All required documentation in accordance with any funding source including discretionary grants.

4.4	Behavioral Health Service Delivery Approach

The Contractor shall:

4.4.1	Provide each member with a behavioral health assessment in accordance with the ADHS/DBHS Policy on Assessment and Service Planning.

4.4.2	Develop and revise the member’s individual service plan in conformance with the ADHS/DBHS Policy on Assessment and Service Planning.

4.4.3	Make referrals to service providers.

4.4.4	Coordinate care as described in Section 5.1, Care Coordination.

4.4.5	Develop and implement transition, discharge and aftercare plans for each person prior to discontinuation of covered services.

4.4.6	Require subcontractors and providers to actively engage and involve family members in service planning and service delivery.

4.5	Behavioral Health Service Delivery for Adult Members

The Contractor shall:

4.5.1	Ensure services are delivered to adults in conformance with Exhibit 6, Nine Guiding Principles for Recovery-Oriented Adult Behavioral Health Services and Systems.

4.5.2	Implement the American Society of Addiction Medicine Patient Placement Criteria (ASAM).

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4.5.3	Implement the following service delivery programs for SMI members consistent with U.S. Department of Health and Human Services (DHHS), Substance Abuse and Mental Health Services Administration’s (SAMHSA) established program models:

4.5.3.1	Assertive Community Treatment (ACT),

4.5.3.2	Supported Employment,

4.5.3.3	Permanent Supportive Housing, and

4.5.3.4	Consumer Operated Programs.

4.5.4	Monitor fidelity to the service delivery programs described in Section 4.5.3 annually using the ADHS/DBHS adopted measurement instrument, for example, the SAMHSA Fidelity Scale and General Organizational Index and report findings to ADHS/DBHS.

4.6	Behavioral Health Services for Child Members

The Contractor shall:

4.6.1	Ensure delivery of services to children in conformance with:

4.6.1.1	Exhibit 7, Clinical Guidance Documents (The Child and Family Team); and

4.6.1.2	Exhibit 5, The Arizona Vision-Twelve (12) Principles for Children Service Delivery.

4.6.2	Comply with established caseload ratios for case managers assigned to serve children identified as having high/complex needs.

4.6.3	Utilize a network of generalist support and rehabilitation providers.

4.6.4	Utilize Home Care Training to the Home Care Client (HCTC) as an alternative to more restrictive levels of care when clinically indicated.

4.6.5	Implement ADHS/DBHS’ method for in-depth review of Child and Family Team (CFT) practice.

4.6.6	Utilize acuity measure instruments as directed by ADHS/DBHS.

4.6.7	Implement service delivery models as directed by ADHS/DBHS.

4.6.8	Maintain Designated Email Addresses to Streamline Communication:

4.6.8.1	RBHA must establish a standardized email address as a single point of contact for the Department of Child Safety (DCS) and foster families. Email address must format of DCS@ followed by the RBHA’s standard email suffix. RBHA must monitor inbox and respond to inquiries during each business day.

4.6.9	Monitor Extensive Trauma-Informed Assessment:

4.6.9.1	Upon notification by DCS that a child has been taken into custody, ensure that each child and family is referred for ongoing behavioral health services for a period of at least six (6) months unless services are refused by the guardian or the child is no longer in DCS custody. Services must be provided to:

4.6.9.2	Mitigate and address the child’s trauma;

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4.6.9.3	Support the child’s temporary caretakers;

4.6.9.4	Promote stability and well-being; and

4.6.9.5	Address the permanency goal of the child and family.

4.6.10	A minimum of one (1) monthly documented service is required.

4.6.11	Provide a monthly reconcile DCS Removal List with Individuals Receiving a Rapid Response:

4.6.12	CMDP will provide a monthly listing of children placed in Department of Child Safety (DCS) custody and the RBHA shall compare it with their own listing of DCS children receiving a rapid response service. For any listed children still in DCS custody who have not yet been engaged in behavioral health services, RBHA shall ensure that a rapid response service is delivered. By close of business on the 30th of each reporting month (beginning in June of 2015), RBHA will deliver a DCS Rapid Response Monthly Reconciliation Report that will minimally include:

4.6.12.1	The number of individuals removed by DCS;

4.6.12.2	The number of individuals referred by DCS for a rapid response service;

4.6.12.3	The number of individuals receiving a rapid response service;

4.6.12.4	The number of individuals placed in DCS custody who were not initially referred by DCS for a rapid response service, and

4.6.12.5	The number of children receiving a behavioral health service following reconciliation of the monthly list.

4.6.13	The report must also include a specific listing of each individual who was not initially referred for a rapid response along with the current status of connection to behavioral health services.

4.7	Physical Health Care Covered Services

The Contractor, when medically necessary, shall ensure the delivery of the following physical health care services to SMI members eligible to receive physical health care services:

4.7.1	Ambulatory Surgery includes surgical services for either emergency or scheduled surgeries when provided in an ambulatory or outpatient setting, such as a freestanding surgical center or a hospital-based outpatient surgical setting.

4.7.2	Anti-hemophilic Agents and Related Services includes services for the treatment of hemophilia Von Willebrand’s disease, and Gaucher’s Disease.

4.7.3	Audiology includes medically necessary audiology services to evaluate hearing loss for all members, on both an inpatient and outpatient basis. Hearing aids are covered only for members, age eighteen (18) through twenty (20) receiving Early and Periodic Screening, Diagnostic and Treatment (EPSDT) services.

4.7.4	Chiropractic Services includes chiropractic services to members age eighteen (18) through twenty (20) in order to ameliorate the member’s medical condition, subject to limitations specified in 42 CFR 410.21, for Qualified Medicare Beneficiaries, regardless of age, if prescribed by the member’s primary care provider (PCP) and approved by the Contractor.

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4.7.5	Dialysis includes medically necessary dialysis, hemodialysis, peritoneal dialysis, hemoperfusion, supplies, diagnostic testing and medication for all members when provided by Medicare-certified hospitals or Medicare-certified end stage renal disease (ESRD) providers. Services may be provided on an outpatient basis or on an inpatient basis if the hospital admission is not solely to provide chronic dialysis services.

4.7.6	EPSDT includes comprehensive health care services through primary prevention, early intervention, diagnosis and medically necessary treatment to correct or ameliorate defects and physical or mental illness discovered by the screenings for members, age eighteen (18) through (20). The Contractor shall ensure that these members receive required screenings including a comprehensive history, developmental/behavioral health screening, comprehensive unclothed physical examination, appropriate vision testing, hearing testing, laboratory tests, dental screenings and immunizations in compliance with the AHCCCS EPSDT periodicity schedule, and the AHCCCS dental periodicity schedule (Exhibit 430-1 in the AHCCCS Medical Policy Manual) and submit all applicable EPSDT reports as required by the AHCCCS Medical Policy Manual to ADHS/DBHS. EPSDT providers must document immunizations into the Arizona State Immunization Information System (ASIIS) and enroll every year in the Vaccine for Children (VFC) program.

4.7.7	Early Detection Health Risk Assessment, Screening, Treatment and Primary Prevention includes primary prevention health education and health care services through screening, diagnostic and medically necessary treatment for members twenty-one (21) years of age and older. These services include, but are not limited to, screening and treatment for hypertension; elevated cholesterol; colon cancer; sexually transmitted diseases; tuberculosis; HIV/AIDS; breast and cervical cancer; and prostate cancer. Nutritional assessment and treatment are covered when medically necessary to meet the over and under nutritional needs of members who may have a chronic debilitating disease. Physical examinations, diagnostic work-ups and medically necessary immunizations are also covered in accordance with A.A.C. R9-22-205.

4.7.8	Well Exams: Well visits, such as, but not limited to, well woman exams, breast exams, and prostate exams are covered for members 21 years of age and older. For members under 21 years of age, AHCCCS continues to cover medically necessary services under the EPSDT Program.

4.7.9	Emergency Services include emergency services specified in the AHCCCS Medical Policy Manual Policy and, at a minimum, as follows:

4.7.9.1	Emergency services facilities adequately staffed by qualified medical professionals to provide pre-hospital, emergency care on a twenty-four (24) hour a day, seven (7) day a week basis, for an emergency medical condition as defined by A.A.C. Title, 9, Chapter 22, Article 1;

4.7.9.2	Emergency medical services are covered without prior authorization;

4.7.9.3	All medical services necessary to rule out an emergency condition;

4.7.9.4	Emergency transportation; and

4.7.9.5	Additional emergency services information and requirements is contained in AAC R9-22-201, et seq. and [42 CFR 438.114].

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4.7.10	Per Medicaid Managed Care regulations, [42 CFR 438.114; 42 CFR 422.113; and 42 CFR 422.133], the following conditions apply with respect to coverage and payment of emergency services for TXIX/XXI members the Contractor shall:

4.7.10.1	Be financially responsible for all emergency medical services including triage, physician assessment and diagnostic tests, when members present in an emergency room setting;

4.7.10.2	Reimburse ambulance transportation and/or other medically necessary transportation provided to a member. Refer to ACOM Policy 432;

4.7.10.3	Cover the cost of ambulance transportation and/or other medically necessary transportation provided to a member who requires behavioral services after medical stabilization;

4.7.10.4	Cover cost for medically necessary professional psychiatric consultations in either emergency room or inpatient settings; and

4.7.10.5	Cover and pay for emergency services regardless of whether the provider that furnishes the service has a subcontract with the Contractor.

4.7.11	The Contractor may not deny payment for treatment obtained under either of the following circumstances for TXIX/XXI members:

4.7.11.1	A member had an emergency medical condition, including cases in which the absence of medical attention would not have resulted in the outcomes identified in the definition of emergency medical condition under [42 CFR 438.114]; or

4.7.11.2	Contractor’ s representative, an employee or subcontracting provider, instructs the member to seek emergency medical services.

4.7.12	The Contractor may not limit what constitutes an emergency medical condition as defined in [42 CFR 438.114], on the basis of lists of diagnoses or symptoms.

4.7.13	The Contractor may not refuse to cover emergency services based on the failure of the emergency room provider, hospital, or fiscal agent to notify the Contractor of the member’s screening and treatment within ten (10) calendar days of presentation for emergency services. Claims submission by the hospital within ten (10) calendar days of presentation for the emergency services constitutes notice to the Contractor. This notification requirement applies only to the provision of emergency services.

4.7.14	The Contractor may not require notification of Emergency Department treat and release visits as a condition of payment unless the Contractor has prior approval from ADHS/DBHS.

4.7.15

The Contractor may not hold a member who has an emergency medical condition liable for payment of subsequent screening and treatment needed to diagnose the specific condition or stabilize the patient. The attending emergency physician, or the

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provider actually treating the member, is responsible for determining when the member is sufficiently stabilized for transfer or discharge, and such determination is binding on the Contractor responsible for coverage and payment. The Contractor shall comply with Medicaid Managed Care guidelines regarding the coordination of post-stabilization care.

4.7.16	Family Planning includes family planning services in accordance with the AHCCCS Medical Policy Manual, for all members (male and female) who choose to delay or prevent pregnancy. These include medical, surgical, pharmacological, laboratory services, and contraceptive devices. Information and counseling, which allow members to make informed decisions regarding family planning methods, shall also be included. If the Contractor does not provide family planning services, it must subcontract for these services through another health care delivery system.

4.7.17	Foot and Ankle Services for members age eighteen (18) through twenty (20) includes foot and ankle care services for members age eighteen (18) through twenty (20) to include bunionectomies, casting for the purpose of constructing or accommodating orthotics, medically necessary orthopedic shoes that are an integral part of a brace, and medically necessary routine foot care for patients with a severe systemic disease that prohibits care by a nonprofessional person.

4.7.18	Foot and Ankle Services for member age twenty-one (21) and older includes foot and ankle care services to include wound care, treatment of pressure ulcers, fracture care, reconstructive surgeries, and limited bunionectomy services. Medically necessary routine foot care services are only available for members with a severe systemic disease that prohibits care by a nonprofessional person as described in the AHCCCS Medical Policy Manual. Services are not covered for members twenty-one (21) years of age and older, when provided by a podiatrist or podiatric surgeon.

4.7.19	Home and Community Based Services (HCBS) includes Assisted Living facility, alternative residential setting, or home and community based services as defined in A.A.C. Title, 9, Chapter 22, Article 2 and A.A.C. Title, 9, Chapter 28, Article 2 that meet the provider standards described in A.A.C. Title, 9, Chapter 28, Article 5, and subject to the limitations set forth in the AHCCCS Medical Policy Manual. These services are covered in lieu of a nursing facility.

4.7.20	Home Health includes services provided under the direction of a physician to prevent hospitalization or institutionalization and may include nursing, therapies, supplies and home health aide services provided on a part-time or intermittent basis.

4.7.21	Hospice includes covered services for members that are certified by a physician as being terminally ill and having six months or less to live. Additional detail on covered hospice services is contained in AHCCCS Medical Policy Manual.

4.7.22	Hospital inpatient services include semi-private accommodations for routine care, intensive and coronary care, surgical care, obstetrics and newborn nurseries, and behavioral health emergency/crisis services. If the member’s medical condition requires isolation, private inpatient accommodations are covered. Nursing services, dietary services and ancillary services such as laboratory, radiology, pharmaceuticals, medical supplies, blood and blood derivatives, etc. are also covered. Outpatient hospital services include any of the above services which may be appropriately provided on an outpatient or ambulatory basis such as laboratory, radiology, therapies and ambulatory surgery. Observation services may be provided on an outpatient basis, if determined reasonable and necessary to decide whether the member should be admitted for inpatient care. Observation services include the use of a bed and periodic monitoring by hospital nursing staff and other staff to evaluate, stabilize or treat medical conditions of a significant degree of instability and disability. Additional detail on limitations on hospital stays is contained in the AHCCCS Medical Policy Manual.

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4.7.23	Immunizations include immunizations for adults age twenty-one (21) years and older including but not limited to: medically necessary diphtheria, tetanus, pertussis vaccine (DTap), influenza, pneumococcus, rubella, measles and hepatitis-B and others as medically indicated. Immunizations for members age eighteen (18) through twenty (20) include, but are not limited to: diphtheria, tetanus, pertussis vaccine (DTaP), inactivated polio vaccine (IPV), measles, mumps, rubella vaccine (MMR), H. influenza, type B (HIB), hepatitis B (Hep B), hepatitis A (Hep A), Human Pappiloma virus (HPV) through age twenty (20) for both males and females, pneumococcal conjugate (PCV) and varicella zoster virus (VZV) vaccine. Additional detail on current immunization requirements is contained in the AHCCCS Medical Policy Manual.

4.7.24	The Contractor is required to report to AHCCCS, as specified in Exhibit 9, a monthly Hepatitis C Virus (HCV) Medication Report. Data is reported for all HCV medication activity for the month being reported. The total number of requests received, approvals, denials, and appeals for any given month are to be included in the report. As outcome information becomes available, it is to also be included in the report for the month received. The Contractor will be reporting as a January activity (due February 10th) any information received regarding outcomes, appeals, hearings, and so forth for medication approvals from past months.

4.7.25	Incontinence Briefs: In general, incontinence briefs (diapers) are not covered for members unless medically necessary to treat a medical condition. However, for AHCCCS members over three years of age and under 21 years of age incontinence briefs, including pull-ups and incontinence pads, are also covered to prevent skin breakdown and to enable participation in social community, therapeutic, and educational activities under limited circumstances. In addition, effective December 15, 2014 for members in the ALTCS Program who are 21 years of age and older, incontinence briefs, including pull-ups and incontinence pads are also covered in order to prevent skin breakdown as outlined in AMPM Policy 310-P. See A.A.C. R9-22-212 and AMPM Chapters 300 and 400. Incontinence Supplies includes incontinence supplies as specified in A.A.C. R9-22-212 and the AHCCCS Medical Policy Manual.

4.7.26	Laboratory including laboratory services for diagnostic, screening and monitoring purposes are covered when ordered by the member’s PCP, other attending physician or dentist, and provided by a CLIA (Clinical Laboratory Improvement Act) approved free-standing laboratory or hospital laboratory, clinic, physician office or other health care facility laboratory. Upon written request, the Contractor may obtain laboratory test data on members from a laboratory or hospital-based laboratory subject to the requirements specified in A.R.S. § 36-2903(Q) and (R). The data shall be used exclusively for quality improvement activities and health care outcome studies required and approved by ADHS/DBHS.

4.7.27

Maternity includes pre-conception counseling, pregnancy identification, prenatal care, treatment of pregnancy related conditions, labor and delivery services, and postpartum care for members. Services may be provided by physicians, physician assistants, nurse practitioners, certified nurse midwives, or licensed midwives. Additional details for maternity services are contained in Scope of Work, Section 7.6. The Contractor shall allow women to receive up to forty-eight (48) hours of inpatient hospital care after a routine vaginal delivery and up to ninety-six (96) hours of inpatient care after a cesarean delivery. The attending health care provider, in consultation with

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the mother, may discharge the mother prior to the minimum length of stay. The Contractor shall inform all pregnant members of voluntary prenatal HIV testing and the availability of medical counseling if the test is positive. The Contractor shall provide information in the member handbook and annually in the member newsletter, to encourage pregnant women to be tested and instructions about where to be tested. Semi-annually, the Contractor shall report to ADHS, the number of pregnant women who have been identified as HIV/AIDS-positive. This report is due no later than thirty (30) days after the end of the second and fourth quarters of the Contract Year. Members who transition to a new Contractor or become enrolled during their third trimester must be allowed to complete maternity care with their current AHCCCS registered provider, regardless of contractual status, to ensure continuity of care.

4.7.28	Medical Foods includes foods subject to the limitations in the AHCCCS Medical Policy Manual for members diagnosed with a metabolic condition and specified in the AHCCCS Medical Policy Manual.

4.7.29	Medical Supplies, Durable Medical Equipment (DME), and Prosthetic Devices: includes services prescribed by the member’s PCP, attending physician or practitioner, or by a dentist as described in the AHCCCS Medical Policy Manual. Prosthetic devices must be medically necessary and meet criteria as described in the AHCCCS Medical Policy Manual. For persons age twenty-one (21) or older, ADHS/DBHS will not pay for microprocessor controlled lower limbs and microprocessor controlled joints for lower limbs. Medical equipment may be rented or purchased only if other sources are not available which provide the items at no cost. The total cost of the rental must not exceed the purchase price of the item. Reasonable repairs or adjustments of purchased equipment are covered to make the equipment serviceable and/or when the repair cost is less than renting or purchasing another unit and include exclusions as stated in AMPM Chapter 300.

4.7.30	Nursing Facility includes services in nursing facilities and religious non-medical health care institutions for members that require short-term convalescent care not to exceed ninety (90) days per Contract Year. In lieu of a nursing facility, the member may be placed in an assisted living facility, an alternative residential setting, or receive home and community based services as defined in the Scope of Work, Section 4.7 Physical Health Care Covered Services. Nursing facility services must be provided in a dually-certified Medicare State licensed nursing facility, which includes in the per-diem rate: nursing services; basic patient care equipment and sickroom supplies; dietary services; administrative physician visits; non-customized DME; necessary maintenance and rehabilitation therapies; over-the-counter medications; social, recreational and spiritual activities; and administrative, operational medical direction services as outlined in AMPM Chapter 300. Additional detail on Nursing Facility Reimbursement is contained in the Scope of Work, Section 16.2 The Contractor shall notify AHCCCS’ Assistant Director of the Division of Member Services, by email, when a member has been residing in a nursing facility for sixty (60) days to allow ADHS/DBHS to follow-up on the status of the member’s ALTCS application and to consider potential fee-for-service coverage, if the stay goes beyond the ninety (90) day per Contract Year maximum. The notice should be sent via e-mail to HealthPlan60DayNotice@azahcccs.gov and must include the following:

4.7.30.1	Member name,

4.7.30.2	AHCCCS ID,

4.7.30.3	Date of birth,

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4.7.30.4	Name of facility,

4.7.30.5	Admission date to the facility,

4.7.30.6	Date sixty (60) day limit is reached, and

4.7.30.7	Name of contractor of enrollment.

4.7.31	Nutrition includes nutritional assessments conducted as a part of the EPSDT screenings for members age eighteen (18) through twenty (20), and to assist members twenty-one (21) years of age and older whose health status may improve with over and under nutritional intervention. Assessment of nutritional status on a periodic basis may be provided as determined necessary, and as a part of the health risk assessment and screening services provided by the member’s PCP. Assessments may also be provided by a registered dietitian when ordered by the member’s PCP. Nutritional therapy on an enteral, parenteral or oral basis, when determined medically necessary to provide either complete daily dietary requirements or to supplement a member’s daily nutritional and caloric intake is covered according to criteria specified in the AHCCCS Medical Policy Manual.

4.7.32	Oral Health includes medically necessary dental services to members age eighteen (18) through twenty (20) including emergency dental services, dental screening and preventive services in accordance with the AHCCCS Dental Periodicity Schedule, as well as therapeutic dental services, dentures, and pre-transplantation dental services. The Contractor shall:

4.7.32.1	Monitor compliance with the AHCCCS Dental Periodicity Schedule for dental screening services;

4.7.32.2	Ensure that members are notified in writing when dental screenings are due if the member has not been scheduled for a visit. If a dental screening is not received by the member, a second written notice must be sent. Members age eighteen (18) through (20) may request dental services without referral and may choose a dental provider within the Contractor’s provider network;

4.7.32.3	For members twenty-one (21) years of age and older, the Contractor shall cover medical and surgical services furnished by a dentist only to the extent such services may be performed under state law either by a physician or by a dentist in conformance with A.A.C. R9-22-207. These services would be considered physician services if furnished by a physician; and

4.7.32.4	Refer to the AHCCCS Medical Policy Manual for additional detail on oral health dental services that are covered for pre-transplant candidates and for members with cancer of the jaw, neck or head.

4.7.33	Orthotics, Orthotics are covered for AHCCCS members under the age of 21 as outlined in AMPM Policy 430. Orthotics are covered for AHCCCS members 21 years of age and older if all of the following apply:

4.7.33.1	The use of the orthotic is medically necessary as the preferred treatment option and consistent with Medicare guidelines;

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4.7.33.2	The orthotic is less expensive than all other treatment options or surgical procedures to treat the same diagnosed condition; and

4.7.33.3	The orthotic is ordered by a physician or primary care practitioner.

Medical equipment may be rented or purchased only if other sources, which provide the items at no cost, are not available. The total cost of the rental must not exceed the purchase price of the item. Reasonable repairs or adjustments of purchased equipment are covered for all members to make the equipment serviceable and/or when the repair cost is less than renting or purchasing another unit. The component will be replaced if at the time authorization is sought documentation is provided to establish that the component is not operating effectively.

4.7.34	Physician includes physician services for medical assessment, treatments and surgical services provided by licensed allopathic or osteopathic physicians.

4.7.35	Post-stabilization Care Services Coverage and Payment includes services, related to an emergency medical condition, provided after the member’s condition is sufficiently stabilized in order to maintain, improve or resolve the member’s condition so that the member could be safely discharged or transferred to another location 42 CFR 438-114(a). Pursuant to A.A.C. R9-22-210 and 42 CFR 438.114; 42 CFR 422.113(c) and 42 CFR 422.133, the following conditions apply for coverage and payment of post-stabilization care services, except where otherwise stated in this Contract. Cover and pay for post-stabilization care services without authorization, regardless of whether the provider that delivers the service has a subcontract with the Contractor, as follows:

4.7.35.1	Post-stabilization care services were pre-approved by the Contractor; or

4.7.35.2	Post-stabilization care services were not pre-approved by the Contractor because the Contractor did not respond to the treating provider’s request for pre-approval within one (1) hour after the treating provider’s request or could not be contacted for pre-approval.

4.7.36	In situations when the Contractor representative and the treating physician cannot reach agreement concerning the member’s care and a Contractor physician is not available for consultation, the Contractor must give the treating physician the opportunity to consult with a Contractor physician and the treating physician may continue with care of the patient until a Contractor physician is reached or one of the criteria in [42 CFR 422.113(c)(3)] is met.

4.7.37	Pursuant to [42 CFR 422.113(c)(3)], the Contractor’s financial responsibility for post-stabilization care services that have not been pre-approved ends when:

4.7.37.1	A Contractor physician with privileges at the treating hospital assumes responsibility for the member’s care;

4.7.37.2	A Contractor physician assumes responsibility for the member’s care through transfer;

4.7.37.3	A Contractor representative and the treating physician reach an agreement concerning the member’s care; or

4.7.37.4	The member is discharged.

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4.7.38	Pregnancy Termination includes pregnancy termination coverage if the pregnant member suffers from a physical disorder, physical injury, or physical illness, including a life endangering physical condition caused by or arising from the pregnancy itself, that would, as certified by a physician, place the member in danger of death unless the pregnancy is terminated, or the pregnancy is a result of rape or incest. The attending physician must acknowledge that a pregnancy termination has been determined medically necessary by submitting the Certificate of Necessity for Pregnancy Termination. This certificate must be submitted to the Contractor’s Medical Director. The Certificate must certify that, in the physician’s professional judgment, the criteria have been met.

4.7.39	Prescription Medications includes medications ordered by a PCP, attending physician, dentist or other authorized prescriber and dispensed under the direction of a licensed pharmacist subject to limitations related to prescription supply amounts, Contractor formularies and prior authorization requirements. An appropriate over-the-counter medication may be prescribed as defined in the AHCCCS Medical Policy Manual when it is determined to be a lower-cost alternative to a prescription medication. Additional detail is contained in Scope of Work, Medications, Section 4.11. Additional detail for coverage of Medicare Part D prescription medications is contained in Scope of Work, Medicare Services and Cost Sharing, Section 15.17.

4.7.40	Primary Care Provider (PCP) includes those medically necessary covered services provided by a physician, physician assistant or nurse practitioner selected by, or assigned to, the member. The PCP provides primary health care and serves as a coordinator in referring the member for specialty medical services 42 CFR 438.208(b). The PCP is responsible for maintaining the member’s primary medical record, which contains documentation of all health risk assessments and health care services of which they are aware whether or not they were provided by the PCP.

4.7.41	Radiology and Medical Imaging includes medically necessary services ordered by the member’s PCP, attending physician or dentist for diagnosis, prevention, treatment, or assessment of a medical condition.

4.7.42	Rehabilitation Therapy includes occupational, physical and speech therapies prescribed by the member’s PCP or attending physician for acute health condition and the member must have the potential for improvement due to the rehabilitation. Occupational and Speech therapy is covered for all members receiving inpatient hospital or nursing facility services. Occupational Therapy and Speech therapy services provided on an outpatient basis are only covered for members age eighteen (18) through 20. Physical Therapy is covered for all members in both inpatient and outpatient settings. Outpatient physical therapy under the age of twenty-one (21), is subject to visit limits per contract year as described in the AMPM.

4.7.43	Respiratory Therapy includes respiratory therapy services covered in inpatient and outpatient settings when prescribed by the member’s PCP or attending physician, and is necessary to restore, maintain or improve respiratory functioning.

4.7.44	Transplantation of Organs and Tissue, and Related Immunosuppressant Drugs includes services covered subject to the limitations in the AHCCCS Medical Policy Manual for members diagnosed with specified medical conditions. Services include: pre-transplant inpatient or outpatient evaluation; donor search; organ/tissue harvesting or procurement; preparation and transplantation services; and convalescent care. In addition, if a member receives a transplant covered by a source other than AHCCCS, medically necessary non-experimental services are provided, within limitations, after the discharge from the physical health care hospitalization for the transplantation. AHCCCS maintains specialty contracts with transplantation facility providers for the Contractor’s use or the Contractor may select its own transplantation provider.

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4.7.45	Transportation includes emergency and non-emergency medically necessary transportation. Emergency transportation, including transportation initiated by an emergency response system such as 911, may be provided by ground, air or water ambulance to manage a member’s emergency medical condition at an emergency scene and to transport the member to the nearest appropriate medical facility. Non-emergency transportation shall be provided for members who are unable to provide their own transportation for covered services. The Contractor shall ensure that members have coordinated, reliable, medically necessary transportation to ensure members arrive on-time for regularly scheduled appointments and are picked up upon completion of the entire scheduled treatment.

4.7.46	Triage/Screening and Evaluation includes services provided by physical health care hospitals, IHS facilities, tribally owned and/or operated 638 facility and after-hours settings to determine whether or not an emergency exists, to assess the severity of the member’s medical condition and determine services necessary to alleviate or stabilize the emergent condition. Triage/screening services must be reasonable, cost effective and meet the criteria for severity of illness and intensity of service.

4.7.47	Vision Services/Ophthalmology/Optometry includes all medically necessary emergency eye care, vision examinations, prescriptive lenses and frames, and treatments for conditions of the eye for all members age eighteen (18) to through twenty (20). For members who are twenty-one (21) years of age and older, the Contractor shall provide emergency care for eye conditions which meet the definition of an emergency medical condition, cataract removal, and medically necessary vision examinations and prescriptive lenses and frames, if required following cataract removal and other eye conditions as described in the AHCCCS Medical Policy Manual. Members shall have full freedom to choose, within the Contractor’s network, a practitioner in the field of eye care, acting within the scope of their practice, to provide the examination, care or treatment for which the member is eligible. A practitioner in the field of eye care is defined to be either an ophthalmologist or an optometrist.

4.8	Integrated Health Care Service Delivery for SMI Members

The Contractor shall incorporate the following elements into its integrated health care service delivery system approach:

4.8.1	A treatment team, which includes a psychiatrist or equivalent behavioral health medical professional and an assigned primary care physician with an identified single point of contact;

4.8.2	Member and family voice and choice;

4.8.3	Whole-person oriented care;

4.8.4	Quality and safety;

4.8.5	Accessible care;

4.8.6	Effective use of a comprehensive Care Management Program as described in 8.13 Care Management Program Goals, and Care Management Program General Requirements, Sections 8.13 and 8.14;

4.8.7	Coordination of care as described in Section 5.1, Care Coordination;

4.8.8	Health education and health promotion services described in Section 4.9, Health Education and Health Promotion Services;

4.8.9	Improved whole health outcomes of members;

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4.8.10	Utilize peer and family delivered support services;

4.8.11	Make referrals to appropriate community and social support services; and

4.8.12	Utilize health information technology to link services.

4.8.13	Maximize the use of existing behavioral and physical health infrastructure including:

4.8.13.1	SMI clinics,

4.8.13.2	Primary care physicians currently serving SMI members,

4.8.13.3	Community Health Centers, and

4.8.13.4	Peer and family run organizations.

4.9	Health Education and Health Promotion Services

The Contractor shall provide:

4.9.1	Assistance and education for appropriate use of health care services;

4.9.2	Assistance and education about health risk-reduction and healthy lifestyle choices including tobacco cessation;

4.9.3	Screening for tobacco use with the Ask, Advise, and Refer model and refer to the Arizona Smokers Helpline utilizing the proactive referral process;

4.9.4	Education to SMI members to access Contractor’s Nurse call service;

4.9.5	Assistance and education for self-care and management of health conditions, including wellness coaching;

4.9.6	Assistance and education for EPSDT services for members including education and health promotion for dental/oral health services;

4.9.7	Assistance and education about maternity care programs and services for pregnant women including family planning; and

4.9.8	Assistance and education about self-help programs or other community resources that are designed to improve health and wellness.

4.10	American Indian Member Services

The Contractor shall:

4.10.1	Provide access to all applicable covered services to Medicaid eligible American Indians within the assigned Geographic Service Area of Greater Arizona, whether they live on or off the reservation.

4.10.2	Cover costs of emergency services and medically necessary services for eligible American Indian members when members are referred off reservation and/or services are rendered at non-IHS or tribally owned or operated facilities.

4.10.3	Not be responsible for payment for medically necessary services provided to Medicaid eligible members at IHS or a tribally owned and operated facility; AHCCCS is responsible for these payments.

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4.10.4	Provide medically necessary covered services to eligible American Indians through agreements with tribes, IHS facilities, and other providers of services. Contractor may serve eligible American Indians on reservation with agreement from the tribe.

4.10.5	Develop and maintain a network of providers that can deliver culturally and linguistically appropriate services to American Indian members.

4.10.6	Recognize that in addition to services provided through the Contractor, American Indian members through their enrollment choice can always receive services from an IHS or a 638 tribal facility.

4.11	Medications

The Contractor shall:

4.11.1	Develop and maintain a medication list in conformance with the AHCCCS Policy 310-V- Prescription Medications/Pharmacy Services and the ADHS/DBHS Medication List and the ADHS/DBHS Policy on the Medication List.

4.11.2	At a minimum, include the following on the medication list:

4.11.2.1	The available medications on the AHCCCS Minimum Required Prescription Drug List (MRPDL) for SMI members eligible to receive physical health services under this Contract;

4.11.2.2	The available medications on the ADHS/DBHS Medication List for members eligible to receive behavioral health services under this Contract; and

4.11.2.3	Medications to treat anxiety, depression and attention deficit hyperactivity disorder (ADHD).

4.11.3	Provide generic and branded reimbursement guarantees, an aggressive Maximum Allowable Cost (MAC) pricing program, generic dispensing rate guarantee, and utilization methodologies to dispense the least costly, clinically appropriate medication and report the rebates in conformance with requirements in the ADHS/DBHS Financial Reporting Guide for Greater Arizona.

4.11.4	Recognize that for SMI members, PCP’s may treat members with anxiety, depression and ADHD and may provide medication management services including prescriptions, laboratory, and other diagnostic tests necessary for diagnosis, and treatment. Clinical tool kits for the treatment of anxiety, depression, and ADHD are available in the AMPM. These tool kits are a resource only and may not apply to all patients and all clinical situations. The tool kits are not intended to replace clinical judgment.

4.11.5	Recognize that for SMI members Prescription Medications ordered by a PCP, attending physician, dentist or other authorized prescriber and dispensed under the direction of a licensed pharmacist are covered subject to limitations related to prescription supply amounts, Contractor formularies and prior authorization requirements. An appropriate over-the-counter medication may be prescribed as defined in the AMPM when it is determined to be a lower-cost alternative to a prescription medication.

4.11.6	Recognize that for SMI members, drugs ordered by a PCP, attending physician, dentist or other authorized prescriber and dispensed under the direction of a licensed pharmacist are covered; however, they are subject to limitations related to prescription supply amounts, and the Contractor’s prior authorization requirements if they are excluded from Medicare Part D coverage. Medications that are covered by Part D, but are not on a specific Part D Health Plan’s formulary are not considered excluded drugs and will not be covered. This applies to members that are enrolled in Medicare Part D or are eligible for Medicare Part D.

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4.12	Laboratory Testing Services

The Contractor shall:

4.12.1	Use laboratory testing sites that have either a Clinical Laboratory Improvement Amendments (CLIA) Certificate of Waiver or a Certificate of Registration along with a CLIA identification number.

4.12.2	Verify that laboratories satisfy all requirements in 42 CFR 493, Subpart A, General Provisions.

4.12.3	Cover laboratory services for diagnostic, screening and monitoring purposes when ordered by the member’s PCP, other attending physician or dentist, and provided by a CLIA approved free-standing laboratory or hospital laboratory, clinic, physician office or other health care facility laboratory.

4.12.4	Require all clinical laboratories to provide verification of CLIA Licensure or Certificate of Waiver during the provider registration process. Failure to do so shall result in either a termination of an active provider ID number or denial of initial registration.

4.12.5	Apply the following requirements to all clinical laboratories:

4.12.5.1	Pass-through billing or other similar activities with the intent to avoid the requirements in the Scope of Work, Laboratory Testing Services, Sections 4.12.1 and 4.12.2 is prohibited;

4.12.5.2	Clinical laboratory providers who do not comply with the requirements in the Scope of Work, Laboratory Testing Services, Sections 4.12.1 and 4.12.2 may not be reimbursed;

4.12.5.3	Laboratories with a Certificate of Waiver are limited to providing only the types of tests permitted under the terms of their waiver; and

4.12.5.4	Laboratories with a Certificate of Registration are allowed to perform a full range of laboratory tests.

4.12.6	Manage and oversee the administration of laboratory services through subcontracts with qualified services providers to deliver laboratory services.

4.12.7	Obtain laboratory test data on Title XIX/XXI eligible members from a laboratory or hospital based laboratory subject to the requirements in A.R.S. § 36-2903(Q) (1-6) and (R), upon written request.

4.12.8	Use the data in Section 4.12.7 exclusively for quality improvement activities and health care outcome studies required and approved by ADHS/DBHS.

4.13	Crisis Services Overview

ADHS/DBHS supports a coordinated system of entry into crisis services that are community based, recovery-oriented, and member focused. The improvement of collaboration, data collection standards, and communication will enhance quality of care which leads to better health care outcomes while containing cost. Expanding provider networks that are capable of providing a full array of crisis services that are geared toward the members is expected to maintain health and enhance member quality of life. The use of crisis service data for crisis service delivery and coordination of care is critical to the effectiveness of the overall crisis delivery system.

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4.14	Crisis Services-General Requirements

The Contractor shall:

4.14.1	Stabilize individuals as quickly as possible and assist them in returning to their baseline of functioning;

4.14.2	Assess the individual’s needs, identify the supports and services that are necessary to meet those needs, and connect the individual to appropriate services;

4.14.3	Provide solution-focused and recovery-oriented interventions designed to avoid unnecessary hospitalization, incarceration, or placement in a more segregated setting;

4.14.4	Utilize the engagement of peer and family support services in providing crisis services;

4.14.5	Meet or exceed the immediate and urgent response requirements in conformance with the ADHS/DBHS Policy on Appointment Standards and Timeliness of Service and record referrals, dispositions, and overall response time;

4.14.6	Not require prior authorization for crisis services;

4.14.7	Have the discretion to require subcontracted providers that are not part of Contractor’s crisis network to deliver crisis services or be involved in crisis response activities during regular business operating hours;

4.14.8	Coordinate with all clinics and case management agencies to resolve crisis situations for assigned members;

4.14.9	Develop local county based stabilization services to prevent unnecessary transport outside of the community where the crisis is occurring;

4.14.10	Develop a process where tribal liaisons and appropriate clinical staff coordinate crisis services on tribal lands with the crisis providers;

4.14.11	Participate in a data and information sharing system, connecting crisis providers and member physicians through a health information exchange;

4.14.12	Analyze, track, and trend crisis service utilization data in order to improve crisis services;

4.14.13	In conformance with the Scope of Work, Care Coordination and Collaboration Section 5, provide information about crisis services and develop and maintain collaborative relationships with community partners including:

4.14.13.1	Fire,

4.14.13.2	Police,

4.14.13.3	Emergency medical services,

4.14.13.4	Hospital emergency departments,

4.14.13.5	AHCCCS Acute Care Health Plans, and

4.14.13.6	Providers of public health and safety services.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

4.14.14	Have active involvement with local police, fire departments, and first responders in the development of strategies for crisis service care coordination and strategies to assess and improve crisis response services;

4.14.15	Provide annual trainings to support and develop law enforcement agencies understanding of behavioral health emergencies and crises;

4.14.16	Utilize and train tribal police to be able to assist in behavioral health crises responses on tribal land;

4.14.17	Develop a collaborative process to ensure information sharing for timely access to Court Ordered Evaluation (COE) services; and

4.14.18	Submit the deliverables related to Crisis Services reporting in accordance with Exhibit 9.

4.14.19	The Contractor is responsible for notifying the responsible health plan within twenty-four (24) hours of an acute dual eligible member engaging in crisis services so subsequent services can be initiated by the member’s health plan. The member’s health plan is responsible for all other medically necessary services related to a crisis episode. The Contractor shall develop policies and procedures to ensure timely notification and communication with health plans for acute dual eligible members who have engaged crisis services.

4.14.20	The Contractor shall be responsible for the full continuum of crisis services, including but not limited to, timely access to crisis services telephone response, mobile crisis teams and stabilization services. Crisis services shall be community based, recovery-oriented, and member focused and shall work to stabilize individuals as quickly as possible and assist them in returning to their baseline of functioning.

4.14.21	The Contractor shall develop policies that outline its role and responsibility related to the treatment of individuals who are unable or unwilling to consent to treatment. The policy must be submitted for review. The policy must address:

4.14.21.1	Involuntary evaluation/petitioning;

4.14.21.2	Court ordered process, including tracking the status of court orders;

4.14.21.3	Execution of court order, and;

4.14.21.4	Judicial review.

4.15	Crisis Services-Telephone Response

The Contractor shall:

4.15.1	Establish and maintain a twenty-four (24) hours per day, seven (7) days per week crisis response system.

4.15.2	Establish and maintain a single toll-free crisis telephone number.

4.15.3	Publicize its single toll-free crisis telephone number throughout Greater Arizona and include it prominently on Contractor’s web site, the Member Handbook, member newsletters and as a listing in the resource directory of local telephone books.

4.15.4	Have a sufficient number of staff to manage the telephone crisis response line.

4.15.5	Answer calls to the crisis response line within three (3) telephone rings, with a call abandonment rate of less than three per cent (3%).

4.15.6	Include triage, referral and dispatch of service providers and patch capabilities to and from 911 and other crisis providers or crisis systems as applicable.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

4.15.7	Conduct a follow-up call within seventy-two (72) hours to make sure the caller has received the necessary services.

4.15.8	Offer interpretation or language translation services to persons who do not speak or understand English and for the deaf and hard of hearing.

4.15.9	Provide Nurse On-Call services twenty-four (24) hours per day, seven (7) days per week to answer general healthcare questions from SMI members receiving physical health care services under this Contract and to provide them with general health information and self-care instructions.

4.16	Crisis Services-Mobile Crisis Teams

The Contractor shall establish and maintain mobile crisis teams with the following capabilities:

4.16.1	Ability to travel to the place where the individual is experiencing the crisis.

4.16.2	Ability to assess and provide immediate crisis intervention.

4.16.3	Develop mobile teams that have the capacity to serve specialty needs of population served including youth and children, hospital rapid response, and developmentally disabled.

4.16.4	Reasonable efforts to stabilize acute psychiatric or behavioral symptoms, evaluate treatment needs, and develop plans to meet the individual’s needs.

4.16.5	When clinically indicated, transport the individual to a more appropriate facility for further care.

4.16.6	Require mobile crisis teams to respond on site within the average of ninety (90) minutes of receipt of the crisis call. Average of ninety minutes is calculated by utilizing the monthly average of all crisis call response times.

4.16.7	Develop incentives for those mobile team providers who respond to crisis calls within forty-five (45) minutes of the initial call.

4.17	Crisis Services- Crisis Stabilization Settings

The Contractor shall establish and maintain crisis stabilization settings with the following capabilities:

4.17.1	Offer twenty-four (24) hour substance use disorder/psychiatric crisis stabilization services including twenty-three (23) hour crisis stabilization/observation capacity.

4.17.2	Provide short-term crisis stabilization services (up to seventy-two (72) hours) in an effort to successfully resolve the crisis and returning the individual to the community instead of transitioning to a higher level of care.

4.17.3	Provide a crisis assessment and stabilization service in settings consistent with requirements to have an adequate and sufficient provider network that includes any combination of the following:

4.17.3.1	Licensed Level I acute and sub-acute facilities; and

4.17.3.2	Outpatient clinics offering twenty-four (24) hours per day, seven (7) days per week access.

4.17.3.3	Have the discretion to include home-like settings such as apartments and single family homes where individuals experiencing a psychiatric crisis can stay to receive support and crisis respite services in the community before returning home.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

4.18	Prevention Services

The Contractor shall:

4.18.1	Administer a prevention system in conformance with the Strategic Prevention Framework (SPF) Model established by the Substance Abuse and Mental Health Services Administration (SAMHSA);

4.18.2	Submit an Annual Prevention budget for review and approval;

4.18.3	Track spending of Prevention (SABG ) monies annually to ensure prevention funds are expended according to funding guidelines which include but are not limited to the following: completing site visits , providing training and technical assistance to any subcontractors;

4.18.4	Provide prevention services in accordance with completed, formal, comprehensive regional needs assessment;

4.18.5	Subcontract with Community Based Organizations for provision of prevention services;

4.18.6	Designate one full time lead prevention administrator;

4.18.7	Develop a regional strategic plan which conforms to prevention (SABG) funding guidelines;

4.18.8	Report evaluation outcomes annually using the ADHS evaluation tools/surveys to measure outcomes;

4.18.9	Comply with all funding requirements for prevention;

4.18.10	Participate in annual review to evaluate prevention programs; and

4.18.11	Submit deliverables related to Prevention Services reporting in accordance with Exhibit 9.

4.19	Pediatric Immunizations and the Vaccines for Children Program

Through the Vaccines for Children (VFC) Program, the federal and state governments purchase, and make available to providers at no cost, vaccines for Medicaid eligible members under age nineteen (19). Any provider, licensed by the state to administer immunizations, may register with ADHS as a “VFC provider” and receive free vaccines.

For SMI members receiving physical health care services, age eighteen (18) only, the Contractor shall:

4.19.1	Not reimburse providers for the administration of the vaccines in excess of the maximum allowable amount set by the Centers for Medicare and Medicaid (CMS), found in the AHCCCS fee schedule.

4.19.2	Not utilize Medicaid funding to purchase vaccines for SMI members, age eighteen (18).

4.19.3	Contact ADHS/DBHS and the AHCCCS Division of Health Care Management, Clinical Quality Management Unit if vaccines are not available through the VFC Program.

4.19.4	Comply with all VFC requirements and monitor its providers to ensure that, a PCP for an SMI member, age eighteen (18) only, is registered with ADHS as a VFC provider.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

4.19.5	Develop and implement processes to ensure that vaccinations are available through a VFC enrolled provider or through the county Health Department when a provider chooses not to provide vaccinations. In all instances, the antigens are to be provided through the VFC program.

4.19.6	Develop and implement processes to pay the administration fee to the VFC provider who administers the vaccine regardless of the provider’s contract status with the Contractor.

4.19.7	Educate its provider network about immunization reporting requirements, the ASIIS Immunization registry, the use of the VFC program and the availability of ASIIS software for providers to assist in meeting reporting requirements.

4.19.8	Monitor compliance with the following reporting requirements:

4.19.8.1	Report all immunizations given to only SMI members that are age eighteen (18); and

4.19.8.2	Report immunizations at least monthly to the ADHS, ASIIS Immunization registry which can be accessed by providers to obtain complete, accurate immunization records.

4.20	Medicaid School Based Claiming Program (MSBC)

Pursuant to an Intergovernmental Agreement with the Department of Education, and a contract with a Third Party Administrator, AHCCCS reimburses participating school districts for specifically identified Medicaid services when provided to Medicaid eligible children who are included under the Individuals with Disabilities Education Act (IDEA). The Medicaid services must be identified in the member’s Individual Education Plan (IEP) as medically necessary for the child to obtain a public school education.

Medicaid School Based Claiming (MSBC) services are provided in a school setting or other approved setting specifically to allow children to receive a public school education. They do not replace medically necessary services provided outside the school setting or other MSBC services approved at an alternative setting. Currently, services include audiology, therapies (occupational, physical and speech/language); behavioral health evaluation and counseling; nursing and attendant care (health aid services provided in the classroom); and specialized transportation to and from school on days when the child receives an AHCCCS-covered MSBC service. The Contractor’s evaluations and determinations of medical necessity shall be made independent of the fact that the child is receiving MSBC services.

For Medicaid eligible SMI members, ages eighteen (18) through twenty (20), receiving physical health care services, the Contractor shall:

4.20.1	Coordinate with schools and school districts that provide MSBC services to members;

4.20.2	Not duplicate services;

4.20.3	Require persons who coordinate care for members to coordinate with the appropriate school staff working with these members;

4.20.4	Transfer member medical information and progress toward treatment goals between the Contractor and the SMI member’s school or school district as appropriate;

4.20.5	Designate a single point of contact to coordinate care and communicate with public school Transition Coordinators; and

4.20.6	Evaluate all requests made for services covered under the MSBC program on the same basis as any request for a covered service.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

4.21	Special Health Care Needs

Members with special health care needs are those members who have serious and chronic physical, developmental, or behavioral conditions requiring medically necessary health and related services of a type or amount beyond that required by members generally. A member will be considered as having special health care needs if the medical condition simultaneously meets the following criteria:

4.21.1	Lasts or is expected to last one year or longer, and

4.21.2	Requires ongoing care not generally provided by a primary care provider.

AHCCCS has determined that the following populations meet this definition:

4.21.3	Members who are recipients of services provided through the Children’s Rehabilitative Services (CRS) program

4.21.4	Members who are recipients of services provided through the Arizona Department of Health Services Division of Behavioral Health contracted Regional Behavioral Health Authorities (RBHAs), and

4.21.5	Members diagnosed with HIV/AIDS

4.21.6	Arizona Long Term Care System:

4.21.6.1	Members enrolled in the ALTCS program who are elderly and/or have a physical disability, and

4.21.6.2	Members enrolled in the ALTCS program who have a developmentally disability.

ADHS monitors quality and appropriateness of care/services for routine and special health care needs members through annual Administrative Reviews of Contractors and the review of required Contractor deliverables set forth in contract, program specific performance measures, and performance improvement projects.

For all Medicaid eligible populations receiving services under this Contract, the Contractor shall:

4.21.7	Have mechanisms in place to assess the quality and appropriateness of care furnished to members with special health care needs as defined by the State (42 CFR 438.208(c)(1)).

4.21.8	Have mechanisms in place to assess each member in order to identify any ongoing special conditions of the member which require a course of treatment or regular care monitoring (42 CFR 438.208(c)(2)).

4.21.9	Utilize appropriate health care professionals in the assessment process.

4.21.10	Share with other entities providing services to that member any results of its identification and assessment of that member’s needs to prevent duplication of those activities. (42 CFR 438.208(b)(3)).

4.21.11	Have procedures in place to allow members to directly access a specialist (for example through a standing referral or an approved number of visits as appropriate for the member’s condition and identified needs (42 CFR 438.208 (c) (4)).

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

4.22	Special Assistance for SMI Members

The Contractor shall:

4.22.1	Require its staff, subcontractors, and service providers to identify all persons in need of special assistance to the ADHS/DBHS Office of Human Rights, and ensure those persons are provided the special assistance they require, consistent with the requirements in the ADHS/DBHS Policy and Procedure Manual Section on Special Assistance for Persons Determined to have a Serious Mental Illness.

4.22.2	Cooperate with the Human Rights Committee in meeting its obligations in the ADHS/DBHS Policy and Procedure Manual Section on Special Assistance for Persons Determined to have a Serious Mental Illness.

4.22.3	Submit the deliverables related to Special Assistance Services reporting in accordance with Exhibit 9.

4.23	Psychiatric Rehabilitative Services-Housing

The Contractor shall:

4.23.1	Develop and maintain a housing continuum for members with SMI in conformance with the ADHS/DBHS Housing Desktop Manual.

4.23.2	Collaborate with community stakeholders, state agency partners, federal agencies and other entities to identify, apply for or leverage alternative funding sources for housing programs.

4.23.3	Develop and manage state and federal housing programs and deliver housing related services.

4.23.4	Utilize all housing units previously purchased in the GSA for purposes of providing housing for SMI members.

4.23.5	Evaluate and report annually the fidelity of the Housing program through utilizing SAMHSA’s Permanent Supportive Housing toolkit.

4.23.6	Comply with all federally funded and state funded housing requirements as directed by ADHS/DBHS.

4.23.7	Submit the deliverables related to the Housing Program in accordance with Exhibit 9.

The Contractor shall not:

4.23.8	Utilize state funds in any capacity for unlicensed boarding homes, or other similar unlicensed facilities.

4.24	Psychiatric Rehabilitative Services-Employment

The Contractor shall:

4.24.1	Develop and manage a continuum of vocational employment and business development services to assist SMI members, including transition age youth to achieve their employment goals.

4.24.2	Provide priority to those providers under contract with ADES/RSA when entering into subcontracts for vocational/employment services.

4.24.3	Make all reasonable efforts to increase the number of providers who are mutually contracted with ADES/RSA.

4.24.4	Evaluate and report annually the fidelity of Supported Employment services utilizing SAMHSA’s Supported Employment toolkit.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

4.25	Psychiatric Rehabilitative Services-Peer Support

The Contractor shall:

4.25.1	Require subcontractors and providers to assign at least one (1) Peer Support Specialist/Recovery Support Specialist on each adult recovery team to provide covered services, when appropriate.

4.25.2	Evaluate and report annually the fidelity of peer support programs utilizing SAMHSA’s Consumer Operated Services Program toolkit.

4.26	Centers of Excellence

4.26.1	Centers of Excellence are facilities that are recognized as providing the highest levels of leadership, quality, and service. Centers of Excellence align physicians and other providers to achieve higher value through greater focus on appropriateness of care, clinical excellence, and patient satisfaction. Designation as a Center of Excellence is based on criteria such as procedure volumes, clinical outcomes, and treatment planning and coordination. To encourage Contractor activity which incentivizes utilization of the best value providers for select, evidenced based, high volume procedures or conditions, the Contractor shall ensure that its subcontractors submit a Centers of Excellence Report to AHCCCS, DHCM by April 1, 2016, as specified in Exhibit 9, outlining the Contractor’s approach to developing at least two Centers of Excellence for at least two different procedures or conditions. The Centers of Excellence Report must:

4.26.1.1	Identify why the selected procedures or conditions were chosen,

4.26.1.2	Outline how the Contractor will identify and select providers with the highest quality outcomes,

4.26.1.3	Provide a high-level summary of potential contracting approaches,

4.26.1.4	Identify how the Contractor plans to drive utilization to the Centers of Excellence, and

4.26.1.5	Identify any barriers or challenges with the development of such Centers of Excellence.

5	CARE COORDINATION AND COLLABORATION

5.1	Care Coordination

Care Coordination encompasses a variety of activities for coordinating services and providers to assist a member in achieving his or her Recovery goals described in the Individual Recovery Plan. These activities, which can occur both at a clinical and system level, are performed by Treatment Team members depending on a member’s needs, goals, and functional status. Regardless of who performs care coordination, the care coordinator should have expertise in member self-management approaches, member advocacy and be capable of navigating complex systems and communicating with a wide spectrum of professional and lay persons including family members, physicians, specialists and other health care professionals.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

The Contractor shall conduct care coordination activities which at a minimum shall include, when appropriate, the following activities:

5.1.1	Ensure that, in the process of coordinating care, each member’s privacy is protected in accordance with the privacy requirements including, but not limited to, 45 CFR Parts 160 and 164, Subparts A and E, Arizona statutes and regulations, and to the extent that they are applicable [42 CFR 438.208 (b)(2) and (b)(4) and 438.224] and the Scope of Work, Medical Records Section 18.10.12 and 18.10.13.

5.1.2	Engage the member to participate in service planning.

5.1.3	Monitor adherence to treatment goals including medication adherence.

5.1.4	Authorize the initial service package, continuing or additional services and suggest or create service alternatives when appropriate.

5.1.5	Establish a process to ensure coordination of member care needs across the continuum based on early identification of health risk factors or special care needs.

5.1.6	Monitor individual health status and service utilization to determine use of evidence-based care and adherence to or variance from the Individual Recovery Plan.

5.1.7	Monitor member services and placements to assess the continued appropriateness, medical necessity and cost effectiveness of the services.

5.1.8	Identify and document the member’s primary care and specialty care providers to make sure the information is current and accurate.

5.1.9	Communicate among behavioral and physical health service providers regarding member progress and health status, test results, lab reports, medications and other health care information when necessary to promote optimal outcomes and reduce risks, duplication of services or errors;

5.1.10	Track the member’s eligibility status for covered benefits and assist with eligibility applications or renewals.

5.1.11	Communicate with the member’s assigned Care Manager, treatment team or other service providers to ensure management of care and services including addressing and resolving complex, difficult care situations.

5.1.12	Participate in discharge planning from hospitals, jail or other institutions and follow up with members after discharge.

5.1.13	Ensure applicable services continue after discharge.

5.1.14	Comply with the AMPM and the ACOM Policy 402 standards for member transitions between Contractors or GSAs, participation in or discharge from CRS or CMDP, to or from an ALTCS and Acute Care Contractor and upon termination or expiration of a contract.

5.1.15	Recognize that the exiting Contractor shall be responsible for performing all transition activities at no cost.

5.1.16	Track member transitions from one (1) level of care to another, streamline care plans, and mitigate any disruption in care.

5.1.17	Make referrals to providers, services or community resources.

5.1.18	Verify that periodic re-assessment occurs at least annually or more frequently when the member’s psychiatric and/or medical status changes.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

5.1.19	Communicate with family members and other system stakeholders that have contact with the member including, state agencies, other governmental agencies, tribal nations, schools, courts, law enforcement, and correctional facilities.

5.1.20	Identify gaps in services and report gaps to Contractor’s network development manager.

5.1.21	Verify that members discharged from Arizona State Hospital with diabetes are issued appropriate equipment and supplies they were trained to use while in the facility.

5.1.22	Coordinate medical care for members who are inpatient at the Arizona State Hospital (AzSH) in accordance with ACOM 432 and AMPM Policy 1020.

5.1.23	Coordinate outreach activities to members not engaged, but who would benefit from services.

5.1.24	When a Contractor receives members from another Contractor the Contractor shall:

5.1.24.1	Ensure a smooth transition for members by continuing previously approved prior authorizations for thirty (30) days after the member transition unless mutually agreed to by the member or member’s representative; and

5.1.24.2	When relinquishing members, timely notify the receiving Contractor regarding pertinent information related to any special needs of transitioning members.

5.1.24.3	A new Contractor who receives members from another Contractor as a result of a contract award shall ensure a smooth transition for members by continuing previously approved prior authorizations for thirty (30) days after the member transition unless mutually agreed to by the member or member’s representative.

5.1.25	When a PCP has initiated medication management services for a member to treat a behavioral health disorder, and it is subsequently determined by the PCP that the member should be transferred to a RBHA or T/RBHA prescriber for evaluation and/or continued medication management services, the Contractor shall:

5.1.25.1	Require and ensure that the PCP coordinates the transfer of care.

5.1.25.2	Include this provision in all affected subcontracts; and

5.1.25.3	Ensure that PCPs maintain continuity of care for these members.

5.1.26	Establish policies and procedures for the transition of members to the RBHA or T/RBHA for ongoing treatment. The policies and procedures must address, at a minimum, the following:

5.1.26.1	Guidelines for when a transition of the member to the RBHA or T/RBHA for ongoing treatment is indicated;

5.1.26.2	Protocols for notifying the RBHA or T/RBHA of the member’s transfer, including reason for transfer, diagnostic information, and medication history;

5.1.26.3	Protocols and guidelines for the transfer or sharing of medical records information and protocols for responding to RBHA or T/RBHA requests for additional medical record information;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

5.1.26.4	Protocols for transition of prescription services, including but not limited to notification to the RBHA or T/RBHA of the member’s current medications and timeframes for dispensing and refilling medications during the transition period. This coordination must ensure at a minimum, that the member does not run out of prescribed medications prior to the first appointment with a RBHA or T/RBHA prescriber and that all relevant member medical information including the reason for transfer is forwarded to the receiving RBHA or T/RBHA prescriber prior to the member’s first scheduled appointment with the RBHA or T/RBHA prescriber; and

5.1.26.5	Contractor monitoring activities to ensure that members are appropriately transitioned to the RBHA or T/RBHA for care.

5.2	Care Coordination for Dual Eligible SMI Members

Medicaid members who are also enrolled in Medicare are considered dually eligible or ‘dual eligible’. In an effort to improve care coordination and control costs for dual eligible members with Serious Mental Illness (SMI), the contractor shall offer Medicaid services to eligible members with SMI as a Dual Eligible Special Needs Plan (D-SNP) as required in Exhibit 3. The Contractor shall comply with the Care Coordination requirements in the Scope of Work Care Coordination Section 5 and:

5.2.1	Create a Medicare Advantage Dual Eligible Special Needs Plan (D-SNP) and if the member enrolls with the Contractor’s D-SNP, be the sole organization that manages the provision of Medicare benefits to SMI dual eligible members enrolled with the Integrated RBHA and may not delegate or subcontract with another entity except as specified below, in Exhibit 3 and the scope of work Section 18.3.3 and 20.3.2.

5.2.2	Meet all Medicare Advantage requirements to remain in compliance and continue operating as a D-SNP in order to provide Medicare services to eligible individuals in accordance with ACOM Policy 107 for Contractors that currently have contracts, or will be pursuing contracts, with the CMS to operate as a Medicare Advantage Dual Eligible Special Needs Plan (D-SNP).

5.2.3	May delegate or subcontract the managed care functions with another entity for the provision of Medicare benefits when that entity is also responsible for performing those functions for the Contractor’s Medicaid line of business.

5.2.4	Establish an easily identifiable brand that is recognized by SMI dual eligible members and providers as an integrated service delivery health plan for both Medicare and Medicaid services.

5.2.5	Sign a Medicare Advantage D SNP Health Plan Agreement with AHCCCS to fulfill the requirement per CMS guidelines, that all D-SNPs are required to have an agreement with the State Medicaid Agency to operate as a D-SNP. This agreement will outline specific D-SNP responsibilities related to care coordination, data sharing, and eligibility verification.

5.2.6	Work with ADHS and AHCCCS to improve the system for dual eligible which may include, but is not limited to:

5.2.6.1	Participating in work groups,

5.2.6.2	Department sponsored marketing, outreach, and education, and

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

5.2.6.3	Communication with CMS.

5.2.7	Provide choice of providers to Dual eligible members in the network and shall not be restricted to those that accept Medicare.

5.2.8	Use all data, including Medicare A, B, and D data, in developing and implementing care coordination models. See Section 8, Medical Management, for care coordination requirements.

5.2.9	The Contractor shall ensure the coordination of care for dual eligible members turning eighteen (18) years of age and for newly eligible dual members transitioning to an Acute Care Contractor for their behavioral health services.

5.3	Coordination with AHCCCS Contractors and Primary Care Physicians

For members not eligible to receive physical health care services under this Contract, the Contractor shall:

5.3.1	Coordinate care with AHCCCS contractors and PCPs that deliver services to Title XIX/XXI members 42 CFR 438.208(b)(3-4).

5.3.2	Develop and implement policies and procedures that govern confidentiality, implementation and monitoring of coordination between subcontractors, AHCCCS physical health care contractors, behavioral health providers, and other governmental agencies.

5.3.3	Forward behavioral health records including copies or summaries of relevant information of each Title XIX/XXI member to the member’s PCP as needed to support quality medical management and prevent duplication of services.

5.3.4	For all members referred by the PCP, provide the following member information to the PCP upon request no later than ten (10) days from the request (42 CFR 438.208(b)(3)):

5.3.4.1	The member’s diagnosis,

5.3.4.2	Critical lab results as defined by the laboratory and prescribed medications, and

5.3.4.3	Changes in class of medications.

5.3.5	Use the ADHS/DBHS required, standardized forms to transmit the information required in Sections 5.2.3 and 5.2.4.

5.3.6	Obtain proper consent and authorization in conformance with Section 18.11, Consent and Authorization.

5.3.7	Have consultation services and materials available as follows:

5.3.7.1	The Contractor will ensure consultation services are available to health plan PCPs and have materials available for the Acute Care Contractors and primary care providers describing how to access consultation services and how to initiate a referral for ongoing behavioral health services.

5.3.7.2	Behavioral health recipients currently being treated by the Contractor for depression, anxiety or attention deficit hyperactivity disorders may be referred to a PCP (which is not required to be the member’s assigned PCP) for ongoing care only after consultation with and acceptance by the member and the PCP.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

5.3.7.3	The Contractor must ensure the systematic review of the appropriateness of decisions to refer members to PCPs for ongoing care for depression, anxiety or attention deficit hyperactivity disorders. Upon request, the Contractor shall ensure that PCPs are informed about the availability of resource information regarding the diagnosis and treatment of behavioral health disorders.

5.3.8	Develop protocols for transition of the member back to the PCP. This coordination must ensure at a minimum, that the member does not run out of prescribed medications prior to the first appointment with the PCP and that all relevant member medical information including the reason for transfer is forwarded to the PCP prior to the member’s first scheduled appointment with the PCP.

5.3.9	Ensure that information and training is available to PCPs regarding behavioral health coordination of care processes.

5.3.10	Meet, at least quarterly, with the AHCCCS Health Plans operating in Greater Arizona and AIHP to address systemic coordination of care issues including at a minimum, sharing information with Health Plans regarding referral and consultation services and solving identified problems.

5.3.11	Assign staff to facilitate the meetings described in Section 5.2.12 who have sufficient program and administrative knowledge and authority to identify and resolve issues in a timely manner.

5.3.12	Have a Physical Health Plan and Provider Coordinator to address and resolve coordination of care issues at the lowest level.

5.3.13	Forward the following information in writing to ADHS/DBHS if the Contractor is unable to resolve issues with AHCCCS Health Plans:

5.3.13.1	The unresolved issue;

5.3.13.2	The actions taken to resolve the issue; and

5.3.13.3	Recommendations for resolution of the issue.

5.4	Collaboration with System Stakeholders

The Contractor shall:

5.4.1	Meet, agree upon and reduce to writing collaborative protocols with each of:

5.4.1.1	Arizona Department of Child Safety;

5.4.1.2	Arizona Department of Economic Security/Division of Developmental Disabilities;

5.4.1.3	Arizona Department of Economic Security/Rehabilitative Services Administration;

5.4.1.4	The Veteran’s Administration; and

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

5.4.1.5	Children’s Rehabilitative Services.

5.4.2	Address in each collaborative protocol, at a minimum, the following:

5.4.2.1	Procedures for each entity to coordinate the delivery of covered services to members served by both entities;

5.4.2.2	Mechanisms for resolving problems;

5.4.2.3	Information sharing;

5.4.2.4	Resources each entity commits for the care and support of members mutually served;

5.4.2.5	Procedures to identify and address joint training needs; and

5.4.2.6	Where applicable, procedures to have providers co-located at Department of Child Safety (DCS) offices, juvenile detention centers or other agency locations as directed by ADHS/DBHS.

5.4.3	Meet, agree upon and reduce to writing collaborative protocols with local law enforcement and first responders, which, at a minimum, shall address:

5.4.3.1	Continuity of covered services during a crisis;

5.4.3.2	Information about the use and availability of Contractor’s crisis response services;

5.4.3.3	Jail diversion and safety;

5.4.3.4	Strengthening relationships between first (1st) responders and providers when support or assistance is needed in working with or engaging members; and

5.4.3.5	Procedures to identify and address joint training needs.

5.4.4	Complete all written protocols and agreements within one hundred and twenty (120) days of Contract Award Date.

5.4.5	Review the written protocols on an annual basis with system partners and update as needed.

5.4.6	Submit written protocols to ADHS/DBHS upon request.

5.4.7	Comply with the requirements of the Arizona Early Intervention Program (AzEIP). The AzEIP is implemented through the coordinated activities of the ADES, ADHS, Arizona State Schools for the Deaf and Blind (ASDB), AHCCCS, and ADE. The AzEIP Program is governed by the Individuals with Disabilities Act (IDEA), Part C (P.L.105-17). AzEIP, through federal regulation, is stipulated as the payor of last resort to Medicaid, and is prohibited from supplanting another entitlement program, including Medicaid.

5.4.8	Meet, agree upon and reduce to writing Memorandums of Understanding (MOUs) specific to the following correctional entities:

5.4.8.1	Arizona Administrative Office of the Courts for Juvenile and Adult Probation;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

5.4.8.2	The Arizona Department of Corrections for Juvenile and Adults; and

5.4.8.3	The county jails.

5.4.9	At a minimum, shall include the following care coordination requirements. The Contractor shall:

5.4.9.1	Partner with the justice system to communicate timely data necessary for coordination of care in conformance with all applicable administrative orders and Health Insurance Portability and Accountability Act (HIPPA) requirements that permit the sharing of written, verbal and electronic information; and

5.4.9.2	Utilize data sharing agreements and administrative orders that permit the sharing of written, verbal and electronic information at the time of admission into the facility and at the time of discharge. At a minimum, data communicated shall comply with HIPAA requirements and consist of:

5.4.9.2.1	Individual’s Name (FN, MI, LN),

5.4.9.2.2	DOB,

5.4.9.2.3	AHCCCS ID,

5.4.9.2.4	Social Security Number,

5.4.9.2.5	Gender,

5.4.9.2.6	COT Status,

5.4.9.2.7	Public Fiduciary/ Guardianship status,

5.4.9.2.8	Assigned Behavioral Health Provider Agency,

5.4.9.2.9	Assigned Behavioral Health Provider’s Phone Number,

5.4.9.2.10	RBHA Identified Program (SMI, GMH),

5.4.9.2.11	Acute Health Plan/ American Indian Health Plan,

5.4.9.2.12	Primary Care Physician’s Name,

5.4.9.2.13	Primary Care Physician’s Phone Number,

5.4.9.2.14	Diagnoses (Medical and Psychiatric), and

5.4.9.2.15	Medications.

5.4.10	Offer customized training that is designed to strengthen staff’s ability to effectively work with individuals in the correctional facility.

5.4.11	Share information that assists the clinical team in developing treatment plans that incorporate community release conditions, as appropriate.

5.4.12	Policies and procedures that identify specific time frames to have the team (i.e. Correctional Facility, RBHA, Provider and Jail Coordinator) convene to discuss services and resources needed for the individual to safely transition into the community upon release for persons with an SMI diagnosis and those persons categorized as GMH and/or Substance Abuse who have the following complicated/high cost medical needs:

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

5.4.12.1	Skilled Nursing Facility (SNF) level of care,

5.4.12.2	Continuous oxygen,

5.4.12.3	Invasive treatment for Cancer,

5.4.12.4	Kidney Dialysis,

5.4.12.5	Home Health Services (example- Infusions, Wound Vacs),

5.4.12.6	Terminal Hospice Care,

5.4.12.7	HIV Positive,

5.4.12.8	Pregnant,

5.4.12.9	Insulin Dependent Diabetic, and

5.4.12.10	Seizure Disorder.

5.4.13	Utilize strategies to optimize the use of services in connection with Mental Health Courts and Drug Courts.

5.5	Collaboration to Improve Health Care Service Delivery

The Contractor shall:

5.5.1	At least every six (6) months, meet with a broad spectrum of behavioral and physical health providers to gather input; discuss issues; identify challenges and barriers; problem-solve; share information and strategize ways to improve or strengthen the health care service delivery.

5.5.2	Invite ADHS/DBHS and AHCCCS to participate at these meetings.

5.6	Collaboration with Peers and Family Members

The Contractor shall:

5.6.1	At least every six (6) months, meet with a broad spectrum of peers, family members, peer and family run organizations, advocacy organizations or any other persons that have an interest in participating in improving the system. The purpose of these meetings is to gather input; discuss issues; identify challenges and barriers; problem-solve; share information and strategize ways to improve or strengthen the service delivery system.

5.6.2	Invite ADHS/DBHS and AHCCCS to participate at these meetings.

5.7	Collaboration with Tribal Nations

The Contractor shall:

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5.7.1	Consult with each Tribal Nation within the assigned Geographic Service Area in Greater Arizona to ensure availability of appropriate and accessible services.

5.7.2	Coordinate eligibility and service delivery between the RBHA, IHS, and tribally owned and operated facilities authorized to provide services pursuant to P.L. 93-638, as amended.

5.7.3	Participate at least annually in meetings or forums with the IHS and tribally owned and operated facilities and providers that serve American Indian members.

5.7.4	Communicate and collaborate with the tribal, county and state service delivery and legal systems and with the Tribal and IHS Providers to coordinate the involuntary commitment process for American Indian members.

5.7.5	Collaborate with ADHS/DBHS and AHCCCS to reach an agreement with Indian Health Services and Phoenix Indian Medical Center to exchange health information, coordinate care and improve health care outcomes for American Indian members.

5.7.6	Develop collaborative relationships with IHS, Tribes, Tribal Organizations, Urban Indian Organizations (I/T/U) serving tribes in the geographical service areas assigned to the RBHA for the purposes of care coordination which may include member data sharing.

5.7.7	Collaborate with ADHS, AHCCCS, IHS in order to improve communication through the utilization of health information exchange in order to improve coordination of care and health outcomes for American Indian members.

5.7.8	Facilitate coordination of care to include face to face meeting with children in residential facilities located off tribal lands, ensuring the child has communication with the tribal community.

5.7.9	Provide continuing education on a quarterly basis, training for para-professionals and behavioral health professionals working on tribal lands. RBHAs shall offer the courses through face to face or telemedicine and provide Continuing Education Units (CEUs) for the completion of the courses electronically.

5.7.10	Develop and provide in-service trainings for I/T/U on utilization of services and behavioral health resources available to American Indian Communities located within the Geographic Service Areas in Greater Arizona.

5.7.11	Develop agreements with the tribes located within the assigned Geographic Service Area in Greater Arizona to provide, on a monthly basis, provision of mobile behavioral health and physical health services.

5.7.12	Collaborate with ADHS to implement changes provided from the quarterly Formal Tribal Consultation.

5.7.13	Collaborate with tribes to build technological infrastructure, so that both telemedicine and telepsychiatry can occur on tribal lands which may include partnership with University of Arizona, Northern Arizona University, Arizona State University or other educational entities with community investment dollars that provide telemedicine.

5.7.14	Hold care coordination meetings on a monthly basis between the RBHA, IHS facilities, and tribally owned and operated facilities and the tribes located within their geographic services area to address issues related to crisis and other service delivery issues.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

5.8	Coordination for Transitioning Members

5.8.1	The Contractor shall comply with the AMPM and the ACOM Policy 402 standards for member transitions between Contractors or GSAs, participation in or discharge from CRS or CMDP, to or from an ALTCS and Acute Care Contractor and upon termination or expiration of a contract.

5.8.2	When a Contractor receives members from another Contractor the Contractor shall:

5.8.2.1	Ensure a smooth transition for members by continuing previously approved prior authorizations for thirty (30) days after the member transition unless mutually agreed to by the member or member’s representative; and

5.8.2.2	When relinquishing members, timely notify the receiving Contractor regarding pertinent information related to any special needs of transitioning members.

5.8.2.3	A new Contractor who receives members from another Contractor as a result of a contract award shall ensure a smooth transition for members by continuing previously approved prior authorizations for thirty (30) days after the member transition unless mutually agreed to by the member or member’s representative.

5.8.3	For individuals determined to have a Serious Mental Illness (SMI) who are transitioning from a health plan to an Integrated RBHA, there shall be a fourteen (14) day transition period in order to ensure effective coordination of care. The Contractor shall comply with the AMPM and the ACOM standards for member transitions between Contractors as outlined above.

5.8.4	For individuals in Maricopa County who transition to the Contractor for their physical health from a health plan and who have an established relationship with a PCP that does not participate in the Integrated RBHA’s provider network, the Contractor shall ensure that the Integrated RBHA provides, at a minimum, a six 6-month transition period in which the individual may continue to seek care from their established PCP while the individual, the Integrated RBHA and/or case manager finds an alternative PCP within the Integrated RBHA’s provider network.

5.8.5	For individuals outside of Maricopa County (i.e. Greater Arizona) who transition to the Contractor for their physical health from a health plan and who have an established relationship with a PCP that does not participate in an Integrated RBHA’s provider network, the Contractor shall ensure that an Integrated RBHA provides, at a minimum, a twelve 12-month transition period in which the individual may continue to seek care from their established PCP while the individual, an Integrated RBHA and/or case manager finds an alternative PCP within the RBHA’s provider network.

5.8.6	When individuals transition to an Integrated RBHA for their physical health from a health plan, members in active treatment (including but not limited to chemotherapy, pregnancy, drug regime or a scheduled procedure) with a non-participating/non-contracted provider shall be allowed to continue receiving treatment from the non-participating/non-contracted provider through the duration of their prescribed treatment.

5.8.7	The Contractor shall ensure the coordination of care for dual eligible members turning eighteen (18) years of age and for newly eligible dual members transitioning to an acute Care Contractor for their behavioral health services.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

6	PROVIDER NETWORK

6.1	Network Development

For all populations eligible for services under this Contract, the Contractor shall develop and maintain a network of providers that:

6.1.1	Is sufficient in size, scope and types to deliver all medically necessary covered services and satisfy all service delivery requirements in this Contract (42 CFR 438.206(b)(1)).

6.1.2	Delivers culturally and linguistically appropriate services in home and community-based settings for American Indian members and other culturally and linguistically diverse populations.

6.1.3	Provides timely and accessible services to Medicaid eligible members in the amount, duration and scope as those services are available to Non-Medicaid eligible persons within the same service area (42 CFR 438.210(a)(2)).

6.1.4	Ensures covered services are provided promptly and are reasonably accessible in terms of location and hours of operation.

6.1.5	Places priority on allowing members, when appropriate, to reside or return to their own home and/or reside in the least restrictive environment.

6.1.6	Is designed, established and maintained by utilizing, at a minimum, the following:

6.1.6.1	The number of current and anticipated Title XIX/XXI eligible members;

6.1.6.2	The number of current and anticipated Non-Title XIX SMI eligible members;

6.1.6.3	The number of current and anticipated Non-SMI, Non-Title XIX/XXI members;

6.1.6.4	Current and anticipated utilization of services;

6.1.6.5	Cultural and linguistic needs of members considering the prevalent languages spoken, including sign language, by population (42 CFR 432.10(c));

6.1.6.6	The number of providers not accepting new referrals;

6.1.6.7	The geographic location of providers and their proximity to members, considering distance, travel time, the means of available transportation and access for persons with disabilities;

6.1.6.8	Consumer Satisfaction Survey data;

6.1.6.9	Member Grievance, SMI grievance and appeal data;

6.1.6.10	Issues, concerns and requests brought forth by state agencies and other system stakeholders that that have involvement with persons eligible for services under this Contract;

6.1.6.11	Demographic data; and

6.1.6.12	Geo-mapping data.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

6.1.7	Responds to referrals twenty-four (24) hours per day, seven (7) days per week (42 CFR 438.206(c)(1)(iii)).

6.1.8	Responds to routine, immediate, and urgent needs within the established timeframes in conformance with the ADHS/DBHS Policy on Appointment Standards and Timeliness of Services (42 CFR 438.206(c)(1)(i)).

6.1.9	For Title XIX/XXI members, provides emergency services on a twenty-four (24) hours a day, seven (7) days a week basis and timely access for routine and emergency services (42 CFR 438.206(c)(1)(i) and(iii)).

6.1.10	Provides evening or weekend access to appointments (42 CFR 438.206(c)(1)(ii)).

6.1.11	Provides all covered services within a continuum of care including crisis services in conformance with the requirements in the Scope of Work Crisis Services Sections 4.13 through 4.17.

6.1.12	Includes peer and family support specialists.

6.1.13	Includes the Arizona State Hospital in accordance with the process described in ADHS/DBHS Policy and Procedure Manual Section on the Arizona State Hospital.

6.1.14	Offers members a choice of providers in conformance with enrollment/disenrollment procedures in the ADHS/DBHS policy on Outreach, Engagement, Re-engagement and Closure.

6.1.15	Includes providers that offer services to both children and adults for members moving from one system of care to another in order to maintain continuity of care without service disruptions or mandatory changes in service providers for those members who wish to keep the same provider.

6.1.16	Includes a sufficient number of locally established, Arizona-based, independent peer/consumer and family operated/run organizations to provide support services, advocacy and training.

6.1.17	Includes specialty service providers to deliver services to children, adolescents and adults with developmental or cognitive disabilities; sexual offenders; sexual abuse victims; individuals with substance use disorders; individuals in need of dialectical behavior therapy; transition aged youth ages eighteen (18) through twenty (20) and infants and toddlers under the age of five (5) years (42 CFR 438.214(c)).

6.1.18	Implements E-Prescribing within its provider network.

6.1.19	Develops policies and procedures for telemedicine.

6.1.20	Utilizes telemedicine to support an adequate provider network. Telemedicine shall not replace provider choice and/or member preference for physical delivery.

6.1.21	Develops incentive plans to recruit and retain BHP’s and BHMP’s in the local community.

6.1.22	Does not discriminate regarding participation in the ADHS/DBHS program, reimbursement or indemnification against any provider based solely on the provider’s type of licensure or certification (42 CFR 438.12(a)(1)).

6.1.23	Does not discriminate against particular providers that service high-need populations or specialize in conditions that require costly treatment (42 CFR 438.214(c)). This provision, however, does not prohibit the Contractor from limiting provider participation, provided the needs of Title XIX/XXI members are met. This provision also does not interfere with measures established by the Contractor to control costs consistent with its responsibilities under this Contract (42 CFR 438.12(b)(1)).

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

6.1.24	Timely notifies providers in writing of the reason for its decision if the Contractor declines to include individual or groups of providers in its network, (42 CFR 438.12(a)(1)). The Contractor may not include providers excluded from participation in federal health care programs, under either Section 1128 or Section 1128A of the Social Security Act (42 CFR 438.214(d)).

6.1.25	Supports workforce development and medical residency and dental student training programs in the state of Arizona through Graduate Medical Education (GME) Residency Training Programs or other opportunities for resident participation in Contractor medical management and committee activities. In the event of a contract termination between the Contractor and a Graduate Medical Education Residency Training Program or training site, the Contractor may not remove members from that program in such a manner as to harm the stability of the program. ADHS/DBHS reserves the right to determine what constitutes risk to the program. If a Residency Training Program is in need of patients in order to maintain accreditation, ADHS/DBHS may require the Contractor to make members available to the program. Further, the Contractor must attempt to contract with graduating residents and providers that are opening new practices in, or relocating to, Arizona, especially in rural or underserved areas.

6.1.26	Develops a mobile crisis team network where ninety per cent (90%) of all eligible members residing within the GSA will have geographical access to a contracted mobile crisis team within sixty (60) minutes.

6.1.27	Submit an Assurance of Network Adequacy and Sufficiency Report that shall be supported by data to demonstrate the adequacy and sufficiency of its provider network in delivering all medically necessary covered services 42 CFR 438.207(c) Contractor shall include with submission an assurance, signed by its CEO/COO attesting that its network:

6.1.27.1	Offers a full array of service providers to meet the needs of the actual and anticipated number of children, Title XIX/XXI members and Non-Title XIX persons with SMI and the SMI Members receiving physical health care services under this Contract;

6.1.27.2	Is sufficient in number, mix, and geographic distribution of providers including crisis providers to meet the accessibility and service needs of the populations under this Contract;

6.1.27.3	Meets all Network Standards set forth in ACOM Policy 415 and ACOM Policy 436, Network Standards; and

6.1.27.4	Is developed, maintained, managed and expanded in conformance with the goals and objectives in the System of Care Plan.

6.1.28	Submit a Provider Network Development and Management Plan in accordance with the AHCCCS Contractor Operations Manual Policy 415 including Network Development and Management Plan Checklist Attachment B, and instructions provided by ADHS/DBHS (42 CFR 438.207(b)). Additional instructions required at a minimum on:

6.1.28.1	Availability of Methadone and Buprenorphine treatment provider sites;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

6.1.28.2	Utilization analysis for Developmentally Disabled population; including comprehensive provider network evaluation in totality of DD.

6.1.28.3	Narrative analysis of network adequacy based on ADHS established Minimum Network Standards;

6.1.28.4	Provider network issues that occurred over the prior year that were significant in nature requiring a corrective action plan;

6.1.28.5	Process and procedures relating to wait time monitoring for all required categories; (transportation wait time, office wait time etc.);

6.1.28.6	Description of crisis system, including subcontractors methodology for telephone, mobile, stabilization, walk-in, detoxification, transportation and other service system supports; and

6.1.28.7	Description of network design by GSA for special populations: Developmental Disability, Sex Offender Treatment, Sex Abuse Trauma, Substance Use Disorder Treatment, Infant and Early Childhood Mental Health, Dialectical Behavioral Therapy, Peer Support Services, Family Support Services, AzEIP, Homeless, Border communities, Veterans, and Gender Identity and Sexual Orientation Minorities (GSM).

6.2	Network Development for Integrated Health Care Service Delivery

For SMI members eligible to receive physical health care services under this Contract, the Contractor shall develop and maintain a network of providers that comply with ACOM 436 and to maximize member choice; and:

6.2.1	Has accessibility and choice to integrated health care covered services within the following designated distance limits:

6.2.1.1	For urban; Ninety per cent (90%) of SMI members residing within the GSA will be given a choice of at least two appropriate PCP, dentist and pharmacy within the access limit of ten (10) miles or fifteen (15) minutes from residence to the PCP, dentist or pharmacy;

6.2.1.2	For rural; Comply with the PCP, dentist and pharmacy requirements as stated in ACOM 436; and

6.2.1.3	Contractor must have subcontracts with a sufficient number of the specified hospitals in the district groupings outlined in AHCCCS Contractor Operations Manual Policy 436-Network Standards.

6.2.2	Maximizes the availability and access to community based primary care and specialty care providers.

6.2.3	Reduces utilization of the following:

6.2.3.1	Non-emergent utilization of emergency room services;

6.2.3.2	Single day hospital admissions;

6.2.3.3	Avoidable hospital re-admissions;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY- GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

6.2.3.4	Hospital based outpatient surgeries when lower cost surgery centers are available; and

6.2.3.5	Hospitalization for preventable medical conditions.

6.2.4	Has availability of non-emergent after-hours physician services or primary care services.

6.2.5	Complies with the network requirements in Section 7.6, Primary Care Provider Standards.

6.2.6	Complies with the network requirements in Section 7.7, Maternity Care Provider Standards.

6.3	Network Management

For all populations eligible for services under this Contract, the Contractor shall:

6.3.1	Monitor providers to demonstrate compliance with all network requirements in this Contract including, at a minimum, the following:

6.3.1.1	Technical assistance and support to consumer-and family-run organizations;

6.3.1.2	Distance traveled; location, time scheduled, and member’s response to an offered appointment for services; and

6.3.1.3	Status of required licenses, registration, certification or accreditation (42 CFR 438.206(1)(iv)).

6.3.2	Eliminate barriers that prohibit or restrict advocacy for the following:

6.3.2.1	The member’s health status, medical care or treatment options, including any alternative treatment that may be self-administered (42 CFR 438.102(a)(1)(i));

6.3.2.2	Any information the member needs in order to decide among all relevant treatment options including the risks, benefits, and consequences of treatment or non-treatment (42 CFR 438.102(a)(1)(ii) and(iii)); and

6.3.2.3	The member’s right to participate in health care decisions including the right to refuse treatment, and to express preferences about future treatment decisions (42 CFR 438.102(a)(1)(iv)).

6.3.3	Document in the member’s medical record all communication related to the subject matter in Section 6.3.2.

6.3.4	Continually assess network sufficiency and capacity using multiple data sources to monitor appointment standards, Member Grievances, SMI grievances and appeals, Title XIX/XXI eligibility utilization of services, penetration rates, member satisfaction surveys and demographic data requirements.

6.3.5	Comply with ADHS/DBHS policy on Network Management.

6.3.6	Comply with ADHS/DBHS Behavioral Health Minimum Network Standards, geographic access requirements.

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6.3.7	Comply with ADHS/DBHS policy Network Material Changes, for appropriate notification of network material changes.

6.3.8	When feasible, develop non-financial incentive programs to increase participation in its provider network.

6.4	Out of Network Providers

For all populations eligible for services under this Contract, the Contractor shall:

6.4.1	Provide adequate, timely and medically necessary covered services through an out-of-network provider if Contractor’s provider network is unable to provide adequate and timely services required under this Contract and continue to provide services by an out of network provider until a network provider is available (42 CFR 438.206(b)(4)).

6.4.2	Coordinate with out-of-network providers for authorization and payment (42 CFR 438.206(b)(4) and (5)).

For SMI members eligible to receive physical health care services under this Contract, the Contractor shall:

6.4.3	Reimburse (non-contracted) providers for non-hospital, non-emergent in State services when directed out of network by the Contractor 1) not less than the AHCCCS capped fee-for-service schedule for physical health services, and 2) at the rate prescribed by ADHS for behavioral health services unless the parties have negotiated different rates.

6.4.4	Permit the provider to become an in network provider at the Contractor’s in network rates.

6.4.5	Offer the provider a single case agreement if the provider is unwilling to become a network provider but is willing to continue providing physical health care services to the SMI member at the Contractor’s in network rates.

6.5	Notification of Changes to the Network-Request for Approval

For all populations eligible for services under this Contract, the Contractor shall:

6.5.1	Be responsible for evaluating all provider network changes, including unexpected or significant changes, and determining whether those changes are material changes to the Contractor’s provider network [42 CFR 438.207 (c)]. Notify and obtain written approval from ADHS/AHCCCS before making any Contractor initiated material changes in the size, scope or configuration of the Contractor’s provider network. A material change to the provider network is defined as one that affects, or can reasonably be foreseen to affect, the Contractor’s ability to meet the performance and/or provider network standards as described in this contract including, but not limited to, any change that would cause or is likely to cause more than five (5%) of members in the GSA to change the location where services are received or rendered.

6.5.2	Submit the request for approval of a material change to the provider network, with information including, but not limited to, how the change will affect the delivery of covered services, the Contractor’s plans for maintaining the quality of member care, and communications to providers and members, as outlined in ACOM Policy 439. ADHS/DBHS will review and respond to the Contractor within thirty (30) days of the submission. A material change in the Contractor’s provider network requires sixty (60) days advance written notice from the Contractor to members and providers.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

6.5.3	Include in its request a description of any short-term gaps identified as a result of the change and the alternatives to address them.

6.5.4	In the event unforeseen circumstances prevent the Contractor from providing sixty (60) days advance written notice to members and providers, the Contractor shall notify ADHS/DBHS within one (1) business day of identifying the material change to the provider network for ADHS/DBHS determination of notification requirements.

6.5.5	The requirements regarding material changes to the provider network do not apply to the contract negotiation process between the Contractor and a provider.

6.5.6	Issue notice in writing to providers denied from participating in the Contractor’s network, including a reason for the Contractor’s decision [42 CFR 438.12].

6.6	Notification of Changes to the Network

6.6.1	Submit notification to ADHS/DBHS for network changes that impact crisis services, residential and/or other services that relate to where a members resides in the provider network, within three (3) days of provider initiated changes, forty five (45) days prior to the expected implementation of the change.

6.7	Network Reporting Requirements

6.7.1	For all populations eligible for services under this Contract, the Contractor shall submit the deliverables related to its Provider Network in accordance with Exhibit 9.

7	PROVIDER REQUIREMENTS

7.1	Provider General Requirements

The Contractor shall:

7.1.1	Hold a Provider Forum no less than quarterly. The forum must be chaired by the Contractor’s Administrator/CEO or designee. The purpose of the forum is to improve communication between the Contractor and its providers. The forum shall be open to all providers including dental providers. The Provider Forum shall not be the only venue for the Contractor to communicate and participate in the issues affecting the provider network. Provider Forum meeting agendas and minutes must be made available to ADHS/DBHS upon request.

7.1.2	Report information discussed during these Forums to Executive Management within the organization.

7.1.3	Conduct meetings with providers to address issues (or to provide general information, technical assistance, etc.) related to Federal and State requirements, changes in policy, reimbursement matters, prior authorization and other matters as identified or requested by ADHS/DBHS.

7.2	Provider Registration Requirements

The Contractor shall:

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

7.2.1	Require subcontracted providers to have a license, registration, certification or accreditation in conformance with the ADHS/DBHS Covered Behavioral Health Services Guide, or other state or federal law and regulations.

7.2.2	Require through verification and monitoring that subcontracted providers:

7.2.3	Register with AHCCCS as applicable or in conformance with the ADHS/DBHS Covered Behavioral Health Services Guide;

7.2.4	Sign the Provider Participation Agreement;

7.2.5	Obtain a unique National Provider Identifier (NPI); and

7.2.6	For specific requirements on Provider Registration, refer to the AHCCCS website at: http://www.azahcccs.gov/commercial/ProviderRegistration/registration.aspx.

7.3	Provider Manual Policy Requirements

The Contractor shall:

7.3.1	Develop, distribute and maintain a Provider Manual consistent with the requirements in the ADHS/DBHS Policy and Procedures Manual.

7.3.2	Add the Contractor’s specific provider operational requirements and information into an electronic version of the Provider Manual.

7.3.3	Transmit copies to ADHS/DBHS on all communication regarding updates to Contractor’s Provider Manual.

7.3.4	Obtain ADHS/DBHS prior approval for any Provider Manual content created or deleted by the Contractor that result in material changes to operations or directly impacts members.

7.3.5	Add Contractor-specific policies that the Contractor requires in the Provider Manual.

7.3.6	Complete and disseminate Provider Manual changes to all subcontracted providers no later than the effective date indicated.

7.3.7	Modify practice in accordance with the new or revised Provider Manual policies by the effective date.

7.3.8	Post an electronic version of the Provider Manual policies to the Contractor’s web site and make hard copies available upon request.

7.3.9	Require subcontracted providers to utilize the Contractor-specific version of the Provider Manual for the provision of covered behavioral health services.

7.3.10	Permit subcontracted providers to add detail to the specific requirements established by the Contractor; but shall prohibit provider policies that are contrary or redundant to content already established in the Contractor Provider Manual.

7.3.11	Maintain the Contractor Provider Manual to be consistent with federal and state laws that govern member rights when delivering services, including the protection and enforcement, at a minimum, of a person’s right to the following:

7.3.11.1	Be treated with respect and due consideration for his or her dignity and privacy (42 CFR 100.(b)(2)(ii));

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

7.3.11.2	Receive information on available treatment options and alternatives, presented in a manner appropriate to the member’s condition and ability to understand (42 CFR 100(b)(2)(iii));

7.3.11.3	Participate in decisions regarding his or her health care, including the right to refuse treatment (42 CFR 100(b)(2)(iv));

7.3.11.4	Be free from any form of restraint or seclusion used as a means of coercion, discipline, convenience, or retaliation (42 CFR 100(b)(2)(v));

7.3.11.5	Request and receive a copy of his or her medical records, and to request that they be amended or corrected, as specified in 45 CFR part 164 and applicable state law (42 CFR 100(b)(2)(vi)); and

7.3.11.6	Exercise his or her rights and that the exercise of those rights shall not adversely affect service delivery to the member (42 CFR 438.100(c)).

7.3.12	Consistent with the above Section 7.3.5 include the following policies:

7.3.12.1	A description of sanctions for noncompliance with provider subcontract requirements;

7.3.12.2	Financial management, audit and reporting, and disclosure;

7.3.12.3	Fraud, waste, and abuse and Corporate Compliance;

7.3.12.4	Quality Management, including annual Quality Management Plan, Quality Management work plan and evaluation of outcomes;

7.3.12.5	Medical Management/Utilization Management, including annual Medical Management Plan, Medical Management work plan and evaluation of outcomes;

7.3.12.6	Special service delivery systems;

7.3.12.7	Responsibility for clinical oversight and point of contact;

7.3.12.8	Inter-rater reliability to assure the consistent application of coverage criteria;

7.3.12.9	Overview of the Contractor’s Provider Service department and function;

7.3.12.10	Emergency room utilization guidelines, including appropriate and inappropriate use of the emergency room;

7.3.12.11	Early and Periodic Screening, Diagnostic and Treatment (EPSDT) services in conformance with the scope of work Section 4.7.6, including a description of dental services coverage and limitations and the other EPSDT requirements in the scope of work;

7.3.12.12	Maternity services in conformance with Physical Health scope of work Section 4.7 Maternity and Section 7.7 Maternity Care Provider Standards;

7.3.12.13	Family Planning services in conformance with scope of work Section 7.7.21, Family Planning;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

7.3.12.14	PCP assignments;

7.3.12.15	Physical and behavioral health coordination of care;

7.3.12.16	Referrals to specialists and other providers that include, criteria, processes, responsible parties and meets the minimum requirements for the forwarding of member medical information;

7.3.12.17	Claims medical review;

7.3.12.18	Medication management services; and

7.3.12.19	Appointment standards; and wait times for transportation for medical and behavioral health services.

7.3.13	TXIX/XXI SMI Member Transition policies on:

7.3.13.1	Members with significant medical conditions such as, a high-risk pregnancy or pregnancy within the last trimester, the need for organ or tissue transplantation, chronic illness resulting in hospitalization or nursing facility placement, etc.;

7.3.13.2	Members who are receiving ongoing services such as dialysis, home health, chemotherapy and/or radiation therapy, or who are hospitalized at the time of transition;

7.3.13.3	Members who frequently contact AHCCCS, State and local officials, the Governor’s Office and/or the media;

7.3.13.4	Members who have received prior authorization for services such as scheduled surgeries, post-surgical follow-up visits, out-of-area specialty services, or nursing home admission;

7.3.13.5	Continuing prescriptions, Durable Medical Equipment (DME) and medically necessary transportation ordered for the transitioning member by the relinquishing Contractor;

7.3.13.6	Medical records of the transitioning member (the cost, if any, of reproducing and forwarding medical records shall be the responsibility of the relinquishing AHCCCS Contractor); and

7.3.13.7	Any members transitioning to CMDP.

7.4	Provider Manual Policy Network Requirements

The Contractor shall, consistent with the Scope of Work Provider Manual Policy Requirements Section 7.3, include the following Provider Network Policies and Procedures (42 CFR 438.214):

7.4.1	Provider selection and retention criteria (42 CFR 438.214(a));

7.4.2	Communication with providers regarding contractual and program changes and requirements;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

7.4.3	Monitoring and maintaining providers’ compliance with AHCCCS and ADHS/DBHS policies and rules, including grievance system requirements and ensuring member care is not compromised during the grievance/appeal process;

7.4.4	Evaluating the network for delivery of quality of covered services;

7.4.5	Providing or arranging for medically necessary covered services should the network become temporarily insufficient;

7.4.6	Monitoring the adequacy, accessibility and availability of the Provider Network to meet the needs of the members, including the provision of culturally and linguistically competent care to members with limited proficiency in English;

7.4.7	Monitoring network capacity to have sufficient qualified providers to serve all members and meet their specialized needs;

7.4.8	Processing expedited and temporary credentials;

7.4.9	Recruiting, selecting, credentialing, re-credentialing and contracting with providers in a manner that incorporates quality management, utilization, office audits and provider profiling;

7.4.10	Ensure a process is in place to monitor provider credentialing issues during non-re-credentialing years;

7.4.11	Providing training for its providers and maintaining records of such training;

7.4.12	Tracking and trending provider inquiries/complaints/requests for information and taking systemic action as necessary and appropriate;

7.4.13	Ensuring that provider calls are acknowledged within three (3) business days of receipt, are resolved and the result communicated to the provider within thirty (30) business days of receipt (includes referrals from ADHS/DBHS or AHCCCS);

7.4.14	Service accessibility, including monitoring appointment standards, appointment waiting times and service provision standards;

7.4.15	Guidelines to establish reasonable geographic access to service for members;

7.4.16	Collecting information on the cultural and linguistic needs of communities and that the Provider Network adequately addresses identified cultural and linguistic needs; and

7.4.17	Provider capacity by provider type needed to deliver covered services.

7.5	Specialty Service Providers

The Contractor shall:

7.5.1	Cooperate with AHCCCS, which may at any time negotiate or contract on behalf of the Contractor and ADHS/DBHS for specialized hospital and medical services such as transplant services, anti-hemophilic agents and pharmaceutical related services. Existing Contractor resources will be considered in the development and execution of specialty contracts.

7.5.2	Modify its service delivery network to accommodate the provisions of specialty contracts when required by ADHS/DBHS. ADHS/DBHS may waive this requirement in particular situations if such action is determined to be in the best interest of the state.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

7.5.3	Not include in capitation rates development or risk sharing arrangement of any reimbursement exceeding that payable under the relevant AHCCCS specialty contract.

7.5.4	Cooperate with ADHS/DBHS and AHCCCS during the term of specialty contracts if ADHS/DBHS or AHCCCS acts as an intermediary between the Contractor and specialty Contractors to enhance the cost effectiveness of service delivery and medical management.

7.5.5	Be responsible for adjudication of claims related to payments provided under specialty contracts. AHCCCS may provide technical assistance prior to the implementation of any specialty contracts.

7.5.6	Be given at least sixty (60) days advance written notice prior to the implementation of any specialty contract.

7.6	Primary Care Provider Standards

For SMI members eligible to receive physical health care services, the Contractor shall:

7.6.1	Have a sufficient number of PCPs in its Provider Network to meet the requirements of this Contract.

7.6.2	Have Arizona licensed PCPs as allopathic or osteopathic physicians in its Provider Network that generally specialize in family practice, internal medicine, obstetrics, gynecology, or pediatrics; certified nurse practitioners or certified nurse midwives; or physician’s assistants (42 CFR 438.206(b)(2)).

7.6.3	When determining assignments to a PCP:

7.6.3.1	Assess the PCP’s ability to meet ADHS/DBHS appointment availability and other standards;

7.6.3.2	Consider the PCP’s total panel size;

7.6.3.3	Adjust the size of a PCP’s panel, as needed, for the PCP to meet ADHS/DBHS appointment and clinical performance standards; and

7.6.3.4	Be informed by ADHS/DBHS when a PCP has a panel of more than 1,800 AHCCCS members to assist in the assessment of the size of its panel.

7.6.4	Monitor PCP assignments so that each member is assigned to an individual PCP and that the Contractor’s data regarding PCP assignments is current.

7.6.5	Assign members diagnosed with AIDS or as HIV positive to PCPs that comply with criteria and standards set forth in the AHCCCS Medical Policy Manual.

7.6.6	Educate and train providers serving EPSDT members to utilize AHCCCS-approved EPSDT Tracking Forms.

7.6.7	Offer members freedom of choice in selecting a PCP within the network (42 CFR 438.6(m)) and 438.52(d). Any American Indian who is enrolled with the Contractor and who is eligible to receive services from a participating I/T/U provider may elect that I/T/U as his or her primary care provider, if that I/T/U participates in the network as a primary care provider and has capacity to provide the services per ARRA Section 5006(d) and SMD letter 10-001).

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

7.6.8	Members will have a choice of at least two primary care providers, and may request change of primary care provider at least at the times described in (42 CFR 438.56(c). In addition, the Contractor shall offer contracts to primary and specialist physicians who have established relationships with beneficiaries including specialists who may also serve as PCPs to encourage continuity of provider. For individuals who have an established relationship with a PCP that does not participate in the Contractor’s provider network, the Contractor will provide, at a minimum, a 12-month transition period in which the individual may continue to seek care from their established PCP while the individual, the Contractor and/or case manager finds an alternative PCP within the Contractor’s provider network.

7.6.9	Not restrict PCP choice unless the member has shown an inability to form a relationship with a PCP, as evidenced by frequent changes, or when there is a medically necessary reason.

7.6.10	Inform the member in writing of his or her enrollment and PCP assignment within ten (10) days of the Contractor’s receipt of notification of a new member assignment by ADHS/DBHS.

7.6.10.1	Include with the notification required in Section 7.6.9;

7.6.10.2	A list of all the Contractor’s available PCPs;

7.6.10.3	The process for changing the PCP assignment; and

7.6.10.4	Information required in the AHCCCS Contractor Operations Manual Member Information Policy.

7.6.11	Inform the member in writing of any PCP change.

7.6.12	Allow members to make the initial PCP selection and any subsequent PCP changes verbally or in writing.

7.6.13	Hold the PCP responsible, at a minimum, for the following activities (42 CFR 438.208(b)(1)):

7.6.13.1	Supervision, coordination and provision of care to each assigned member; except for dental services provided to EPSDT members without a PCP referral;

7.6.13.2	Initiation of referrals for medically necessary specialty care;

7.6.13.3	Maintaining continuity of care for each assigned member;

7.6.13.4	Maintaining the member’s medical record, including documentation of all services provided to the member by the PCP, as well as any specialty or referral services;

7.6.13.5	Utilizing the AHCCCS approved EPSDT Tracking Forms;

7.6.13.6	Providing clinical information regarding member’s health and medications to the treating provider, including behavioral health providers, within ten (10) business days of a request from the provider;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

7.6.13.7	In lieu of developing a medical record when behavioral health information is received on a member not yet seen by the PCP, a separate file may be established to hold behavioral health information. The behavioral health information must be added to the member medical record when the member becomes an established patient; and

7.6.13.8	Enrolling as a Vaccines for Children (VFC) provider for members, age eighteen (18) only.

7.6.14	Develop and implement policies and procedures to monitor PCP activities.

7.6.15	Develop and implement policies and procedures to notify and provide documentation to PCPs for specialty and referral services available to members by specialty physicians, and other health care professionals.

7.7	Maternity Care Provider Standards

For SMI members receiving physical health care services under this Contract that are pregnant, the Contractor shall:

7.7.1	Designate a maternity care provider for each pregnant member for the duration of her pregnancy and postpartum care to deliver maternity services in conformance with the AHCCCS Medical Policy Manual.

7.7.2	Arizona licensed allopathic and/or osteopathic physicians that are Obstetricians or general practice/family practice providers to provide maternity care services in the provider network:

7.7.2.1	Physician Assistants,

7.7.2.2	Nurse Practitioners,

7.7.2.3	Certified Nurse Midwives, and

7.7.2.4	Licensed Midwives.

7.7.3	Offer pregnant members a choice or be assigned, a PCP that provides obstetrical care consistent with the freedom of choice requirements for selecting health care professionals so as not to compromise the member’s continuity of care.

7.7.4	Allow members anticipated to have a low-risk delivery, the option to elect to receive labor and delivery services in their home from their maternity provider if this setting is included in the allowable settings for the Contractor, and the Contractor has providers in its network that offer home labor and delivery services.

7.7.5	Allow members anticipated to have a low-risk prenatal course and delivery the option to elect to receive prenatal care, labor and delivery and postpartum care by certified nurse midwives or licensed midwives.

7.7.6	For members receiving maternity services from a certified nurse midwife or a licensed midwife, assign a PCP to provide other health care and medical services. A certified nurse midwife may provide those primary care services that he or she is willing to provide and that the member elects to receive from the certified nurse midwife. Members receiving care from a certified nurse midwife may also elect to receive some or all her primary care from the assigned PCP. Licensed midwives may not provide any additional medical services as primary care that is not within their scope of practice.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

7.7.7	Require all physicians and certified nurse midwives who perform deliveries to have OB hospital privileges or a documented hospital coverage agreement for those practitioners performing deliveries in alternate settings. Licensed midwives perform deliveries only in the member’s home. Physicians, certified nurse practitioners and certified nurse midwives within the scope of their practice, may provide labor and delivery services in the member’s home.

7.7.8	A normal newborn may be granted an extended stay in the hospital of birth when the mother’s continued stay in the hospital is beyond the 48 or 96 hour stay. However, for payment purposes, inpatient limits will apply to the extent consistent with EPSDT.

7.7.9	Submit Maternity Care Deliverables in accordance with Exhibit 9.

7.8	Federally Qualified Health Centers and Rural Health Clinics

The Contractor shall:

7.8.1	Use Federally Qualified Health Centers (FQHC) and Rural Health Clinics (RHC) and FQHC look-alikes in Arizona to provide covered services. The PPS rate is an all-inclusive per visit rate.

7.8.2	Ensure compliance with the requirement of 42 USC 1396 b (m)(2)(A)(ix) which requires that the Contractor’s payments, in aggregate, will not be less than the level and amount of payment which the Contractor would make for the services if the services were furnished by a provider which is not a FQHC or RHC:

7.8.3	Negotiate rates of payment with FQHCs/RHCs and FQHC Look-Alikes for non-pharmacy ambulatory services that are comparable to the rates paid to providers that provide similar services for dates of service from October 1, 2014 through March 31, 2015.

7.8.4	Negotiate sub-capitated agreements comparable to the unique PPS rates, to FQHCs/RHCs and FQHC Look-Alikes for dates of service on and after April 1, 2015.

7.8.5	Be aware that ADHS/DBHS reserves the right to require the Contractor to pay FQHCs/RHCs and FQHC Look-Alikes unique, cost based Prospective Payment System (PPS) rates for the majority, but not all, of non-pharmacy Medicaid covered services or negotiate sub- capitated agreements comparable to the unique PPS rates for PPS eligible services.

7.8.6	For services not eligible for PPS reimbursement, ADHS/DBHS reserves the right to require the Contractor to negotiate rates of payment with FQHCs/RHCs and FQHC look-alikes for non-pharmacy services that are comparable to the rates paid to providers that provide similar services.

7.8.7	Be aware that ADHS/DBHS reserves the right to review a Contractor’s negotiated rates with an FQHC/RHC or FQHC look-alike for reasonableness and to require adjustments when negotiated rates are found to be substantially less than those being paid to other, non-FQHC/RHC or FQHC look-alike providers for comparable services or not equal to or substantially less than the PPS rates.

7.8.8	For FQHC and FQHC Look-Alike pharmacies, all drugs identified in the 340B Drug Pricing Program are required to be billed at the lesser of: 1) the actual acquisition cost of the drug or 2) the 340B ceiling price. These drugs shall be reimbursed at the lesser of the two amounts above plus a dispensing fee. See AHCCCS rule R9-22-710 (C) for further details.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

7.8.9	Submit member information, if required, for each FQHC/RHC and FQHC look-alike on a quarterly basis as a part of the financial statement reporting package due to ADHS/DBHS thirty (30) days after the quarter or forty (40) days after September 30th. ADHS/DBHS will perform periodic audits of the member information submitted.

7.9	Homeless Clinics:

The Contractor shall:

7.9.1	Utilize the AHCCCS Fee-for-Service rate for Primary Care Services when contracting with the homeless clinics within the Geographic Service Area in Greater Arizona. Contracts must stipulate that:

7.9.1.1	Only those members that request a homeless clinic as a PCP may be assigned to them; and

7.9.1.2	Members assigned to a homeless clinic may be referred out-of-network for needed specialty services.

7.9.2	Make resources available to assist homeless clinics with administrative issues such as obtaining Prior Authorization, and resolving claims issues.

7.9.3	Recognize that ADHS will convene meetings, as necessary, with the Contractor and the homeless clinics to resolve administrative issues and perceived barriers to the homeless members receiving care. Representatives from the Contractor must attend these meetings.

8	MEDICAL MANAGEMENT

8.1	General Requirements

For all populations eligible to receive services under this Contract, the Contractor shall:

8.1.1	Implement, monitor, evaluate and comply with applicable requirements in the ADHS/DBHS Policy and Procedure Manual, Exhibit 7, ADHS/DBHS Bureau of Quality and Integration (BQ&I) Specifications Manual, and Exhibit 7, AHCCCS Medical Policy Manual, Chapter 1000.

8.1.2	Develop an annual Medical Management (MM) Plan, evaluation, and work plan that includes:

8.1.2.1	Short- and long-term strategies for improving care coordination using the physical and behavioral health care data available for members with behavioral health needs;

8.1.2.2	Criteria to stratify data to identify high need/high cost members within six months of contract implementation;

8.1.2.3	Strategies on how the Contractor will collaborate with AHCCCS Health Plans and AIHP in their assigned GSA with at-least semi-monthly meeting to identify and jointly manage shared members that would benefit from intervention and care coordination to improve health outcomes. Contractor shall report every six (6) months to ADHS and AHCCCS regarding criteria to identify members, count of members and outcomes;

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8.1.2.4	Proposed interventions to improve health care outcomes, such as developing care management strategies to work with acute care providers to coordinate care;

8.1.2.5	A minimum of one measurable short and long term goal, such as performance indicators, designed to determine the impact of applied interventions such as reduced emergency room visits (all cause, inpatient admissions (all cause), and readmission rates (all cause);

8.1.2.6	An outcome measurement plan to track the progress of the strategies. The plan outlining the strategies for improving care coordination and the outcome measurement must be reported in the annual Medical Management/Utilization Management (MM/UM) Plan and Evaluation submitted to ADHS as specified in Exhibit 9; and

8.1.2.7	A summary of the prior authorization requirement changes and the rationale for those changes must be included in the annual MM/UM Plan and Evaluation submission.

8.1.3	Monitor subcontractors’ medical management activities for compliance with federal regulations, AHCCCS and ADHS/DBHS requirements, and adherence to Contractor’s Medical Management (MM) Plan, evaluation and work plan.

8.1.4	Review all prior authorization requirements for services, items or medications annually. The review will be reported through the MM Committee and will include the rationale for changes made to prior authorization requirements.

8.1.5	Establish a Medical and Utilization Management (MM/UM) unit within its organizational structure that is separate and distinct from any other units or departments such as Quality Management and shall provide a basis for consistent decisions for utilization management, member education, coverage of services and other areas to which the guidelines apply [42 CFR 438.236(d)].

8.1.6	Establish a MM/UM Committee, Pharmacy and Therapeutics (P&T) subcommittee and other subcommittees under the MM/UM Committee.

8.1.7	Require the MM/UM Committee and P&T subcommittee to meet at least quarterly and be chaired by the Chief Medical Officer.

8.1.8	Report Medical Management data and management activities through the MM/UM Committee to analyze the data, make recommendations for action, monitor the effectiveness of actions and report these findings to the Committee.

8.1.9	Provide subcontractors and providers with technical assistance regarding medical management as needed and consider corrective action and sanctions, for subcontractors who consistently fail to meet medical management objectives, including, at a minimum, compliance with medical management requirements and the submission of complete, timely and accurate utilization or medical management reports and data.

8.1.10	Coordinate and implement any necessary clinical interventions or service plan revisions in the event a particular member is identified as an outlier.

8.1.11	Utilize an Arizona licensed dentist to review complex cases involving dental services or when reviewing or denying dental services.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

8.1.12	Have the discretion to utilize a person with expertise in dental claims management for matters related to dental services not covered in Section 8.1.11.

8.1.13	Must proactively provide care coordination for members who have both behavioral health and physical health needs. The Contractor must meet regularly with the Acute Care, DES/DDD and CMDP Contractors to improve and address coordination of care issues. Meetings shall occur at least every other month or more frequently if needed to develop process, implement interventions, and discuss outcomes. Care coordination meetings and staffings shall occur at least monthly or more often as necessary to affect change.

The Contractor shall implement and report the following:

8.1.14	Identify High Need/High Cost members for each Acute Care contractor in each RBHA Geographic Service Area, in accordance with the standardized criteria developed by the AHCCCS/Contractor workgroup;

8.1.14.1	Members included in the High Need/High Cost Program prior to October 1, 2015 must be included in the ongoing High Need/High Cost Program.

8.1.15	Plan interventions for addressing appropriate and timely care for these identified members; and

8.1.16	Report outcome summaries utilizing the standardized template developed by the AHCCCS/Contractor workgroup as specified in Exhibit-9.

8.1.17	High Need/High Cost Program: From October 1, 2015 through December 31, 2015, the Contractor shall collaborate with the Acute Care Contractors to select members for the High Need/High Cost Program and plan interventions to be effective January 1, 2016. The Contractor is required to include the number of members indicated below, by RBHA Geographic Service Area.

	# of High Need/High Cost Members
RBHA Geographic Service Area	Health Choice Integrated Care (HCIC)	Cenpatico Integrated Care (C-IC)	Mercy Maricopa Integrated Care (MMIC)
Maricopa			Care1st – 30 Health Choice – 30 Health Net Access – 30 Maricopa Health Plan – 30 Phoenix Health Plan – 30 UnitedHealthcare Comm. Plan – 50 Mercy Care Plan – 70

*Northern	University Family Care – 20 Health Choice – 40 UnitedHealthcare Comm. Plan-40

**Southern		Care1st – 25 Mercy Care Plan – 25 Health Choice – 30 University Family Care – 50 UnitedHealthcare Comm. Plan – 50

AIHP - Statewide	20	40	20

CMDP -Statewide	5	5	10

Total	125	225	300

*	Northern region includes: Apache, Coconino, Mohave, Navajo, Gila (excluding zip codes 85542, 85192, and 85550), and Yavapai
**	Southern region includes: Yuma, La Paz, Santa Cruz, Pima, Cochise, Graham (including zip codes 85542, 85192, 85550), Greenlee, and Pinal

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

8.1.18	AHCCCS covers medically necessary transplantation services and related immunosuppressant medications in accordance with Federal and State law and regulations. The Contractor shall not make payments for organ transplants not provided for in the State Plan except as otherwise required pursuant to 42 USC 1396 (d)(r)(5) for persons receiving services under EPSDT. The Contractor must follow the written standards that provide for similarly situated individuals to be treated alike and for any restriction on facilities or practitioners to be consistent with the accessibility of high quality care to enrollees per Sections (1903(i) and 1903(i)(1)) of the Social Security Act. Refer to the AMPM, Chapter 300, Exhibit 310-DD and the AHCCCS Reinsurance Manual.

8.1.19	Hospital Holds (Behavioral Health Crisis Facilities):

8.1.19.1	Less than 10% hospital hold monthly for each facility. (UPC and RRC)

8.1.19.2	Less than 5% concurrent hospital hold monthly.

8.1.20	Review all prior authorization requirements for services, items or medications annually. The review will be reported through the MM Committee and will include the rationale for changes made to prior authorization requirements. A summary of the prior authorization requirement changes and the rationale for those changes must be included in the annual MM/UM Plan submission. An attestation that the annual review has been completed must be submitted in accordance with Exhibit 9 of this contract.

8.2	Utilization Data Analysis and Data Management

For all populations eligible for covered services under this Contract, the Contractor shall:

8.2.1	Develop a process to collect, monitor, analyze, evaluate and report utilization data consistent with the ADHS/DBHS BQ&I Specifications Manual.

8.2.2	ADHS and AHCCCS will provide the Contractor:

8.2.2.1	Three (3) years of historical Acute Care Program encounter data for members enrolled with the Contractor as of December 1, 2015; and

8.2.2.2	A claims data file of physical health encounters for all General Mental Health, Children’s and non-integrated members with serious mental illness enrolled with the Contractor, for purposes of care coordination, on a recurring basis.

8.2.3	At a minimum, review and analyze the following data elements, interpret the variances, review outcomes and develop and/or approve interventions based on the findings:

8.2.3.1	Under and over utilization of service and cost data;

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8.2.3.2	Avoidable hospital admissions and readmission rates and the Average Length of Stay (ALOS) for all psychiatric inpatient facilities for all members receiving behavioral health services;

8.2.3.3	Medical facilities for Medicaid eligible SMI members receiving physical health care services;

8.2.3.4	Follow up after discharge;

8.2.3.5	Outpatient civil commitments;

8.2.3.6	Emergency Department (ED) utilization and crisis services use;

8.2.3.7	Prior authorization/denial and notices of action;

8.2.3.8	Pharmacy utilization;

8.2.3.9	Laboratory and diagnostic utilization; and

8.2.3.10	Medicare utilization.

8.2.4	Utilize data to assist with identifying members in need of medical management.

8.2.5	Ensure intervention strategies have measurable outcomes and are recorded in the UM/MM Committee meeting minutes.

8.3	Prior Authorization

For all populations eligible for covered services under this Contract, the Contractor shall:

8.3.1	Identify and communicate to providers and members those services that require authorization and the relevant clinical criteria required for authorization decisions.

8.3.2	Authorize services in conformance with Section 4.2.2.

8.3.3	Consult with the provider requesting authorization when appropriate.

8.3.4	Specify timeframes for responding to requests for initial and continuous determinations for standard and expedited authorization requests (42 CFR.438.210).

8.3.5	Make decisions based on adopted national standards or a consensus of relevant healthcare professionals.

8.3.6	Monitor members with special health care needs for direct access to care.

8.3.7	Have a process in place for authorization determinations when Contractor is not the primary payor.

8.3.8	Assess, monitor and report quarterly through the MM/UM Committee medical decisions to assure compliance with timeliness and Notice of Action (NOA) intent, and that the decisions comply with all Contractor coverage criteria. This includes quarterly evaluation of all NOA decisions that are made by a subcontractor.

8.3.9	Ensure medically necessary services are provided in a timely manner through the review of prior authorization requests received for benefit coverage and clinical appropriateness while confirming potential for third-part coverage.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

8.3.10	Comply with Chapter 1000 of the AHCCCS Medical Policy Manual (AMPM), http://www.ahcccs.state.az.us, the ADHS/DBHS MM/UM Plan, and QM/MM/UM Performance Improvement Specifications Manual.

8.4	Concurrent Review

For all populations eligible for covered services under this Contract, the Contractor shall:

8.4.1	Develop and implement procedures for review of medical necessity prior to a planned institutional admission.

8.4.2	Develop and implement procedures for determining medical necessity for ongoing institutional care (42 CFR 438.210(b)(1)).

8.4.3	Specify timeframes and frequency for conducting concurrent review.

8.4.4	Make decisions on coverage based on adopted national standards or a consensus of relevant healthcare professionals.

8.5	Additional Authorization Requirements

For all populations eligible for covered services under this Contract, the Contractor shall:

8.5.1	Require admission and continued stay authorizations for members in Level I inpatient facilities including Residential Treatment Centers (RTC), Level I sub-acute facilities, Behavioral Health Residential Facilities and Home Care Training to Home Care Client (HCTC) facilities are conducted by a physician or other qualified health care professional.

8.5.2	Require a health care professional who has appropriate expertise in treating the condition to review and approve any decision that determines the criteria for admission or continued stay is not met prior to issuing a decision (42 CFR 438.210(b)(3)).

8.5.3	Comply with member notice requirements in the ADHS/DBHS Policy on Notice Requirements and Appeal Process for Title XIX and Title XXI Eligible Persons and Notice and Appeal Requirements (SMI and Non-SMI/Non-Title XIX/XXI).

8.5.4	Require consistent application of standardized review criteria in making authorization decisions on requests for initial and continuing authorizations of services and consult with the requesting provider when appropriate (42 CFR 438.210(b)(i) and (ii)).

8.6	Discharge Planning

For all populations eligible for covered services under this Contract, the Contractor shall:

8.6.1	Develop and implement policies and procedures for proactive discharge planning when members have been admitted into inpatient facilities even when the Contractor is not the primary payor.

8.7	Inter-rater Reliability

For all populations eligible for covered services under this Contract, the Contractor shall:

8.7.1	Develop and implement a process to ensure consistent application of review criteria in making medical necessity decisions which include prior authorization, concurrent review, and retrospective review.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

8.7.2	Monitor the staff involved in these processes receive inter-rater reliability training and testing within ninety (90) days of hire and annually thereafter.

8.8	Retrospective Review

For all populations eligible for covered services under this Contract, the Contractor shall:

8.8.1	Develop and implement a process or policy describing services requiring retrospective review.

8.9	Practice Guidelines

For all populations eligible for covered services under this Contract, the Contractor shall:

8.9.1	Adopt and disseminate to providers, members and potential members upon request, Clinical Practice Guidelines based on reliable clinical evidence or a consensus of health care professionals in the field that consider member needs; (42 CFR 438.236(c)).

8.9.2	Review Clinical Practice Guidelines annually in the MM/UM Committee and in conjunction with contracted providers to determine if the guidelines remain applicable and reflect the best practice standards. (42 CFR 438.236(b)).

8.10	New Medical Technologies and New Uses of Existing Technologies

For all populations eligible for covered services under this Contract, the Contractor shall:

8.10.1	Develop and implement policies and procedures for evaluation of new medical technologies and new uses of existing technologies on a case by case basis to allow for individual members’ needs to be met.

8.10.2	Evaluate peer-reviewed medical literature that includes well designed investigations reproduced by non-affiliated authoritative sources with measurable results and with positive endorsements by national medical bodies regarding scientific efficacy and rationale.

8.10.3	Obtain ADHS/DBHS approval prior to implementing new technologies and/or new use of existing technologies Comply with the timelines prescribed if the new medical technology is a Prior Authorization request

8.10.4	Have a website with links to the information as described in ACOM Policy 404 and 416.

8.11	Care Coordination

For all populations eligible for covered services under this Contract, the Contractor shall:

8.11.1	Comply with all requirements in Sections 5, Care Coordination and Collaboration.

8.11.2	Establish a process to ensure coordination of member care needs across the continuum based on early identification of health risk factors or special care needs.

8.11.3	Ensure the provision of appropriate services in acute, home, chronic, and alternative care settings that meet the members’ needs in the most cost effective manner available.

8.11.4	Establish a process for timely and confidential communication of clinical information among providers.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

8.11.5	Address, document, refer, and/or follow up on each member’s health status, changes in health status, health care needs, and health care services provided.

8.11.6	Include the health risk assessment tool in the new member welcome packet.

8.11.7	Meet regularly with the Acute Care, DES/DDD and CMDP Contractors to improve and address coordination of care issues. Meetings shall occur at least every other month or more frequently if needed to develop process, implement interventions, and discuss outcomes. Care coordination meetings and staffings shall occur at least monthly or more often as necessary to affect change.

8.12	Disease Management

For all populations eligible for covered services under this Contract, the Contractor shall:

8.12.1	Develop and implement a program that focuses on members with high risk and/or chronic conditions that include a concerted intervention plan, including interventions targeting chronic behavioral and physical health conditions such as, but not limited to, depression, bi-polar disorder, schizophrenia, cardiac disease, chronic heart failure, chronic obstructive pulmonary disease, diabetes mellitus and asthma.

8.12.2	Ensure the goal of the program is to employ strategies such as health coaching and wellness to facilitate behavioral change to address underlying health risks and to increase member self-management as well as improve practice patterns of providers, thereby improving healthcare outcomes for members.

8.12.3	Develop methodologies to evaluate the effectiveness of programs including education specifically related to the identified member’s ability to self-manage disease and measurable outcomes.

8.13	Care Management Program-Goals

Care Management is essential to successfully improving healthcare outcomes for a specifically defined segment of Title XIX eligible SMI members receiving physical health care services under this Contract. Care Management is designed to cover a wide spectrum of episodic and chronic health care conditions for members in the top tier of high need/high cost members with an emphasis on proactive health promotion, health education, disease management, and self-management resulting in improved physical and behavioral health outcomes. Care Management is an administrative function and not a billable service. It is performed by the Contractor’s Care Managers. While Care Managers can provide consultation to a member’s Treatment Team, they should not perform the day-to-day duties of case management or service delivery.

The primary goals of the Contractor’s Care Management program are as follows:

8.13.1	Identify the top tier of high need/high cost members with serious mental illness in a fully integrated health care program (estimated at twenty per cent (20%));

8.13.2	Effectively transition members from one level of care to another;

8.13.3	Streamline, monitor and adjust members’ care plans based on progress and outcomes;

8.13.4	Reduce hospital admissions and unnecessary emergency department and crisis service use; and

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8.13.5	Provide members with the proper tools to self-manage care in order to safely live work and integrate into the community.

8.14	Care Management Program-General Requirements

For SMI members receiving physical health care services under this Contract, the Contractor shall:

8.14.1	Establish and maintain a Care Management Program (CMP). See Exhibit 1, Definitions for an explanation of “Care Management Program”.

8.14.2	Have the following capability for the top tier of high need/ high cost SMI members:

8.14.2.1	On an ongoing basis, utilize tools and strategies to stratify all SMI members into a case registry, which at a minimum, shall include:

8.14.2.1.1	Diagnostic classification methods that assign primary and secondary chronic co-morbid conditions;

8.14.2.1.2	Predictive models that rely on administrative data to identify those members at a high risk for over utilization of behavioral health and physical health services, adverse events, and high costs;

8.14.2.1.3	Incorporation of health risk assessment into predictive modeling in order to tier members into categories of need to design appropriate levels of clinical intervention, especially for those members with the most potential for improved health-related outcome and more cost effective treatment;

8.14.2.1.4	Criteria for identifying the top tier of high cost, high need members for enrollment into the Care Management Program; and

8.14.2.1.5	Criteria for disenrolling members from the Care Management Program.

8.14.3	Assign and monitor Care Management caseloads based upon national standards and consistent with a member’s acuity and complexity of need for Care Management.

8.14.4	Allocate Care Management resources to members consistent with acuity, and evidence-based outcome expectations.

8.14.5	Provide technical assistance to Care Managers including case review, continuous education, training and supervision.

8.14.6	Communicate Care Management activities with all of Contractor’s organizational units with emphasis on regular channels of communication with Contractor’s Medical Management, Quality Management and Provider Network departments.

8.14.7	Have Care Managers who, at a minimum, shall be required to complete a comprehensive case analysis review of each member enrolled in Contractor’s Care Management Program on a quarterly basis. The case analysis review shall include, at a minimum:

8.14.7.1	A medical record chart review;

8.14.7.2	Consultation with the member’s treatment team;

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8.14.7.3	Review of administrative data such as claims/encounters; and

8.14.7.4	Demographic and grievance system data.

8.14.8	Care Managers shall establish and maintain a Care Management Plan for each member enrolled in Contractor’s Care Management Program. The Care Management Plan, at a minimum, shall:

8.14.8.1	Describe the clinical interventions recommended to the treatment team;

8.14.8.2	Identify coordination gaps, strategies to improve care coordination with the member’s service providers;

8.14.8.3	Require strategies to monitor referrals and follow-up for specialty care and routine health care services including medication monitoring; and

8.14.8.4	Align with the member’s Individual Recovery Plan, but is neither a part of nor a substitute for that Plan.

8.15	Drug Utilization Review

For all populations eligible for covered services under this Contract, the Contractor shall:

8.15.1	Develop and implement a process for ongoing review of the prescribing, dispensing, and use of medications to assure efficacious, clinically appropriate, safe, and cost-effective drug therapy to improve health status and quality of care.

8.15.2	Ensure coverage decisions are based on scientific evidence, standards of practice, peer-reviewed medical literature, outcomes research data, or practice guidelines (42 CFR 438.236(d)).

8.15.3	Perform pattern analyses that evaluate clinical appropriateness, over and underutilization, therapeutic duplications, contraindications, drug interactions, incorrect duration of drug treatment, clinical abuse or misuse, use of generic products, and mail order medications (42 CFR 438.204(b)(3)).

8.15.4	Provide education to prescribers on drug therapy problems based on utilization patterns with the aim of improving safety, prescribing practices, and therapeutic outcomes.

8.16	Pre-Admission Screening and Resident Review (PASRR) Requirements

The Contractor shall:

8.16.1	Administer the PASRR Level II evaluations and meet required time frames for assessment and submission to ADHS/DBHS.

8.16.2	Determine the appropriateness of admitting persons with mental illness to Medicaid-certified nursing facilities, to determine if the level of care provided by the nursing facility is needed and whether specialized services for persons with mental impairments are required.

8.16.3	Subcontract for these services if necessary, and demonstrate that a licensed physician who is Board-certified or Board-eligible in psychiatry conducts PASRR Level II evaluations in conformance with 42 CFR Part 483, Subpart C and the ADHS/DBHS Policy and Procedures Manual Section on Pre-Admission Screening and Resident Review (PASRR).

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8.16.4	Submit a PASRR packet that includes an invoice to the ADHS/DBHS.

8.17	Nursing Facility Service Requirements

8.17.1	Provide medically necessary nursing facility services.

8.17.2	Provide medically necessary nursing facility services for a member with a pending ALTCS application currently residing in a nursing facility.

8.17.3	Notify ADHS/DBHS when a member has been residing in a nursing facility for forty-five (45) days in accordance with Section 4.7, “Nursing Facility”. The Contractor shall notify the ADHS Office of Medical Management, by Email, when a member has been residing in a nursing facility, alternative residential facility or receiving home and community based services for forty-five (45) days. This will allow ADHS time to follow-up on the status of the ALTCS application and to consider potential fee-for-service coverage, if the stay goes beyond the 90-day per contract year maximum. The notice should be sent via e-mail DBHSMedicalManagement@azdhs.gov. Notifications must include:

8.17.3.1	Member Name,

8.17.3.2	AHCCCS ID,

8.17.3.3	Date of Birth,

8.17.3.4	Name of Facility,

8.17.3.5	Admission Date to the Facility,

8.17.3.6	Date they reach the 45 days, and

8.17.3.7	Name of Contractor of enrollment.

8.17.4	Provide medically necessary nursing facility services.

8.17.5	Provide medically necessary nursing facility services for any enrolled member who has a pending ALTCS application who is currently residing in a nursing facility and is eligible for services provided under this Contract for forty-five (45) days. This will allow time to follow-up on the status of the ALTCS application and to consider potential fee-for-service coverage if the stay goes beyond the ninety (90) day per contract year maximum.

8.18	Medical Management Reporting Requirements

8.18.1	The Contractor shall submit all deliverables related to Medical Management in accordance with Exhibit 9.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

9	APPOINTMENT AND REFERRAL REQUIREMENTS

9.1	Appointments

For all populations covered under this Contract, the Contractor shall:

9.1.1	Develop and implement policies and procedures to actively monitor and track provider compliance with appointment availability standards and timeliness of appointments for members as required in ACOM Policy 417, and disseminate information regarding appointment standards to members, subcontractors and providers in conformance with the ADHS/DBHS Policy on Appointment Standards and Timeliness of Services.

9.1.2	Except as otherwise specified in Section 9.2 and in conformance with the ADHS/DBHS Policy on Appointment Standards and Timeliness of Services, provide appointments to members as follows:

9.1.2.1	Emergency appointments within twenty-four (24) hours of referral, including, at a minimum, the requirement to respond to hospital referrals for Title XIX/XXI members and Non-Title XIX members with SMI;

9.1.2.2	Routine appointment for initial assessment within seven (7) days of referral; and

9.1.2.3	Routine appointments for ongoing services within twenty-three (23) days of initial assessment.

9.1.3	Actively monitor and ensure that a member’s waiting time for a scheduled appointment is no more than forty-five (45) minutes, except when the provider is unavailable due to an emergency.

9.1.4	For referrals from a PCP or Health Plan Behavioral Health Coordinator for a member to receive a psychiatric evaluation or medication management, appointments with a behavioral health medical professional, will be provided according to the needs of the member, and within the appointment standards described above, with appropriate interventions to prevent a member from experiencing a lapse in medically necessary psychotropic medications.

9.1.5	Monitor subcontractor compliance with appointment standards and require corrective action when the standards are not met (42 CFR 438.206(c)(1)(iv), (v) and (vi)).

9.1.6	Require all disputes to be resolved promptly and intervene and resolve disputes regarding the need for emergency or routine appointments between the subcontractor and the referral source that cannot be resolved informally.

9.1.7	Provide transportation to all Medicaid eligible members for covered services including SMI members receiving physical health care services so that the member arrives no sooner than one (1) hour before the appointment, and does not have to wait for more than one (1) hour after the conclusion of the appointment for return transportation.

9.1.8	Require that transportation services be pre-arranged for members with recurring and on-going behavioral and physical health care needs, including, but not limited to, dialysis, radiation, chemotherapy, etc.

9.1.9	Implement appointment standards of practice as they are identified by ADHS.

9.1.10	Have written policies and procedures about educating its provider network regarding appointment time requirements. The Contractor must develop a corrective action plan (CAP) when appointment standards are not met. In addition, the Contractor must develop a corrective action plan in conjunction with the provider when appropriate [42 CFR 438.206(c)(1)(iv), (v) and (vi)]. Appointment standards shall be included in the Provider Manual. The Contractor is encouraged to include the standards in the provider subcontracts.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

9.1.11	Respond to all requests for services and schedule emergency and routine appointments consistent with the appointment standards in this Contract.

9.1.12	On a quarterly basis conduct review of the availability of the providers in sufficient quantity to ensure results are meaningful and representative of the Contractor’s network.

9.1.13	For medically necessary non-emergent transportation, schedule transportation so that the member arrives on time for the appointment, but no sooner than one hour before the appointment; nor have to wait more than one (1) hour after the conclusion of the treatment for transportation home; nor be picked up prior to the completion of treatment. The Contractor must develop and implement a quarterly performance auditing protocol to evaluate compliance with the standards for all subcontracted transportation vendors/brokers and require corrective action if standards are not met.

9.2	Additional Appointment Requirements for SMI Members

For SMI members eligible to receive physical health care services, the Contractor shall:

9.2.1	Provide timely access to care in conformance with the appointment standards in Section 9.2.3 below.

9.2.2	Monitor appointment availability utilizing the methodology found in the AHCCCS Contractor Operations Manual Appointment Availability Monitoring and Reporting Policy. For purposes of this Section, “urgent” is defined as an acute, but not necessarily life-threatening disorder, which, if not attended to, could endanger the member’s health. The Contractor shall have procedures in place that ensure the following standards are met.

9.2.3	Establish and implement procedures as indicated by the member’s condition not to exceed the following standards:

For Primary Care Appointments:

9.2.3.1	Emergency: same day of request or within twenty-four (24) hours of the member’s phone call or other notification;

9.2.3.2	Urgent: within two (2) days of request; and

9.2.3.3	Routine: within twenty-one (21) days of request.

For Specialty Care Appointments:

9.2.3.4	Emergency: within twenty-four (24) hours of referral;

9.2.3.5	Urgent: within three (3) days of referral; and

9.2.3.6	Routine: within forty-five (45) days of referral.

For Dental Appointments: to SMI members under age twenty-one (21).

9.2.3.7	Emergency: within twenty-four (24) hours of request;

9.2.3.8	Urgent: within three (3) days of request; and

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9.2.3.9	Routine: within forty-five (45) days of request.

For Maternity Care appointments for initial prenatal care for pregnant SMI members:

9.2.3.10	First trimester: within fourteen (14) days of request;

9.2.3.11	Second trimester: within seven (7) days of request;

9.2.3.12	Third trimester: within three (3) days of request; and

9.2.3.13	High risk pregnancies: within three (3) days of a maternity care provider’s identification of high risk or immediately if an emergency exists.

9.2.4	Utilize the results from appointment standards monitoring to assure adequate appointment availability in order to reduce unnecessary emergency department or crisis services utilization.

9.2.5	Consider utilizing non-emergency facilities to address member non-emergency care issues occurring after regular office hours or on weekends.

9.2.6	Develop and distribute written policies and procedures for network providers regarding appointment time standards and requirements.

9.2.7	Establish processes to monitor and reduce the appointment “no show” rate by provider and service type. As best practices are identified, AHCCCS/ADHS may require implementation by the Contractor.

9.3	Referral Requirements

For all populations covered under this Contract, the Contractor shall:

9.3.1	Establish written criteria and procedures for accepting and acting upon referrals, including emergency referrals.

9.3.2	Accept and respond to emergency referrals of Title XIX/XXI eligible members and Non-Title XIX members with SMI twenty-four (24) hours a day, seven (7) days a week. Emergency referrals do not require prior authorization. Emergency referrals include those initiated for Title XIX/XXI eligible and Non-Title XIX with SMI members admitted to a hospital or treated in the emergency room.

9.3.3	Respond within twenty-four (24) hours upon receipt of an emergency referral.

9.3.4	Include in the written criteria the definition of a referral as any oral, written, faxed or electronic request for services made by the member or member’s legal guardian, family member, an AHCCCS acute Contractor, PCP, hospital, court, Tribe, IHS, school, or other state or community agency.

9.3.5	Record, track and trend all referrals, including the date of the scheduled appointment, the date of the referral for services, date and location of initial scheduled appointment, final disposition of referral, and the reason why the member declined the offered appointment.

9.3.6	Have a process to refer any member who requests information or is about to lose AHCCCS eligibility or other benefits to options for low-cost or no-cost health care services.

9.3.7	Ensure that training and education are available to PCPs regarding behavioral health referrals and consultation procedures.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

9.4	Disposition of Referrals

For all populations covered under this Contract the Contractor shall, when appropriate:

9.4.1	Communicate the final disposition of each referral from PCPs, AHCCCS Health Plans, Department of Education/School Districts and state social service agencies to the referral source and Health Plan Behavioral Health Coordinator within thirty (30) days of the member receiving an initial assessment. If a member declines behavioral health services, the final disposition must be communicated to the referral source and health plan behavioral health coordinator within thirty (30) days of the referral, when applicable. The final disposition shall include, at a minimum:

9.4.1.1	The date the member received an initial assessment;

9.4.1.2	The name and contact information of the provider accepting primary responsibility for the member’s behavioral health care; or

9.4.1.3	Indicate that a follow-up to the referral was conducted but no services were delivered and the reason why no services were delivered including members who failed to present for an appointment.

9.4.2	Document the reason for non-delivery of services to demonstrate that the Contractor or provider either attempted to contact the member on at least three (3) occasions and was unable to locate the member or contacted the member and the member declined services.

9.5	Provider Directory

For all populations covered under this Contract, the Contractor shall:

9.5.1	Distribute provider directories and any available periodic updates to AHCCCS Health Plans for distribution to the PCPs, if a Contractor does not maintain a centralized referral and intake system as the sole mechanism for receiving behavioral health referrals.

9.6	Referral for a Second Opinion

For all populations covered under this Contract, the Contractor shall:

9.6.1	Upon a member’s request, provide for a second opinion from a qualified health care professional within the network, or arrange for a member to obtain one outside the network at no cost to the member (42 CFR 438.206(b)(3)). For purposes of this paragraph, a qualified health care professional is a provider who meets the qualifications to be an AHCCCS registered provider of covered health care services, and who is a physician, a physician assistant, a nurse practitioner, a psychologist, or an independent Master’s level therapist.

9.7	Additional Referral Requirements for SMI Members

For SMI members receiving physical health care services, the Contractor shall:

9.7.1	Establish and implement written procedures for referrals to specialists or other services, to include, at a minimum, the following:

9.7.1.1	Use of referral forms clearly identifying the Contractor;

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9.7.1.2	Referrals to specialty physician services shall be from a PCP, except as follows:

9.7.1.2.1	Women shall have direct access to in-network OB/GYN providers, including physicians, physician assistants and nurse practitioners within the scope of their practice, without a referral for preventive and routine services (42 CFR 438.206(b)(2)).

9.7.1.3	SMI members that need a specialized course of treatment or regular care monitoring shall have a mechanism for direct access to a specialist (for example through a standing referral or an approved number of visits) as appropriate for the member’s condition and identified needs. Any waiver of this requirement by the Contractor must be approved in advance by ADHS/DBHS. Specialty physicians shall not begin a course of treatment for a medical condition other than that for which the member was referred, unless approved by the member’s PCP.

9.7.1.4	A process for the member’s PCP to receive all specialist and consulting reports and a process for the PCP to follow-up on all referrals including CRS, Dental and EPSDT referrals for behavioral health services.

9.7.2	Comply with all applicable physician referral requirements and conditions defined in Sections 1903(s) and 1877 of the Social Security Act and corresponding regulations which include, but are not limited to, 42 CFR Part 411, Part 424, Part 435 and Part 455. Sections 1903(s) and 1877 of the Act prohibits physicians from making referrals for designated health services to health care entities with which the physician or a member of the physician’s family has a financial relationship. Designated health services include, at a minimum:

9.7.2.1	Clinical laboratory services,

9.7.2.2	Physical therapy services,

9.7.2.3	Occupational therapy services,

9.7.2.4	Radiology services,

9.7.2.5	Radiation therapy services and supplies,

9.7.2.6	Durable medical equipment and supplies,

9.7.2.7	Parenteral and enteral nutrients, equipment and supplies,

9.7.2.8	Prosthetics, orthotics and prosthetic devices and supplies,

9.7.2.9	Home health services,

9.7.2.10	Outpatient prescription drugs, and

9.7.2.11	Inpatient and outpatient hospital services.

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9.7.3	Have a process for referral to Medicare Managed Care Plan.

10	QUALITY MANAGEMENT

10.1	General Requirements

The Contractor shall:

10.1.1	Employ in sufficient number qualified staff with experience in both physical and behavioral health to carry out the Quality Management program requirements.

10.1.2	Implement, monitor, evaluate and comply with applicable requirements in the ADHS/DBHS Policy and Procedure Manual, the ADHS/DBHS Bureau of Quality and Integration (BQ&I) Specifications Manual and the AHCCCS Medical Policy Manual, Chapter 900.

10.1.3	Provide quality care and services to eligible members, regardless of payer source or eligibility category.

10.1.4	Establish a Quality Management/Quality Improvement unit within its organizational structure that is separate and distinct from any other units or departments such as Medical Management and Case Management.

10.1.5	Establish a Quality Management (QM) Committee, Children QM and Peer Review committees and other subcommittees under QM Committee as required.

10.1.6	Require its QM Committee, Peer Review Committee, and subcommittees to meet at least quarterly and be chaired by the local Chief Medical Officer.

10.1.7	Execute processes to assess, plan, implement and evaluate quality management and performance improvement activities related to services provided to members in conformance with the ADHS Policy and Procedure Manual and the AHCCCS Medical Policy Manual (42 CFR 438.240(a)(1) and (e)(2) and 42 CFR 42 447.26)).

10.1.8	Integrate quality management processes in all areas of Contractor’s organization, with ultimate responsibility for quality management/quality improvement residing within the QM unit.

10.1.9	Demonstrate improvement in the quality of care provided to members through established quality management and performance improvement processes.

10.1.10	Identify Quality of Care (QOC) issues throughout behavioral health system and report to ADHS/DBHS QM area for investigation.

10.1.11	Federal Regulation prohibits payment for Provider-Preventable Conditions that meet the definition of a Health Care-Acquired Condition (HCAC) or an Other Provider –Preventable Condition (OPPC) and that meet the following criteria:

Is identified in the State plan at: http://www.azahcccs.gov/reporting/PoliciesPlans/stateplan.aspx

10.1.12	Has been found by the State, based upon a review of medical literature by qualified professionals, to be reasonably preventable through the application of procedures supported by evidence-based guidelines,

10.1.13	Has a negative consequence for the beneficiary,

10.1.14	Is auditable.

10.1.15	Includes, at a minimum, wrong surgical or other invasive procedure performed on a patient; surgical or other invasive procedure performed on the wrong body part; surgical or other invasive procedure performed on the wrong patient [42 CFR 438.6(f)(2)(i), 42 CFR 434.6(a)(12)(i), 42 CFR 447.26(b))].

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10.1.16	Report an HCAC or OPPC occurrence, when identified, to ADHS/DBHS and conduct a quality of care investigation as outlined in AMPM Chapter 900 and Exhibit 9, [42 CFR 438.6(f)(2)(ii) and 42 CFR 434.6(a)(12)(ii)].

10.1.17	Regularly disseminate subcontractor and provider quality improvement information including performance measures, dashboard indicators and member outcomes to ADHS/DBHS and key stakeholders, including members and family members.

10.1.18	Develop and maintain mechanisms to solicit feedback and recommendations from key stakeholders, subcontractors, members, and family members to monitor service quality and develop strategies to improve member outcomes and quality improvement activities related to the quality of care and system performance.

10.1.19	Participate in community initiatives including applicable activities of the Medicare Quality Improvement Organization (QIO).

10.1.20	Maintain the confidentiality of a member’s medical record in conformance with Section 18.10, Medical Records and the AHCCCS Medical Policy Manual

10.1.21	Comply with requirements to assure member rights and responsibilities in conformance with the ADHS Policy and Procedure Manual Sections on Title XIX/XXI Notice and Appeal Requirements; Special Assistance for Persons Determined to have a Serious Mental Illness; Notice and Appeal Requirements (SMI and NON-SMI/NON-TITLE XIX/XXI); Member Grievance Resolution; and the ADHS/DBHS Policy on Notice Requirements and Appeal Process for Title XIX and Title XXI Eligible Persons and the AHCCCS Medical Policy Manual (42 CFR 438.100(a)(2)); and comply with any other applicable federal and State laws (such as Title VI of the Civil Rights Act of 1964, etc.) including other laws regarding privacy and confidentiality (42 CFR 438.100(d)).

10.1.22	Have an ongoing quality management program for the provision of services to members that include the requirements listed in AMPM Chapter 400, 900 and the following:

10.1.22.1	A written annual Quality Management and Performance Improvement (QM/PI) plan, work plan, and evaluation of the previous year’s QM/PI program;

10.1.22.2	Quality Management Quarterly reports that address strategies for performance improvement;

10.1.22.3	QM/PI Program monitoring and evaluation activities that includes Peer Review and Quality Management Committees chaired by the Contractor’s Chief Medical Officer;

10.1.22.4	Protection of medical records and any other personal health and enrollment information that identifies a particular member or subset of members in accordance with Federal and State privacy requirements;

10.1.22.5	Member rights and responsibilities;

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10.1.22.6	Uniform provisional credentialing, initial credentialing, re-credentialing and organizational credential verification [42 CFR 438.206(b)(6)] and the AHCCCS Medical policy Manual;

10.1.22.7	Documentation of implemented corrective action plan(s) (CAP) or action(s) taken to resolve the concern;

10.1.22.8	Analysis of the effectiveness of the interventions taken;

10.1.22.9	Mechanisms to assess the quality and appropriateness of care furnished to members with special health care needs; and

10.1.22.10	Performance improvement programs including performance measures and performance improvement projects.

10.1.23	Ensure that its quality management program incorporates monitoring of the PCP’s management of behavioral health disorders, coordination of care with, and transfer of care to behavioral health providers as required.

10.1.24	Actively participate in ADHS/DBHS Quarterly RBHA QM Coordinators Meeting.

10.1.25	Require that all QM/QI positions performing work functions related to the Contract must have a direct reporting relationship to the local Chief Medical Officer (CMO) and the Chief Corporate Officer (CEO). The CMO and CEO shall have the ability to direct, implement and prioritize interventions resulting from quality management and quality improvement activities and investigations. Contractor staff, including administrative services subcontractors’ staff, that perform functions under this Contract related to QM and QI shall have the work directed and prioritized by the Contractor’s CEO and CMO.

10.1.26	Require its QM Committee to proactively and regularly review member grievance, SMI grievance and appeal data to identify outlier members who have filed multiple complaints, grievances or appeals regarding services or against the Contractor or who contact governmental entities for assistance, including ADHS/DBHS and AHCCCS for the purposes of assigning a care coordinator to assist the member in navigating the health care system.

10.1.27	Assure that all staff members having contact with members or providers receive initial and ongoing training with regard to the appropriate identification and handling of quality of care/service concerns to the Quality Management area.

10.1.28	Develop and implement guidelines to determine the cause of Provider-Preventable condition including Health Care Acquired Condition (HCAC) or Other Provider-Provider Condition (OPPC).

10.2	Credentialing

The Contractor shall:

10.2.1	Conduct provider credentialing and review and make a network determination through the Contractor’s Credentialing Committee, chaired by the Contractor’s local Medical Director (42 CFR 438.214) and the AHCCCS Medical Policy Manual.

10.2.2	Comply with uniform provisional credentialing, initial credentialing, re-credentialing and organizational credential verification as follows:

10.2.2.1	Document provisional credentialing, initial credentialing, re-credentialing and organizational credential verification of providers who have signed contracts or participation agreements with the Contractor (42 CFR 438.206(b)(1-2));

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10.2.2.2	Not discriminate against particular providers that serve high-need populations or specialize in conditions that require costly treatment; and

10.2.2.3	Not employ or contract with providers excluded from participation in federal health care programs. (42 CFR 438.214(d)).

10.2.3	Utilize the established centralized Credential Verification Organization (CVO) through the Arizona Association of Health Plans as part of its credentialing and re-credentialing process in order to support the effort to ease the administrative burden for providers that contract with Medicaid contractors.

10.2.4	Comply with initial and re-credentialing timelines for providers that submit their credentialing data and forms to the centralized CVO.

10.2.5	Create a process in accordance with the Contractor’s credentialing/recredentialing policy of providers and organizations that monitors, at a minimum on an annual basis, occurrences which may jeopardize the validity of the credentialing process.

10.3	Incident, Accident and Death Reports

The Contractor shall:

10.3.1	Develop and implement policies and procedures that require individual and organizational providers to report to the Contractor, the Regulator and other appropriate authorities incident, accident and death (IAD) reports, to include abuse, neglect, injury, exploitation, alleged human rights violation, and death, in conformance with the ADHS/DBHS Policy and Procedure Manual Section 6, chapter 1700 under Reporting Requirements; Policy 1703 Reporting of Incidents, Accidents and Deaths and the AHCCCS Medical Policy Manual.

10.3.2	Incident, accident and death (IAD) reports must be submitted in accordance with requirements established by ADHS.

10.4	Quality of Care Concerns and Investigations

The Contractor shall:

10.4.1	Establish mechanisms to assess the quality and appropriateness of care provided to members. (42 CFR 438.420(b)(4)).

10.4.2	Establish mechanisms to track and trend quality of care and quality of service allegations.

10.4.3	Develop a process that requires the provider to report incidents of healthcare acquired conditions, abuse neglect, exploitation, injuries, high profile cases and unexpected death to the Contractor.

10.4.4	Develop a process to report incidents of healthcare acquired conditions, abuse, neglect, exploitation, injuries, high profile cases and unexpected death to ADHS/DBHS Quality Management.

10.4.5	Develop and implement policies and procedures that analyze quality of care issues through identifying the issue, initial assessment of the severity of the issue, and prioritization of action(s) needed to resolve immediate care needs when appropriate.

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10.4.6	Establish a process to ensure that staff, having contact with members or providers, are trained on how to refer suspected quality of care issues to quality management. This training must be provided during new employee orientation and annually thereafter.

10.4.7	Track and trend member and provider issues including quality of care and quality of service, and investigate and analyze QOC issues, abuse, neglect, exploitation, high profile, human rights violations and unexpected deaths and include the following:

10.4.7.1	Acknowledgement letter to the originator of the concern;

10.4.7.2	Documentation of each step in the investigation and resolution process;

10.4.7.3	Follow-up with the member to assist in meeting immediate health care needs; and

10.4.7.4	Closure or resolution letter to the member with sufficient detail to describe:

10.4.7.4.1	The resolution of the issue,

10.4.7.4.2	Any responsibilities for the member to make sure covered, medically necessary care needs are met,

10.4.7.4.3	Contact name and telephone number to call for assistance or to express any unresolved concerns,

10.4.7.4.4	Documentation of any implemented corrective action plan or action taken to resolve the concern, and

10.4.7.4.5	Analysis of the effectiveness of the interventions taken.

10.4.8	Conduct a quality of care investigation and report the HCAC or OPPC occurrence and results of the investigation to ADHS/DBHS Quality Management.

10.5	Performance Measures

The Contractor shall:

10.5.1	Complete descriptions of the AHCCCS clinical quality Performance Measures and links to the CMS and the measure host sites can be found on the AHCCCS web site. Note that the performance measure titled “EPSDT Participation “is based on the methodology established in CMS “Form 416” which can be found on the AHCCCS web site or the CMS web site at: http://www.azahcccs.gov/reporting/quality/performancemeasures.aspx.

10.5.2	Implement Performance improvement programs including performance measures and performance improvement projects based upon data analysis and trending, and/or as directed by ADHS/DBHS (42 CFR 438.240(a)(2)).

10.5.3	Design a quality management program to achieve, through ongoing measurements and intervention, significant improvement, sustained over time, in the areas of clinical care and non-clinical care that are expected to have a favorable effect on health outcomes and member satisfaction (42 CFR 438.240(a)(2), (b)(2) and (c)).

10.5.4	Comply with 10.1.1 to improve performance for all established performance measures.

10.5.5	Comply with national performance measures and levels identified and developed by the CMS or those that are developed in consultation with AHCCCS and/or other relevant stakeholders, and established or adopted by AHCCCS, and any resulting changes when current established performance measures are finalized and implemented (42 CFR 438.24(c)).

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10.5.6	Ensure that performance measures are analyzed and reported separately, by line of business Acute, DDD, (Acute and SMI populations, DDD and CMDP), In addition, Contractors should evaluate performance based on sub-categories of populations when requested to do such.

10.5.7	Collect and provide data from medical records with supporting documentation, as instructed by ADHS/DBHS, for each hybrid measure as requested. Copies of the chart records shall be available as requested and for validation purposes.

10.5.8	Comply with recognized sampling guidelines, which may be affected by the Contractor’s previous rate on the same performance measure.

10.5.9	Comply with and implement the hybrid methodology with the following measures and as indicated in the Performance Measure methodologies posted on the AHCCCS website:

10.5.9.1	HbA1c Testing;

10.5.9.2	LCL-C Screening;

10.5.9.3	Timeliness of Prenatal Care visit in the first trimester or within 42 days of enrollment; and

10.5.9.4	Postpartum Care Rate.

10.5.10	Comply with and implement a hybrid methodology for collecting and reporting additional measures in future contract years using a hybrid methodology for collecting and reporting Performance Measure rates, as allowed in standardized methodologies.

10.5.11	Implement a process for internal monitoring of Performance Measure rates, using a standard methodology established or approved by ADHS/DBHS, for each required Performance Measure. AHCCCS-reported rates are the official rates utilized for determination of Contractor compliance with performance requirements. Contractor calculated and/or reported rates will be used strictly for monitoring Contractor actions and not be used for official reporting or for consideration in corrective action purposes.

10.5.12	Meet and sustain specified Minimum Performance Standards (MPS) in the table below for each population/eligibility category according to the following [42 CFR 438.240(a)(2), (b)(2) and (c)]:

10.5.12.1	Minimum Performance Standard: A Minimum Performance Standard is the minimal expected level of performance by the Contractor. If a Contractor does not achieve this standard, the Contractor will be required to submit a corrective action plan and may be subject to a sanction of up to $100,000 dollars for each deficient measure;

10.5.13

A Contractor must show demonstrable and sustained improvement toward meeting AHCCCS/ADHS Performance Standards. AHCCCS/ADHS may impose sanctions on Contractors that do not show statistically significant improvement in a measure rate as calculated by AHCCCS/ADHS. Sanctions may also be imposed for statistically significant declines of rates even if they meet or exceed the MPS, for any rate that does not meet the AHCCCS/ADHS MPS, or a rate that has a significant impact to the aggregate rate for the State. AHCCCS/ADHS may require the Contractor to demonstrate that they are allocating increased administrative resources to improving

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

rates for a particular measure or service area. AHCCCS/ADHS also may require a corrective action plan for measures that are below the MPS or that show a statistically significant decrease in its rate even if it meets or exceeds the MPS. AHCCCS/ADHS may require the Contractor to conduct an Administrative Review Chart Audit for validation of any performance measure that falls below the minimum performance standard. The Contractor must meet, and ensure that each subcontractor meets, AHCCCS/ADHS Minimum Performance Standards. [42 CFR 438.240(b)(1), (2), and (d)(1)].

Contractor Minimum Performance (MPS) Standards and Goals

Performance Measures for Members Receiving Physical Health Care Services
Performance Measure	Minimum Performance Standard	Goal
Inpatient Utilization (behavioral health-related primary diagnosis)	*TBD	*TBD
Emergency Department (ED) Utilization (behavioral health-related primary diagnosis)	*TBD	*TBD
Hospital Readmissions (behavioral health-related primary diagnosis) (within 30 days of discharge)	*TBD	*TBD
Follow-Up After Hospitalization (within 7 days) (behavioral health-related primary diagnosis)	50%	80%
Follow-Up After Hospitalization (within 30 days) (behavioral health-related primary diagnosis)	70%	90%
Adults’ Access to Preventive/Ambulatory Health Services	75%	90%
Access to Behavioral Health Provider -(encounter for a visit) within 7 days	75%	85%
Access to Behavioral Health Provider- (encounter for a visit) within 23 days	90%	95%
Breast Cancer Screening	50%	60%
Cervical Cancer Screening: Women Age 21-64 with a Cervical Cytology performed every three (3) yrs.	64%	70%
Cervical Cancer Screening: Women Age 30-64 with a Cervical Cytology/ HPV Co-testing performed every five (5) yrs.	64%	70%
Chlamydia Screening in Women Age 21-24	63%	70%
Comprehensive Diabetes Management:
— HbA1c Testing	77%	89%
— HbA1c Poor Control (>9.0%)	*TBD
— LDL-C Screening	70%	91%
— Eye Exam	49%	68%
Diabetes, Short Term Complications	*TBD	*TBD
Adult Asthma Hospital Admission Rate	*TBD	*TBD

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

Performance Measures for Members Receiving Physical Health Care Services
Performance Measure	Minimum Performance Standard	Goal
Use of Appropriate Medications for People with Asthma	86%	93%
Flu Shots for Adults:
— Ages 18-64	75%	90%
— Ages 65+	75%	90%
Annual Monitoring for Patients on Persistent Medications (combined rate)	75%	80%
Chronic Obstructive Pulmonary Disease (COPD) Hospital Admission Rate	*TBD	*TBD
Asthma in Younger Adults Admissions*	*TBD	*TBD
Congestive Heart Failure (CHF) Hospital Admission Rate	*TBD	*TBD
Timeliness of Prenatal Care; Prenatal Care visit in the first trimester or within 42 days of enrollment	80%	90%
Prenatal and Postpartum Care Postpartum Care Rate (second component to CHIPRA core measure “Timeliness of Prenatal Care)	64%	90%
EPSDT Participation (18-21 year olds)	68%	80%

Performance Measures for Members Receiving Behavioral Health Services
Performance Measure	Minimum Performance Standard	Goal
Inpatient Utilization (behavioral health-related primary diagnosis)	*TBD	*TBD
Emergency Department (ED) Utilization (behavioral health-related primary diagnosis)	*TBD	*TBD
Ambulatory Care - Emergency Department (ED) Visits*	*TBD	*TBD
Hospital Readmissions within 30 days of discharge (behavioral health-related primary diagnosis)	*TBD	*TBD
Follow-Up After Hospitalization (within 7 days) (behavioral health-related primary diagnosis)	50%	*TBD
Follow-Up After Hospitalization (within 30 days) (behavioral health-related primary diagnosis)	70%	90%

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Performance Measures for Members Receiving Behavioral Health Services
Performance Measure	Minimum Performance Standard	Goal
Access to Behavioral Health Provider within 7 days	75%	*TBD
Access to Behavioral Health Provider within 23 days	90%	*TBD
* For each of the benchmarks above identified as TBD, the Contractor is responsible for establishing their own.	N/A	N/A
Notes: (*) AHCCCS/ADHS will develop Minimum Performance Standards and Goals once baseline data has been analyzed for these measures.	N/A	N/A

10.5.14	Be subject to a financial sanction when performance measure results do not show statistically significant improvement in a measure rate including in those instances when a performance measure shows a statistically significant decrease in its rate, even if it meets or exceeds the Minimum Performance Standard. This sanction may include the Contractor to demonstrate an increase in allocation for administrative resources to improve rates for a particular measure or service area.

10.5.15	Implement an evidence based corrective action plan (CAP) that outlines the problem, planned actions for improvement, responsible staff and associated timelines as well as a place holder for evaluation of activities as directed by ADHS/DBHS that meets the following criteria:

10.5.15.1	Is submitted to ADHS/AHCCCS within thirty (30) days of notification of the deficiency;

10.5.15.2	Is approved by ADHS/AHCCCS prior to implementation; and

10.5.15.3	Verifies compliance with a corrective action plan (CAP) with one (1) or more follow up on-site reviews.

10.5.16	Have its performance evaluated quarterly and annually.

10.5.17	Have its compliance with performance measures validated by the ADHS/ AHCCCS and/or an External Quality Review Organization (EQRO).

10.5.18	Take affirmative steps to increase EPSDT participation rates as measured utilizing methodologies developed by CMS, including the EPSDT Dental Participation Rate.

10.5.19	Monitor the following quality measures:

10.5.19.1	Individual level clinical outcomes,

10.5.19.2	Experience of care outcomes,

10.5.19.3	Quality of care outcomes, and

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10.5.19.4	Quality of service outcomes.

10.5.20	The Contractor must participate in the delivery and/or results review of member surveys as requested by AHCCCS/ADHS. Surveys may include Home and Community Based Member Experience surveys, HEDIS Experience of Care (Consumer Assessment of Healthcare Providers and Systems–CAHPS) surveys, and/or any other tool that AHCCCS determines will benefit quality improvement efforts. While not included as an official performance measure, survey findings or performance rates for survey questions may result in the Contractor being required to develop a Corrective Action Plan (CAP) to improve any areas of concern noted by AHCCCS/ADHS. Failure to effectively develop or implement AHCCCS-approved CAPs and drive improvement may result in additional regulatory action.

10.6	Performance Improvement Projects

10.6.1	Implement an ongoing program of performance improvement projects (PIP) that focus on clinical and non-clinical areas as specified in the AHCCCS Medical Policy Manual and that involve the following:

10.6.1.1	Measurement of performance using objective quality indicators;

10.6.1.2	Implementation of system interventions to achieve improvement in quality;

10.6.1.3	Evaluation of the effectiveness of the interventions; and

10.6.1.4	Planning and initiation of activities for increasing or sustaining improvement (42 CFR 438.240(b)(1) (2) and (c) (d)(1)).

10.6.2	Comply with PIPs mandated by ADHS/DBHS, and also self-select additional projects based on opportunities for improvement identified by internal data and information, tracking and trending.

10.6.3	Report the status and results of each project to ADHS/DBHS as requested using the PIP Reporting Template included in the Specifications Manual.

10.6.4	Complete each PIP in a reasonable time period or as specified by ADHS in order to use the information on the success of performance improvement projects in the aggregate to produce new information on quality of care each year (42 CFR 438.240(d)(2)).

10.7	Data Collection Procedures

The Contractor shall:

10.7.1	Submit data for standardized Performance Measures and Performance Improvement Projects as required by the ADHS/DBHS within specified timelines and according to procedures for collecting and reporting the data in conformance with Section 10.1.2.

10.7.2	Submit data that is valid, reliable and collected using qualified staff and in the format and according to instructions from ADHS/DBHS by the due date specified.

10.7.3	Ensure that data collected by multiple parties/people for Performance Measures and/or PIP reporting is comparable and that an inter-rater reliability process was used to ensure consistent data collection.

10.7.4	Subject to approval by ADHS/DBHS, request an extension for additional time to collect and report data in writing in advance of the initial due date and is subject to approval by ADHS/DBHS.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

10.8	Member Satisfaction Survey

The Contractor shall:

10.8.1	Implement the annual Member Satisfaction Survey in conjunction with subcontractors when necessary in accordance with Statewide Consumer Survey protocol and report results to ADHS/DBHS when requested (42 CFR 438.6(h)).

10.8.2	Use findings from the Member Satisfaction Survey in designing quality improvement activities to improve care for members.

10.8.3	Participate in additional surveys in conformance with Section 19.3, Surveys, including surveys mandated by AHCCCS.

10.8.4	Perform surveys at ADHS and AHCCCS’ request. ADHS may provide the survey tool or require the Contractor to develop the survey tool which shall be approved in advance by ADHS and AHCCCS.

10.8.5	ADHS and AHCCCS may conduct surveys of a representative sample of the Contractor’s membership and providers. The results of the surveys will become public information and available to all interested parties on the ADHS and/or AHCCCS website. The Contractor may be required to participate in workgroups and efforts that are initiated as a result of the survey results.

10.9	Provider Monitoring

The Contractor shall:

10.9.1	Develop and submit a subcontractor performance monitoring plan as a component of annual QM plan, to include the following quality management functions:

10.9.1.1	Peer Review processes;

10.9.1.2	Incident, accident, death (IAD) report timely completion and submission;

10.9.1.3	Quality of Care (QOC) Concerns and investigations;

10.9.1.4	ADHS/DBHS required Performance Measures;

10.9.1.5	Performance Improvement Project; and

10.9.1.6	Temporary, provisional, initial and re-credentialing processes and requirements.

10.9.2	Conduct an annual Administrative Review audit of subcontracted provider services and service sites, and assess each provider’s performance on satisfying established quality management and performance measures standards.

10.9.3	Develop and implement a corrective action plan utilizing the ADHS/DBHS QM corrective action plan (CAP) Template when provider monitoring activities reveal poor performance as follows:

10.9.3.1	When performance falls below the minimum performance level; or

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10.9.3.2	Shows a statistically significant decline from previous period performance.

10.10	Centers of Excellence

Centers of Excellence are facilities that are recognized as providing the highest levels of leadership, quality, and service. Centers of Excellence align physicians and other providers to achieve higher value through greater focus on appropriateness of care, clinical excellence, and patient satisfaction. Designation as a Center of Excellence is based on criteria such as procedure volumes, clinical outcomes, and treatment planning and coordination. To encourage Contractor activity which incentivizes utilization of the best value providers for select, evidenced based, high volume procedures or conditions, the Contractor shall submit a Centers of Excellence Report to ADHS/DBHS as specified in Exhibit 9, outlining the Contractor’s approach to developing at least two (2) Centers of Excellence for at least two (2) different procedures or conditions.

10.10.1	The Centers of Excellence Report must:

10.10.1.1	Identify why the selected procedures or conditions were chosen,

10.10.1.2	Outline how the Contractor will identify and select providers with the highest quality outcomes,

10.10.1.3	Provide a high-level summary of potential contracting approaches,

10.10.1.4	Identify how the Contractor plans to drive utilization to the Centers of Excellence, and

10.10.1.5	Identify any barriers or challenges with the development of such Centers of Excellence.

10.11	Quality Management Reporting Requirements

10.11.1	The Contractor shall submit deliverables related to Quality Management in accordance with Exhibit 9.

11	COMMUNICATIONS

11.1	Member Information

For all populations eligible for services under this Contract, the Contractor shall:

11.1.1	Be accessible by phone during normal business hours and require subcontracted providers to be accessible by phone for general member information during normal business hours.

11.1.2	Establish and maintain one toll-free phone number with options for a caller to connect to appropriate services and departments and inform members of its existence and availability. (42 CFR 438.10(b)(3)). At a minimum, when appropriate, members calling the toll-free number should be connected to the following:

11.1.2.1	Nurse On Call consultations for SMI members receiving physical health care services under this Contract; and

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11.1.2.2	Free resources for members or potential members to obtain information about accessing services, using a grievance system process or any other information related to covered services or the health care service delivery system (42 CFR 438.10(c)(4) and 438.10(c)(5)(i) and (ii)).

11.1.3	Require vital materials to be provided to members. See Exhibit 1, Definitions, “Vital Materials”, for an explanation.

11.1.4	Provide Title XIX/XXI members with written notice in conformance with Section 18.21, Material Change in Operation.

11.1.5	Require all information that is prepared for distribution to members and potential members to be written using an easily understood language and format, and in conformance with the AHCCCS Contractor Operations Manual Member Information Policy using a font, type, style, and size which can be easily read by members with varying degrees of visual impairment or limited reading proficiency (42 CFR 438.10(d)(l)(i)).

11.1.6	Notify members and potential members of the availability and method for access to materials in alternative formats and provide such materials to accommodate members with special needs, for example, members or potential members who are visually impaired or have limited reading proficiency (42 CFR 438.10(d)(1)(i) and (ii); 42 CFR 438.10(d)(2)).

11.1.7	Comply with all translation requirements for all member informational materials in Section 12.3 Translation Services.

11.1.8	Notify members that oral interpretation and language assistance services including services for the hearing impaired are available in conformance with Section 12.1.4, Cultural Competency (42 CFR 438.10(c)(5)(i)).

11.1.9	Provide each member that receives an initial covered service with a “Provider Directory” that includes, at a minimum, primary care, specialty hospitals and pharmacy providers; telephone numbers; and non-English languages spoken by providers.

11.1.10	Upon request, assist ADHS/DBHS in the dissemination of information prepared by ADHS/DBHS, AHCCCS, or other governmental agency, to its members and pay for the cost to disseminate and communicate information.

11.1.11	Make available easy access of information by members, family members, providers, stakeholders, and the general public in compliance with the Americans with Disabilities Act (ADA).

11.1.12	Comply with ADHS/DBHS policy or policies for communications, marketing, outreach, websites and social media and monitor subcontractor compliance with the policies.

11.2	Member Handbooks

For all populations eligible for services under this Contract, the Contractor shall:

11.2.1	Print and distribute Member Handbooks in conformance with the Contractor’s established procedures and the ADHS/DBHS Policy on the Member Handbook; (42 CFR 438.10(f)).

11.2.2	Submit the Contractor’s Member Handbook to ADHS/DBHS for approval within thirty (30) days of receiving the ADHS/DBHS Template, unless otherwise specified.

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11.2.3	Provide the Contractor’s Member Handbook to each member as follows:

11.2.3.1	For Non-Title XIX/XXI members or Title XIX/XXI members enrolled with an AHCCCS Health Plan, within twelve (12) business days of the member receiving the initial behavioral health covered service; and

11.2.3.2	For SMI members receiving physical health care services from Contractor, within twelve (12) business days of receipt of notification of the date of the initial covered service (42 CFR 438.10(f)(3)).

11.2.4	Require network providers to have Contractor’s Member Handbooks available and easily accessible to members at all provider locations.

11.2.5	Provide, upon request, a copy of the Contractor’s Member Handbook to known peer and family advocacy organizations and other human service organizations in within the Contractor’s assigned geographical service area.

11.2.6	Review the Contractor’s Member Handbook, at least annually, and revise the handbook with the updated ADHS/DBHS Member Handbook Template, when applicable, to accurately reflect current Contractor specific policies, procedures and practices.

11.2.7	Include, at a minimum, in the Contractor’s Member Handbook the information contained in the ADHS/DBHS Member Handbook Template.

11.2.8	For SMI members receiving physical health care services under this Contract, comply with Section 11.2.7 and include within a designated Section in the Member Handbook the Acute Member Handbook Requirements in Attachment C contained in the AHCCCS Contractor Operations Manual Member Information Policy.

11.2.9	Inform members of the right to request an updated Member Handbook at no cost on an annual basis in a separate written communication or as part of other written communication, such as in a member newsletter.

11.2.10	Include information in the Member Handbook and other printed documents to educate members about the availability and accessibility of covered services and that behavioral health conditions may be treated by the member’s primary care physician (PCP) which includes anxiety, depression and ADHD.

11.2.11	The Contractor shall have information available for potential enrollees as described in ACOM Policy 404 [42 CFR 438.10(f)(4)].

11.3	Member Newsletters

For all populations eligible for services under this Contract, the Contractor shall:

11.3.1	Develop and distribute, at a minimum, two (2) member newsletters during the Contract year.

11.3.2	At least annually, include the following information in the newsletter that is culturally sensitive, appropriate and relevant:

11.3.2.1	Educational information on chronic illnesses and ways to self-manage care, including but not limited to including information from the ADHS/DBHS Quarterly Health Initiatives;

11.3.2.2	Reminders of flu shots and other illness prevention measures and screenings at appropriate times;

11.3.2.3	Information related to coverage and benefits;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

11.3.2.4	Tobacco cessation information and referral to the Arizona Smoker’s Helpline (ASH Line);

11.3.2.5	HIV/AIDS testing for pregnant women;

11.3.2.6	Information on the availability of community resources applicable to the population in the assigned Geographic Service Area in Greater Arizona;

11.3.2.7	Updates to Contractor’s Programs or Business Operations and other information as required by ADHS/DBHS or AHCCCS;

11.3.2.8	Information on Contractor’s efforts to integrate behavioral and physical health care services and to improve overall member outcomes;

11.3.2.9	The importance of and opportunities to participate in primary and preventive care;

11.3.2.10	Medicare Part D issues; and

11.3.2.11	Cultural Competency, other than translation services.

11.4	Outreach and Social Marketing

For all populations eligible for services under this Contract, the Contractor shall:

11.4.1	Conduct marketing activities toward enrolled and eligible members in accordance with ACOM Policy 101.

11.4.2	Conduct marketing activities toward the general public, defined as activities developing and integrating marketing concepts to influence behaviors that benefit individuals and communities for the greater social good in accordance with ADHS/DBHS policies and procedures.

11.4.3	Develop and implement a data driven outreach, marketing and communications plan that includes strategies to engage and inform persons of the availability and accessibility of services as well as strategies to influence behavior change towards health lifestyles.

11.4.4	Collect, analyze, track, and trend data to evaluate the effectiveness of the activities in this plan utilizing penetration rates and other quality management performance measures.

11.4.5	Conduct outreach activities for persons in high-need groups, including at a minimum, the homeless, substance abusing pregnant women, persons who may qualify as SMI with co-morbid physical and behavioral health conditions and others identified as high risk.

11.4.6	Provide outreach and dissemination of information to the general public, other human service providers, county and state governments, school administrators and teachers and other interested parties about the availability and accessibility of services.

11.4.7	Cooperate with ADHS/DBHS in promoting its outreach and social marketing initiatives.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

11.4.8	Provide written informational materials about the availability and accessibility of SABG funded substance abuse services to the community and referral sources including, at a minimum, schools, substance abuse coalitions, and medical providers.

11.4.9	Include an approved funding statement on all advertisements, publications, printed materials and social marketing materials produced by the Contractor that refer to covered services for Title XIX/XXI members: “Contract services are funded, in part, under contract with the State of Arizona.”

11.4.10	Conduct marketing activities for Dual Eligible enrollees with the marketing effort focused on promoting enrollment in the Contractor’s Medicare Dual Special Needs Plan (D-SNP). The State understands that the Medicare D-SNP is able to enroll any dual eligible member, but to increase alignment, encourages the Contractor to only market to individuals enrolled in its AHCCCS plan. Marketing to dual eligible Contractor enrollees may include print advertisements, radio advertisements, billboards, bus advertising, and television.

11.4.11	Federal or State endorsement. Contracts cannot contain any assertion or statement (whether written or oral) that the MCO, PIHP, PAHP, or PCCM is endorsed by CMS, the Federal or State government or similar entity.

11.5	Web Site and Social Media Requirements

For all populations eligible for services under this Contract, the Contractor shall:

11.5.1	Establish and maintain a web site, which must be user friendly, easy to find, understand and navigate.

11.5.2	Include the following information on its web site:

11.5.2.1	The most current version of the Contractor’s Member Handbook;

11.5.2.2	The current and past three (3) member newsletters;

11.5.2.3	Contractor’s Provider Manual and a hyperlink to the ADHS/DBHS Provider Policy and Procedures Manual;

11.5.2.4	The current version of its Medication Lists and updates within thirty (30) days of a change being made with the medication information as follows:

11.5.2.4.1	Medication listing by the brand name, generic name and identification of all medications that require a prior authorization,

11.5.2.4.2	Medication listing by drug class, and

11.5.2.4.3	A specific, individual prescription drug look-up capability.

11.5.2.5	A network provider directory that is updated monthly and has search capability features to find:

11.5.2.5.1	Name of provider,

11.5.2.5.2	Services offered, including specialists,

11.5.2.5.3	Languages spoken, including non-English languages, and

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

11.5.2.5.4	Office locations by city or zip code.

11.5.2.6	An interactive claims inquiry function;

11.5.2.7	Its toll-free customer service telephone number, crisis hotline telephone number and a Telecommunications Device for the Deaf (TDD) telephone number;

11.5.2.8	Regular and periodic reporting of the following including links to the ADHS/DBHS web site that contains the same, similar or corresponding information;

11.5.2.9	Effectiveness of performance improvement activities;

11.5.2.10	Provider quality improvement information;

11.5.2.11	Results of performance measures through the use of dashboard indicators;

11.5.2.12	Findings from provider and member surveys;

11.5.2.13	Member outcomes;

11.5.2.14	Best practice guidelines;

11.5.2.15	General customer service information, including information about community resources and filing a complaint, SMI grievance or appeal, or request for interpreter services;

11.5.2.16	Availability and accessibility of crisis services;

11.5.2.17	Services for which prior authorization is required and prior authorization criteria;

11.5.2.18	A community resource guide that is updated quarterly and contains community resource information applicable to the population in the assigned geographical service area in Greater Arizona and is provided in hard copy when requested by providers; and

11.5.2.19	Tobacco cessation Information and a link to the Arizona Smoker’s Helpline.

11.6	Materials Approval

For all populations eligible for services under this Contract, the Contractor shall:

11.6.1	Submit for ADHS/DBHS approval prior to publication and/or dissemination:

11.6.1.1	Any information that is directly related to members or potential members and the general public including information used in outreach, web and social marketing activities;

11.6.1.2	Regardless of the medium of dissemination, for example, Contractor’s web site, e-mail, voice mail recorded phone messages, incentives, promotions, newsletter or any other means of communication; and

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

11.6.1.3	Incentive items.

11.6.2	In the case of marketing materials for dual eligible enrollees, Contractor shall submit for prior review and approval to AHCCCS all dual marketing materials that refer to AHCCCS benefits and/or service information. All materials shall be identified as dual marketing materials and submitted to MarketingCommittee@azahcccs.gov. AHCCCS retains and reserves the right to review, materials that have received CMS approval.

11.6.3	Not submit for ADHS/DBHS prior approval:

11.6.3.1	Information communicated and directed to individual members; and

11.6.3.2	Health-related brochures developed by a nationally recognized organization as approved by ADHS/DBHS and AHCCCS. The list of AHCCCS approved nationally recognized organizations are listed in the AHCCCS Contractor Operations Manual Member Information Policy, Chapter 404, Attachment A.

11.7	Review of Materials

For all populations eligible for services under this Contract, the Contractor shall:

11.7.1	Review and revise all materials referenced in this Section on an annual basis.

11.7.2	Submit for approval any materials referenced in this Section where substantive changes have been made.

11.8	Identification Cards for SMI Members Receiving Physical Health Care Services

The Contractor shall:

11.8.1	Be responsible for the production, distribution and costs of Medicaid eligible member identification cards for Medicaid eligible SMI members receiving physical health care services.

11.9	Communications Reporting Requirements

11.9.1	The Contractor shall submit deliverables related to Communications in accordance with Exhibit 9.

12	CULTURAL COMPETENCY

12.1	General Requirements

The Contractor shall:

12.1.1	Provide covered services in accordance with a member’s race, color, creed, gender, religion, age, national origin, including those with limited English proficiency, ancestry, marital status, sexual preference, genetic information, or physical or intellectual disability, except where medically necessary.

12.1.2	Address members’ concerns according to a member’s literacy and culture, and require subcontractors do the same.

12.1.3	Provide interpreters and assistance for the visual or hearing- impaired, free of charge for all members when delivering covered services.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

12.1.4	Provide members and potential members with information to obtain interpreter or language translation assistance free of charge to the member or potential member. (42 CFR 438.10(c)(4)).

12.1.5	Prohibit the following practices, at a minimum:

12.1.5.1	Limiting or denial of access to an available facility;

12.1.5.2	Providing to a member any medically necessary, covered service which is different, or is provided in a different manner or at a different time from other members, other public or private recipients of care or the public at large, except where medically necessary;

12.1.5.3	Segregate or separate treatment to a member; restrict a member in his or her enjoyment of any advantage or privilege offered to others receiving any covered service; and

12.1.5.4	The assignment of times or places for the provision of services on the basis of the race, color, creed, religion, age, sex, national origin, ancestry, marital status, sexual preference, income status, AHCCCS membership, or physical or intellectual disability of the members to be served.

12.1.6	Not knowingly execute a subcontract with a provider with the intent of allowing or permitting the subcontractor to implement barriers to care or that contains terms that act to discourage the full utilization of services by members.

12.1.7	Promptly intervene and take corrective action if the Contractor identifies a problem involving discrimination by one of its providers.

12.2	Cultural Competency Program

The Contractor shall:

12.2.1	Create and implement a comprehensive cultural competency program including those with limited English proficiency and diverse cultural backgrounds.

12.2.2	Develop a written Cultural Competency Plan (CCP) that contains the following requirements:

12.2.2.1	An outcome based format including expected results, measurable outcomes and outputs with a focus on national level priorities and current initiatives in the field of cultural competency;

12.2.2.2	An effectiveness assessment of current services provided in the assigned Greater Arizona Geographic Service Area that focuses on culturally competent care delivered in the network, as part of outreach services and other programs, which includes an assessment of timely access, hours of operation and twenty-four (24) hour, seven (7) days a week availability for all provider and staff types delivering covered services (42 CFR 438.206(c));

12.2.2.3	Data-driven and the data sources utilized to determine goals and objectives;

12.2.2.4	Strategies to deliver services that are culturally competent and linguistically appropriate including methods for evaluating the cultural diversity of members and to assess needs and priorities in order to continually improve provision of culturally competent care; and

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

12.2.2.5	Methods to deliver linguistic and disability-related services by qualified personnel.

12.2.3	Provide cultural competency information to members, including notification about Title VI of the Civil Rights Act of 1964, Prohibition against National Origin Discrimination and Exec. Order No. 13166 (Improving Access to Services for Persons with Limited English Proficiency http://www.justice.gov/crt/about/cor/Pubs/eolep.php.

12.2.4	Inform subcontractors and providers of the availability and use of interpretation services to assist members who speak a language other than English or who use sign language.

12.2.5	Develop and implement an orientation and training program that includes specific methods to train staff, subcontractors and providers with direct member contact to effectively provide culturally and linguistically appropriate services to members of all cultures.

12.2.6	Design the orientation and training program for staff based on the relationships and contact they have with culturally diverse providers, members or stakeholders.

12.2.7	Include in its orientation and training program the following mandatory training topics: Cultural Competency standards, National Culturally Linguistically and Appropriate Service Standards (CLAS) and Limited English Proficiency (LEP). Contractor’s orientation and training must be customized for staff based on the relationships and contact they have with culturally diverse providers, members or stakeholders.

12.2.8	Maintain a sufficient number of accessible qualified oral interpreters and bilingual staff, and licensed sign language interpreters to deliver oral interpretation, translation, sign language, disability related services, provide auxiliary aids and alternative formats.

12.2.9	Monitor and evaluate provider practices and plans for the effective delivery of culturally and linguistically appropriate covered services.

12.2.10	Submit a language services report in accordance with the instructions provided by ADHS/DBHS.

12.3	Translation Services

The Contractor shall:

12.3.1	Translate all member informational materials when a language other than English is spoken by 3,000 individuals or ten percent (10%), whichever is less, of members in a geographic area who also have LEP.

12.3.2	Translate all vital materials when a language other than English is spoken by 1,000 or five per cent (5%), whichever is less, of members in the assigned geographical service area in Greater Arizona who also have LEP (42 CFR 438.10(c)(3)). See Exhibit 1, Definitions, for an explanation of “Vital Materials”.

13	GRIEVANCE SYSTEM REQUIREMENTS

13.1	General Requirements

For all populations eligible for services under this Contract, the Contractor shall:

13.1.1	Implement and administer a grievance system (42 CFR 438.228) for members, subcontractors and providers which include written processes for the following:

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

13.1.1.1	Provision of required Notice to members,

13.1.1.2	Member Grievance as specified in (42 CFR 438.400) et seq,

13.1.1.3	SMI Grievances,

13.1.1.4	SMI Appeals,

13.1.1.5	TXIX/XXI Appeals as specified in 42 CFR 438.400 et seq,

13.1.1.6	Claim Disputes, and

13.1.1.7	Access to the state fair hearing system.

13.1.2	Ensure that the grievance system complies with all applicable requirements in federal and state laws and regulations, AHCCCS’ Contractor Operations Manual, AHCCCS Medical Policy Manual, ADHS/DBHS Policy and Procedure Manual, and this Contract, including all attachments, exhibits and documents incorporated by reference thereto.

13.1.3	Not delegate or subcontract the administration or performance of the Member Grievance, SMI Grievance, SMI Appeal, TXIX/XXI Appeal, or Claim Dispute processes.

13.1.4	Provide written notification of the Contractor’s Grievance System processes to all subcontractor and providers at the time of entering into a subcontract.

13.1.5	Provide written notification with information about Contractor’s Grievance System to members in the Member Handbook in conformance with Section 11.2, Member Handbooks.

13.1.6	Provide written notification to members at least thirty (30) days prior to the effective date of a change in a Grievance System policy.

13.1.7	Administer all grievance system processes competently, expeditiously, and equitably for all members, subcontractors, and providers to ensure that member grievances, appeals, SMI grievances and claim disputes are effectively and efficiently adjudicated and/or resolved.

13.1.8	Continuously review grievance system data to identify trends and opportunities for system improvement; take action to correct identified deficiencies; and otherwise implement modifications which improve grievance system operations and efficiency.

13.1.9	Comply with the provisions in Section 18.1.7 and 18.3.2.8 through 18.3.5, which shall include having all professional, paraprofessional, and clerical/administrative resources to represent the Contractor’s, subcontractor’s and/or provider’s interests for grievance system cases that rise to the level of an administrative or judicial hearing or proceeding, except for a claim dispute. In the event of a claim dispute, the Contractor and the claimant are responsible to provide the necessary professional, paraprofessional and administrative resources to represent each of its respective interest. Absent written agreement to the contrary, the Contractor shall be responsible for payment of attorney fees and costs awarded to a claimant in any administrative or judicial proceeding.

13.1.10	Provide ADHS/DBHS with any grievance system information, report or document within the time specified by ADHS/DBHS’ request.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

13.1.11	Fully cooperate with ADHS/DBHS in the event ADHS/DBHS decides to intervene in, participate in or review any Notice, Member Grievance, Appeal, SMI Grievance, or Claim Dispute or any other grievance system process or proceeding. Contractor shall comply with or implement any ADHS/DBHS directive within the time specified pending formal resolution of the issue.

13.1.12	Designate a qualified individual staff person to collaborate with ADHS/DBHS to address provider or member grievance system-related concerns consistent with the requirements of this Contract.

13.1.13	Consider the best clinical interests of the member when addressing provider or member grievance system-related concerns. When such concerns are communicated to designated staff, communicate the concern, at a minimum and when appropriate, to Contractor’s senior management team, ADHS/DBHS’ senior management team, AHCCCS leadership, government officials, legislators, or the media.

13.1.14	Require the qualified, designated individual staff person to perform the following activities:

13.1.14.1	Collect necessary information;

13.1.14.2	Consult with the treatment team, Contractor’s CMO or a Care Manager for clinical recommendations when applicable;

13.1.14.3	Develop communication strategies in accordance with confidentiality laws; and

13.1.14.4	Develop a written plan to address and resolve the situation to be approved by ADHS/DBHS, and AHCCCS when applicable, prior to implementation.

13.1.15	Regularly review grievance system data to identify members that utilize grievance system processes at a significantly higher rate than others.

13.1.16	Conduct a review and take any indicated clinical interventions, revisions to service planning or referrals to Contractor’s Care Management Program when the data shows that a particular member is an outlier by filing repetitive grievances and/or appeals.

13.2	Member Grievances

The Contractor shall:

13.2.1	Develop and maintain a dedicated department to acknowledge, investigate, and resolve member grievances. The distinct department should be accessible to members, providers and other stakeholders via a designated phone number that can be accessed directly or by a telephone prompt on the contractor’s messaging system.

13.2.2	Respond to and resolve member grievances in a courteous, responsive, effective, and timely manner.

13.2.3	Actively engage and become involved in resolving member grievances in a manner that holds subcontractors and providers accountable for their actions that precipitated or caused the complaint.

13.2.4	Not engage in conduct to prohibit, discourage or interfere with a member’s or a provider’s right to assert a member grievance, appeal, SMI grievance, claim dispute or use any grievance system process.

13.2.5	Submit response to the resolution of member grievances as directed by ADHS.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

13.2.6	Provide ADHS with a quarterly report summarizing the number of grievances and complaints filed by or on behalf of a Title XIX or Title XXI eligible person determined to have SMI. The report must be categorized by access to care, medical service provision and Contractor service level. The report shall be submitted as specified in Exhibit 9.

13.3	SMI Grievances

The Contractor shall:

13.3.1	Develop and maintain a SMI Grievance process that supports the protection of the rights of SMI members and has mechanisms to correct identified deficiencies on both an individual and systemic level.

13.3.2	Require SMI Grievance investigators to be certified by Council on Licensure, Enforcement and Regulation (CLEAR) or by an equivalent certification program approved by ADHS/DBHS.

13.4	SMI Appeals and TXIX/XXI Member Appeals

The Contractor shall:

13.4.1	Implement all appeal processes in a manner that offers appellants an opportunity to present an appeal in person at a convenient time and location for the member, and provide the privacy required by law.

13.4.2	Require all staff facilitating in-person SMI and TXIX/XXI appeal conferences to have training in mediation, conflict resolution or problem solving techniques.

13.5	Claim Disputes

The Contractor shall:

13.5.1	Provide subcontractors with the Contractor’s Claim Dispute Policy at the time of entering into a subcontract. The Contractor shall provide non-contracted providers with the Contractor’s Claim Dispute Policy with a remittance advice. The Contractor shall send the remittance advice and policy within forty-five (45) days of receipt of a claim.

13.6	Grievance System Reporting Requirements

13.6.1	The Contractor shall submit all deliverables related to the Grievance System in accordance with Exhibit 9.

14	CORPORATE COMPLIANCE PROGRAM

14.1	General Requirements

The Contractor shall:

Be in compliance with [42 CFR 438.608]. The Contractor must have a mandatory Corporate Compliance Program, supported by other administrative procedures including a Corporate Compliance Plan that is designed to guard against fraud, waste, and program abuse.

Have written criteria for selecting a Corporate Compliance Officer and job description clearly outlining the responsibilities and authority of the position. The Contractor’s written Corporate Compliance Plan must adhere to Contract and ACOM Policy 103 and must be submitted annually to ADHS/DBHS/BCC as specified in Exhibit-9.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

14.1.1	The Corporate Compliance program shall be designed to both prevent and detect fraud, waste, and program abuse. The Corporate Compliance Program must include:

14.1.1.1	Written policies, procedures, and standards of conduct that articulates the organization’s commitment to and processes for complying with all Federal and state rules, regulations, guidelines, and standards;

14.1.1.2	The Corporate Compliance Officer must be an onsite management official who reports directly to the Contractor’s top management. Any exceptions must be approved by ADHS/DBHS/BCC;

14.1.1.3	Effective lines of communication between the Corporate Compliance officer and the Contractor’s employees;

14.1.1.4	Enforcement of standards through well-publicized disciplinary guidelines;

14.1.1.5	Provision for internal monitoring and auditing, as well as provisions for external monitoring and auditing of subcontractors. The Contractor shall provide the external auditing schedule and executive summary of all audits as specified in Exhibit 9;

14.1.1.6	Provision for prompt response to problems detected;

14.1.1.7	The written designation of a Corporate Compliance Committee who is accountable to the Contractor’s top management. The Corporate Compliance Committee which shall be made up of, at a minimum, the Corporate Compliance Officer, a budgetary official and other executive officials with the authority to commit resources. The Corporate Compliance Committee will assist the Corporate Compliance Officer in monitoring, reviewing and assessing the effectiveness of the Corporate Compliance program and timeliness of reporting;

14.1.1.8	Pursuant to the Deficit Reduction Act of 2005 (DRA), Contractors, as a condition for receiving payments shall establish written policies for employees detailing:

14.1.1.8.1	The Federal False Claims Act provisions;

14.1.1.8.2	The administrative remedies for false claims and statements;

14.1.1.8.3	Any State laws relating to civil or criminal penalties for false claims and statements; and

14.1.1.8.4	The whistleblower protections under such laws.

14.1.1.9	The Contractor must notify ADHS/DBHS/BCC, and DBHS Business Information System, as specified in Exhibit-9, of any CMS compliance issues related to HIPAA transaction and code set complaints or sanctions.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

14.1.1.10	The Contractor agrees to permit and cooperate with any onsite review. A review by the AHCCCS-OIG and/or ADHS/DBHS/BCC may be conducted without notice and for the purpose of ensuring program compliance. The Contractor also agrees to respond to electronic, telephonic or written requests for information within the timeframe specified by AHCCCS-OIG and/or ADHS/DBHS/BCC. The Contractor agrees to provide documents, including original documents, to representatives of the ADHS/DBHS/BCC and/or AHCCCS-OIG upon request and at no cost. The ADHS/DBHS/BCC and/or AHCCCS-OIG shall allow a reasonable time for the Contractor to copy the requested documents, not to exceed twenty (20) business days from the date of the ADHS/DBHS/BCC and/or AHCCCS-OIG request.

14.2	Corporate Compliance Officer

In addition to the duties described in Section 18.5.5, the Contractor shall require the Corporate Compliance Officer to be responsible for the following:

14.2.1	Train staff in detecting and reporting fraud, waste and program abuse.

14.2.2	Oversee internal and external fraud, waste and program abuse audits and investigations.

14.2.3	Record, track and trend all fraud, waste and program abuse complaints received including those initiated by Contractor and maintain the following information:

14.2.3.1	Contact information of complainant;

14.2.3.2	Name and identifying information of person or entity suspected of fraud, waste or program abuse;

14.2.3.3	Date complaint received;

14.2.3.4	Nature of complaint and summary of concern;

14.2.3.5	Potential loss amount and funding source;

14.2.3.6	Contractor’s unique case identifying number;

14.2.3.7	The department or agency to which the complaint has been reported; and

14.2.3.8	Current status or final disposition.

14.2.4	Conduct fraud, waste and program abuse awareness activities.

14.2.5	Develop and maintain internal control assessments.

14.2.6	Conduct fraud risk assessments.

14.2.7	Act as a liaison with ADHS/DBHS Corporate Compliance.

14.2.8	Notify ADHS/DBHS of any CMS compliance issues related to HIPAA transaction and code set complaints or sanctions.

14.2.9	Communicate with the AHCCCS Office of Inspector General (OIG) on the final disposition of the research and advise of actions, if any, taken by the Contractor.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

14.2.10	Provide the Corporate Compliance Officer with complete access to all information, databases, files, records and documents in order to conduct audits and investigate and structure the position to report suspected fraud, waste and program abuse directly to AHCCCS-OIG and ADHS/DBHS Bureau of Corporate Compliance (BCC) independently (42 CFR 455.17).

14.3	Fraud, Waste and Program Abuse

The Contractor shall:

14.3.1	In accordance with A.R.S. §36-2918.01, §36-2932, §36-2905.04 and ACOM Policy 103, the Contractor, its subcontractors and providers are required to immediately upon identification notify ADHS/DBHS/BCC and the AHCCCS Office of Inspector General (AHCCCS-OIG) regarding all allegations of fraud, waste or program abuse involving the AHCCCS Program.

14.3.2	The Contractor shall not conduct any investigation or review of the allegations of fraud, waste, or program abuse involving the AHCCCS Program. All Non-Titled funded allegations should be handled in accordance with the ADHS/DBHS/BCC Operations and Procedures Manual. Notification to ADHS/DBHS/BCC and AHCCCS-OIG shall be in accordance with ACOM Policy 103 and as specified in Exhibit-9. Cooperate with ADHS/DBHS/BCC in any review, audit or investigation or request for information of the Contractor, subcontractor or providers in accordance with Special Terms and Conditions, “Inspection, Acceptance and Performance Standards” and “Requests for Information”.

14.3.3	The Contractor must also report to AHCCCS-OIG, ADHS/DBHS/BQ&I and ADHS/DBHS/BCC, as specified in Exhibit-9, any credentialing denials including, but not limited to those which are the result of licensure issues, quality of care concerns, excluded providers, and which are due to alleged fraud, waste or program abuse. In accordance with [42 CFR 455.14],ADHS/DBHS/BCC and AHCCCS-OIG will then conduct a preliminary investigation to determine if there is sufficient basis to warrant a full investigation. [42 CFR 455.17][42 CFR 455.1(a)(1)].

14.3.4	As stated in A.R.S. §13-2310, incorporated herein by reference, any person who knowingly obtains any benefit by means of false or fraudulent pretenses, representations, promises, or material omissions is guilty of a Class 2 felony.

14.3.5	The Contractor agrees to permit and cooperate with any onsite review. A review by the AHCCCS-OIG and/or ADHS/DBHS/BCC may be conducted without notice and for the purpose of ensuring program compliance.

14.3.6	The Contractor also agrees to respond to electronic, telephonic or written requests for information within the timeframe specified by AHCCCS-OIG and/or ADHS/DBHS/BCC.

14.3.7	The Contractor agrees to provide documents, including original documents, to representatives of the ADHS/DBHS/BCC and/or AHCCCS-OIG upon request and at no cost. The ADHS/DBHS/BCC and/or AHCCCS-OIG shall allow a reasonable time for the Contractor to copy the requested documents, not to exceed twenty (20) business days from the date of the ADHS/DBHS/BCC and/or AHCCCS-OIG request.

14.3.8	Once the Contractor has referred a case of alleged fraud, waste, or program abuse to ADHS/DBHS/BCC, the Contractor shall take no action to recoup or otherwise offset any suspected overpayments, until AHCCCS or ADHS/DBHS/BCC provides written notice to the Contractor of the fraud, waste or program abuse case disposition status.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

14.3.9	ADHS/DBHS/BCC and AHCCCS-OIG will notify the Contractor when the investigation concludes. If it is determined by ADHS/DBHS/BCC and AHCCCS-OIG to not be a fraud, waste, or program abuse case, the Contractor shall adhere to the applicable ADHS/DBHS/BCC policy manuals for disposition.

14.3.10	In addition, the Contractor must furnish to ADHS/DBHS/BCC or AHCCCS, within thirty-five (35) days of receiving a request, full and complete information, pertaining to business transactions [42 CFR 455.105]:

14.3.10.1	The ownership of any subcontractor with whom the Contractor has had business transactions totaling more than $25,000 during the 12-month period ending on the date of request; and

14.3.10.2	Any significant business transactions between the Contractor, any subcontractor, and wholly owned supplier, or between the Contractor and any subcontractor during the five year period ending on the date of the request.

14.4	Reporting Suspected Fraud, Waste and Program Abuse

The Contractor shall:

14.4.1	Develop, maintain and publicize a confidential and anonymous reporting process for the public, members, staff and contractors to report fraud, waste and program abuse complaints.

14.4.2	Immediately upon identification, report all instances of suspected fraud, waste or program abuse to AHCCCS-OIG in accordance with A.R.S. § 36-2918.01, AAR 4277, AHCCCS Contractor Operation Manual, Chapter 100 and (42 CFR 455.1(a)(1)). Failure to comply with the requirement to report suspected fraud, waste and program abuse may result in the penalty described in A.R.S. § 36-2992.

14.4.3	Immediately report all instances of suspected fraud, waste and program abuse involving Title XIX/XXI funds, AHCCCS providers or AHCCCS members to AHCCCS-OIG in writing using the AHCCCS reporting form with a copy sent to ADHS/DBHS-BCC.

14.4.4	Immediately report all other instances of suspected fraud, waste and program abuse not described in 14.4.3 to ADHS/DBHS/BCC in writing using an approved reporting ADHS/DBHS/BCC reporting form.

14.5	Excluded Providers

The Contractor shall:

14.5.1	Develop and implement policies and procedures to prohibit the Contractor from knowingly having a relationship with any person, entity or affiliate that is debarred, suspended or otherwise excluded from participating in procurement or non-procurement activities. (42 CFR 438.610; 42 CFR 1001.1901 and Executive Order No. 12549).

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

14.5.2	Develop and implement policies and procedures for screening the federal excluded parties databases (SAM and LEIE), System for Award Management (SAM), found at https://sam.gov, and the Office of Inspector General (OIG) List of Excluded Individuals/Entities (LEIE) found at https://exclusions.oig.hhs.gov/ to determine whether potential and existing staff and subcontractors have been debarred, suspended or otherwise excluded from participating in procurement or non-procurement activities. All potential staff and subcontractors must be checked against the lists before hire and all existing staff and subcontractors must be checked against the lists on a monthly basis.

14.5.3	Submit the year-to-date list of all employees’ and subcontractors’ names that have been screened/checked against the exclusion databases and submit the results to ADHS, in accordance with Exhibit 9 of this Contract.

14.5.4	At a minimum, the year-to-date list of employees and subcontractors must include the following:

14.5.4.1	Name [last, first, middle initial (if available)],

14.5.4.2	Date of birth,

14.5.4.3	Last four digits of Social Security number (Upon Request),

14.5.4.4	Date of hire,

14.5.4.5	Current job position at the time of verification,

14.5.4.6	Department,

14.5.4.7	Supervisor’s name (last, first, middle initial), and

14.5.4.8	AHCCCS ID (when applicable).

14.5.5	Observe all applicable rules of confidentiality when submitting protected personal information.

14.5.6	Immediately notify AHCCCS-OIG and ADHS/DBHS-BCC of any confirmed instances of an excluded provider, staff or subcontractor that is or appears to be in a prohibited relationship with the Contractor or its subcontractors.

14.6	False Claims Act

The Contractor shall:

14.6.1	The Contractor must require, through documented policies and subsequent contract amendments, that subcontractors and providers train their staff on the following aspects of the Federal False Claims Act provisions 31 U.S.C. §§ 3729-3733, provisions, including the following:

14.6.1.1	The administrative remedies for false claims and statements;

14.6.1.2	Any state laws relating to civil or criminal penalties for false claims and statements; and

14.6.1.3	The whistleblower protections under such laws.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

14.6.2	The Contractor must establish a process for training existing staff and new hires on the compliance program and on the items in number 14.6.1 above. All training must be conducted in such a manner that can be verified by AHCCCS/ADHS.

14.7	Disclosure of Ownership and Control [42 CFR 455.104 (through 106)(SMDL09-001]

The Contractor must obtain the following information regarding ownership and control (42 CFR 455.100 through 455.106) (Sections 1124(a)(2)(A) and 1903(m)(2)(A)(viii) of the Social Security Act):

14.7.1	The Name, Address, Date of Birth and Social Security Numbers of any individual with an ownership or control interest in the Contractor including those individuals who have direct, indirect, or combined direct/indirect ownership interest of 5% or more of the Contractor’s equity, owns 5% or more of any mortgage, deed of trust, note, or other obligation secured by the Contractor if that interest equals at least 5% of the value of the Contractor’s assets, is an officer or director of a Contractor organized as a corporation, or is a partner in a Contractor organized as a partnership (Sections 1124(a)(2)(A) and 1903(m)(2)(A)(viii) of the Social Security Act and [42 CFR 455.100-104]).

14.7.2	The Name, Address, and Tax Identification Number of any corporation with an ownership or control interest in the Contractor including those individuals who have direct, indirect, or combined direct/indirect ownership interest of 5% or more of the Contractor’s equity, owns 5% or more of any mortgage, deed of trust, note, or other obligation secured by the Contractor if that interest equals at least 5% of the value of the Contractor’s assets, is an officer or director of a Contractor organized as a corporation, or is a partner in a Contractor organized as a partnership (Sections 1124(a)(2)(A) and 1903(m)(2)(A)(viii) of the Social Security Act and 42 CFR 455.100-104). The address for corporate entities must include as applicable primary business address, every business location, and P.O. Box address.

14.7.3	Whether the person (individual or corporation) with an ownership or control interest in the Contractor is related to another person with ownership or control interest in the Contractor as a spouse, parent, child, or sibling; or whether the person (individual or corporation) with an ownership or control interest in any subcontractor of the Contractor has a 5% or more interest is related to another person with ownership or control interest in the Contractor as a spouse, parent, child, or sibling.

14.7.4	The name of any other disclosing entity as defined in (42 CFR 455.101) in which an owner of the Contractor has an ownership or control interest.

14.7.5	The Name, Address, Date of Birth and Social Security Number of any agent and managing employee (including Key Staff as noted in Section 18.5 ) of the Contractor as defined in [42 CFR 455.101].

14.7.6	The Contractor shall also, with regard to its fiscal agents, obtain the following information regarding ownership and control (42 CFR 455.104):

14.7.6.1	The Name, Address, Date of Birth and Social Security Numbers of any individual with an ownership or control interest in fiscal agent.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

14.7.6.2	The Name, Address, and Tax Identification Number of any corporation with an ownership or control interest in the fiscal agent. The address for corporate entities must include as applicable primary business address, every business location, and P.O. Box address.

14.7.6.3	Whether the person (individual or corporation) with an ownership or control interest in the fiscal agent is related to another person with ownership or control interest in the fiscal agent as a spouse, parent, child, or sibling; or whether the person (individual or corporation) with an ownership or control interest in any subcontractor of the fiscal agent has a 5% or more interest is related to another person with ownership or control interest in the fiscal agent as a spouse, parent, child, or sibling.;

14.7.6.4	The name of any other disclosing entity as defined in (42 CFR 455.101])in which an owner of the fiscal agent has an ownership or control interest.

14.7.6.5	The Name, Address, Date of Birth and Social Security Number of any agent and managing employee of the fiscal agent as defined in (42 CFR 455.101).

14.8	Disclosure of Information on Persons Convicted of Crimes

The Contractor shall:

14.8.1	Confirm the identity and determine the exclusion status of any person with an ownership or control interest in the Contractor, and any person who is an agent or managing employee of the Contractor (including Key Staff as noted in Section 18.5), through routine checks of Federal databases; and

14.8.2	Disclose the identity of any of these excluded persons, including those who have ever been convicted of a criminal offense related to that person’s involvement in any program under Medicare, Medicaid, or the Title XX services program since the inception of those programs.

14.8.3	On a monthly basis, confirm the identity and determine the exclusion status through routine checks of:

14.8.3.1	The List of Excluded Individuals (LEIE);

14.8.3.2	The System for Award Management (SAM) formerly known as The Excluded Parties List (EPLS); and

14.8.3.3	Any other databases directed by AHCCCS or CMS.

14.8.4	The Contractor shall also, with regard to its fiscal agents, identify, obtain and report the above information on persons convicted of crimes (42 CFR 455.101 through 106; 436) [SMDL09-001].

14.8.5	The results of the Disclosure of Ownership and Control and the Disclosure of Information on Persons Convicted of Crimes shall be held by the Contractor. Upon renewal or extension of the Contract, the Contractor shall submit an annual attestation as specified in Exhibit-9, Contractor Chart of Deliverables, that the information has been obtained and verified by the Contractor, or upon request, provide this information to ADHS/DBHS/BCC. Refer to ACOM Policy 103 for further information.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

14.8.6	The Contractor must immediately notify ADHS/DBHS/BCC and AHCCCS-OIG of any person who has been excluded through these checks in accordance with the (42 CFR 455.106 (2)(b)) and as specified in Exhibit-9.

14.8.7	The Contractor shall require Administrative Services Subcontractors adhere to the requirements outlined above regarding Disclosure of Ownership and Control and Disclosure of Information on Persons Convicted of Crimes as outlined in (42 CFR 455.101 through 106), ([42 CFR 436 and SMDL09-001). Administrative Services Subcontractors shall disclose to ADHS/DBHS/BCC and AHCCCS-OIG the identity of any excluded person. AHCCCS and ADHS/DBHS will not permit one organization to own or manage more than one contract within the same program in the same GSA.

14.8.8	Federal Financial Participation (FFP) is not available for any amounts paid to a Contractor that could be excluded from participation in Medicare or Medicaid for any of the following reasons:

14.8.8.1	The Contractor is controlled by a sanctioned individual;

14.8.8.2	The Contractor has a contractual relationship that provides for the administration, management or provision of medical services, or the establishment of policies, or the provision of operational support for the administration, management or provision of medical services, either directly or indirectly, with an individual convicted of certain crimes as described in Section 1128(b)(8)(B) of the Social Security Act;

14.8.9	The Contractor employs or contracts, directly or indirectly, for the furnishing of health care, utilization review, medical social work, or administrative services, with one of the following:

14.8.9.1	Any individual or entity excluded from participation in Federal health care programs;

14.8.9.2	Any entity that would provide those services through an excluded individual or entity (Section 1903(i)(2) of the Social Security Act, 42 CFR 431.55(h), 42 CFR 438.808, 42 CFR 1002.3(b)(3), SMD letter 6/12/08, and SMD letter 1/16/09).

14.8.10	In the event that AHCCCS-OIG, either through a civil monetary penalty or assessment, a global civil settlement or judgment, or any other form of civil action, including recovery of an overpayment, receives a monetary recovery from an entity, the entirety of such monetary recovery belongs exclusively to AHCCCS and the Contractor has no claim to any portion of this recovery. Furthermore, the Contractor is fully subrogated to AHCCCS for all civil recoveries.

14.8.11	In accordance with Section 1128A(a)(6) of the Social Security Act; and [42 CFR section 1003.102(a)(2)(3)] civil monetary penalties may be imposed against the Contractor, its subcontractors or providers who employ or enter into contracts with excluded individuals or entities to provide items or services to Medicaid recipients.

14.8.12	The Contractor is prohibited from paying for an item or service (other than an emergency item or service, not including items or services furnished in an emergency room of a hospital) furnished under the plan by any individual or entity during any period when the individual or entity is excluded from participation under title V, XVIII, XIX, XX, or XXI pursuant to Sections 1128, 1128A, 1156, or 1842(j)(2) and (1903(i) and 1903(i)(2)(A)) of the Social Security Act.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

14.8.13	The Contractor is prohibited from paying for an item or service (other than an emergency item or service, not including items or services furnished in an emergency room of a hospital) furnished at the medical direction or on the prescription of a physician, during the period when such physician is excluded from participation under title V, XVIII, XIX, XX, or XXI pursuant to section 1128, 1128A, 1156, or 1842(j)(2) of the Social Security Act and when the person furnishing such item or service knew, or had reason to know, of the exclusion (after a reasonable time period after reasonable notice has been furnished to the person) (Sections 1903(i) and 1903(i)(2)(B))of the Social Security Act).

14.8.14	The Contractor is prohibited from paying for an item or service (other than an emergency item or service, not including items or services furnished in an emergency room of a hospital) furnished by an individual or entity to whom the state has failed to suspend payments during any period in which the state has notified the Contractor of a pending investigation of a credible allegation of fraud against the individual or entity, unless the state determines there is good cause not to suspend such payments (Section 1903(i) and 1903(i)(2)(C)) of the Social Security Act).

14.8.15	The Contractor shall provide the above-listed disclosure information to ADHS/DBHS/BCC and AHCCCS at any of the following times (Sections 1124(a)(2)(A) and 1903(m)(2)(A)(viii) of the Social Security Act, and 42 CFR 455.104(c)(3)):

14.8.15.1	Upon the Contractor submitting the proposal in accordance with the State’s procurement process;

14.8.15.2	Upon the Contractor executing the contract with the State;

14.8.15.3	Within thirty-five (35) days after any change in ownership of the Contractor; and

14.8.15.4	Upon request by ADHS/DBHS/BCC.

14.8.16	Federal Financial Participation (FFP) is not available for any amounts paid to a Contractor that could be excluded from participation in Medicare or Medicaid for any of the following reasons:

14.8.16.1	The Contractor is controlled by a sanctioned individual;

14.8.16.2	The Contractor has a contractual relationship that provides for the administration, management or provision of medical services, or the establishment of policies, or the provision of operational support for the administration, management or provision of medical services, either directly or indirectly, with an individual convicted of certain crimes as described in Section 1128(b)(8)(B) of the Social Security Act;

14.8.17	The Contractor employs or contracts, directly or indirectly, for the furnishing of health care, utilization review, medical social work, or administrative services, with one of the following:

14.8.17.1	Any individual or entity excluded from participation in Federal health care programs;

14.8.17.2	Any entity that would provide those services through an excluded individual or entity (Section 1903(i)(2) of the Social Security Act, 42 CFR 431.55(h), 42 CFR 438.808, 42 CFR 1002.3(b)(3), SMD letter 6/12/08, and SMD letter 1/16/09).

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

14.8.18	The Contractor is prohibited from paying for an item or service (other than an emergency item or service, not including items or services furnished in an emergency room of a hospital) furnished under the plan by any individual or entity during any period when the individual or entity is excluded from participation under title V, XVIII, XIX, XX, or XXI pursuant to Sections 1128, 1128A, 1156, or 1842(j)(2) and (1903(i) and 1903(i)(2)(A)) of the Social Security Act.

14.8.19	The Contractor is prohibited from paying for an item or service (other than an emergency item or service, not including items or services furnished in an emergency room of a hospital) furnished at the medical direction or on the prescription of a physician, during the period when such physician is excluded from participation under title V, XVIII, XIX, XX, or XXI pursuant to section 1128, 1128A, 1156, or 1842(j)(2) of the Social Security Act and when the person furnishing such item or service knew, or had reason to know, of the exclusion (after a reasonable time period after reasonable notice has been furnished to the person) (Sections 1903(i) and 1903(i)(2)(B))of the Social Security Act).

14.8.20	The Contractor is prohibited from paying for an item or service (other than an emergency item or service, not including items or services furnished in an emergency room of a hospital) furnished by an individual or entity to whom the state has failed to suspend payments during any period in which the state has notified the Contractor of a pending investigation of a credible allegation of fraud against the individual or entity, unless the state determines there is good cause not to suspend such payments (Section 1903(i) and 1903(i)(2)(C)) of the Social Security Act).

14.9	Corporate Compliance Reporting Requirements

The Contractor shall:

14.9.1	Submit all Corporate Compliance deliverables related to Corporate Compliance in accordance with the Bureau of Corporate Compliance (BCC) Operations and Procedures Manual and Exhibit 9. However, when submitting a deliverable with information designated as protected health information (PHI) and/or other confidential or sensitive content, the Contractor need only send notification to the following email box: BHSCONTRACTCOMPLIANCE@AZDHS.gov, that the deliverable has been sent to the respective program area.

15	FINANCIAL MANAGEMENT

15.1	General Requirements

The Contractor shall:

15.1.1	Develop and maintain internal controls and systems to separately account for both ADHS/DBHS-related revenue and expenses and non-ADHS-related revenue and expenses by type and program.

15.1.2	Develop and maintain internal controls to prevent and detect fraud, waste and abuse.

15.1.3	Separately account for all funds received under this Contract in conformance with the requirements in Exhibit 7, ADHS/DBHS Financial Reporting Guide for Greater Arizona.

15.1.4	Attest that the capitation rates set forth in Exhibit 11, Capitation Rates are reasonable and agree to accept such rates.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

15.2	Financial Reports

The Contractor shall:

15.2.1	Provide clarification of accounting issues found in financial reports identified by ADHS/DBHS upon request.

15.2.2	Provide annual financial reports audited by an independent certified public accountant prepared in accordance with Generally Accepted Auditing Standards (GAAS) and the approved cost allocation plan.

15.2.3	Have the annual Statement of Activities and Supplemental Reports audited and signed by an independent Certified Public Accountant attesting usage of the approved cost allocation plan.

15.2.4	Provide an annual Single Audit Report prepared in accordance with OMB Circular A-133 (whether for profit or non-profit) and an approved cost allocation plan. Notwithstanding the Circular A-133 regulations, the Contractor shall include the SABG and MHBG as major programs for the purpose of this Contract. Additional agreed upon procedures and attestations may be required of the Contractor’s auditor as determined by ADHS/DBHS.

15.3	Financial Viability/Performance Standards

The Contractor shall:

15.3.1	Be in material breach of this Contract and subject to financial sanctions, corrective action or other Contract remedies for failure to comply with the financial viability/performance standards in Section 15.3.3. ADHS/DBHS will take into account the Contractor’s unique situation when analyzing service expense and administrative ratio results. However, if critical combinations of the Financial Viability/Performance Standards are not met, or if the Contractor’s experience differs significantly from other Contractors, ADHS/DBHS may exercise the remedies under this Contract.

15.3.2	Comply with the financial viability standards, or any revisions or modifications of the standards, in conformance with the ADHS/DBHS Financial Reporting Guide for Greater Arizona, Financial Ratios and Standards on a monthly basis.

15.3.3	Cooperate with ADHS/DBHS’ monthly reviews of the ratios and financial viability standards below. The ratios and financial viability standards are as follows:

15.3.3.1	Current Ratio: Current assets divided by current liabilities must be greater than or equal to 1.00. If current assets include a receivable from a parent company or affiliated company, the parent or affiliated company must have liquid assets that support the amount of the intercompany loan. Other Assets deemed restricted by ADHS/DBHS are excluded from this ratio;

15.3.3.2	Defensive Interval: Must be greater than or equal to thirty (30) days. Defensive Interval = (Unrestricted Cash + Current Investments)/((Operating Expense–Non-Cash Expense)/(Period Being Measured in Days)). Other Assets deemed restricted by ADHS/DBHS are excluded from this ratio;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

15.3.3.3	Equity per enrolled TXIX/XXI members: Must be greater than or equal to twenty-five dollars ($25) per enrolled person on the last day of the month; (Unrestricted equity, less on-balance sheet performance bond, due from affiliates, guarantees of debts/pledges/assignments and other assets determined to be restricted, divided by the number of enrolled TXIX/XXI members at the end of the period);

15.3.3.4	Administrative Expense Ratio: (Administrative Expenses are those costs associated with the overall management and operation of the Contractor, including, at a minimum: salaries, staff benefits, professional and outside services, travel, occupancy, depreciation, interpretive service, care management, and all other operating expenses);

15.3.3.5	Total Title XIX/XXI Administrative Expenses divided by total Title XIX/XXI Revenue shall be less than or equal to eight per cent (8%);

15.3.3.6	Total Non-Title XIX/XXI Administrative Expenses divided by total Non-Title XIX/XXI Revenue shall be less than or equal to eight per cent (8%);

15.3.3.7	Service Expense Ratio: (Services Expenses do not include taxes): Total Title XIX/XXI Service Expense divided by total Title XIX/XXI Revenue shall be no less than eighty-eight point three per cent (88.3%); and

15.3.3.8	Total Non-Title XIX/XXI Service Expense divided by total Non-Title XIX/XXI Revenue shall be no less than eighty-eight point three per cent (88.3%).

15.3.4	Continue to deliver services to members for the duration of the period for which the member is enrolled, unless insolvent.

15.4	Sources of Revenue

ADHS/DBHS shall:

15.4.1	Make payments to Contractor as Title XIX/XXI capitation payments and Non-Title XIX/XXI payments.

15.4.2	Make payments to Contractor that are conditioned upon the availability of funds authorized, appropriated and allocated to ADHS/DBHS for expenditure in the manner and for the purposes set forth in this Contract.

15.4.3	Not be responsible for payment to Contractor for any purchases, expenditures or subcontracts made by the Contractor in anticipation of funding.

15.4.4	Calculate monthly capitation payments to the Contractor as payment in full for each of Title XIX/XXI members in the behavioral health categories/risk groups in 15.4.4.1 through 15.4.4.6 who are eligible on the first day of the month for any and all Title XIX/XXI covered behavioral health services delivered to these members who are eligible during the month, including all administrative costs of Contractor:

15.4.4.1	Comprehensive Medical and Dental Program (CMDP) Child;

15.4.4.2	Non-CMDP Child;

15.4.4.3	DDD Child;

15.4.4.4	DDD Adult;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

15.4.4.5	GMH/SA Non-Dual; and

15.4.4.6	SMI member not receiving physical health care services under this Contract.

15.4.5	Calculate monthly capitation payments to the Contractor for Title XIX SMI Integrated members receiving physical health care services on the first day of the month. Adjustments in enrollment of members during the month will be paid in the following month. The capitation payments are payment in full for any and all Title XIX covered services delivered to these members who are Title XIX eligible during the month, including all administrative costs of Contractor.

15.4.6	Obtain CMS approval and the Arizona Legislature, Joint Legislative Budget Committee’s review of any adjustments to the Title XIX/XXI capitation rates.

15.4.7	Annually prepare the Non-Title XIX/XXI Allocation Schedule, which is subject to change during the fiscal year, to specify the Non-Title XIX/XXI non-capitated funding sources by program including MHBG and SABG Federal Block Grant funds, State General Fund appropriations, county and other funds, which are used for services not covered by Title XIX/XXI funding and for populations not otherwise covered by Title XIX/XXI funding.

15.4.8	Make payments to Contractor according the Non-Title XIX/XXI Allocation Schedule which includes all administrative costs to the Contractor. Payments shall be made in twelve (12) monthly installments through the Contract year no later than the tenth (10th) business day of each month. ADHS/DBHS retains the discretion to make payments using an alternative payment schedule.

15.4.9	Make payments no later than the tenth (10th) business day of each month. ADHS/DBHS retains the discretion to make payments using an alternative payment schedule.

15.4.10	The Contractor shall submit a copy of its entity’s Form 8963, Report of Health Insurance Provider Information, filed with the IRS to report net premium along with its final fee estimate. In addition, the Contractor shall complete and submit the Health Insurer Fee Liability Reporting Template. Both documents are due to ADHS by September 15th of each fee year. The above requirements only apply to for-profit entities. Refer to AHCCCS’ ACOM Policy 320, Attachment A, for a copy of the Health Insurer Fee Liability Reporting Template. For additional information, refer to AHCCCS’ ACOM Policy 320 Health Insurer Fee.

15.4.11	Submit a written statement that no fee is due if the Contractor is not subject to the Health Insurer Fee. Indicate the reason for the exemption.

15.4.12	The Contractor shall submit a copy of its entity’s federal and state tax filings via email by April 15th of the year following the fee year. The text of the email should indicate the entity’s federal and state tax rates. This requirement only applies to for-profit entities.

15.4.13	The Contractor shall submit its anticipated federal and state tax rates via email by April 15th of the year following the fee year, if a filing extension was requested. This requirement only applies to for-profit entities. Once filed, the Contractor shall submit copies of its federal and state filings within thirty (30) days of filing. Adjustments may occur to a capitation rate that was previously adjusted for tax liability purposes if the resulting tax liability is materially different from the anticipated tax rates that were previously reported.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

The Contractor shall:

15.4.14	Manage available funding in order to continuously provide services throughout the Contract year.

15.4.15	Not be entitled to receive adjustments to the monthly capitation payment for Title XIX/XXI behavioral health categories:

15.4.15.1	CMDP Child;

15.4.15.2	Non-CMDP Child;

15.4.15.3	DDD Child;

15.4.15.4	DDD Adult;

15.4.15.5	GMH/SA Non-Dual; or

15.4.15.6	SMI members not receiving physical health care services under this Contract who are enrolled or disenrolled with AHCCCS after the first of the month.

15.4.16	Members enrolled with the Contractor who are initially found eligible for AHCCCS through Hospital Presumptive Eligibility will receive coverage of services during the prior period through AHCCCS Fee-For-Service. The capitation rates reflect that the Contractor is not responsible for the prior period cost of medically necessary covered services to those members.

15.5	Compensation

ADHS/DBHS shall:

15.5.1	Compensate the Contractor for services provided to Title XIX members during the Prior Period Coverage (PPC) time periods and to Title XIX/XXI members during the prospective time periods through capitation payments as described and defined within this Contract. The reimbursement for PPC for Title XIX members will be included in the prospective capitation described below. Title XXI members are not eligible for PPC services.

15.5.2	Establish the capitation rates using Actuaries and practices established by the Actuarial Standards Board with the following data for the purposes of rebasing and/or updating the capitation rates:

15.5.2.1	Utilization and unit cost data derived from adjudicated encounters;

15.5.2.2	Audited and unaudited financial statements reported by the Contractor;

15.5.2.3	Market basket inflation trends;

15.5.2.4	AHCCCS fee-for-service and ADHS/DBHS fee-for-service schedule pricing adjustments;

15.5.2.5	Programmatic or Medicaid covered service changes that affect reimbursement; and

15.5.2.6	Other changes to behavioral health/medical practices or administrative requirements that affect reimbursement.

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15.5.3	Adjust capitation rates to best match payment to risk in order to further ensure the actuarial basis for the rates. Examples of risk factors that may be included are as follows:

15.5.3.1	Age/gender;

15.5.3.2	Medicare enrollment for SSI members; and

15.5.3.3	Risk sharing arrangements for limited or all members.

15.5.4	Limit the amount of expenditures to be used in the capitation rate setting process and reconciliations to the lesser of the contracted/mandated amount or the Contractor paid amount for services or pharmaceuticals, in instances in which AHCCCS or ADHS/DBHS has specialty contracts or legislation/policy which limits the allowable reimbursement.

15.5.5	Review the information described in Sections 15.5.2 with Actuaries in renewal years to determine if adjustments are necessary.

15.5.6	Not include in the data provided to Actuaries for setting capitation rates if Contractor provides services not covered under the State Plan (42 CFR 438.6(e)).

15.5.7	Not include in the data provided to Actuaries for setting capitation rates encounters for Title XIX services billed by an IHS or a tribally owned or operated facility.

15.5.8	Inform the Contractor that AHCCCS Division of Fee For Service Management (DFSM) will reimburse claims for SMI physical health care services that are medically necessary, eligible for one hundred per cent (100%) federal reimbursement, and are provided to Title XIX members enrolled with the Contractor by an IHS or a Tribally owned or operated facility and when the member is eligible to receive services at the IHS or a Tribally owned or operated facility. Encounters for Title XIX services billed by an IHS or a Tribally owned or operated facility will not be accepted by ADHS/DBHS from the Contractor.

15.5.9	Consider offering Reinsurance to the Contractor if there is more than one RBHA per region. The reinsurance threshold and off-set to capitation may be determined as part of the capitation rate setting process.

15.5.10	In conformance with the ADHS/DBHS Financial Reporting Guide for Greater Arizona, reconcile the Contractor’s service expenses to service revenue/net capitation paid to the Contractor for dates of service during the Contract year being reconciled for the behavioral health categories/risk groups: CMDP Child, Non-CMDP Child, DDD Child, DDD Adult, GMH/SA Non-Dual, SMI members not receiving physical health care services under this Contract, SMI members receiving physical health care services under this Contract for purposes of limiting Contractor’s profits and losses to four per cent (4%). Any losses in excess of four per cent (4%) will be reimbursed to the Contractor, and likewise, profits in excess of four per cent (4%) will be recouped. It is the intent of ADHS/DBHS that adjudicated encounter data will be used to determine service expenses. The Children population (Non-CMDP Child and CMDP Child) will be separately reconciled from the Adult population (SMI Integrated, SMI Non-Integrated and GMH/SA Non-Dual). DDD child and DDD Adult will be separately reconciled from all other Title XIX/XXI funding.

15.5.11	Produce a weekly capitation transaction to provide the Contractor with member-level capitation payment information. This file will show changes to the prospective capitation payments, as sent in the monthly file, resulting from enrollment changes that occur after the monthly file is produced. This file will also identify mass adjustments to and/or manual capitation payments that occurred at AHCCCS after the monthly file is produced.

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15.5.12	Participate in Value-Based Purchasing (VBP) efforts as delineated by ACOM Policy 322 CYE16 and as specified in Exhibit 9 in order to encourage quality improvement by aligning the incentives of the Contractor and provider through value based purchasing arrangements. Value-Based Purchasing (VBP) is a cornerstone of ADHS’ and AHCCCS’ strategy to bend the upward trajectory of health care costs. ADHS and AHCCCS are implementing initiatives to leverage the managed care model toward value based health care systems where members’ experience and population health are improved, per-capita health care cost is limited to the rate of general inflation through aligned incentives with managed care organization and provider partners, and there is a commitment to continuous quality improvement and learning.

15.5.13	Ensure that members are directed to providers who participate in value based purchasing initiatives and who offer value as determined by measureable outcomes. The Contractor shall submit by October 31, 2015, an Executive Summary describing its strategies to direct members to valued providers.

15.5.14	Information is reviewed by AHCCCS’ actuaries in renewal years to determine if adjustments are necessary. The Contractor may cover services that are not covered under the State Plan or the Arizona Medicaid Section 1115 Demonstration Waiver, Special Terms and Conditions approved by CMS; however, AHCCCS will not consider costs of non-covered services in the development of capitation rates [42 CFR 438.6(e)] (Section 1903(i) and 1903(i)(17) of the Social Security Act). Graduate Medical Education payments (GME) are not included in the capitation rates but paid out separately, if applicable, consistent with the terms of Arizona’s State Plan. Likewise, because AHCCCS and ADHS do not delegate any of the responsibilities for administering Electronic Health Record (EHR) incentive payments to the Contractor, EHR payments are also excluded from the capitation rates and are paid out separately, if applicable, by AHCCCS and ADHS pursuant to Section 4201 of the HITECH Act 42 USC 1396 b(t), and [42 CFR 495.300] et seq.

15.6	Capitation Adjustments

ADHS/DBHS shall:

15.6.1	Except for changes made specifically in accordance with Section 15.16.6 or other applicable terms of this Contract, not renegotiate or modify the rates set forth in Exhibit 11.

15.6.2	Have discretion to review the effect of program changes, legislative requirements, Contractor experience, actuarial assumptions, and/or Contractor specific capitation factors to determine if a capitation adjustment is needed. In these instances the adjustment and assumptions will be discussed with the Contractor prior to modifying capitation rates.

15.6.3	Consider the Contractor‘s request for a review of a program change when Contractor alleges the program change was not equitable; ADHS/DBHS will not unreasonably withhold such a review.

15.6.4	Have the discretion to adjust the amount of payment in addition to other available remedies if the Contractor fails to comply with any term or is in any manner in default in the performance of any obligation under this Contract until there is satisfactory resolution of the noncompliance or default.

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15.6.5	Have the discretion to deduct from a future monthly capitation or additionally reimburse the Contractor, as appropriate, for any month during which the Contractor was not at risk. Examples are as follows:

15.6.5.1	Death of a member;

15.6.5.2	Member is an inmate of a public institution;

15.6.5.3	Duplicate capitation paid to the same Contractor;

15.6.5.4	Adjustment based on change in a member’s behavioral health category and/or risk group; and

15.6.5.5	Voluntary withdrawal.

15.6.6	Have the discretion to modify its policy on capitation recoupments at any time during the term of this Contract.

15.6.7	Make a retroactive capitation rate adjustment, if applicable, to approximate the cost associated with the Health Insurer Assessment Fee (Assessment Fee), subject to the receipt of documentation from the Contractor regarding the amount of the Contractor’s liability for the Assessment Fee. Section 9010 of the Patient Protection and Affordable Care Act (ACA) requires that the Contractor, if applicable, pay an Assessment Fee annually beginning in 2014 based on its respective market share of premium revenues from the preceding year. The cost of the Assessment Fee will include both the Assessment Fee itself and the corporate income tax liability the Contractor incurs related to the Assessment Fee. Upon finalization of method of approach, an AHCCCS ACOM Policy will be available with further details.

The Contractor shall:

15.6.8	Notify ADHS/DBHS of program and/or expenditure changes initiated by the Contractor during the contract period that may result in material changes to the current or future capitation rates.

15.6.9	If the Contractor intends to purchase reinsurance, the Contractor shall submit the details of such proposed reinsurance to ADHS for informational purposes only prior to its projected effective date.

15.6.10	Notify AHCCCS for an eligibility determination upon learning that a member is or may be an inmate of a public institution. Notifications must be sent via email to one of the following two email addresses as applicable:

15.6.10.1	For children under age eighteen (18): DMSJUVENILEIncarceration@azahcccs.gov.

15.6.10.2	For adults age eighteen (18) and older: DMSADULTIncarceration@azahcccs.gov.

15.6.11	Notifications must include:

15.6.11.1	AHCCCS ID;

15.6.11.2	Name;

15.6.11.3	Date of birth (DOB);

15.6.11.4	When incarcerated; and

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15.6.11.5	Where incarcerated.

15.6.12	Not report members incarcerated with the Arizona Department of Corrections.

15.6.13	Be subject to recoupment if a member is enrolled twice with the same Contractor as soon as the double capitation is identified.

15.6.14	Note that several counties are submitting daily files of all inmates entering their jail and all inmates released. AHCCCS will match these files against the database of active AHCCCS members. Title XIX/XXI members who become incarcerated will be placed in a “no-pay” status for the duration of their incarceration. The Contractor will see the “IE” code for ineligible associated with the disenrollment. Upon release from jail, the member will be re-enrolled with Contractor. A member is eligible for covered services until the effective date of the member’s “no-pay” status.

15.6.15	Utilize the ADHS transaction updates as identified below:

15.6.15.1	A monthly capitation transaction file for the SMI members receiving Physical Health care services under this Contract will be produced to provide the Contractor with member-level capitation payment information representing the monthly prospective capitation payment and changes to the previous month’s prospective capitation payment resulting from enrollment changes that occur after the previous monthly file is produced. This file will identify mass adjustments to and/or manual capitation payments that occurred at ADHS after the monthly file is produced.

15.7	Payments

ADHS/DBHS shall:

15.7.1	Provide funds that are subject to availability and the terms and conditions of this Contract.

15.7.2	Pay the Contractor, provided that the Contractor’s performance is in compliance with the terms and conditions of this Contract.

15.7.3	Make payments in compliance with A.R.S. Title 35, Public Finance.

15.7.4	Have the option to make payments to the Contractor by wire or National Automated Clearing House Association (NACHA) transfer and shall provide the Contractor at least thirty (30) days’ notice prior to the effective date of any such change.

15.7.5	Not be liable for any error or delay in transfer or indirect or consequential damages arising from the use of the electronic funds transfer process where payments are made by electronic funds transfer.

15.7.6	Adjust payments when an error is discovered and may make a payment adjustment through a corresponding decrease in a current Contractor’s payment or by processing an additional payment to the Contractor.

15.7.7	Have the discretion to allow the Contractor to make payment to a fiscal agent hired by the Contractor; however, the Contractor shall not assign or pledge payments.

The Contractor shall:

15.7.8	Notify and reimburse ADHS/DBHS within thirty (30) days of when the Contractor identifies an overpayment by ADHS/DBHS.

15.7.9	Be responsible for any charges or expenses imposed for transfers or related actions in Section 15.7.5

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15.7.10	The Contractor is prohibited from paying for an item or service (other than an emergency item or service, not including items or services furnished in an emergency room of a hospital) with respect to any amount expended for which funds may not be used under the Assisted Suicide Funding Restriction Act of 1997. (1903(i) final sentence and 1903(i)(16) of the Social Security Act.

15.7.11	Cost Settlement for Primary Care Payment Parity:

The Patient Protection and Affordable Care Act (ACA) requires that the Contractor make enhanced payments for primary care services delivered by, or under the supervision of, a physician with a specialty designation of family medicine, general internal medicine, or pediatric medicine. [11/06/2012 final rule, 42 CFR 438.6(c)(5)(vi), 42 CFR 447.400(a)] The Contractor shall base enhanced primary care payments on the Medicare Part B fee schedule rate or, if greater, the payment rate that would be applicable in 2013 and 2014 using the CY 2009 Medicare physician fee schedule conversion factor. If no applicable rate is established by Medicare, the Contractor shall use the rate specified in a fee schedule established by CMS. [11/06/2012 final rule, 42 CFR 438.6(c)(5)(vi), 42 CFR 447.405] The Contractor shall make enhanced primary care payments for all Medicaid-covered Evaluation and Management (E&M) billing codes 99201 through 99499 and Current Procedural Terminology (CPT) vaccine administration codes 90460, 90461, 90471, 90472, 90473, and 90474, or their successor codes. [11/06/2012 final rule, 42 CFR 438.6(c)(5)(vi), 42 CFR 447.405(c)].

15.7.12	ADHS will make quarterly cost-settlement payments to the Contractor. The cost-settlement payment is a separate payment arrangement from the capitation payment. (CMS Medicaid Managed Care Payment for PCP Services in 2013 and 2014: Technical Guide and Rate Setting Practices) Cost Settlement payments will be based upon adjudicated/approved encounter data. This data will provide the necessary documentation to ensure that primary care enhanced payments were made to network providers. [11/06/2012 final rule, 42 CFR 438.6(c)(5)(vi)(B)].

15.8	Profit Limit for Non-Title XIX/XXI Funds

ADHS/DBHS shall:

15.8.1	On a state fiscal year basis, require the Contractor to return all funds not expended on services or administration for Non-Title XIX/XXI state funded eligible persons and shall not allow the Contractor to earn a profit from allocated funds for Supported Housing for Title XIX SMI members, Crisis, and Non-Title XIX/XXI SMI. There is no maximum loss for Non-Title XIX/XXI funded programs. Service revenue equals ninety-two per cent (92%) of total ADHS/DBHS revenue paid to Contractor in the state fiscal year.

15.8.2	Establish a profit limit on the Contractor’s potential profits from the SABG, MHBG, County, and Non-Title XIX/XXI Other funds. The profit limit applies to the profits derived from the funding sources above. ADHS/DBHS reserves the right to require the Contractor to also include related parties profit and losses greater than four per cent (4%) if they perform any requirement or function of the Contract on the Contractor’s behalf.

15.8.3	Calculate the profit limit for the SABG as follows:

15.8.3.1	Require the Contractor to calculate profits and losses for the SABG separately from other programs;

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15.8.3.2	Limit the Contractor’s profits for the SABG to four per cent (4%) of service revenue per state fiscal year;

15.8.3.3	Not apply a maximum loss for the SABG; and

15.8.3.4	Calculate profits and losses as service revenue less service expense. Service revenue equals ninety-two per cent (92%) of total SABG.

15.8.4	Calculate the profit limit for the MHBG as follows:

15.8.4.1	Require the Contractor to calculate profits and losses for the MHBG separately from other programs;

15.8.4.2	Limit the Contractor’s profits for the MHBG to four per cent (4%) of service revenue per state fiscal year;

15.8.4.3	Not apply a maximum loss for the MHBG; and

15.8.4.4	Calculate profits and losses as service revenue less service expense. Service revenue equals ninety-two per cent (92%) of total MHBG.

15.8.5	Calculate the profit limit for the Non-Title XIX/XXI Other and County funding as follows:

15.8.5.1	Require the Contractor to calculate profits and losses for the Non-Title XIX/XXI Other and County funding separately from other programs;

15.8.5.2	Limit the Contractor’s profit for Non-Title XIX/XXI Other and County, if applicable, to four (4%) per cent of service revenue per state fiscal year;

15.8.5.3	Not apply a maximum loss for Non-Title XIX/XXI Other and County funding; and

15.8.5.4	Calculate profits and losses as service revenue less service expense. Service revenue equals ninety-two per cent (92%) of total Non-Title XIX/XXI Other and County funding.

15.8.6	Require the Contractor to return excess profits to ADHS/DBHS upon final calculation by ADHS/DBHS. If profit is determined to exceed the permissible amount, ADHS/DBHS shall reduce payments to the Contractor.

15.8.7	Require the Contractor to not include imposed sanctions or taxes as an expense for the purpose of calculating profit or loss.

15.8.8	Notify Contractor of its draft determination of its profit/loss analysis in writing within sixty (60) days after receiving the Final Audited Financial Statements.

15.8.9	Provide Contractor with twenty (20) days to comment on the determination prior to a final determination of profit issues which shall be ninety (90) days following the receipt of the Final Audited Financial Statement.

15.8.10	Have the discretion to exclude from the calculation one time funding sources and revenue distributed by ADHS/DBHS within one hundred twenty (120) days of the end of a contract year for which Contractor may not have anticipated.

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15.9	Non-Title XIX/XXI Encounter Valuation for Grant, County, Non-Title XIX and Other Funds

The Contractor shall:

15.9.1	Submit the volume of Non-Title XIX/XXI encounters so that the valuation level equals eight-five per cent (85%) of the total service revenue without inclusion of any crisis capacity credit.

15.9.2	Have the discretion to recoup the difference between a subcontractor’s total value of encounters submitted to the Contractor and eighty-five per cent (85%) of the subcontractor’s total service revenue contract amount.

ADHS/DBHS shall:

15.9.3	Monitor the value of submitted encounters on a quarterly basis.

15.9.4	Have the discretion to calculate an encounter valuation penalty if the contractor does not meet the above volume requirement.

15.10	Community Reinvestment

The Contractor shall:

15.10.1	Demonstrate a commitment to the local communities in which it operates through community reinvestment activities including contributing six (6%) percent of its annual profits to community reinvestment; and

15.10.2	Regularly obtain community input on local and regional needs prior to enacted community investment activities.

15.11	Recoupments

The Contractor shall:

15.11.1	Reimburse ADHS/DBHS immediately upon demand all funds not expended in accordance with the terms of this Contract as determined by ADHS/DBHS or the Arizona Auditor General.

15.11.2	Reimburse ADHS/DBHS immediately upon demand for any recoupments imposed by AHCCCS or the federal government and passed through to the Contractor. If the Contractor is not responsible for reimbursement, the Contractor and ADHS/DBHS shall collaborate to identify the responsible party.

15.11.3	Recoup and refund overpayments and adjust underpayments. The recoupment process should include the submission of voided or replaced encounters within one hundred and twenty (120) days from the date of recoupment or adjustment.

15.11.4	Recoup Medicaid funds paid for all Medicaid reimbursable covered services delivered on dates of service on which the subcontractor did not have the credentials, license, certification, or accreditation required to be an AHCCCS registered provider.

15.11.5	Void encounters for claims that are recouped in full.

15.11.6	Submit replacement encounters for recoupments that result in an adjusted claim value.

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ADHS Shall:

15.11.7	Recoup fraud, waste and abuse provider collections through a reduction of RHBA monthly payments regardless of the RBHA’s payment arrangement with the applicable provider or subcontractor.

15.12	Financial Responsibility for Referrals and Coordination with Acute Health Plans and the Courts

The Contractor shall:

15.12.1	Comply with applicable requirements in the AHCCCS Benefit Coordination and Fiscal Responsibility for Behavioral Health Services Provided to Members Enrolled in the Acute Care Services Program policy.

15.12.1	Be financially responsible for requested psychiatric consultations in all hospital settings for all Title XIX/XXI members and Non-Title XIX/XXI members with SMI. For Title XIX/XXI members, except for SMI members eligible to receive physical health services under this Contract, the member’s AHCCCS Health Plan is responsible for all other medical services including triage, physician assessment and diagnostic tests for services delivered in an emergency room setting. The Contractor is responsible for associated behavioral health professional services when the principal diagnosis on the claim is behavioral health. Refer to ACOM Policy 432.

15.12.2	Develop a collaborative process with the counties to ensure coordination of care and information sharing for timely access to court ordered evaluation services and treatment. Reimbursement for court ordered screening and evaluation services (Court ordered treatment) are the responsibility of the County pursuant to A.R.S. §36-545. For additional information regarding behavioral health services refer to Title 9 Chapter 22 Articles 2 and 12.

15.12.3	Refer to ACOM Policy 437 for clarification regarding financial responsibility for the provision of medically necessary behavioral health services rendered after the completion of a Court-Ordered Evaluation, and ACOM Policy 423 for clarification regarding the financial responsibility for the provision of specific mental health treatment/care when such treatment is ordered as a result of a judicial ruling.

15.12.4	Ensure initiation of follow-up activities for individuals for whom a crisis service has been provided as the first service to ensure engagement with ongoing services as clinically indicated.

15.12.5	The Contractor’s responsibility for payment of behavioral health services includes per diem claims for inpatient hospital services, when the principal diagnosis on the hospital claim is a behavioral health diagnosis. The hospital claim, which may include both behavioral health and physical health services, will be paid by the Contractor at the per diem inpatient behavioral health rate prescribed by ADHS and described in A.A.C. R9-22-712.61. For more detailed information about Contractor payment responsibility for physical health services that may be provided to members who are also receiving behavioral health services refer to ACOM Policy 432.

15.13	Advancement, Distributions, Loans, and Investments of Funds by the Contractor

The Contractor shall not, without the prior approval from ADHS/DBHS:

15.13.1	Advance or loan funds to subcontracted providers to continue to deliver essential covered services to members;

15.13.2	Advance, invest in or loan funds to a related party, affiliate or subcontractor; or

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15.13.3	Make equity distributions, loans, or loan guarantees to any entity including another fund or line of business within the Contractor’s organization.

The Contractor shall:

15.13.4	Refer to the ADHS/DBHS Financial Reporting Guide for Greater Arizona for further information to make a request for prior approval.

15.14	Management of Federal Block Grant Funds and other Federal Grants

The Contractor shall:

15.14.1	Be authorized to expend:

15.14.1.1	Substance Abuse Block Grant (SABG) funds for planning, implementing, and evaluating activities to prevent and treat substance abuse and related activities addressing HIV and tuberculosis services;

15.14.1.2	Mental Health Block Grant (MHBG) funds for services for adults with Serious Mental Illness (SMI) and children with serious emotional disturbance (SED); and

15.14.1.3	Other federal grant funding as allocated by ADHS/DBHS as directed for purposes set forth in the federal grant requirements.

15.14.2	Manage, record, and report Federal Grant funds in accordance with the practices, procedures, and standards in the ADHS/DBHS Accounting and Auditing Procedures Manual.

15.14.3	Report financial information related to Federal Grants in conformance with the ADHS/DBHS Financial Reporting Guide for Greater Arizona.

15.14.4	Comply with all terms, conditions, and requirements of the SABG and MHBG, including the Children’s Health Act of 2000, P.L. 106-310 Part B of Title XIX of the Public Health Service Act (42 U.S.C. 300 et seq.; and 45 CFR Part 96 as amended).

15.14.5	Retain documentation of compliance with Federal Grant requirements.

15.14.6	Develop and maintain fiscal controls in accordance with authorized activities of the Federal Block Grants and other Federal Grant funds, this Contract, and the ADHS/DBHS Policy on Special Populations, the MHBG and SABG FAQs, the ADHS/DBHS Framework for Prevention in Behavioral Health, and ADHS/DBHS’ accounting, auditing, and financial reporting procedures.

15.14.7	Report MHBG and SABG grant funds and services separately and provide information related to block grant expenditures to ADHS/DBHS upon request.

15.14.8	Submit contractor and provider level expenditure data to ADHS/DBHS consistent with the annual funding levels in the ADHS/DBHS Allocation Schedule for certain allocations of the SABG including substance abuse treatment services, crisis services, primary prevention services, specialty programs and services for pregnant women and women with dependent children and HIV Early Intervention Services and the MHBG including SED and SMI services.

15.14.9	Manage the Federal Block Grant funds during each fiscal year to make funds available for obligation and expenditure until the end of the fiscal year for which the funds were paid. When making transfers involving Federal Block Grant funds, the Contractor shall comply with the requirements in accordance with the Federal Block Grant Funds

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Transfers Cash Management Improvement Act of 1990 and any rules or regulations promulgated by the U. S. Department of the Treasury including 31 CFR Part 205.

15.14.10	Not discriminate against non-governmental organizations on the basis of religion in the distribution of Block Grant funds.

15.14.11	Not expend Federal Block Grant funds for any of the following prohibited activities:

15.14.11.1	Inpatient hospital services;

15.14.11.2	Physical health care services;

15.14.11.3	Make cash payments to intended recipients of health services;

15.14.11.4	Purchase or improve land; purchase, construct, or permanently improve any building or facility except for minor remodeling;

15.14.11.5	Purchase major medical equipment;

15.14.11.6	Provide financial assistance to any entity other than a public or non-profit private entity;

15.14.11.7	Provide individuals with hypodermic needles or syringes for illegal drug use, unless the Surgeon General of the Public Health Service determines that a demonstration needle exchange program would be effective in reducing drug abuse and the risk that the public will become infected with the etiologic agent for AIDS;

15.14.11.8	Pay the salary of an individual through a grant or other extramural mechanism at a rate in excess of Level I of the Executive Salary Schedule for the award year; see http://grants.nih.gov/grants/policy/salcap_summary.htm; or

15.14.11.9	Purchase treatment services in penal or correctional institutions in the State of Arizona.

15.14.12	Comply with all terms, conditions, and requirements for any Federal Grant funding allocated by ADHS/DBHS.

15.14.13	Provide acute care or physical health care services including payments of co-pays.

15.15	Mortgages and Financing of Property

ADHS/DBHS shall:

15.15.1	Be under no obligation to assist, facilitate, or help Contractor secure the mortgage or financing if a Contractor intends to obtain a mortgage or financing for the purchase of real property or construction of buildings on real property.

15.16	Member Billing and Liability for Payment

The Contractor shall:

15.16.1	Have the discretion to allow AHCCCS registered providers only to charge Medicaid eligible members for services that are excluded from AHCCCS coverage or that are provided in excess of AHCCCS limits in accordance with A.A.C R9-22-702.

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15.16.2	Not hold Title XIX/XXI members liable for payment for covered services provided to the member except as permitted under A.A.C R9-22-702.

15.16.3	Not hold all members liable for:

15.16.3.1	Debts incurred by the Contractor or any subcontractor in the event of the Contractor’s or the subcontractor’s insolvency (42 CFR 438.106(a)); and

15.16.3.2	Payments to the Contractor or any subcontractors for covered services furnished under a contract, referral or other arrangement, to the extent that those payments are in excess of the amount the member would owe if the Contractor or any subcontractor provided the services directly (42 CFR 438.106(c)).

15.17	Medicare Services and Cost Sharing Requirements

AHCCCS has members enrolled who are eligible for both Medicaid and Medicare. These members are referred to as “dual eligibles”. Generally, Contractors are responsible for payment of Medicare coinsurance and/or deductibles for covered services provided to dual eligible members within the Contractor’s network. However, there are different cost-sharing responsibilities that apply to dual eligible members based on a variety of factors. Unless prior approval is obtained from AHCCCS, the Contractor must limit their cost sharing responsibility according to ACOM Policy 201 and Policy 202. Contractors shall have no cost sharing obligation if the Medicare payment exceeds what the Contractor would have paid for the same service of a non-Medicare member. Please refer to Exhibit 3 for information related to D-SNPs and refer to Section 5.2 for information related to the coordination of care for Duals.

The Contractor will contract with CMS to be a Medicare Dual Eligible Special Needs Plan (D-SNP) or offer a D-SNP product through one (1) of the equity partners in the organization.

For all dual eligible members, the Contractor shall:

15.17.1	Be responsible for payment of Medicare coinsurance and/or deductibles for covered services provided to dual eligible members within the Contractor’s network.

15.17.2	Limit cost sharing responsibility according to the AHCCCS Contractor Operations Manual Medicare Cost Sharing Policy and the ADHS/DBHS Policy on Third Party Liability and Coordination of Benefits.

15.17.3	Have no cost sharing obligation if the Medicare payment exceeds what the Contractor would have paid for the same service of a non-Medicare member.

15.17.4	Note that when a person with Medicare who is also eligible for Medicaid (dual eligible) is in a medical institution that is funded by Medicaid for a full calendar month, the dual eligible person is not required to pay copayments for their Medicare covered prescription medications for the remainder of the calendar year. To ensure appropriate information is communicated for these members to the Centers for Medicare and Medicaid Services (CMS), the Contractor must, using the approved form, notify the AHCCCS Member Database Management Administration (MDMA), via fax at (602) 253-4807 as soon as it determines that a dual eligible person is expected to be in a medical institution that is funded by Medicaid for a full calendar month, regardless of the status of the dual eligible person’s Medicare lifetime or annual benefits. This includes:

15.17.4.1	Members who have Medicare part “B” only; and

15.17.4.2	Members who have used their Medicare part “A” life time inpatient benefit.

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15.17.5	For individuals determined to be SMI and who are enrolled in an Integrated RBHA,the Integrated RBHA shall provide seamless conversion enrollment of newly Medicare eligible individuals who are currently enrolled with the Integrated RBHA for Medicaid only, into the companion D-SNP, subject to CMS approval. This directive is based on CMS guidance provided in the Medicare Managed Care Manual, Chapter 2, Section 40.1.4 and will include individuals who have aged-in to Medicare as well as those qualified for Medicare upon the completion of the (24) month waiting period due to a disability. AHCCCS/ADHS will pursue CMS guidance on seamless conversion for the Integrated RBHAs’ equity D-SNP.

The Medicare Modernization Act of 2003 (MMA) created a prescription drug benefit called Medicare Part D for individuals who are eligible for Medicare Part A and/or enrolled in Medicare Part B. AHCCCS does not cover prescription drugs that are covered under Part D for dual eligible members. AHCCCS will not cover prescription drugs for this population whether or not they are enrolled in Medicare Part D.

15.17.6	For Medicare Part D the Contractor shall:

15.17.6.1	Be reimbursed as part of its capitation for prescription medication ordered by a PCP, attending physician, dentist or other authorized prescriber and dispensed under the direction of a licensed pharmacist subject to limitations related to prescription supply amounts, and the Contractor’s prior authorization requirements if they are excluded from Medicare Part D coverage;

15.17.6.2	Not be reimbursed for those Medications covered by Part D, but not on a specific Part D Health Plan’s formulary. These medications are not considered excluded drugs and will not be covered by AHCCCS. This applies to members that are enrolled in Medicare Part D or are eligible for Medicare Part D;

15.17.6.3	Not require a dual eligible member to pay copayments for Medicare covered prescription medications for the remainder of the calendar year when the member has been in a medical institution funded by Medicaid for a full calendar month. See Exhibit 1, Definitions, for an explanation of “Medical Institution”; and

15.17.6.4	Utilize state funds to pay or reimburse Medicare Part D cost sharing for dual eligible members or Non-Title XIX/XXI Medicare eligible SMI members. Payment of any Medicare Part D cost sharing or any Medicare Part D excluded or non-covered drugs for Non-Title XIX/XXI eligible, Non-SMI members is subject to available funding and in conformance with the ADHS/DBHS Policy on the Medication List.

15.17.7	Medicare Branding:

The Integrated RBHA must establish branding for its companion D-SNP that ensures it is easily identifiable to members and providers as an integrated plan for both Medicare and Medicaid.

15.18	Capitalization Requirements

The Contractor shall:

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15.18.1	Satisfy the initial capitalization amount equal to $5 million in the Northern Region and $10 million in the Southern Region if there is only one RBHA per region by submitting proof of having secured the initial capitalization amount. If the Contractor is relying on another organization to meet the initial capitalization requirement, submit the most current audited financial statement of the other organization and write a certification, signed and dated by the President or CEO of the other organization, with a statement of its intent to provide the initial capitalization amount to the Contractor, without restriction, within the time frames required in this Contract.

15.18.2	Have no more than fifty per cent (50%) of the initial capitalization requirement satisfied with an irrevocable Letter of Credit issued by on one of the following:

15.18.2.1	A bank doing business in this state and insured by the Federal Deposit Insurance Corporation;

15.18.2.2	A savings and loan association doing business in this state and insured by the Federal Savings and Loan Insurance Corporation; and

15.18.2.3	A credit union doing business in Arizona and insured by the National Credit Union Administration.

15.18.3	Demonstrate the initial unencumbered capitalization amount on or before the Contract Performance Start Date through a contractors’ balance sheet or bank statement.

15.18.4	Make security funds available to ADHS/DBHS upon default or nonperformance.

15.18.5	Demonstrate the maintenance of minimum capitalization (net assets/equity) requirement equal to ninety per cent (90%) of the monthly Title XIX/XXI capitation and Non-Title XIX/XXI payments to the Contractor by the end of first Contract period and through the remainder of the Contract term.

15.18.6	Comply with the following:

15.18.6.1	At any time in first Contract Period, the maintenance of minimum capitalization requirement shall never fall below the initial capitalization requirement;

15.18.6.2	Maintain the capitalization requirement in addition to the requirements in Special Terms and Conditions Section CC, Performance Bond; and

15.18.6.3	May apply the initial capitalization and maintenance of minimum capitalization requirement toward meeting the ongoing equity per member requirement and for its operations in conformance with the ADHS/DBHS Financial Reporting Guide for Greater Arizona.

15.19	Coordination of Benefits and Third Party Liability Requirements

15.19.1	AHCCCS is the payor of last resort unless specifically prohibited by applicable State or Federal law. This means AHCCCS shall be used as a source of payment for covered services only after all other sources of payment have been exhausted. The Contractor shall take reasonable measures to identify potentially legally liable third party sources.

15.19.2	If the Contractor discovers the probable existence of a liable third party that is not known to AHCCCS, or identifies any change in coverage, the Contractor must report the information within ten (10) days of discovery, as specified in Exhibit-9. Failure to report these cases may result in one of the remedies specified in Section 19.5, Sanctions. AHCCCS will provide the Contractor with a file of all other coverage information, for the purpose of updating the Contractor’s files, as described in the AHCCCS Technical Interface Guidelines.

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15.19.3	The Contractor shall coordinate benefits in accordance with [42 CFR 433.135 et seq.,] A.R.S. §36-2903, and A.A.C. R9-22-1001 et seq., so that costs for services otherwise payable by the Contractor are cost avoided or recovered from a liable third party [42 CFR 434.6(a)(9)]. The term “State” shall be interpreted to mean ADHS/AHCCCS for purposes of complying with the Federal regulations referenced above. The Contractor may require subcontractors to be responsible for coordination of benefits for services provided pursuant to this contract. The two methods used for coordination of benefits are cost avoidance and post-payment recovery. The Contractor shall use these methods as described in A.A.C. R9-22-1001 et seq., Federal and State law, and ADHS/AHCCCS Policy.

15.19.4	Cost Avoidance:

The Contractor shall take reasonable measures to determine all legally liable parties. This refers to any individual, entity or program that is or may be liable to pay all or part of the expenditures for covered services. The Contractor shall cost avoid a claim if it has established the probable existence of a liable party at the time the claim is filed. For purposes of cost avoidance, establishing liability takes place when the Contractor receives confirmation that another party is, by statute, contract, or agreement, legally responsible for the payment of a claim for a healthcare item or service delivered to a member. If the probable existence of a party’s liability cannot be established, the Contractor must adjudicate the claim. The Contractor must then utilize post-payment recovery which is described in further detail below. If ADHS/AHCCCS determines that the Contractor is not actively engaged in cost avoidance activities, the Contractor shall be subject to sanctions.

If a third party insurer other than Medicare requires the member to pay any copayment, coinsurance or deductible, the Contractor is responsible for making these payments in accordance with ACOM Policy 434.

Claims for inpatient stay for labor, delivery and postpartum care, including professional fees when there is no global OB package, must be cost avoided. [42 CFR 433.139]

15.19.5	Timely Filing:

The Contractor shall not deny a claim for timeliness if the untimely claim submission results from a provider’s efforts to determine the extent of liability.

Members Covered by both Medicare and Medicaid (Duals):

See Section 15.17, Medicare Services and Cost Sharing.

15.19.6	Members with a CRS Condition:

15.19.6.1	Members under 21 years of age who are determined to have a qualifying CRS condition will be enrolled with the CRS Contractor. Members with private insurance or Medicare may use their private insurance or Medicare provider networks to obtain services including those for the CRS condition. The CRS Contractor is responsible for payment for services provided to its enrolled members according to CRS coverage type. See ACOM Policy 426 for CRS Contractor coverage responsibilities and coordination of benefits. If the member has Medicare coverage, ACOM Policy 201 shall apply.

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15.19.7	Pay and Chase:

15.19.7.1	The Contractor shall pay the full amount of the claim according to the AHCCCS Capped-Fee-For-Service Schedule or the contracted rate and then seek reimbursement from any third party if the claim is for the following:

15.19.7.2	Prenatal care for pregnant women, including services which are part of a global OB Package;

15.19.7.3	Preventive pediatric services, including Early and Periodic Screening Diagnosis and Treatment (EPSDT) and administration of vaccines to children under the Vaccines for Children (VFC) program;

15.19.7.4	Services covered by third party liability that are derived from an absent parent whose obligation to pay support is being enforced by the Division of Child Support Enforcement; or

15.19.7.5	Services for which the Contractor fails to establish the existence of a liable third party at the time the claim is filed.

15.19.8	Other Third Party Liability Recoveries:

The Contractor shall identify the existence of potentially liable parties using a variety of methods, including referrals, and data mining through the use of trauma code edits, utilizing the codes provided by AHCCCS/ADHS. The Contractor shall not pursue recovery in the following circumstances, unless the case has been referred to the Contractor by AHCCCS/ADHS or AHCCCS’ authorized representative:

15.19.8.1	Motor Vehicle Cases

15.19.8.2	Other Casualty Cases

15.19.8.3	Tort Feasors

15.19.8.4	Restitution Recoveries

15.19.8.5	Worker’s Compensation Cases

Upon identification of a potentially liable third party for any of the above situations, the Contractor shall, within ten (10) business days, report the potentially liable third party to AHCCCS’ TPL Contractor for determination of a mass tort or total plan case. Failure to report these cases may result in one of the remedies specified in Section 19.5, Sanctions. A mass tort case is a case where multiple plaintiffs or a class of plaintiffs have filed a lawsuit against the same tort feasor(s) to recover damages arising from the same or similar set of circumstances (e.g. class action lawsuits) regardless of whether any reinsurance or Fee-For-Service payments are involved. A total plan case is a case where payments for services rendered to the member are exclusively the responsibility of the Contractor; no reinsurance or Fee-For-Service payments are involved. By contrast, a “joint” case is one where Fee-For-Service payments and/or reinsurance payments are involved. The Contractor shall cooperate with AHCCCS’ authorized representative in all collection efforts.

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15.19.9	Other Reporting Requirements

All TPL reporting requirements are subject to validation through periodic audits and/or operational reviews which may include Contractor submission of an electronic extract of the casualty cases, including open and closed cases. Data elements may include, but are not limited to: the member’s first and last name; AHCCCS ID; date of incident; claimed amount; paid/recovered amount; and case status. The AHCCCS TPL Section shall provide the format and reporting schedule for this information to the Contractor.

15.19.10	Title XXI (KidsCare) and BCCTP:

Eligibility for KidsCare and BCCTP benefits require that the applicant/member not be enrolled with any other creditable health insurance plan. If the Contractor becomes aware of any such coverage, the Contractor shall notify AHCCCS immediately. AHCCCS will determine if the other insurance meets the creditable coverage definition in A.R.S. §36-2982(G).

15.19.11	Cost Avoidance/Recovery Report:

The Contractor shall submit quarterly reports regarding cost avoidance/recovery activities, as specified in Exhibit 9. The report shall be submitted in a format as specified in the AHCCCS Program Integrity Reporting Guide.

15.20	Post-payment Recovery Requirements

Post-payment recovery is necessary in cases where the Contractor has not established the probable existence of a liable third party at the time services were rendered or paid for, was unable to cost-avoid, or post-payment recovery is required. In these instances, the Contractor must adjudicate the claim and then utilize post-payment recovery processes which include: Pay and Chase, Retroactive Recoveries Involving Commercial Insurance Payor Sources, and other third party liability recoveries. Refer to ACOM Policy 434 for further guidance.

15.21	Retroactive Recoveries

Retroactive Recoveries Involving Commercial Insurance Payor Sources:

15.21.1	For a period of two (2) years from the date of service, the Contractor shall engage in retroactive third party recovery efforts for claims paid to determine if there are commercial insurance payor sources that were not known at the time of payment. In the event a commercial insurance payor source is identified, the Contractor must seek recovery from the commercial insurance. The Contractor is prohibited from recouping related payments from providers, requiring providers to take action, or requiring the involvement of providers in any way.

15.21.2	The Contractor has two (2) years from the date of service to recover payments for a particular claim, or to identify claims having a reasonable expectation of recovery. A reasonable expectation of recovery is established when the Contractor has affirmatively identified a commercial insurance payor source and has begun the process of recovering payment. If AHCCCS/ADHS determines that a Contractor is tagging claims that do not meet these requirements, AHCCCS/ADHS may impose sanctions. After two years from the date of service, AHCCCS/ADHS will direct recovery efforts for any claims not tagged by the Contractor.

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15.21.3	AHCCCS/ADHS will direct recovery efforts for retroactive recovery of claims not previously identified by the Contractor as having a reasonable expectation of recovery. Any recoveries obtained by AHCCCS/ADHS through its recovery efforts will be retained exclusively by AHCCCS/ADHS and will not be shared with the Contractor.

15.21.4	The timeframe for submission of claims for recovery is limited to three years from the date of service consistent with A.R.S. §36-2923 and the Deficit Reduction Act of 2005 (Public Law 109-171).

15.21.5	See ACOM Policy 434 for details regarding encounter adjustments as a result of retroactive recoveries and the processes for identifying claims that have a reasonable expectation of recovery.

15.22	Total Plan Case Requirements

In “total plan” cases, the Contractor is responsible for performing all research, investigation, the mandatory filing of initial liens on cases that exceed $250, lien amendments, lien releases, and payment of other related costs in accordance with A.R.S. §36-2915 and A.R.S. §36-2916. The Contractor shall use the AHCCCS-approved casualty recovery correspondence when filing liens and when corresponding to others in regard to casualty recovery. The Contractor may retain up to 100% of its recovery collections if all of the following conditions exist:

15.22.1	Total collections received do not exceed the total amount of the Contractor’s financial liability for the member;

15.22.2	There are no payments made by AHCCCS related to Fee-For-Service, reinsurance or administrative costs (i.e., lien filing , etc.); and,

15.22.3	Such recovery is not prohibited by State or Federal law.

Prior to negotiating a settlement on a total plan case, the Contractor shall notify ADHS/AHCCCS or AHCCCS’ authorized TPL Contractor to ensure that there is no reinsurance or Fee-For-Service payment that has been made by AHCCCS. Failure to report these cases prior to negotiating a settlement amount may result in one of the remedies specified in Section 19.5, Sanctions.

The Contractor shall report settlement information to ADHS/AHCCCS, utilizing the AHCCCS-approved casualty recovery Settlement Notification Form, within ten (10) business days from the settlement date or in an AHCCCS-approved monthly file, as specified in Exhibit 9. Failure to report these cases may result in one of the remedies specified in Section 19.5, Sanctions.

Joint and Mass Tort Cases:

15.22.1	AHCCCS’ authorized representative is responsible for performing all research, investigation and payment of lien-related costs, subsequent to the referral of any and all relevant case information to AHCCCS’ authorized representative by the Contractor.

15.22.2	In joint and mass tort cases, AHCCCS’ authorized representative is also responsible for negotiating and acting in the best interest of all parties to obtain a reasonable settlement and may compromise a settlement in order to maximize overall reimbursement, net of legal and other costs.

15.22.3	The Contractor will be responsible for their prorated share of the contingency fee. The Contractor’s share of the contingency fee will be deducted from the settlement proceeds prior to ADHS/AHCCCS remitting the settlement to the Contractor.

15.23	Other Financial Obligations

The Contractor shall:

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15.23.1	Comply with any limitations imposed by ADHS/DBHS on the Contractor’s Block Payment arrangements in subcontracts for certain types of providers. See the ADHS/DBHS Financial Reporting Guide for Greater Arizona.

15.23.2	When members present in an emergency room setting, the Contractor is responsible for payment of all emergency room services and transportation for all members regardless of the principal diagnosis on the emergency room and/or transportation claim. The Contractor is responsible for payment of the associated professional regardless of the principal diagnosis on the claim, services as delineated in ACOM Policy 432.

15.24	Financial Management Reporting Requirements

The Contractor shall:

15.24.1	Submit deliverables related to Financial Management and comply with all financial reporting requirements in conformance with the ADHS/DBHS Financial Reporting Guide for Greater Arizona and Exhibit 9.

15.24.2	Separately account for all funds received under this Contract in conformance with the requirements in the ADHS/DBHS Financial Reporting Guide for Greater Arizona.

15.24.3	Prepare deliverables in accordance with Generally Accepted Accounting Principles (GAAP) in electronic copy form. Where specific guidance is not found in authoritative literature or where multiple acceptable methods to record accounting transactions are available, the Contractor shall, when directed by ADHS, comply with the requirements in conformance with the ADHS/DBHS Financial Reporting Guide for Greater Arizona.

15.24.4	Submit quarterly D-SNP financial statements to ADHS/DBHS. Separate reporting for the BHS line of business will be required. If the D-SNP plan is licensed through the Department of Insurance the Contractor shall submit its Department of Insurance (DOI) quarterly reports to ADHS/DBHS for informational purposes. If the D-SNP plan is certified through AHCCCS, the Contractor shall submit the quarterly report to ADHS/DBHS for informational purposes using the AHCCCS template, a copy of which may be found on the AHCCCS website.

16	PROVIDER AGREEMENT REIMBURSEMENT

16.1	Physician Incentive Requirements

The Contractor shall:

16.1.1	Comply with all applicable physician incentive requirements and conditions, which prohibit physician incentive plans that directly or indirectly make payments to a doctor or a group as an inducement to limit or refuse medically necessary services to a member (42 CFR 417.479; 42 CFR 438.6(h); and 42 CFR 422.208 and 210).

16.1.2	Disclose all physician incentive agreements to ADHS/DBHS including the type and amount of the incentive (42 CFR 438.6(h)); disclose physician incentives to members upon request.

16.1.3	Not enter into subcontracts that place providers at significant financial risk without first obtaining prior approval from ADHS/DBHS by submitting the following to ADHS/DBHS ninety (90) days prior to the implementation of the subcontract:

16.1.3.1	A complete copy of the subcontract;

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16.1.3.2	A plan for the member satisfaction survey;

16.1.3.3	Details of the stop-loss protection provided; and

16.1.3.4	A summary of the compensation arrangement that meets the substantial financial risk definition (42 CFR 417.479 (e); 42 CFR 438.6(g)).

16.1.4	Disclose the information about physician incentive plans in 42 CFR 417.479 (h)(1) through 417.479(1) to ADHS/DBHS upon contract renewal, prior to initiation of a new agreement, or upon request from ADHS/DBHS, AHCCCS or CMS.

16.1.5	Comply with physician incentive plan requirements in accordance with 42 CFR 422.208, 42 CFR 422.210 and 42 CFR 438.6(h).

16.1.6	Require subcontractors to comply with all applicable regulations related to physician incentive contracts.

16.2	Nursing Facility Reimbursement

For SMI members receiving physical health care services, the Contractor shall:

16.2.1	Be responsible for nursing facility reimbursement only during the time the member is enrolled with the Contractor as shown in the PMMIS if the member becomes ALTCS eligible and is enrolled with an ALTCS Contractor before the end of the maximum ninety (90) days per contract year of nursing facility coverage.

16.2.2	Apply the ninety (90) day per contract year limitation for nursing facility services covered by another liable party, including Medicare, while the member is enrolled with the Contractor.

16.2.3	Not deny nursing facility services when the member’s eligibility, including prior period coverage, had not been posted at the time of admission. In this instance, the Contractor shall impose reasonable authorization requirements. There is no ALTCS enrollment, including prior period coverage that occurs concurrently with AHCCCS acute enrollment.

16.2.4	If the member becomes ALTCS eligible and is enrolled with an ALTCS Contractor before the end of the maximum 90 days per contract year of nursing facility coverage, the Contractor is only responsible for nursing facility reimbursement during the time the member is enrolled with the Contractor as shown in the PMMIS. Nursing facility services covered by another liable party (including Medicare) while the member is enrolled with the Contractor, shall be applied to the ninety (90) day per contract year limitation.

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17	INFORMATION SYSTEMS AND DATA EXCHANGE REQUIREMENTS

17.1	Overview

ADHS/DBHS supports new and evolving technologies to create efficiencies; improve the quality of care and which lead to better health care outcomes while containing costs. Examples of such technologies, supported, in part, by the Health Information Technology for Economic and Clinical Health Act (HITECH) include the use of health information technology in the electronic health records (EHRs), e-prescribing and a Health Information Exchange (HIE) infrastructure. Expanding technological capability is expected to reduce total spending on health care by diminishing the number of inappropriate tests, duplicate procedures, paperwork and administrative overhead, which will result in fewer adverse events. The use of health information technology for health care service delivery and health care management is critical to the effectiveness of the overall behavioral and physical health care system.

17.2	Systems Function and Capacity

The Contractor shall:

17.2.1	Demonstrate full compliance and functional operability with all requirements in this Section by contract performance start date and throughout the terms of this Contract.

17.2.2	Ensure that the information so recorded and submitted to ADHS or AHCCCS is in accordance with all procedures, policies, rules, regulations or statutes during the term of this Contract.

17.2.3	Agree to conform to changes of all procedures, policies, rules, regulations or statutes following notification by ADHS or AHCCCS.

17.2.4	Complete all necessary agreements, authorizations, and control documents to successfully establish an EDI Trading Partner Agreement prior to the first exchange of data with ADHS or AHCCCS.

17.2.5	Comply with the Administrative Simplification requirements of Subpart F of the HIPAA of 1996 (P.L. 107-191, 110 Statutes 1936) and all federal regulations implementing that Subpart that are applicable to the operations of the Contractor by the dates required in those federal regulations as well as all requirements and regulations subsequently enacted.

17.2.6	Actively disseminate information to educate and support providers to adopt and expand the use of health information technology.

17.2.7	Incentivize providers utilizing electronic health records to implement “meaningfully use” health information technology as a standard of doing business with ADHS/DBHS, AHCCCS and other system partners.

17.2.8	Not be reimbursed beyond the standard administrative payment for any additional costs of software or hardware changes, revisions or upgrades.

17.2.9	Provide attestation at the time of submission that any data transmitted is accurate, complete and truthful, to the best of the Contractor’s Chief Executive Officer (CEO), Chief Financial Officer (CFO) or designee’s knowledge in conformance with the AHCCCS HIPAA Transaction Companion Guides &Trading Partner Agreements, and the AHCCCS Encounter Manual (42 CFR.438.606).

17.2.10	Require subcontracted providers to utilize electronic transactions to ensure inter-operability and transmission compatibility across the various providers’ management information systems.

17.2.11	Make available all components of its MIS system for review or audit upon request by ADHS/DBHS. The Contractor’s MIS or any component thereof is subject to ADHS/DBHS approval if ADHS/DBHS determines that the system cannot be sustained or is unable to comply with the requirements of this Contract.

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17.2.12	Develop and maintain security precautions for email transmission in accordance with HIPAA and consistent with ADHS/DBHS’ systems and encryption methods. Security precautions shall be compatible with Secure Sockets Layer (SSL) encryption for File Transfer Protocol (FTP) and Global Certs Gateway for secure e-mail.

17.2.13	Have a current antivirus patch system process for security updates and a log to record the updates.

17.2.14	Retain an independent third party to perform a HIPAA security and privacy audit, initially no later than ninety (90) days prior to the Contract Performance Start Date and completed prior to the first exchange of ADHS/DBHS/AHCCCS data. Annual audits shall be performed in the same manner thereafter, and must include:

17.2.14.1	A review of Contractor compliance with all security and privacy requirements. Contractor’s audits shall be conducted in accordance with ACOM 108;

17.2.14.2	Include a review of Contractor policies and procedures to verify that appropriate security requirements have been adequately incorporated into the Contractor’s business practices, and the production processing systems;

17.2.14.3	The annual audit report shall contain:

17.2.14.3.1	Findings report and as necessary a corrective action plan, detailing all issues and discrepancies between the security requirements and the Contractor’s policies, practices and systems. The corrective action plan must also include timelines for corrective actions related to all issues or discrepancies identified.

17.2.14.3.2	Findings and corrective action plan and must be submitted to ADHS/DBHS for review and approval. ADHS/DBHS will verify that the required audit has been completed and the approved corrective action plan is in place.

17.2.15	Agrees to indemnify and hold harmless the State of Arizona and AHCCCS from any and all claims or liabilities, including but not limited to consequential damages, reimbursements or erroneous billings and reimbursements of attorney fees incurred as a consequence of any error, omission, deletion or erroneous insert caused by the Contractor in the submitted input data. Neither the State of Arizona nor AHCCCS shall be responsible for any incorrect or delayed payment to the Contractor’s providers (subcontractors) resulting from such error, omission, deletion, or erroneous input data caused by the Contractor in the submission of AHCCCS claims.

17.2.16	Upon request, the Contractor shall provide to ADHS and AHCCCS PCP assignments in an AHCCCS prescribed electronic data exchange format.

17.3	Management Information System (MIS)

The Contractor shall establish and maintain an MIS that:

17.3.1	Collects, analyzes, integrates, and reports data. The Management Information System should have the capability to interface with a provider’s EHR to collect demographic data for submission to ADHS/DBHS. For those providers who do not have an EHR, Contractor shall offer technical assistance to help them to obtain the ability to collect demographic data using an EHR or similar technology.

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17.3.2	Integrates member demographic data, provider information, service provision, claims submission and reimbursement data.

17.3.3	Capable of collecting, storing, and producing information for financial, medical and operational management purposes.(42 CFR 438.242 (b) (2).

17.3.4	At a minimum, collects and processes information on client demographics; service utilization; provider claim disputes and appeals; member grievances and appeals; and complies with ADHS/DBHS’ data processing and interface requirements in the following documents in Exhibit 7:

17.3.4.1	Client Information System (CIS) File Layouts and Specifications Manual;

17.3.4.2	ADHS/DB HS Operations and Procedures Manual;

17.3.4.3	ADHS/DB HS Policy and Procedure Manual;

17.3.4.4	ADHS/DB HS Covered Behavioral Health Services Guide;

17.3.4.5	ADHS/DB HS Office of Grievances and Appeals Database Manual Docket Tracking Application Users Guide; and

17.3.4.6	Demograp hic and Outcome Dataset User Guide (42 CFR 438.242(a) and the AHCCCS Encounter Manual.

17.3.5	Utilizes electronic transactions in conformance with HIPAA, “meaningful use” and/or HL7 requirements including the Continuity of Care Document (CCD) format, or any other transmission standard as instructed by ADHS/DBHS.

17.3.6	Sends and receives data and information to and from other agencies.

17.3.7	Sends and receives data and information to and from ADHS/DBHS related to member outcomes, patient records, individual service plans, staffing ratios, service referrals, network capacity, initial assessment and updates to the assessment, ADHS/DBHS’ annual administrative review subcontracted provider performance measures and dashboard performance reports.

17.3.8	Performs regularly scheduled comprehensive backup of all member data in accordance with HIPAA.

ADHS/DBHS shall:

17.3.9	Provide Contractor with at least ninety (90) days’ notice before implementing a change to its MIS system unless ADHS/DBHS determines that the system change must be implemented sooner, and in that instance, provide Contractor with as much notice as possible under the circumstances.

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17.3.10	Maintain access privileges and user-rights to any and all member information within Contractor’s MIS system, and that of any MIS/EHR system operated by a subcontracted provider. At a minimum, ADHS/DBHS shall be permitted real-time access to client level demographics, claims and billing, service planning, assessment, and grievance and appeal data.

17.4	Data and Document Management Requirements

The Contractor shall:

17.4.1	Exchange data with ADHS/DBHS to comply with the information requirements of this Contract and to support the data elements in ADHS/DBHS specified formats, which includes at a minimum those required or covered by HIPAA as detailed in the following documents in Exhibit 7:

17.4.1.1	AHCCCS HIPAA Transaction Companion Guides & Trading Partner Agreements;

17.4.1.2	AHCCCS Encounter Manual; and

17.4.1.3	Client Information System (CIS) File Layouts and Specifications Manual.

17.4.2	Comply with all data submission standards required by this Contract and accept ADHS/DBHS rejection of data submissions that are not in compliance with these standards.

17.4.3	Be responsible for any incorrect data, delayed submission or payment to Contractors or subcontractors and pay financial sanctions imposed due to any error, omission, deletion, or erroneous insert caused by Contractor’s data submission.

17.4.4	Be responsible for identifying and immediately reporting any inconsistencies upon receipt of data from ADHS/DBHS.

17.4.5	Bear the cost to make any adjustments to correct its records due to any unreported inconsistencies subsequently discovered.

17.5	System and Data Integration Requirements

The Contractor shall through its Management Information System:

17.5.1	Receive, accept, and integrate SMI Determinations for members from an ADHS/DBHS-contracted agency.

17.5.2	Load on a recurring basis a claims data file generated by AHCCCS, of physical health claims and encounters for all General Mental Health, Children and non-integrated members with serious mental illness enrolled with the Contractor for purposes of member care coordination.

17.6	Contractor User Registration and Access to ADHS/DBHS and AHCCCS Systems

The Contractor shall:

17.6.1	Identify staff that will utilize the PMMIS system, the Grievance and Appeals database, ADHS/DBHS FTP Server and ADHS/DBHS Client Information System.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

17.6.2	Notify ADHS/DBHS to obtain log-on clearance for identified staff.

17.6.3	Notify ADHS/DBHS within twenty-four (24) hours of staff’s termination to discontinue user access rights for the terminated employee.

17.7	Electronic Transactions

The Contractor shall:

17.7.1	Accept and generate required HIPAA compliant electronic transactions to or from any provider or a provider’s assigned representative interested in and capable of electronic submission of eligibility verifications, claims for processing, claims status verifications or prior authorizations, or the receipt of electronic remittance advice.

17.7.2	Have the ability to make claims payments via electronic funds transfer and to accept electronic claims attachments.

17.7.3	At a minimum, receive and process sixty per cent (60%) of each type of claim (professional, institutional and dental) electronically, based on volume of actual claims processed excluding claims processed by Pharmacy Benefit Managers (PBMs).

17.7.4	At a minimum, produce and distribute sixty per cent (60%) of remittance advices electronically.

17.7.5	At a minimum, provide sixty per cent (60%) of claims payments via EFT.

17.7.6	Use the Manual Payment Transaction in addition to the daily enrollment transaction update to update its member records AHCCCS also produces a daily Manual Payment Transaction as outlined in the AHCCCS Technical Interface Guidelines, available on the AHCCCS website, which identifies enrollment or disenrollment activity that was not included on the daily enrollment transaction update due to internal edits.

17.8	System Upgrade Plan

The Contractor shall:

17.8.1	Comply with all notification and submission requirements in Section 18.21, Material Change to Operations, when making changes or makes major upgrades to its information systems affecting claims processing, or any other major business component.

17.8.2	Develop a plan when changing or making major upgrades to the information systems affecting the MIS, claims processing, or any other major business component, which includes a timeline, milestones, and adequate testing before implementation. At least six (6) months before the anticipated implementation date, the Contractor shall provide the system change plan to ADHS/DBHS for review and comment.

17.9	Participation in Information Systems Work Groups/Committees

Health Information Exchange:

17.9.1	The Contractor is required to contract with Health Information Network of Arizona (HINAz) as a data user.

17.9.2	To further the integration of technology based solutions and the meaningful use of electronic health records within the system of care, AHCCCS/ADHS will increase opportunities for providers and Contractors to utilize technological functions for processes that are necessary to meet Medicaid requirements. Expanding the adoption

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

may reduce total spending on health care by diminishing the number of inappropriate tests and procedures, reducing paperwork and administrative overhead, and decreasing the number of adverse events resulting from medical errors. The Contractor will actively participate in offering information and providing provider support and education to further expand provider adoption and use of health information technology. It is AHCCCS/ADHS’ expectation that the Contractor review operational processes to reduce provider hassle factors by implementing technological solutions for those providers utilizing electronic health records and to incentivize providers to implement and meaningfully use health information technology as a standard of doing business with the AHCCCS/ADHS program. AHCCCS/ADHS also anticipates establishing minimum standards, goals and requirements related to operational areas where improved efficiencies or effectiveness could be achieved. AHCCCS/ADHS anticipates accelerating statewide Health Information Exchange (HIE) participation for all Medicaid providers and Contractors by:

17.9.2.1	Supporting care coordination between physical and behavioral health providers

17.9.2.2	Launching an HIE onboarding program for high volume Medicaid hospitals, Federally Qualified Health Centers, Rural Health Clinics and Look-a-Likes

17.9.2.3	Supporting the acceleration of electronic prescribing by Arizona Medicaid providers

17.9.2.4	Joining the State level HIE for governance, policy making, and information technology service offerings

17.9.2.5	Supporting increased Contractor use of the Network (State HIE) to improve health outcomes

17.9.2.6	Identifying value-based purchasing opportunities that link with a providers adoption and use of Health IT

17.9.3	The Contractor is expected to encourage that eligible hospitals and eligible professionals continue to move through the Meaningful Use continuum, accelerate provider statewide HIE participation, and increase use and support of the HIT/HIE. The Contractor is expected to collaborate with AHCCCS and Arizona Health-e Connection and The Network to target efforts to specific areas where HIT and HIE can bring significant change and progress including efforts focused on:

17.9.3.1	Behavioral health

17.9.3.2	Partnerships for integrated care

17.9.3.3	High need/high cost members

17.9.3.4	Coordination with the American Indian Health Program

17.9.3.5	Coordination with the Qualified Health Plans

17.9.3.6	Justice system transitions

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

17.9.3.7	Care coordination

17.9.3.8	Pharmacy management

17.9.3.9	Quality improvement

17.10	Enrollment and Eligibility Data Exchange

The enrollment transaction update identifying new members and changes to existing members’ demographic, eligibility and enrollment data to update its member records and is produced daily. The daily enrollment transaction update, that is run immediately prior to the monthly enrollment and capitation transaction, is referred to as the “last daily” and will contain all rate code changes made for the prospective month, as well as any new enrollments and disenrollments as of the 1st of the prospective month.

The monthly enrollment and monthly capitation transaction updates are generally produced two days before the end of every month. The update will identify the total active population for the Contractor as of the first day of the next month. These updates contain the information used by AHCCCS to produce the monthly capitation payment for the next month. The Contractor must reconcile their member files with the AHCCCS monthly update. After reconciling the monthly update information, the Contractor will record the results of the reconciliation, which will be made available upon request, and will resume posting daily updates beginning with the last two days of the month. The last two daily updates are different from the regular daily updates in that they pay and/or recoup capitation into the next month. If the Contractor detects an error through the monthly update process, the Contractor shall notify AHCCCS, Information Services Division.

The Contractor shall:

17.10.1	Accept and utilize electronic Client Eligibility/Enrollment Information, in 834 CMS-Prescribed version standard formats for eligible members in conformance with the Client Information System (CIS) File Layouts and Specifications Manual.

17.10.2	Require subcontracted providers to collect enrollment information in the 834 CMS-Prescribed version standard formats for Non-Title XIX/XXI eligible members.

17.10.3	Submit enrollment information in the 834 CMS-Prescribed version standard formats for Non-Title XIX/XXI eligible members to ADHS/DBHS.

17.10.4	Share information, including the applicant’s behavioral health history and SMI status, as needed with AHCCCS/SSI-MAO to assist in the Title XIX/XXI eligibility determination.

17.10.5	Support member retention efforts by utilizing the monthly electronic file of all physical health care members who must complete a review of their eligibility in order to maintain enrollment with the Contractor.

17.11	Claims and Encounter Submission and Processing Requirements

Complete, accurate and timely reporting of encounter data is crucial to the success of the program. Encounter data is used to set fee-for-service and capitation rates, determine reconciliation amounts, determine disproportionate share payments to hospitals, and to determine compliance with performance standards. The Contractor shall submit encounter data to AHCCCS for all services for which the Contractor incurred a financial liability and claims for services eligible for processing by the Contractor where no financial liability was incurred including services provided during prior period coverage. This requirement is a condition of the CMS grant award [(42 CFR 438.242 (b) (1)); (42 CFR 455.1 (a) (2))]

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

The Contractor shall:

17.11.1	Prepare, review, verify, certify and submit encounters for consideration to AHCCCS. Upon submission the Contractor certifies that the services listed were actually rendered. The encounters must be submitted in the format prescribed by AHCCCS. With each encounter data submission, include a written attestation from the Contractor’s Chief Executive Officer (CEO) or Chief Financial Officer (CFO) that based on his or her best knowledge, information and belief, the encounter data is accurate, complete and truthful.

17.11.2	Submit claims and encounters to AHCCCS in conformance with the CIS File Layouts and Specifications Manual, ADHS/DBHS Office of Program Support Operations and Procedures Manual, the ADHS/DBHS Policy on Submitting Claims and Encounters to the RBHA, the ADHS/DBHS Covered Behavioral Health Services Guide, the ADHS/DBHS Financial Reporting Guide, and the AHCCCS Encounter manual.

17.11.3	Submit claims and encounters to AHCCCS as outlined in the X12 and NCPDP HIPAA Transaction Companion Guides & Trading Partner Agreements, the AHCCCS Encounter Manual including, but not limited to, inclusion of data to identify the physician who delivers services to patients per Section 1903(m)(2)(A)(xi)) of the Social Security Act, no later than two hundred and forty (240) days after the end of the month in which the service was rendered, or the effective date of the enrollment with the Contractor, whichever date is later. Requirements for the encounter data are described in the AHCCCS Encounter Manual and the AHCCCS Encounter Companion Guides.

17.11.4	Submit pharmacy related encounter data and other encounters involving services eligible Federal Drug Rebate processing to AHCCCS no later than thirty (30) days after the end of the quarter in which the pharmaceutical item was dispensed. The Contractor must report information on the total number of units of each dosage form and strength and package size by National Drug Code of each covered outpatient drug dispensed (other than covered outpatient drugs that under subsection (j)(1) of Section 1927 of the Social Security Act [42 USCS § 1396r-8] are not subject to the requirements of that section) and such other data as required by AHCCCS (Section1903(m)(2)(A)(xiii) of the Social Security Act and SMD letter 10-006). See Exhibit 1, Definitions, for an explanation of “Pharmacy Encounter Data”. Require subcontracted providers to submit claims or encounters in conformance with the ADHS/DBHS Policy on Submitting Claims and Encounters to the RBHA, the ADHS/DBHS Office of Program Support Operations and Procedures Manual, the ADHS/DBHS Covered Behavioral Health Services Guide, the ADHS/DBHS Financial Reporting Guide for the assigned Geographic Service Area in Greater Arizona , the CIS File Layouts and Specifications Manual requirements and in accordance with HIPAA for each covered service delivered to a member.

17.11.5	Inform subcontracted providers that if the Subcontractor does not bill the Contractor (e.g., Subcontractor is capitated), the Subcontractor’s encounter data that is required to be submitted to the Contractor pursuant to contract is defined for these purposes as a “claim for payment”. The Subcontractor’s provision of any service results in a “claim for payment” regardless of whether there is any intention of payment. All said claims shall be subject to review under any and all fraud and abuse statutes, Rules and regulations, including but not limited to Arizona Revised Statute (A.R.S.) §36-2918.

17.11.6	Comply with all timeliness, accuracy and omission of data requirements for processing encounters in conformance with the ADHS/DBHS Office of Program Support Operations and Procedures Manual and be subject to financial sanction for non-compliance with encounter or claim submission standards.

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17.11.7	Develop and implement policies and procedures:

17.11.7.1	To process encounters accurately, timely and complete;

17.11.7.2	For encounters to describe the services provided;

17.11.7.3	To accurately adjudicate encounters in conformance with AHCCCS and ADHS/DBHS requirements; and

17.11.7.4	Comply with all state and federal requirements.

17.11.8	Verify that subcontracted providers are not submitting encounters for services that were not delivered (42 CFR 438.455(1)(a)(2)).

17.11.9	Monitor encounter submissions on a monthly basis by, at a minimum, comparing encounter production to monthly revenue distributed to providers factoring in encounter lag time.

17.11.10	Identify and respond to a provider’s over or under production of encounters in a timely manner.

17.11.11	Monitor encounter production by service delivery site and have procedures in place to respond to outliers. Unit values shall reasonably align with general market conditions.

17.11.12	Collect data in standardized format to the extent feasible and appropriate, verify the accuracy and timeliness of reported data, and screen the data for completeness, logic, and consistency (42 CFR 438.242(b)(2)).

17.11.13	Utilize the Contractor assigned Transmission Submission Number (TSN) for encounter submissions. The Contractor may elect to obtain additional TSNs based upon processing or tracking needs.

17.11.14	Covered outpatient drugs dispensed to individuals eligible for medical assistance who are enrolled with the Contractor shall be subject to the same rebate requirements as the State is subject under Section 1927 of the Social Security Act; the State shall collect such rebates from manufacturers. (Section 1903(m)(2)(A)(xiii) of the Social Security Act and SMD letter 10-006) To ensure AHCCCS compliance with this requirement, pharmacy related encounter data and other encounters involving services eligible for Federal Drug Rebate processing must be provided to AHCCCS no later than thirty (30) days after the end of the quarter in which the pharmaceutical item was dispensed. The Contractor must report information on the total number of units of each dosage form and strength and package size by National Drug Code of each covered outpatient drug dispensed (other than covered outpatient drugs that under subsection (j)(1) of Section 1927 of the Social Security Act [42 USCS § 1396r-8] are not subject to the requirements of that section) and such other data as required by AHCCCS (Section1903(m)(2)(A)(xiii) of the Social Security Act and SMD letter 10-006).

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

17.12	Encounter Reporting

The Contractor shall:

17.12.1	Submit reports to ADHS/DBHS for tracking, trending, reporting process improvement and monitoring submissions of encounters and encounter revisions in conformance with the AHCCCS Encounter Manual or as directed by ADHS/DBHS (42 CFR 438.242(b)(3)).

17.12.2	Enhance the accuracy of its encounter reporting by loading periodic (no less than twice monthly) data files containing provider and medical coding information as defined in the AHCCCS Encounter Manual.

17.12.3	Cooperate with ADHS/DBHS in monitoring Contractor’s encounters adjudication accuracy against the Contractor’s internal criteria.

17.12.4	Develop and maintain a system for monitoring and reporting the completeness of encounters and encounter data received from subcontractors and providers.

17.12.5	Submit the Quarterly Fee for Service Check Register Review report ten (10) business days after the first (1st) of the month following the quarter to be reviewed per the ADHS/DBHS Operations and Procedures Manual.

17.12.6	Accept, on a monthly basis, encounter reconciliation files containing the prior eighteen (18) months of approved, voided, plan-denied, pended and AHCCCS-denied encounters received and processed by AHCCCS.

17.12.7	Utilize the encounter reconciliation files to compare the encounter financial data reported with the plan claims data, and to validate the completeness of submitted encounters as compared to processed claims.

17.13	Encounter Corrections

The Contractor shall:

17.13.1	Monitor and resolve pended encounters, encounters denied by AHCCCS, and encounters voided and voided/replaced in conformance with established encounter performance standards in the AHCCCS Encounter Manual.

17.13.2	Be subject to corrective action or financial sanctions for poor overall encounter performance or if completeness, accuracy and timeliness rates that fall below the established standards (pended encounters that have pended for more than one hundred and twenty (120) days).

17.13.3	Submit replacement or voided encounters for claims subsequently corrected following the initial encounter submission, whether as a result of inaccuracies identified by fraud and abuse audits or investigations conducted by ADHS/DBHS or AHCCCS, in conformance with the AHCCCS Encounter Manual and as follows:

17.13.3.1	Void encounters for claims that are recouped in full;

17.13.3.2	Submit replacement encounters for a recoupment that results in a reduced claim value or adjustments that result in an increased claim value; and

17.13.3.3	Submit replacement encounters for those recoupments requiring approval from ADHS/DBHS within one hundred and twenty (120) days of the approval.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

17.14	AHCCCS Encounter Data Validation Study (EDVS)

Per the CMS requirement, AHCCCS will conduct encounter validation studies of the Contractor’s encounter submissions, and may sanction the Contractor and/or require a corrective action plan for noncompliance with encounter submission requirements. The purpose of encounter validation studies is to compare recorded utilization information from a medical record or other source with the Contractor’s submitted encounter data. Any and all covered services may be validated as part of these studies. The criteria used in encounter validation studies may include timeliness, correctness and omission of encounters. Refer to the AHCCCS Data Validation Technical Document for further information.

ADHS may revise study methodologies, timeliness, and sanction amounts based on agency review or as a result of consultations with AHCCCS. The Contractor will be notified in writing of any significant change in study methodologies.

The Contractor shall:

17.14.1	Cooperate with ADHS/DBHS and AHCCCS to conduct at minimum, an annual encounter data validation study for any and all covered services on Contractor’s encounter submissions to compare recorded utilization information from a medical record or other source with the Contractor’s submitted encounter data.

17.14.2	Be subject to sanctions for failure to meet the criteria used in encounter data validation studies, which may include timeliness, correctness, and omission of encounters as described in Exhibit 7, AHCCCS Data Validation Technical Assistance Document.

17.14.3	Comply with any revisions made by ADHS/DBHS or AHCCCS to the study methodology, timelines, and sanction amounts based on agency review or as a result of consultations with CMS. The Contractor will be notified in writing of any significant change in study methodology.

17.14.4	Cooperate with ADHS/DBHS or AHCCCS in special reviews of encounter data, such as comparing encounter reports to the Contractor’s claims files.

17.14.5	Conduct encounter data validation studies of its subcontractors, in conformance with the ADHS/DBHS Operations and Procedures Manual, at least on a quarterly basis to verify that all services provided to members are reported accurately, timely and documented in the member’s medical record.

17.14.6	Conduct targeted encounter data validation studies of its subcontractors that are not in compliance with ADHS/DBHS or Contractor’s encounter submission requirements and document and provide the findings to ADHS/DBHS upon request.

17.14.7	Be responsible for all sanctions imposed against ADHS/DBHS by AHCCCS as a result of data validation studies according to the process in Section 19.5.11 through 19.5.15.

17.14.8	Provide the Bureau of Corporate Compliance a complete schedule of their onsite data validation reviews (Corporate Compliance Ride Along Program) at least five (5) days after the quarter starts. The Contractor shall include:

17.14.8.1	The date of the review;

17.14.8.2	The name of the provider to be reviewed;

17.14.8.3	The provider’s AHCCCS ID number including the provider type; and

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17.14.8.4	The address where the review will be performed in accordance with Exhibit 9 of this Contract.

17.15	Claims Payment System Requirements

The Contractor shall:

17.15.1	Develop and maintain a HIPAA compliant claims processing and payment system capable of processing, cost avoiding and paying claims in accordance with this Contract, federal regulations, A.R.S. §§36-2903; 36-2904 and A.A.C.R9-22 that, at a minimum, shall:

17.15.1.1	Adapt to updates in order to support future AHCCCS claims requirements as needed;

17.15.1.2	Utilize nationally recognized methods to correctly pay claims, including the Medicaid Correct Coding Initiative (NCCI) for Professional, ASC and Outpatient Services; Multiple Procedures/Surgical Reductions; and, Global Day E & M Bundling Standards; and

17.15.1.3	Assess and apply data-related edits for Benefit Package Variations; Timeliness Standards; Data Accuracy; Adherence to ADHS/DBHS and AHCCCS Policy; Provider Qualifications; Member Eligibility and Enrollment, and; Over-Utilization Standards.

17.15.2	Produce a remittance advice that describes Contractor’s payments and denials to providers, including the following:

17.15.2.1	A detailed explanation/description of all denials, payments and adjustments;

17.15.2.2	The reasons for the denials and adjustments;

17.15.2.3	The amount billed;

17.15.2.4	The amount paid;

17.15.2.5	Application of coordination of benefits and copays; and

17.15.2.6	Provider rights to assert a claim dispute.

17.15.3	Additionally, the Contractor must include information in its remittance advice which informs providers of instructions and timeframes for the submission of claim disputes and corrected claims. All paper remittance advices must describe this information in detail. Electronic remittance advices must either direct providers to the link where this information is explained or include a supplemental file where this information is explained.

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17.15.4	Send the related remittance advice with the payment, unless the payment is made by electronic funds transfer (EFT), which in that instance, must be mailed, or sent to the provider, no later than the date of the EFT.

17.15.5	Submit upon request by a provider, an electronic Health Care Claim Payment/Advice 835 transaction in accordance with HIPAA requirements and comply with the requirements in Section 17.15.2 when sending remittance advices along with payment to providers.

17.15.6	Develop an integrated claims payment system capable of concurrently handling all physical, behavioral health and Medicare related claims.

17.15.7	Comply with HIPAA securing measurements and monitor subcontractor performance and compliance.

17.15.8	Require subcontracted providers to obtain a National Provider Identifier (NPI).

17.15.9	Payment Modernization Initiative – E-Prescribing:

E-Prescribing is an effective tool to improve members’ health outcomes and reduce costs. Benefits afforded by the electronic transmission of prescription-related information include, but are not limited to: reduced medication errors, reductions of drug and allergy interactions and therapeutic duplication, and increased prescription accuracy, in accordance with ACOM Policy 321.

17.15.10	Subject to additional changes from AHCCCS,

Submit the Prescription Origin Code and Fill Number (Original or Refill Dispensing) on all pharmacy encounter records, as outlined in the AHCCCS NCPDP Post Adjudicated History Transaction Companion Guide, in order for ADHS and AHCCCS to measure the Contractor’s success.

17.16	General Claims Processing Requirements

The Contractor shall:

17.16.1	Process claims in accordance with the Claim Processing Requirements detailed in the AHCCCS Contractors Operations Manual and ADHS requirements.

17.16.2	Process claims, prior authorization and concurrent reviews in a manner that minimizes the likelihood of having to recoup already-paid claims.

17.16.3	Train its staff on HIPAA requirements for electronic Health Care Claim Payment/Advice 835 transaction and require subcontracted providers to provide the same training to staff responsible for claims processing.

17.16.4	Post claims inquiry information to providers on the Contractor’s web site.

17.16.5

Unless a shorter time period is specified in contract, not pay a claim initially submitted more than six (6) months after the date of service or pay a clean claim submitted more than twelve (12) months after date of service; or date of eligibility posting, whichever is later; except as directed by ADHS/DBHS or otherwise noted in this Contract. Claim payment requirements apply to both contracted and non-contracted providers. The receipt date of the claim is the date stamp on the claim or the date electronically received. The receipt date is the day the claim is received at the Contractor’s specified claim mailing address, received through direct electronic submission to the

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

Contractor, or received by the Contractor’s designated Clearinghouse. The paid date of the claim is the date on the check or other form of payment (42 CFR 447.45(d)). Claims submission deadlines shall be calculated from the claim end date or the effective date of eligibility posting, whichever is later in conformance with A.R.S. § 36-2904(H).

17.16.6	Adjudicate ninety-five per cent (95%) of all clean claims within thirty (30) days of receipt of the clean claim and adjudicate ninety-nine per cent (99%) within sixty (60) days of receipt of the clean claim for each form type (Dental/Professional/Institutional)

17.16.7	Reimburse both in-state and out-of-state non-contracted emergency services providers at no more than the AHCCCS Fee-For-Service rate in conformance with the Deficit Reduction Act of 2005, Section 6085 SMD letter 06-010, and Section 1932(b) (2) (D) of the Social Security Act.

17.16.8	In accordance with A.R.S. §36-2904 the Contractor is required to reimburse providers of hospital and non-hospital services at the AHCCCS fee schedule in the absence of a contract or negotiated rate. This requirement applies to services which are directed out of network by the Contractor or to emergency services. For inpatient stays at urban hospitals pursuant to A.R.S. §36-2905.01 for non-emergency services, the Contractor is required to reimburse non-contracted providers at 95% of the AHCCCS fee schedule specified in A.R.S. §36-2903.01. All payments are subject to other limitations that apply, such as provider registration, prior authorization, medical necessity, and covered service.

17.16.9	Pay a slow payment penalty for hospital clean claims and a quick pay discount shall be taken in conformance with A.R.S. § 36-2903.01.

17.16.10	Report interest paid in conformance with the AHCCCS Encounter Manual.

17.16.11	Minimize the likelihood of recouping funds from paid claims.

17.16.12	Obtain ADHS/DBHS’ prior approval for any individual recoupment in excess of fifty thousand dollars ($50,000) per provider within a contract year.

17.16.13	Notify ADHS/DBHS of any cumulative recoupment greater than fifty thousand dollars ($50,000) per provider Tax Identification Number per contract year.

17.16.14	Not recoup funds from a provider later than twelve (12) months after the date of original payment on a clean claim without prior approval of ADHS/DBHS in conformance with the ADHS/DBHS Office of Program Support Operations and Procedures Manual and the AHCCCS Contractor Operations Manual Claims Reprocessing Policy.

17.16.15	Reimburse providers for recouped funds if the provider was subsequently denied payment by the primary insurer based on timely filing limits or lack of prior authorization and the member failed to initially disclose additional insurance coverage other than Medicaid, provided that the provider made an initial timely claim to the Contractor.

17.16.16	Require a provider to have ninety (90) days from the date the provider becomes aware that payment will not be made to submit a new claim and documentation from the primary insurer that payment will not be made. Documentation includes but is not limited to any of the following items establishing that the primary insurer has or would deny payment based on timely filing limits or lack of prior authorization: an EOB; policy or procedure; or the Contractor’s Provider Manual excerpt.

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17.16.17	Process the provider’s claim consistent with the final agency decision, applicable statutes, rules, policies, and Contract terms when a final agency decision is made to deny, limit, or delay authorization of services, and the member received the disputed services while an appeal was pending.

17.16.18	Require the provider to have ninety (90) days from the date of the final agency decision to submit a clean claim for payment and not deny claims as untimely if submitted within the ninety (90) day timeframe.

17.16.19	Not deny claims submitted as a result of a final agency decision because the member failed to request continuation of services during the appeals/hearing process.

17.16.20	Regardless of any subcontract with an AHCCCS Contractor, when one AHCCCS Contractor recoups a claim because the claim is the payment responsibility of another AHCCCS Contractor (responsible Contractor), the provider may file a claim for payment with the responsible Contractor. The responsible Contractor shall not deny a claim on the basis of lack of timely filing if the provider submits a clean claim to the responsible Contractor no later than sixty (60) days from the date of the recoupment, twelve (12) months from the date of service, or twelve (12) months from date that eligibility is posted, whichever date is later.

17.16.21	For hospital clean claims, in the absence of a contract specifying otherwise, a Contractor shall apply a quick pay discount of 1% on claims paid within thirty (30) days of receipt of the clean claim. For hospital clean claims, in the absence of a contract specifying other late payment terms, a Contractor is required to pay slow payment penalties (interest) on payments made after sixty (60) days of receipt of the clean claim. Interest shall be paid at the rate of 1% per month for each month or portion of a month from the sixty-first (61st) day until the date of payment (A.R.S. §36-2903.01).

17.16.22	For all non-hospital clean claims, in the absence of a contract specifying other late payment terms, a Contractor is required to pay interest on payments made after forty-five (45) days of receipt of the clean claim (as defined in this contract). Interest shall be at the rate of 10% per annum (prorated daily) from the forty-sixth (46th) day until the date of payment.

17.16.23	In the absence of a contract specifying other late payment terms, a claim for an authorized service submitted by a licensed skilled nursing facility, assisted living ALTCS provider or a home and community based ALTCS provider shall be adjudicated within thirty (30) calendar days after receipt by the Contractor. A Contractor is required to pay interest on payments made after thirty (30) days of receipt of the clean claim. Interest shall be paid at the rate of 1% per month (prorated on a daily basis) from the date the clean claim is received until the date of payment (A.R.S. §36-2943.D).

17.16.24	The Contractor shall pay interest on all claim disputes as appropriate based on the date of the receipt of the original clean claim submission (not the claim dispute).

17.16.25	When interest is paid, the Contractor must report the interest as directed in the AHCCCS Encounter Manual and the AHCCCS Claims Dashboard Reporting Guide.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

17.17	Claims System Reporting

The Contractor shall:

17.17.1	Submit to ADHS/DBHS a monthly Claims Dashboard in conformance with the AHCCCS Claims Dashboard Reporting Guide, as specified in the ADHS/DBHS Office of Program Support Operations and Procedures Manual, the AHCCCS Program Integrity Reporting Guide, and the Number of Claims and Amounts Paid Report.

17.17.2	When directed by ADHS/DBHS, review claim requirements, including billing rules and documentation requirements, and submit a report to ADHS/DBHS in an ADHS/DBHS approved format that includes the rationale for the requirements.

17.18	Claims Audits

The Contractor shall:

17.18.1	Develop and implement an internal claims audit function that will include the following at a minimum:

17.18.1.1	Verify that provider contracts are loaded correctly; and

17.18.1.2	Verify accuracy of payments against provider contract terms.

17.18.2	Perform audits of provider contract terms on a regular and periodic basis using a random, statistically significant (90/10) sample of all contracts in effect at the time of the audit.

17.18.3	Document the audit sampling methodology in policy and review the contract loading of all providers at least once in every five (5) year period in addition to any time a provider contract change is initiated during that timeframe.

17.18.4	Document the findings of audits and initiate corrective action for deficiencies.

17.18.5	In the event of a system change or update, or when directed by ADHS/DBHS, participate and cooperate with an independent audit of its Claims Payment/Management Information System.

17.18.6	Cooperate with ADHS/DBHS in developing the scope of an audit in Section 17.18.5 to include areas such as a verification of eligibility and enrollment information loading, contract information management (contract loading and auditing), claims processing and encounter submission processes.

17.18.7	Submit the audit findings to ADHS/DBHS.

17.19	Demographic Data Submission

The Contractor shall:

17.19.1	Submit behavioral health member demographic data to ADHS/DBHS in the CCD format as specified in the CIS File Layout and Specifications Manual and according to the submission timelines in the ADHS/DBHS Policy on Enrollment, Disenrollment and Other Data Submission, the DBHS Demographic and Outcome Data Set User Guide and the ADHS/DBHS Office of Program Support Operations and Procedures Manual.

17.19.2	Include a written attestation with each demographic data submission in conformance with Section 17.11.1.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

17.20	Grievance, Appeals, and Claims Dispute Data Submissions

The Contractor shall:

17.20.1	Submit grievance, appeal, request for hearing information and provider claim dispute information into the ADHS/DBHS Office of Grievances and Appeals database in accordance with Office of Grievances and Appeals Database Manual.

17.20.2	Stipulate that all claim disputes must be adjudicated in Arizona, including those claim disputes arising from claims processed by an Administrative Services Subcontractor.

17.20.3	Specify a physical local address in Arizona for the submission of all provider claim disputes and hearing requests.

17.20.4	Submit initial and updated entries in the ADHS/DBHS Office of Grievances and Appeals database within three (3) working days of an event requiring entry.

17.21	Other Electronic Data Requests

The Contractor shall:

17.21.1	Respond to any ad hoc electronic data submission, processing or review requests from ADHS/DBHS.

ADHS/DBHS shall:

17.21.2	When possible, provide at least a thirty (30) day notification for any ad hoc electronic data requests.

17.22	Security Rule Compliance Checklist

The Contractor shall:

17.22.1	Sign and date The Security Rule Compliance Checklist by the Chief Executive Officer or the designee verifying that the security rule requirements for administrative, physical, and technical safeguards are in place. This checklist will be submitted on an annual basis to ADHS/DBHS.

18	ADMINISTRATIVE REQUIREMENTS

18.1	General Requirements

The Contractor shall:

18.1.1	Review all policies and procedures at least annually and revise when necessary to reflect current practices. Reviewed policies shall be dated and signed by the Contractor’s appropriate manager, coordinator, director or administrator. Minutes reflecting the review and approval of the policies by an appropriate committee are also acceptable documentation.

18.1.2	Obtain Medical Director approval for all medical and quality management policies.

18.1.3	Obtain ADHS/DBHS; approval for all policies including requirements, manuals or standards that affect Title XIX and/or Title XXI members prior to implementation (42 CFR 431.10).

18.1.4	Collaborate with ADHS/DBHS to change a policy or procedure within a time period specified by ADHS/DBHS if ADHS/DBHS determines that a policy, procedure or process is inefficient, noncompliant, or places unnecessary burden on members or providers.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.1.5	Provide ADHS/DBHS with thirty (30) days advance written notice of changes to Contractor policies and procedures and comply with the notice requirements Section 18.20.

18.1.6	Be subject to corrective action, sanctions or hiring of additional staff if Contractor is noncompliant with the requirements of this Contract.

18.1.7	Allocate sufficient resources to comply with all Contract requirements.

18.1.8	Give precedence to the requirements in this Contract in the event of any discrepancy between Documents Incorporated by Reference, Section 18.2, and the requirements in this Contract.

18.1.9	Be aware that ADHS/DBHS may, at its discretion, communicate directly with the governing body or Parent Corporation of the Contractor regarding the performance of a subcontractor or Contractor respectively.

18.2	Documents Incorporated by Reference

Documents incorporated by reference, and any subsequent amendments, modifications, and supplements adopted by or affecting ADHS/DBHS or AHCCCS are incorporated herein by reference and made a part of this Contract by reference.

The Contractor shall:

18.2.1	Comply with the requirements in all Documents Incorporated by Reference, Exhibit 7.

18.2.2	Receive notice from ADHS/DBHS when a change is made to a document incorporated by reference.

18.2.3	Not be required to execute a written Contract amendment for changes to a document incorporated by reference.

18.2.4	Have thirty (30) days from the date of notification to communicate to ADHS/DBHS any disagreement with the change. Contractor’s notification does not preclude the requirement for Contractor to comply with the change.

18.3	Organizational Structure

The Contractor shall:

18.3.1	Operate as a single entity responsible for ensuring the delivery of medically necessary covered services for members.

18.3.2	Provide all major administrative functions of a managed care health plan including but not limited to:

18.3.2.1	Network Management/Provider Relations;

18.3.2.2	Member Services;

18.3.2.3	Quality Management;

18.3.2.4	Medical Management;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.3.2.5	Finance;

18.3.2.6	Claims/En counters;

18.3.2.7	Information Services; and

18.3.2.8	Grievance System.

18.3.3	Not delegate or subcontract key functions of health plan operations that are critical to the integration of behavioral and physical health care for members as set forth in Section 20.3.2, Management Services Subcontracts, unless one entity under subcontract provides all of the delegated functions in Section 20.3.2 for both the Medicaid, which includes physical and behavioral health, and Medicare lines of business.

18.3.4	Have organizational, management, staffing and administrative systems capable of meeting all Contract requirements with clearly defined lines of responsibility, authority, communication and coordination within, between and among Contractor’s departments, units or functional areas of operation.

18.3.5	Develop and maintain written policies, procedures and job descriptions in a consistent format and style for each of the Contractor’s functional areas including policies and procedures that instruct staff to comply with all federal and state requirements, including federal and state laws that govern member rights (42 CFR 438.100(a)(1)).

18.3.6	Maintain written guidelines for developing, reviewing and approving all policies, procedures and job descriptions for each of the Contractor’s functional areas including guidelines for a bi-annual review of all job descriptions to align job duties actually performed by the staff with written requirements.

18.3.7	Require all staff, whether employed or under contract, to have the training, education, experience, orientation, and credentialing, as applicable, to perform assigned job duties.

18.3.8	Provide initial and ongoing staff training that includes an overview of ADHS Policy and Procedure Manuals, and contract requirements and State and Federal requirements specific to individual job functions.

18.3.9	For Key Staff, Section 18.5 and Organizational Staff, Section 18.6, notify ADHS/DBHS:

18.3.9.1	Prior to the removal or replacement of staff;

18.3.9.2	Within one (1) business day of staff termination with Contractor; and

18.3.9.3	If staff is absent and unable to perform full-time responsibilities for a continuous period exceeding thirty (30) days.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.3.9.4	The notification above must include the following:

18.3.9.4.1	The position title, and name of the person in the position;

18.3.9.4.2	The effective date of the vacancy or absence; and

18.3.9.4.3	The name, contact information and qualifications of the interim staff responsible for meeting the contractual responsibilities of the position.

18.3.10	Upon ADHS/DBHS request, submit a written plan for replacing staff.

18.3.11	Submit the name and resume of the permanent staff to ADHS/DBHS when hired along with a revised organizational chart.

18.3.12	Immediately inform ADHS/DBHS verbally, and provide written notice to ADHS/DBHS within seven (7) days, after the date of a resignation or termination of any of the Liaison or Coordinator positions in Section 18.7 and provide the name and contact information of the interim person that will be performing the staff member’s duties.

18.3.13	Obtain approval from ADHS/DBHS prior to moving any managed care functions outside of the State of Arizona.

18.3.14	Submit the request for approval in Section 18.3.10 to ADHS/DBHS at least sixty (60) days prior to the proposed change and include a description of the processes in place that assure Contract compliance.

18.3.15	Maintain a significant and sufficient local presence within the assigned Geographic Service Area in Greater Arizona and a positive public image in Arizona, Section 18.5, Key Staff, Section 18.6, Organizational Staff, Section 18.7 Liaisons and Coordinators.

18.3.16	Participate in face-to-face meetings with ADHS/DBHS at least quarterly for purposes of assessing Contractor compliance and provide appropriate staff for attendance and participation in meetings and events scheduled by ADHS/DBHS. Contractor’s attendance at all meetings and events scheduled by ADHS/DBHS is mandatory unless otherwise indicated.

18.3.17	Maintain an organization chart complete with the Key Staff positions. The chart must include the person’s name, title, location and portion of time allocated to each Medicaid contract and other lines of business.

18.3.17.1	A functional organization chart of the key program areas, responsibilities and reporting lines.

18.3.17.2	A crosswalk of Contractor Key Staff members and required staff positions.

18.3.17.3	A listing of all Key Staff to include the following:

18.3.17.3.1	Individual’s name,

18.3.17.3.2	Individual’s title,

18.3.17.3.3	Individual’s telephone number,

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.3.17.3.4	Individual’s email address,

18.3.17.3.5	Individual’s location(s),

18.3.17.3.6	Confirmation of applicable Key Staff functions being filled by individuals which are in good standing, and

18.3.17.3.7	A list of all Key Staff functions and their locations; and a list of any functions that have moved outside of the State of Arizona in the past contract year.

18.3.18	Provide ADHS/DBHS, no later than fifteen (15) days after Contract Performance Start Date and annually thereafter, the name, Social Security Number and date of birth of the Key Staff in Section 18.5 for purposes of confirming that those individuals have not been banned or debarred from participating in federal programs (42 CFR 455.104).

18.3.19	Have local staff available and on-call twenty-four (24) hours per day, seven (7) days per week to work with ADHS/DBHS or AHCCCS to address urgent issue resolutions, emergency care, cases of an immediate jeopardy, fires or other public emergency situations.

18.3.20	Provide the available on-call staff with access to necessary information to identify:

18.3.20.1	Members who may be at risk;

18.3.20.2	Current health status;

18.3.20.3	Ability to initiate new placements or services;

18.3.20.4	Ability to perform status checks at affected facilities; and

18.3.20.5	Potentially engage in ongoing monitoring, if necessary.

18.3.21	Provide ADHS/DBHS with the contact information for available on call staff including a telephone number or other means of contact.

18.3.22	Not employ or contract with any individual, entity or affiliate that has been debarred, suspended or otherwise lawfully prohibited from participating in any public procurement activity, or from participating in non-procurement activities under regulations issued under Executive Order No. 12549 or under guidelines implementing Executive Order No. 12549 (42 CFR 438 610(a) and (b); 42 CFR 1001.1901(b); 42 CFR 1003.102(a)(2)).

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.4	Peer Involvement and Participation

The Contractor shall:

18.4.1	Require subcontractors and providers to include, to the extent possible, the participation of at least one (1) peer or family member during the interview process when hiring for all direct service staff positions and Child members.

18.4.2	Develop a process for members to have regular and ongoing input to assist in decision making, development, and enhancement of customer service at each provider site where case management services are delivered.

18.4.3	Develop a written description of the process for members to have regular and ongoing input in order to ensure that the community members have real decision making capacity and each committee has at least two community members. The written description shall be submitted to ADHS/DBHS for review and approval; and

18.4.4	Include in the description required in Section 18.4.3:

18.4.4.1	A requirement that the members attend regular meetings with clinical leadership; and

18.4.4.2	Be authorized to make recommendations.

18.5	Key Staff

The Contractor shall have the following Key Staff to work full-time to fulfill the responsibilities of the position in a location within the assigned Geographic Service Area in Greater Arizona which are dedicated to meeting the requirements of this Contract, unless otherwise noted:

18.5.1	Chief Executive Officer (CEO):

18.5.1.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

18.5.1.2	Has experience in the managed health care industry; and

18.5.1.3	Is responsible for complying with Contract requirements, managing all aspects of Contractor’s operations and assures compliance with federal and state laws.

18.5.1.4	Oversee the entire operation to ensure adherence to program requirements and timely responses to ADHS/AHCCCS. The CEO must have the authority to direct and prioritize work, regardless of where performed.

18.5.2	Chief Financial Officer (CFO):

18.5.2.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

18.5.2.2	Is an Arizona-licensed certified public accountant or holds a post graduate degree in business or finance, or has equivalent experience;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.5.2.3	Is responsible to implement, oversee and manage the budget, accounting systems, all of Contractor’s financial operations, and financial reporting implemented by ADHS/AHCCCS.

18.5.3	Chief Medical Officer (CMO):

18.5.3.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

18.5.3.2	Is an Arizona-licensed physician, board-certified in psychiatry;

18.5.3.3	Attends monthly ADHS/DBHS’ Medical Director meetings;

18.5.3.4	Develops, implements, interprets and approves clinical-medical policies and procedures;

18.5.3.5	Oversees medical professional recruitment;

18.5.3.6	Reviews and make recommendations regarding physician and other prescribing clinician credentialing and reappointment applications;

18.5.3.7	Oversees Provider profile design and interpretation;

18.5.3.8	Is responsible for, actively involved and oversees the administration of all major clinical-medical programs including:

18.5.3.8.1	All Medical Management and Quality Management components of the program;

18.5.3.8.2	Continuous assessment and improvement of the quality of care provided to members;

18.5.3.8.3	Develops and implements the QM/MM plan;

18.5.3.8.4	Serves as the chairperson of the QM, MM, and Peer Review Committees with oversight of other medical/clinical committees;

18.5.3.8.5	Oversees Provider education, in-service training and orientation; and

18.5.3.8.6	Shall devote sufficient time to ensure timely clinical decisions, including after-hours consultation as needed.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.5.4	Deputy Medical Officer (DMO):

18.5.4.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

18.5.4.2	Is an Arizona licensed physician, board certified in a medical specialty;

18.5.4.3	Is responsible for non-psychiatric, clinical medical programs;

18.5.4.4	Attends AHCCCS’ Medical Director meetings as scheduled; and

18.5.4.5	Reports to the CMO and performs duties as directed by the CMO.

18.5.5	Corporate Compliance Officer:

18.5.5.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

18.5.5.2	Reports directly to Contractor’s CEO;

18.5.5.3	Is located on-site and is available to all staff, with designated and recognized authority to access provider records and make independent referrals to the AHCCCS Office of Inspector General or other duly authorized enforcement agencies;

18.5.5.4	Is responsible for oversight, administration and implementation of the Contractor’s Corporate Compliance Program; and

18.5.5.5	Chairs Contractor’s Corporate Compliance Committee;

18.5.6	Dental Director (Part-time):

18.5.6.1	Resides in Arizona;

18.5.6.2	Arizona licensed general or pediatric dentist in good standing located in Arizona;

18.5.6.3	Reviews or denies dental services, provider consultation, utilization review,

18.5.6.4	Participation in tracking and trending of quality of care issues as related to dental services;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.5.6.5	Is responsible for leading and coordinating dental activities and providing communication between the Contractor, ADHS and AHCCCS; and

18.5.6.6	May be an employee or subcontractor of the RBHA, but may not be from the Contractor’s delegated dental subcontractor.

18.5.7	Pharmacy Director/Coordinator:

18.5.7.1	Resides in Arizona;

18.5.7.2	Arizona licensed pharmacist or physician;

18.5.7.3	Oversees and administers the prescription drug and pharmacy benefits;

18.5.7.4	The Pharmacy Coordinator/Director may be an employee or Contractor of the Plan.

18.6	Organizational Staff

The Contractor shall have the following Organizational Staff, one person, per position, full-time, residing in or near the assigned Geographic Service Area in Greater Arizona which are dedicated to meeting the requirements of this Contract:

18.6.1	Integrated Health Care Development Officer:

18.6.1.1	Is an individual with experience in behavioral and physical health care systems including familiarity with Medicaid and Medicare systems;

18.6.1.2	Is responsible for coordinating and overseeing activities of Contractor’s Integrated Health Care Office including the Integrated Health Care Plan; and

18.6.1.3	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona.

18.6.2	Chief Clinical Officer (CCO):

18.6.2.1	Is an Arizona-licensed clinical practitioner;

18.6.2.2	Is responsible for clinical program development and oversight of service delivery;

18.6.2.3	Acts as the single point of contact for coordination of care with system stakeholders including; ADES/DDD, ADES/DCYF, and other state agencies when necessary; and

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.6.2.4	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona.

18.6.3	Children’s Medical Administrator:

18.6.3.1	Is an Arizona-licensed physician, board-certified in child/adolescent psychiatry, or board certified in general psychiatry;

18.6.3.2	Is responsible for clinical-medical programs for children and adolescents and QM and UM/MM programs for children and adolescents; and

18.6.3.3	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona.

18.6.4	Children’s System Administrator:

18.6.4.1	Is an Arizona-licensed clinical practitioner;

18.6.4.2	Collaborat es with child welfare, juvenile corrections, juvenile detention systems, and other child-serving agencies;

18.6.4.3	Is responsible to oversee the children’s service delivery system consistent with Exhibit 5, Arizona Vision-Twelve Principles for Children Service Delivery; and

18.6.4.4	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona.

18.6.5	Cultural Competency Administrator:

18.6.5.1	Is responsible for implementing Contractor’s Cultural Competency Program, the Cultural Competency Plan;

18.6.5.2	Oversight of all provisions in Section 12, Cultural Competency; and

18.6.5.3	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

18.6.5.4	Training and Workforce Development Administrator:

18.6.5.5	Is responsible for developing and implementing training programs;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.6.5.6	Workforce recruitment;

18.6.5.7	Oversight of training requirements; and

18.6.5.8	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona.

18.6.6	Quality Management Administrator:

18.6.6.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

18.6.6.2	Is an Arizona-licensed registered nurse, physician or physician’s assistant or a Certified Professional in Healthcare Quality (CPHQ) by the National Association for Health Care Quality (NAHQ) and/or Certified in Health Care Quality and Management (CHCQM) by the American Board of Quality Assurance and Utilization Review Providers;

18.6.6.3	Develops, implements, manages and oversees Contractor’s QM plan in collaboration with the CMO and the Performance Quality Improvement Coordinator;

18.6.6.4	Experienc e in quality management and quality improvement. Sufficient local staffing to meet the ADHS/AHCCCS quality management contractual and policy requirements must also be in place. Staff must report directly to the Quality Management Administrator; and

18.6.6.5	Is responsible for the following primary functions:

18.6.6.5.1	Ensures individual and systemic quality of care,

18.6.6.5.2	Integrates quality throughout the organization,

18.6.6.5.3	Implements process improvement,

18.6.6.5.4	Investigates, evaluates resolves, tracks and trends quality of care concerns, and

18.6.6.5.5	Ensures a credentialed provider network.

18.6.6.5.6	Conduct comprehensive quality-of-care investigations.

18.6.6.5.7	Conduct onsite quality management visits/reviews.

18.6.6.5.8	Conduct Care Needed Today/Immediate Jeopardy Investigations.

18.6.6.6	In addition, the Contractor must have sufficient, experienced quality management staff, who are licensed clinical or behavioral health professionals to meet the requirements of the quality management program.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.6.7	Performance Quality Improvement Coordinator:

18.6.7.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

18.6.7.2	Is a Certified Professional in Healthcare Quality (CPHQ)/(CHCQM) or has comparable education and experience in health plan data and outcomes measurement. Any staff under this position must be sufficient to meet the AHCCCS quality Improvement contractual and policy requirements. The primary functions of the Performance Quality Improvement Coordinator are:

18.6.7.3	Is responsible for focusing organizational efforts on improving clinical quality performance measures;

18.6.7.4	Develops and implements performance improvement projects;

18.6.7.5	Utilizes data to develop intervention strategies to improve outcomes; and

18.6.7.6	Reports quality improvement/performance outcomes.

18.6.8	Medical Management Administrator:

18.6.8.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

18.6.8.2	Is an Arizona-licensed registered nurse, physician or physician’s assistant if required to make medical necessity determinations, or has a Master’s degree in health services, health care administration, or business administration if not required to make medical necessity determinations; and

18.6.8.3	Is responsible for the following primary functions:

18.6.8.3.1	Consistently applies appropriate inpatient and outpatient medical necessity criteria,

18.6.8.3.2	Conducts appropriate concurrent review and discharge planning of inpatient stays,

18.6.8.3.3	Develops, implements and monitors care coordination and care management functions,

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.6.8.3.4	Monitors, analyzes and implements appropriate interventions based on utilization data, including identifying and correcting over or under utilization of services,

18.6.8.3.5	Oversees Arizona licensed nurses, physicians or physician’s assistants to coordinate prior authorization, certification and recertification of need functions twenty-four (24) hours per day, seven (7) days per week, and

18.6.8.3.6	Performs and coordinates concurrent review and retrospective review, including PASRR requirements, and

18.6.8.3.7	Monitors prior authorization functions and assures that decisions are made in consistent manner based on clinical criteria and meet timeliness standards as defined by the BBA.

18.6.9	Customer Services Administrator:

18.6.9.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

18.6.9.2	Manages and oversees systems for entry point access to the health care delivery system; and

18.6.9.3	Is responsible for the following primary functions:

18.6.9.3.1	Triage of all inquiries including information inquiries, service requests, crisis phone calls, complaints, grievances, appeals and quality of care issues, and

18.6.9.3.2	Compliance with standards for resolution, telephone abandonment rates and telephone hold times.

18.6.10	Network Development Administrator:

18.6.10.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

18.6.10.2	Manages and oversees network development, network sufficiency and network reporting functions;

18.6.10.3	Is responsible for network provider adequacy and appointment access;

18.6.10.4	Develops network resources in response to unmet needs;

18.6.10.5	Assures member choice of providers;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.6.10.6	Oversees timely inter-provider referrals and associated appointment access;

18.6.10.7	Resolves provider complaints;

18.6.10.8	Resolves disputes between providers;

18.6.10.9	Coordinate s provider site visits;

18.6.10.10	Reviews provider profiles;

18.6.10.11	Implements and monitors corrective action plans as needed; and

18.6.10.12	Submits provider service delivery reports.

18.6.11	Housing Administrator:

18.6.11.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

18.6.11.2	Acts as the interagency liaison with ADOH; and

18.6.11.3	Manages and oversees housing programs, including grants, special housing planning initiatives, and development and expansion of housing availability for members.

18.6.12	Employment/Vocational Administrator:

18.6.12.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

18.6.12.2	Acts as the interagency liaison with ADES/RSA; and

18.6.12.3	Manages and oversees vocational rehabilitation and employment support programs; vocational, employment; and business development services.

18.6.13	Information Systems Administrator:

18.6.13.1	Manages, oversees and is responsible for developing, maintaining and operating all components of Contractor’s Management Information Systems, related systems and data interfaces.

18.6.14	Claims/Encounters Administrator:

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.6.14.1	Manages, oversees and is responsible for all components and processes related to submitting timely and accurate claims and encounters; and assists with the prompt resolution of provider complaints and inquiries;

18.6.14.2	Facilitates the exchange of information between grievance, claims processing, and provider relations systems and providers; and

18.6.14.3	Is responsible for the following primary functions:

18.6.14.3.1	Educates staff and providers on claims submission requirements, coding updates, electronic claims transactions and electronic fund transfer; and available Contractor resources such as provider manuals, web site and fee schedules,

18.6.14.3.2	Interfaces with the Contractor’s call center to compile, analyze, and disseminate information from provider calls,

18.6.14.3.3	Identifies trends and guides the development and implementation of strategies to improve provider satisfaction, and

18.6.14.3.4	Communicates (ie telephonic and on site) with providers to assure the effective exchange of information and gain feedback regarding the extent to which providers are informed about appropriate claims submission practices.

18.6.15	Grievance System Administrator:

18.6.15.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

18.6.15.2	Is a licensed attorney or has a juris doctor degree from an accredited institution;

18.6.15.3	Manages, oversees, implements, administers and adjudicates member grievances and appeals, and provider claim disputes, arising under the Grievance System and for forwarding all member appeal requests for hearing to AHCCCS Office of Administrative Legal Services (OALS) with the requested information. The Grievance System Administrator and any staff under this position who manage and adjudicate disputes and appeals must be located in Arizona.

18.6.15.4	Is prohibited from acting as or under the supervision of Contractor’s in-house legal counsel, retained legal counsel, corporate counsel or risk management attorney.

18.6.16	Contract Compliance Administrator:

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.6.16.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

18.6.16.2	Manages and oversees overall compliance with Contract requirements;

18.6.16.3	Monitors the submission of Contract deliverables to ADHS/DBHS;

18.6.16.4	Coordinate s responses to ADHS/DBHS inquiries; and

18.6.16.5	Coordinate s the execution of Contract requirements and related compliance actions, including ADHS/DBHS Administrative Reviews, audits, corrective actions and ad hoc visits.

18.6.17	Individual and Family Affairs Administrator:

18.6.17.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

18.6.17.2	Builds partnerships with individuals, families, youth, and key stakeholders to promote recovery, resiliency and wellness;

18.6.17.3	Establishe s structure and mechanisms to increase the member and family voice in areas of leadership, service delivery and Contractor decision-making committees and boards;

18.6.17.4	Advocates for service environments that are supportive, welcoming and recovery oriented by implementing Trauma Informed Care (TIC) service delivery approaches and other initiatives;

18.6.17.5	Communic ates and collaborates with members and families to identify concerns and remove barriers that affect service delivery or member satisfaction;

18.6.17.6	Promotes the development and use of member and family support programs; and

18.6.17.7	Collaborat es with ADHS/DBHS’ Office of Individual and Family Affairs.

18.6.18	Communications/Public Relations Administrator:

18.6.18.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

18.6.18.2	Responds to media inquiries and is responsible for public relations, social marketing and outreach activities;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.6.18.3	Obtains approvals for communications materials;

18.6.18.4	Coordinate s and oversees the distribution of information including the member handbook, provider handbook, brochures, newsletters and information on Contractor’s web site; and

18.6.18.5	Collaborat es with ADHS/DBHS Communications Director and attends regular status updates and planning meetings as directed by ADHS/DBHS.

18.6.19	Tribal Coordinator:

18.6.19.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

18.6.19.2	Acts as the liaison with tribal nations;

18.6.19.3	Is responsible to address issues related to tribal structure and organization;

18.6.19.4	Promotes services and programs to improve the health of American Indian members including coordination of care;

18.6.19.5	Acts as the single point of contact regarding delivery of health services or any other issues concerning American Indians;

18.6.19.6	Meet on a monthly basis to discuss with the ADHS tribal liaison and Tribal Contract Administrator; AHCCCS tribal liaison and American Indian Health Care program coordinator to discuss tribal care coordination; and

18.6.19.7	Assists in the planning and provide support to a Bi-annual statewide American Indian Behavioral Health Forum concerning issues that are specific to tribal behavioral health and physical health services.

18.6.20	Prevention Administrator:

18.6.20.1	Acts as the primary liaison to ADHS/DBHS Prevention Services; and

18.6.20.2	Manages, oversees, implements and administrates Contractor’s prevention services programs.

18.6.21	Maternal/Child Health/EPSDT Coordinator:

18.6.21.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.6.21.2	Is an Arizona licensed nurse, physician or physician’s assistant or has a Master’s degree in health services, public health, health care administration or other related field, or a CPHQ or CHCQM Certification. Any staff under this position must be sufficient to meet the AHCCCS MCH/EPSDT contractual and policy requirements and must be located in Arizona. Maternal Child Health (MCH)/EPSDT staff must either report directly to the MCH/EPSDT Coordinator or the MCH/EPSDT Coordinator must have sufficient ability to ensure that AHCCCS MCH/EPSDT requirements are met. Sufficient local staffing under this position must be in place to meet quality and performance measure goals, and is responsible for the following primary functions:

18.6.21.2.1	Ensures receipt of EPSDT services for SMI members age eighteen (18) through twenty (20),

18.6.21.2.2	Ensures receipt of maternal and postpartum care,

18.6.21.2.3	Promotes family planning services,

18.6.21.2.4	Promotes individual preventive health strategies,

18.6.21.2.5	Identifies and coordinates assistance for identified member needs, and

18.6.21.2.6	Collaborates/Interfaces with community and system stakeholders.

18.6.23	Child Welfare Administrator:

18.6.23.1	Who has significant experience and expertise in child welfare; including operations of the Department of Child Safety (DCS).

18.6.23.2	Will serve as the interagency liaison with DCS, respond to DCS requests for RBHA support and serve as a single point of contact at the RBHA for DCS Staff and foster families.

18.7	Liaisons and Coordinators

The Contractor shall have a designated staff person to perform the duties and responsibilities of each liaison and coordinator position as follows:

18.7.1	Oral Health Liaison:

18.7.1.1	Is responsible for the oversight of dental service delivery for SMI members age eighteen (18) through twenty (20);

18.7.1.2	Is responsible for identification of available oral health community resources to members that do not have dental services coverage;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.7.1.3	Is responsible to collaborate with providers and other community resources to improve access to oral health care services for members that do not have dental services coverage; and

18.7.1.4	May be staff or subcontractor.

18.7.2	AHCCCS Eligibility Liaison:

18.7.2.1	Oversees AHCCCS’ eligibility screening and referral requirements.

18.7.3	Arizona State Hospital Liaison:

18.7.3.1	Is the single point of contact with the Arizona State Hospital and ADHS/DBHS to coordinate admissions, ongoing care, and discharges for members in the Arizona State Hospital.

18.7.4	Human Rights Committee Liaison:

18.7.4.1	Is the single point of contact with the regional Human Rights Committee (HRC) and the ADHS/DBHS Human Rights Committee Coordinator; and

18.7.4.2	Is responsible to provide information to the HRC and attend HRC meetings.

18.7.5	Physical Health Plan and Provider Coordinator:

18.7.5.1	Is the single point of contact regarding coordination of care with AHCCCS Health Plans and PCPs specifically to facilitate the sharing of clinical information for members not eligible to receive physical health care services.

18.7.6	Member Transition Coordinator:

18.7.6.1	Manages, oversees and coordinates inter-RBHA transfers, transfers from health plans, transfers to ALTCS contractors and transfers to other agencies or systems;

18.7.6.2	Locates the member’s affiliated clinical provider in the Contractor’s system;

18.7.6.3	Gathers, reviews and communicates clinical information requested by PCPs, Acute Care Plan Behavioral Health Coordinators, other treating professionals, and other involved stakeholders including providers under contract with Division Child Safety and Family Services and ADES/DDD;

18.7.6.4	Responds to and resolves administrative and programmatic issues identified or communicated by PCPs, Acute Care Plan Behavioral Health Coordinators, other treating professionals, and other involved stakeholders;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.7.6.5	Problem solves case management and medical management issues;

18.7.6.6	Identifies and addresses clinical issues requiring immediate attention; and

18.7.6.7	Collaborat es and coordinate with the Acute Care Health Plans regarding member specific issues or needs.

18.7.7	Emergency Response/Business Continuity and Recovery Liaison:

18.7.7.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona; and

18.7.7.2	Is the single point of contact to coordinate health response needs, recovery, and business functions in the event of a disaster, power outage or other event that causes a significant disruption in service delivery or business operations.

18.7.8	Court Liaison:

18.7.8.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

18.7.8.2	Is the single point of contact to communicate with the court and justice systems, including interaction with Mental Health Courts, Drug Courts, and other jail diversion programs; and

18.7.8.3	Is the interagency liaison with ADJC, ADOC, and AOC.

18.7.9	Corrections Coordinator:

18.7.9.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

18.7.9.2	Is the single point of contact to coordinate care between the facility where the eligible member is detained, the health plan, RBHA, and providers;

18.7.9.3	Shares information with the RBHA, health plan and providers to promote awareness of individual’s condition(s) at the point of admission and discharge from the detaining facility, as well as communicates the terms of the community release conditions;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.7.9.4	Assists individuals to find resources and services such as medication, housing, employment, behavioral health and physical health services;

18.7.9.5	Participate s in meetings via. telephone and teleconference, as needed; and

18.7.9.6	Ensures services and supports needed to safely return to the community upon release for SMI individuals and GMH/SA Non-Dual individuals who have the following complicated medical needs:

18.7.9.6.1	Skilled Nursing Facility (SNF) level of care,

18.7.9.6.2	Continuous oxygen,

18.7.9.6.3	Invasive treatment for Cancer,

18.7.9.6.4	Kidney Dialysis,

18.7.9.6.5	Home Health Services (example- Infusions, Wound Vacs),

18.7.9.6.6	Terminal Hospice Care,

18.7.9.6.7	HIV Positive,

18.7.9.6.8	Pregnant,

18.7.9.6.9	Insulin Dependent Diabetic,

18.7.9.6.10	Seizure Disorder, and

18.7.9.6.11	Active Treatment Hepatitis-C.

18.7.10	Court Coordinator

18.7.10.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

18.7.10.2	Is the single point of contact for information specific to the court’s disposition for eligible members (i.e. Drug Court, Mental Health Court, Criminal Proceedings);and

18.7.10.3	Communic ates court related follow-up/requirements to the individual’s health plan and/or RBHA.

18.7.11	CMDP Coordinator

18.7.11.1	Is the single point of contact to coordinate health information specific to Division Child Safety and Family Services eligible children in the CMDP Program; and

18.7.11.2	Participate s in meetings via telephone and teleconference, as needed.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.7.12	Quality Management Staff

18.7.12.1	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

18.7.12.2	Ensures timely, comprehensive quality of care investigative processes including but not limited to onsite quality investigations.

18.8	Training Program Requirements

The Contractor shall:

18.8.1	Create and implement a comprehensive training program and framework to include: appropriate training, continuing education, technical assistance, workforce development opportunities, and various modalities of training options to contractor and subcontractor personnel to promote and sustain a qualified, knowledgeable, skilled, and culturally competent workforce to successfully provide high quality services.

18.8.2	Develop and implement an Annual Training Plan that tracks, monitors, and ensures effectiveness and documentation of all trainings and ensures inclusion of the following minimum requirements:

18.8.2.1	Describes how the Contractor incorporates: Adult/Children’s Guiding Principles, Adult Learning Methods, Culturally Relevant Practices, Provider, and Community/Stakeholder input in the development of training curricula and the delivery of trainings;

18.8.2.2	Approache s to gather input from stakeholder agencies, individuals, family members, and communities in the development of training curricula and delivery of training to meet the needs of the GSAs;

18.8.2.3	Methods to ensure effectiveness of trainers by assessing skills and knowledge of content and detailing the availability of resources to effectively facilitate trainings;

18.8.2.4	Strategies to identify training needs, quality concerns, evaluations, and analyses of training efforts on a quarterly, annually and as-needed basis to ensure high quality training procedures; and

18.8.2.5	Describes how a system wide training quality assurance process is incorporated, developed and maintained by using case file reviews, complaint data, utilization data, and grievance and appeal data to identify additional technical assistance or training needs as applicable.

18.8.3	Include culturally and linguistically appropriate components in each training topic to include culturally and linguistically appropriate standards, language access services, and culturally competent care for underrepresented and or underserved individuals accessing and receiving services.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.8.4	Allocate financial resources to provide initial and ongoing training, technical assistance, and professional development (coaching/modeling) to all personnel, service providers, and members.

18.8.5	Maintain a sufficient number of accessible qualified trainers who are subject matter experts in the training topic to effectively facilitate training sessions and develop training curriculums.

18.8.6	Submit and demonstrate evidence of completion of all training requirements for personnel, service providers, and members, which may include but not limited to: the number of participants, participant completion lists, training calendars, training curriculums, training assessments, and sign in sheets as part of ongoing reporting.

18.8.7	Provide and track initial orientation and training for contractor and subcontractor staff to become knowledgeable and skilled with understanding, implementing, and operating in a health care delivery system to include but not limited to: AHCCCS Overview; Assessment/Screening Tools; Clinical Protocols/Best Practices; Complaint/Grievance Processes; Confidentiality/HIPAA; Cultural Competency; Customer Service; Demographic Data Sets, Fraud, Waste, and Program Abuse; Managed Care Concepts; Step Therapy; Special Assistance; appropriate utilization of emergency room services including behavioral health emergencies; and Quality of Care Concerns.

18.8.8	Provide and track ongoing training to sustain and enhance the knowledge and skills of contractor staff, subcontractor staff, and system stakeholders to include but not limited to: American Society of Addition Medicine Patient Placement Criteria (ASAM PPC-2R); Child and Adolescent Service Intensity Instrument (CASII); Cultural Competency; Demographic Data Sets/Encounters; Disability Benefits 101; Fraud, Waste, and Program Abuse; Special Assistance, Ticket to Work; Quality of Care Concerns, and Workforce Development.

18.8.9	Ensure compliance and documentation of trainings of contractor and subcontractor staff as applicable to maintain licensure and/certifications to include but not limited to: ADHS/Division of Licensing Services; Home Care Training to Home Care Clients (HCTCs); and Community Service Agencies (CSAs).

18.8.10	Provide and track training to child serving state agencies on Arizona Vision-Twelve Principles for Children Service Delivery and for coaching state agency personnel in working with children and families who have behavioral health needs.

18.8.11	Make available and track trainings, coaching and collaboration with other collaborative partners, to include but limited to: Adult Protective Services(APS), Department of Corrections, First Responders and Educational Entities on the Arizona System Principles, Recovery and Resiliencies Adult Principles to increase awareness for personnel working with individuals and families who have behavioral health needs.

18.8.12	Train on prior authorization processes to member service personnel within Greater Arizona on the utilization of mapping search engines such as MapQuest, Yahoo Maps or Google Maps for the purpose of authorizing services, recommending providers, and transporting members to the most geographically appropriate location.

18.8.13	Collaborate with ADHS/DBHS to coordinate and deliver training initiated by ADHS/DBHS in response to identified needs and participation in the Workforce Development Operations Committee meetings.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.9	Training Reporting Requirements

18.9.1	The Contractor shall submit deliverables in accordance with Exhibit 9.

18.10	Medical Records

The Contractor shall:

18.10.1	Retain consent and authorization for medical records as prescribed in A.R.S. § 12-2297 and in conformance with the ADHS/DBHS Policy on Behavioral Health Medical Record Standards. HIPAA related documents must be retained for a period of six years per [45 CFR 164.530(j)(2)].

18.10.2	Not be responsible as the owner of a member’s medical record, which is the property of the provider who generates the record.

18.10.3	Provide each member who requests one copy of his or her medical record free of charge annually and review the member’s request to amend or correct the medical record, as specified in [45 CFR part 164] and applicable state law.

18.10.4	Require subcontracted service providers to create a medical record when information is received about a member. If the PCP has not yet seen the member, such information may be kept temporarily in an appropriately labeled file, in lieu of establishing a medical record, but must be associated with the member’s medical record as soon as one is established.

18.10.5	Create written policies and procedures for the maintenance of medical records, which are documented accurately, timely, are readily accessible and permit prompt and systematic retrieval of information while maintaining confidentiality.

18.10.6	Create written standards for documentation on the medical record for legibility, accuracy and plan of care, which comply with the AHCCCS Medical Policy Manual and the ADHS/DBHS Policy on Behavioral Health Medical Record Standards.

18.10.7	Create written plans for providing training and evaluating providers’ compliance with the Contractor’s medical records’ standards.

18.10.8	Require subcontracted service providers to maintain legible, signed and dated medical records as follows:

18.10.8.1	Are written in a detailed and comprehensive manner;

18.10.8.2	Conform to good professional practice;

18.10.8.3	Permit effective professional review and audit processes; and

18.10.8.4	Facilitate an adequate system for follow-up treatment.

18.10.9	When a member changes his or her PCP, forward the member’s medical record or copies of it to the new PCP within ten (10) business days from receipt of the request for transfer of the medical record.

18.10.10	Provide ADHS/DBHS access to all members’ medical records whether electronic or paper within the time specified by ADHS/DBHS.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.10.11	Comply with federal and state confidentiality statutes, rules and regulations to protect medical records and any other personal health information that may identify a particular member or subset of members.

18.10.12	Establish and implement policies and procedures consistent with the confidentiality requirements in [42 CFR 431.300 et. seq.; 42 CFR 438.208 (b) (2) and (b)(4); 42 CFR 438.224; 45 CFR parts 160 and 164 subparts A and E; 42 CFR part 2] and A.R.S. § 36-509, for medical records and any other health and member information that identifies a particular member.

18.10.13	Provide initial and ongoing training to staff and providers to comply with confidentiality requirements and Contractor’s medical records standards.

18.10.14	Have the discretion to obtain a copy of a member’s medical records without written approval of the member, if the reason for such request is directly related to the administration of service delivery.

18.10.15	Have the discretion to release information related to fraud and abuse so long as protected HIV-related information is not disclosed (A.R.S. §36-664) and substance abuse information shall only be disclosed consistent with Federal and State law, including but not limited to [42 CFR 2.1] et seq.

18.11	Consent and Authorization

The Contractor shall:

18.11.1	Obtain consent and authorization to disclose protected health information in accordance with [42 CFR 431, 42 CFR part 2, 45 CFR parts 160 and 164], and A.R.S. § 36-509. Unless otherwise prescribed in federal regulations or statute, it is not necessary to obtain a signed release in order to share behavioral health related information with the member’s parent/legal guardian, primary care provider (PCP), the member’s Health Plan Behavioral Health Coordinator acting on behalf of the PCP or authorized state social service agencies.

18.11.2	Retain consent and authorization medical records as prescribed in A.R.S. § 12-2297 and in conformance with the ADHS/DBHS Policy on Behavioral Health Medical Record Standards.

18.12	Advance Directives

The Contractor shall:

18.12.1	Comply with the ADHS/DBHS Policy on Advance Directives.

18.13	Business Continuity/Recovery Plan and Emergency Response

The Contractor shall:

18.13.1	Develop, maintain and annually test a Business Continuity/Recovery Plan and Emergency Response to manage unexpected events that may negatively and significantly impact its ability to deliver services to members.

18.13.2	Specify in the plan, at a minimum, strategies to address:

18.13.2.1	Health facility closure or loss of subcontractor or other major network providers;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.13.2.2	Loss of power or telephonic failure at the Contractor’s main place of business or the crisis telephone line or loss of internet connection for providers that deliver crisis services;

18.13.2.3	Complete loss of use of the Contractor’s main site;

18.13.2.4	Loss of primary electronic information systems including computer systems and records;

18.13.2.5	Extreme weather conditions;

18.13.2.6	Strategies to communicate with ADHS/DBHS in the event of a business disruption;

18.13.2.7	Easy access to a list of customer priorities that address key factors that could cause disruption, and when the Contractor’s will be able to resume critical customer services; examples of these priorities are: Provider receipt of prior authorization; approvals and denials; members receiving transportation; and timely payment of claims;

18.13.2.8	Specific timelines for resumption of services. The timelines should note the percentage of recovery at certain hours and key actions required to meet those timelines; and

18.13.2.9	Periodic testing.

18.13.3	Train Key Staff and Organizational Staff to be familiar with and implement the Business Continuity/Recovery Plan and Emergency Response when necessary.

18.13.4	Require subcontractors and providers to develop and maintain Business Continuity/Recovery and Emergency Response Plans.

18.13.5	Design its Business Continuity/Recovery and Emergency Response Plans to address Contractor’s Arizona operations and include specific references to local resources.

18.14	Emergency Preparedness

The Contractor shall:

18.14.1	Upon ADHS/DBHS’ request, participate in health emergency response planning, preparation, and deployment in the event of a Presidential, State, or locally-declared disaster.

18.14.2	Be prepared for the following actions:

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.14.2.1	Participate in the development of a comprehensive disaster response plan, including, at a minimum, specific measures for:

18.14.2.1.1	Member management and transportation;

18.14.2.1.2	Plans for access to medications for displaced members;

18.14.2.1.3	Assess the needs of members, first responders and their families, victims, survivors, family members, and other community caregivers following an emergency or disaster considering short and long term stress management techniques; and

18.14.2.1.4	Maintain surveillance of health needs of members and the greater population in order to adjust health services to meet the population’s demand during and following an emergency or disaster.

18.14.3	Collaborate with local hospitals, emergency rooms, fire, and police to provide emergency health supports for first responders.

18.14.4	Coordinate with other RBHAs and health care organizations to assist in a disaster in Maricopa County or in the event of a disaster in another region of the state.

18.15	Emergency Preparedness; Business Continuity/Recovery Plan and Emergency Response Reporting Requirements

18.15.1	The Contractor shall submit deliverables related to Emergency Preparedness and Business Continuity and Recovery in accordance with Exhibit 9.

18.16	Legislative, Legal and Regulatory Issues

The Contractor shall:

18.16.1	Comply with Legislative changes, directives, regulatory changes, or court orders related to any term in this Contract.

18.16.2	Comply with program changes based on federal or state requirements that are unknown, pending or that may be enacted after Contract Award Date. Any program changes due to new or changing federal or state requirements will be reflected in future Contract amendments.

18.16.3	Comply with Medicare Part D regulations effective January 1, 2013.

18.16.4	Agree to an adjustment of capitation rates prior to Contract Performance Start Date or at any time during the Contract term for trend updates, impact cause by health care reform, Medicare Integration, and program and other changes that affect expected service delivery or administrative costs.

The following, which is not an all-inclusive list, are examples of issues that could result in program changes, for which the Contractor shall:

18.16.5	Patient Protection and Affordable Care Act: The Contractor shall comply with the applicable sections of the Patient Protection and Affordable Care Act (PPACA) including, but not limited to, the Health Insurer Fee and including those provisions as

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

adopted by AHCCCS in the Arizona State Plan. The Contractor shall provide services to Medicaid eligible individuals who will be covered by the Medicaid restoration and expansion starting January 1, 2014. Additionally, upon CMS approval, AHCCCS will implement modifications to cost sharing requirements, including but not limited to, the populations currently subject to mandatory and optional (nominal) copayments, copayment amounts, and services for which copays are required. The effective date of these provisions will be communicated after CMS approval. AHCCCS will provide the Contractor time to modify systems and address member and provider communications.

18.16.6	Participate in care coordination data sharing as prescribed by AHCCCS between Medicaid Managed Care Organizations (MCO) and Exchange Qualified Health Plans for those members that transition between Medicaid and Exchange health care coverage.

18.16.7	Comply with the Center for Medicare and Medicaid policies, directives and guidelines.

18.16.8	Comply with Legislative changes:

18.16.8.1	To the state’s budget;

18.16.8.2	That affect covered services; and

18.16.8.3	That modify, alter or create obligations that affect programs, policies or requirements in this Contract;

18.16.9	Comply with Executive Orders.

18.16.10	Comply with Regulatory changes affecting licensing, privileging, certification and credentialing.

18.16.11	Comply with CMS’ approval or denial of any request by AHCCCS for an 1115 Waiver amendment, State Plan amendment or permission to participate in a demonstration project. This includes the waiver of member choice of acute health plan that was submitted to CMS by AHCCCS in 2014, which would provide the state with the flexibility to require one Contractor(s) to provide integrated health care services to SMI members in Greater Arizona.

18.16.12	Comply with Court orders in existing or future litigation in which the state is a defendant.

18.16.13	Participate in any demonstration projects or activities to plan, promote and implement integrated health care service delivery and care coordination for dual eligible members.

18.17	Pending Legislation and Other Issues

The Contractor shall:

18.17.1	Be aware that the Health Information Technology for Economic and Clinical Health Act (HITECH) includes provisions designed to encourage the adoption and use of health information technology including EHRs, e-prescribing and the development of a health information exchange (HIE) infrastructure. ADHS and its Contractors support these new evolving technologies, designed to create efficiencies and improve effectiveness of care resulting in improved patient satisfaction with the health care experience.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.17.2	Actively participate in offering information and providing provider support and education to further expand provider adoption and use of health information technology.

18.17.3	Review operational processes to reduce provider hassle factors by implementing technological solutions for those providers utilizing electronic health records and to incentivize providers to implement and meaningfully use health information technology as a standard of doing business.

18.17.4	Expand utilization of health information technology as it relates to health care management and Contractor deliverables in the following areas:

18.17.4.1	Access to care;

18.17.4.2	Care coordination;

18.17.4.3	Pharmacy, including but not limited to polypharmacy;

18.17.4.4	Evidence based care;

18.17.4.5	Disease management;

18.17.4.6	EPSDT services;

18.17.4.7	Coordinati on with community services;

18.17.4.8	Referral management;

18.17.4.9	Discharge planning;

18.17.4.10	Performan ce Measures;

18.17.4.11	Performance improvement projects;

18.17.4.12	Medical record review;

18.17.4.13	Quality of care review processes;

18.17.4.14	Quality improvement;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.17.4.15	Claims review;

18.17.4.16	Prior authorization; and

18.17.4.17	Claims.

18.17.5	Comply with the applicable Sections of the Patient Protection and Affordable Care Act (PPACA) including, but not limited to, the Health Insurer Fee and including those provisions as adopted by AHCCCS in the Arizona State Plan.

18.17.6	Recognize that ADHS will be in compliance with Federal and State transparency initiatives. ADHS may publicly report or make available any data, reports, analysis or outcomes related to Contractor activities, operations and/or performance. Public reporting may include, but is not limited to, the following components:

18.17.6.1	Use of evidence based guidelines;

18.17.6.2	Identification and publication of top performing Contractors;

18.17.6.3	Identification and publication of top performing providers;

18.17.6.4	Program pay for performance payouts;

18.17.6.5	Mandated publication of guidelines;

18.17.6.6	Mandated publication of outcomes;

18.17.6.7	Identificati on of Centers of Excellence for specific conditions, procedures or member populations; and

18.17.6.8	Establishment of Return on Investment goals.

18.17.7	ICD-10 Readiness: In 2009 the Federal government published the final regulation that adopted the ICD-10 code sets as HIPAA standards (45 CFR 162.1002). As HIPAA covered entities, State Medicaid programs must comply with use of the ICD-10 code sets by the deadline established by CMS. The compliance date published in the final rule is October 1, 2013. However, in 2014 the compliance effective date was further delayed to October 1, 2015, though AHCCCS did not amend its requirement that the Contractor be ready to implement ICD-10 effective October 1, 2014.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.18	Copayments

The Contractor is required to comply with A.A.C. R9-22-711, ACOM Policy 431 and other directives by AHCCCS.

18.18.1	Those populations exempt from copayments or subject to nominal (optional) copayments may not be denied services due to the inability to pay the copayment [42 CFR 438.108]. However, for those populations subject to mandatory copayments services may be denied for the inability to pay the copayment.

18.19	Administrative Performance Standards

The Contractor shall comply with the following:

18.19.1	Member Services and Provider Services/Claims Services telephonic performance standards.

18.19.2	Credentialing Timeliness standards.

For telephonic performance:

18.19.3	Respond to telephone calls within the maximum allowable speed of answer, which is forty-five (45) seconds. See Exhibit 1, Definitions, for an explanation of “Speed of Answer (SOA)”.

18.19.4	Achieve the following standards for all calls to its member services and centralized provider telephone system:

18.19.4.1	The Monthly Average Abandonment Rate shall be five per cent (5%) or less;

18.19.4.2	First Contact Call Resolution shall be seventy per cent (70%) or better; and

18.19.4.3	The Monthly Average Service Level shall be seventy-five per cent (75%) or better.

18.19.5	Calculate its performance with the standards as follows:

18.19.5.1	The Monthly Average Abandonment Rate (AR) is the number of calls abandoned in a twenty-four (24) hour period divided by the total number of calls received in a twenty-four (24) hour period. The ARs are then summed and divided by the number of days in the reporting period;

18.19.5.2	First Contact Call Resolution Rate (FCCR) is the number of calls received in a twenty-four (24) hour period for which no follow up communication or internal phone transfer is needed, divided by Total number of calls received in a twenty-four (24) hour period. The daily FCCRs are then summed and divided by the number of days in the reporting period;

18.19.5.3	The Monthly Average Service Level (MASL) is the calls answered within forty-five (45) seconds for the month reported, divided by the total of month’s answered calls, plus the month’s abandoned calls, plus, if available, the month’s calls receiving a busy signal; and

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.19.5.4	The Speed of Answer is defined as the on line wait time in seconds that the member/provider waits from the moment the call is connected in the Contractor’s phone switch until the call is picked up by a Contractor representative or Interactive Voice Response System (IVR). If the Contractor has IVR capabilities, callers must be given the choice of completing their call by IVR or by Contractor representative.

18.19.6	Report performance on meeting the standards on a monthly basis for both the Member Services and Provider telephone lines.

18.19.7	For each of the Telephonic Performance Standards, report the number of days in the reporting period that the standard was not met.

18.19.8	Report instances of down time for the centralized telephone lines, the dates of occurrence and the length of time they were out of service.

18.19.9	Retain back up documentation for the report, to the level of measured segments in the twenty-four (24) hour period a rolling twelve (12) month period.

18.19.10	For Credentialing Timeliness, the Contractor shall:

18.19.10.1	Process credentialing applications in a timely manner; and

18.19.10.2	Calculate the timeliness of provisional and initial credentialing by dividing the number of complete applications processed (approved/denied) during the time period by the number of complete applications that were received during the time period.

18.19.11	Achieve the following standards for processing:

Credentialing Type	14 days	90 days	120 days	180 days
Initial		90%	95%	100%
Provisional	100%

18.19.12	Submit a quarterly report for all credentialing applications as specified in Exhibit 9 and below:

18.19.12.1	Number of applications received;

18.19.12.2	Number of completed applications received separated by type: provisional or initial;

18.19.12.3	Number of completed provisional credentialing applications approved;

18.19.12.4	Number of completed provisional credentialing applications denied;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.19.12.5	Number of initial credentialing applications approved;

18.19.12.6	Number of initial credentialing applications denied; and

18.19.12.7	Number of initial (include provisional in this number) applications processed within ninety (90), one-hundred twenty (120), and one hundred eighty (180) days.

18.20	SMI Eligibility Determination

The Contractor shall:

18.20.1	Be responsible to assess and screen to identify persons who may meet the SMI eligibility criteria; conduct SMI evaluations as required under the ADHS/DBHS Policy on SMI Eligibility Determinations; and, refer SMI evaluation results to an organization identified by ADHS/DBHS that will determine whether a person meets the criteria for SMI Eligibility.

18.20.2	Cooperate with the SMI Eligibility determination organization by establishing and implementing systems or processes for communication, consultation, data sharing and the exchange of information.

18.20.3	Comply with standards and requirements for SMI Eligibility screening, evaluation and referral processes as directed by ADHS/DBHS.

18.20.4	Comply with applicable SMI Eligibility reporting requirements as directed by ADHS/DBHS.

18.21	Material Change to Business Operations

The Contractor shall:

The Contractor is responsible for evaluating all operational changes, including unexpected or significant changes, and determining whether those changes are material changes to the Contractor’s business operations [42 CFR 438.207 (c)]. All material changes to the business operations must be approved in advance by ADHS/AHCCCS. Define a material change to business operations as any change in overall business operations (i.e., policy, process, protocol, such as prior authorization or retrospective review) that affects, or can reasonably be foreseen to affect, the Contractor’s ability to meet the performance standards as described in this Contract including, but not limited to, any changes that would impact or is likely to impact. It also includes any change that would impact more than five per cent (5%) of total membership and/or provider network in a specific GSA.

18.21.1	Submit a request for approval of a material change to business operations with information including, but not limited to, how the change will affect the delivery of covered services, the Contractor’s plans for maintaining the quality of member care, and communications to providers and members, as outlined in ACOM Policy 439 and as specified in Exhibit 9.

18.21.2	ADHS/AHCCCS will respond to the Contractor within thirty (30) days of the submission. A material change in the Contractor’s business operations requires thirty (30) days advance written notice to providers and members.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

See Exhibit 1, Definitions, for an explanation of a “Material Change to Operations”.

18.21.3	Include in the request, at a minimum:

18.21.3.1	Information regarding the nature of the operational change;

18.21.3.2	The reason for the change;

18.21.3.3	Methods of communication to be used; and

18.21.3.4	The anticipated effective date.

18.21.4	The requirements regarding material changes to operations do not extend to contract negotiations between the Contractor and a provider.

18.21.5	Conduct meetings with providers and members to address issues or to provide general information and technical assistance related to federal and state requirements, changes in policy, reimbursement matters, prior authorization and other matters as identified or requested by ADHS/DBHS.

18.22	Integrated Health Care Development Program

The Contractor shall:

18.22.1	Establish an Integrated Health Care Program that is responsible for promoting integrated health service delivery at both the administrative and clinical level.

18.22.2	Support the Integrated Health Care Program to provide leadership in collaborating with providers and system stakeholders to further integrated health care efforts.

18.22.3	Develop an Integrated Health Care Report that:

18.22.3.1	Describes Contractor’s challenges, lessons learned, priorities, past experience, future plans/initiatives, innovations, trends and opportunities related to integrated health care design and implementation;

18.22.3.2	Describes Contractor’s short and long term strategies, goals and measures for promoting integrated health care service delivery;

18.22.3.3	Describes Contractor’s programs to educate providers, members and system stakeholders of its integrated health care programs;

18.22.3.4	Describes Input from members, providers, and system stakeholders about their experiences with integrated health care services; and

18.22.3.5	Is approved by Contractor’s Governing Body.

18.22.4	Submit the initial Integrated Health Report to ADHS/DBHS two (2) months after Contract Performance Start Date and subsequent Integrated Health Reports annually thereafter.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.23	Governance Board

The Contractor shall:

18.23.1	Include in its Governance Board or governance structure at least twenty-five per cent (25%) of the voting members to be equally divided between peers and family members who are or have been active participants in the assigned geographical service area of Greater Arizona Behavioral Health system.

18.23.2	Not have Contractor staff serve as peer and family member representatives on the Governance Board.

18.24	Offshore Performance of Work Prohibition

18.24.1	In accordance with the Uniform Terms and Conditions, Section, Offshore Performance of Work Prohibited, ADHS has determined this Contract involves access to secure or sensitive data, to include, but not limited to member medical information and personal data. Accordingly, the Contractor shall:

18.24.2	Perform all Contract services within the defined territories of the United States to include work related to indirect or “overhead” services, redundant/back-up services or services that are incidental to the performance of this Contract.

18.25	Implementation

During the Contract Transition Period, the Contractor shall:

18.25.1	Collaborate with ADHS/DBHS to develop in transition activities to prevent interruption of services and promote continuity of care to members.

18.25.2	Establish and implement, at a minimum the following activities:

18.25.2.1	Define project management and reporting standards;

18.25.2.2	Establish communication protocols between the Contractor, ADHS/DBHS and providers;

18.25.2.3	Develop an Implementation Plan in conformance with Sections 18.25.3 through 18.25.12; and

18.25.2.4	Define expectations for content and format of Contract deliverables.

For its Implementation Plan, the Contractor shall:

18.25.3	Develop and submit a comprehensive Implementation Plan for ADHS/DBHS’ approval within ten (10) days of Contract Award Date.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.25.4	Provide ADHS/DBHS with verbal and written Implementation Plan updates and cooperate and communicate with ADHS/DBHS to resolve transition and implementation issues.

18.25.5	Include in the Implementation Plan, at a minimum, the following:

18.25.5.1	A detailed description of its goals, objectives, methods, key milestones, responsible person/department, due dates, testing, and verification strategies to demonstrate full readiness to comply with and implement all requirements in this Contract on or before the Contract Performance Start Date;

18.25.5.2	Identify key staff responsible for the transition;

18.25.5.3	Identify the individuals and number of staff assigned to the transition;

18.25.5.4	Specific time frames for key milestones and completing tasks;

18.25.5.5	Strategies for regular and ongoing communication to members, families, providers and system stakeholders;

18.25.5.6	Strategies for implementing a health care service delivery system using the framework in Section 18.24.5.1 to achieve full compliance with all obligations in Section 4, Scope of Services; and

18.25.5.7	Strategies for implementing its Management Information System, claims and encounter processing and other systems that rely on data or data processing using the framework in Section 18.24.5.1 to achieve full compliance with all obligations in Section 17, Information Systems and Data Exchange Requirements.

For personnel assigned to transition activities, the Contractor shall:

18.25.6	Designate its key staff no later than one (1) month after the date of Contract Award Date; and

18.25.7	Submit to ADHS/DBHS prior to the Contract Performance Start Date the resumes of each Key Staff position for ADHS/DBHS’ approval.

When transitioning members and operations, the Contractor shall:

18.25.8	Transition members receiving services in a manner that eliminates or minimizes disruption of care.

18.25.9	Permit members to maintain their current providers and service authorizations for a six-month time period from the date of enrollment with the Contractor, unless an assessment is performed prior to the expiration of the six (6)-month period, and the member agrees to a shorter time period.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

18.25.10	When directed by ADHS/DBHS, collaborate with providers and AHCCCS acute care health plans to develop and implement a member’s service plan.

18.25.11	Provide, at a minimum, to each member involved in the transition of care during the Contract Transition Period service information, emergency telephone numbers and instructions on how to obtain additional services.

18.25.12	Transition pending grievances, appeals, and customer service cases to assure timely resolution and have a sufficient number of qualified staff to meet filing deadlines and attend all court or administrative proceedings.

18.26	Readiness Review

The Readiness Review will be conducted prior to the start of business, which may include, but is not limited to, desk and on-site review of documents provide by the Contractor, a walk-through of the Contractor’s operations, system demonstrations including systems testing, and interviews with Contractors’ staff. The purpose of a Readiness Review is to assess the Contractor’s operational readiness and its ability to provide covered services to members at the start of the contract year.

The Contractor shall:

18.26.1	Cooperate with ADHS during the Readiness Review and subsequent to the Contract Performance Start Date to assess the Contractor’s readiness and ability to deliver covered services to members and to resolve previously identified operational deficiencies.

18.26.2	Develop and implement a corrective action plan in response to deficiencies identified during the Readiness Review when directed by ADHS/DBHS.

18.26.3	Not commence operations if the readiness review tasks are not met to ADHS/DBHS’ satisfaction.

18.26.4	Financially reimburse ADHS/DBHS any cost associated with necessary out of state travel needed to determine readiness and provide access to staff, documentation, and work space as requested by ADHS/DBHS.

For care coordination and transition activities, ADHS/DBHS may provide Contractor with on or after the Contract Award Date:

18.26.5	Twenty-four (24) to thirty-six (36) months of historical behavioral health encounter data for all member populations eligible to receive services under this Contract;

18.26.6	Twenty-four (24) to thirty-six (36) months of historical physical health care encounter data for all Medicaid eligible SMI members receiving physical health care services under this Contract; and

18.26.7	Medicare data.

19	MONITORING

19.1	General Monitoring Requirements

The Contractor shall:

19.1.1	Perform monitoring and regulatory action as determined by ADHS if the Contractor does not achieve the desired outcomes or maintain compliance with the contractual requirements.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

19.1.2	Be subject to reviews without notice in the event the Contractor undergoes a merger, reorganization, changes ownership or makes changes in three or more key staff positions within a twelve (12) month period, or to investigate complaints received.

19.1.3	Comply with all other medical audit provisions as required by ADHS.

19.2	Reporting Requirements

The Contractor shall:

19.2.1	Comply with all reporting requirements contained in this Contract. ADHS requirements regarding reports, report content and frequency of submission of reports are subject to change at any time during the term of the Contract.

19.2.2	Submit timely, accurate and complete reports or other information to ADHS/DBHS as required in this Contract [42 CFR 438.242(b)(2)] .

19.2.3	Be subject to corrective action or sanctions if a report or other information is submitted as untimely, inaccurate, or incomplete.

19.2.4	Comply with the following submission standards:

19.2.4.1	Timeliness : Reports or information submitted to ADHS/DBHS on or before scheduled due dates to the following email address: http://bhs-compliance.hs.azdhs.gov/default.aspxunless otherwise noted by 5:00 p.m. M.S.T. on the date due. If Contractor is directed to submit a specific report to a location other than http://bhs-compliance.hs.azdhs.gov/default.aspx, the Contractor shall post notification of the submission to http://bhs-compliance.hs.azdhs.gov/default.aspx upon delivery to the alternate location;

19.2.4.2	Accuracy: Reports or other information is prepared and submitted in strict conformity with authoritative sources and report specifications; and

19.2.4.3	Completen ess: Reports or other information is disclosed in a manner that is both responsive and relevant to the report’s purpose with no material omissions.

19.2.5	Comply with all changes as specified by ADHS/DBHS.

19.2.6	Continue to report beyond the term of the Contract when necessary including the processing of claims and encounter data because of lag time or other circumstances that delay submission of source documents by subcontractors.

19.2.7	Require subcontractors to be responsible for all reporting requirements and monitor subcontractor compliance with this requirement.

19.2.8	When receiving reports or other information directly from subcontractors, verify its accuracy, completeness, resolve discrepancies and develop a summary report, if appropriate, prior to submitting the report or information to ADHS/DBHS.

19.2.9	Annually the Contractor must submit an attestation that its policies align with AHCCCS policy and the Medicaid Managed Care Regulations found within [42 CFR 438] et.al.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

The attestation must be submitted with a comprehensive listing of the Contractor’s Policies.

19.3	Surveys

In addition to the annual member satisfaction survey in Section 10.8, the Contractor may be required to perform annual, general or focused member surveys.

The Contractor shall:

19.3.1	Obtain prior approval from ADHS/DBHS for the survey tool if required to perform a survey or the Contractor initiates a survey that is not required.

19.3.2	Submit a scope of work and a timeline for the survey project if the survey is not initiated by ADHS/DBHS. ADHS/DBHS may require inclusion of certain questions.

19.3.3	Submit data, results and the analysis of the results to ADHS/DBHS within forty-five (45) days of the completion of the project.

19.3.4	Bear all costs associated with the survey.

19.3.5	Collaborate with ADHS/DBHS to develop the survey tool.

19.3.6	Cooperate should ADHS or AHCCCS, periodically conduct surveys of a representative sample of the Contractor’s membership and providers. ADHS will consider suggestions from the Contractor for questions to be included in each survey. The results of these surveys, conducted by ADHS, will become public information and available to all interested parties on the ADHS website. The draft reports from the surveys will be shared with the Contractor prior to finalization. The Contractor will be responsible for reimbursing ADHS for the cost of these survey based on its share of AHCCCS enrollment.

19.3.7	Note that surveys may include Home and Community Based (HCBS) Member experience surveys, HEDIS Experience of Care Consumer Assessment of Healthcare Providers and Systems (CAHPS) surveys. Survey findings may result in the Contractor being required to develop a corrective action plan (CAP) to improve any areas noted by the survey or a requirement to participate in workgroups and efforts as a result of the survey results. Failure of the Contractor to develop a corrective action plan (CAP) and improve the area may result in regulatory action.

19.3.8	At least quarterly, the Contractor is required to survey a sample of its membership that have received services to verify that services the Contractor paid for were delivered as outlined in the ACOM Policy 424 [42 CFR 455.20].

19.4	Monitoring and Independent Review of the Contractor

The Contractor shall:

19.4.1	Cooperate with ADHS/DBHS’ on-site Annual Administrative Review.

19.4.2	Submit to ADHS/DBHS, in advance, or as otherwise directed, all documents and information related to Contractor’s, policies, procedures, job descriptions, contracts, logs, clinical and business practices, financial reporting systems, quality outcomes, timeliness, access to health care services, and any other information requested by ADHS/DBHS (42 CFR 438.204).

19.4.3	Make available on-site, or through other methods as directed by ADHS/DBHS, all requested medical records and case records selected for the review.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

19.4.4	During the on-site review and when requested by ADHS/DBHS, produce, as soon as possible, any documents not requested in advance by ADHS/DBHS, except medical records in the possession of a qualified service provider.

19.4.5	Allow ADHS/DBHS to have access to Contractor’s staff, as identified in advance, at all times during the on-site review.

19.4.6	Provide ADHS/DBHS with workspace, access to a telephone, electrical outlets, internet access and privacy for conferences while on-site.

19.4.7	Implement a corrective action plan when ADHS/DBHS’ review identifies deficiencies in performance.

19.4.8	Cooperate with ADHS/DBHS’ follow-up reviews, monitoring or audits at any time after the Annual Administrative Review to determine the Contractor’s progress in implementing a corrective action plan.

19.4.9	Cooperate and comply with AHCCCS’ Operational and Financial Reviews, including AHCCCS’ audit provisions.

19.4.10	Cooperate with AHCCCS by providing all documents and information related to Contractor’s, policies, procedures, job descriptions, contracts, logs, clinical and business practices, financial reporting systems, quality outcomes, timeliness, access to health care services, and any other information requested by AHCCCS.

19.4.11	Accept ADHS/DBHS technical assistance, when offered.

19.4.12	If the Contractor undergoes a merger, acquisition, reorganization, joint venture or has a change in ownership, or makes changes in three or more key staff positions within a twelve (12) month period, in accordance with ACOM Policy 317, cooperate with an administrative review, other than the Annual Administrative Review, when directed by ADHS/DBHS.

19.4.13	Pay for any additional costs incurred by ADHS/DBHS associated with on-site audits or other oversight activities that result when required administrative or managed care functions are located outside of the state.

19.4.14	Review and comment on a copy of the DRAFT of the findings that is provided prior to ADHS issuing the final report.

19.4.15	Implement all recommendations, made by the Review Team to bring the Contractor into compliance with Federal, State, and/or contract requirements.

19.4.16	Submit all modifications to the corrective action plan for approval in advance to ADHS.

19.4.17	Comply and work collaboratively with unannounced follow-up reviews that may be conducted at any time to determine the Contractor’s progress in implementing recommendations and achieving compliance.

19.4.18	Be on notice that review findings may be used in the scoring of subsequent bid proposals submitted by the Contractor.

19.4.19	Comply with all reporting requirements contained in this Contract and ADHS policy. In accordance with CMS requirements, ADHS has in effect procedures for monitoring the Contractors’ operations to ensure program compliance and identify best practices, including, but not limited to, evaluation of submitted deliverables, ad hoc reporting, and periodic focused and administrative reviews.

19.4.20	These monitoring procedures will include, but are not limited to, operations related to the following:

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

19.4.20.1	Member enrollment and disenrollment;

19.4.20.2	Processing grievances and appeals;

19.4.20.3	Violations subject to intermediate sanctions, as set for in Subpart I of [42 CFR 438];

19.4.20.4	Violations of the conditions for receiving federal financial participation, as set forth in Subpart J of [42 CFR 438]; and

19.4.20.5	All other provisions of the contract, as appropriate. [42 CFR 438.66(a)].

19.4.21	Administrative Reviews: In accordance with CMS requirements [42 CFR 434.6(a)(5)] and Arizona Administrative Code [Title 9, A.A.C. Chapter 22 Article 5], ADHS, or an independent agent, will conduct periodic Administrative Reviews to ensure program compliance and identify best practices [42 CFR 438.204].

19.4.22	The reviews will identify and make recommendations for areas of improvement, monitor the Contractor’s progress towards implementing mandated programs or operational enhancements, and provide the Contractor with technical assistance when necessary. The type and duration of the review will be solely at the discretion of ADHS.

19.4.23	Except in cases where advance notice is not possible or advance notice may render the review less useful, ADHS will give the Contractor at least three (3) weeks advance notice of the date of the scheduled Administrative Review. ADHS reserves the right to conduct reviews without notice to monitor contractual requirements and performance as needed. ADHS may conduct a review without notice in the event the Contractor undergoes a reorganization, or makes changes in three (3) or more key staff positions within a twelve 12-month period, or to investigate complaints received by ADHS. The Contractor shall comply with all other medical audit provisions as required by ADHS.

19.4.24	In preparation for the reviews, the Contractor shall cooperate with ADHS by forwarding in advance policies, procedures, job descriptions, contracts, records, logs and other material upon request. Documents not requested in advance shall be made available during the course of the review. Contractor personnel shall be available at all times during review activities. The Contractor shall provide an appropriate private workspace and internet access.

19.4.25	The Contractor will be furnished a copy of the draft Administrative Review report and given an opportunity to comment on any review findings prior to ADHS issuing the final report. The Contractor must develop corrective action plans based on these recommendations. The corrective action plans and modifications to the corrective action plans must be approved by ADHS. Unannounced follow-up reviews may be conducted at any time after the initial Administrative Review to determine the Contractor’s progress in implementing recommendations and achieving compliance.

19.4.26	The Contractor shall not distribute or otherwise make available the Administrative Review Tool, draft Administrative Review Report or final report to other Contractors.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

19.5	Corrective Action, Notice to Cure, Sanctions and Technical Assistance Provisions

19.5.1	Corrective Action: The Contractor shall develop and implement an ADHS/DBHS-approved corrective action plan when ADHS/DBHS determines that the Contractor is not in compliance with any term of this Contract.

19.5.2	Notice to Cure: Prior to the imposition of a sanction for non-compliance, ADHS may provide a written cure notice to the Contractor regarding the details of the non-compliance. If a notice to cure is provided to the Contractor, the cure notice will specify the period of time during which the Contractor must bring its performance back into compliance with contract requirements. The Contractor shall demonstrate compliance by the date specified in the Notice to Cure or be subject to a financial sanction or any other available remedy under this Contract if at the end of the specified time period, the Contractor has not demonstrated compliance as determined by ADHS/DBHS.

19.5.3	Sanctions: In accordance with applicable Federal and State regulations, R9-22-606, and the terms of this Contract. ADHS may impose sanctions, including but not limited to: temporary management of the Contractor; monetary penalties; suspension of enrollment, including auto assignments after the effective date of the sanction; granting members the right to terminate enrollment without cause and notifying the affected members of their right to disenroll; withholding of payments; and suspension, refusal to renew, or termination of the Contract or any related subcontracts. [42 CFR 422.208, 42 CFR 438.700, 702, 704, 42 CFR 438.706, 45 CFR 92.36(i)(1) 45 CFR 74.48] and A.R.S. §36-2903 (M). Written notice will be provided to the Contractor specifying the sanction to be imposed, the grounds for such sanction and either the length of suspension or the amount of capitation to be withheld.

19.5.4	The Contractor may dispute the decision to impose a sanction in accordance with the process outlined in A.A.C. 9-34-401 et seq.

19.5.5	The Contractor shall be subject to financial sanctions for failure to comply with any term of this Contract, including, at a minimum:

19.5.5.1	Substantial failure to provide required medically necessary covered services to a member;

19.5.5.2	Charging members fees or co-pays in excess of those permitted under the Medicaid program including the requirements in Section 18.17, Copayments and the ADHS/DBHS Policy on Co-payments;

19.5.5.3	Discriminat ion toward members on the basis of health status or need for health care services;

19.5.5.4	Misreprese ntation or falsification of information provided to ADHS/DBHS or AHCCCS;

19.5.5.5	Misreprese ntation or falsification of information provided to a member, potential member, subcontractor or health care provider;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

19.5.5.6	Noncompliance with the requirements for physician incentive plans in conformance with Section 16.1;

19.5.5.7	Distribution of marketing materials that have not been approved by ADHS/DBHS or that contain false or materially misleading information, directly or indirectly, through any agent or independent contractor;

19.5.5.8	Noncompliance with financial viability standards;

19.5.5.9	Material deficiencies in the Contractor’s provider network;

19.5.5.10	Noncompliance with quality of care and quality management requirements including performance measures;

19.5.5.11	Noncompliance with encounter submission standards;

19.5.5.12	Noncompliance with applicable state or federal laws or regulations;

19.5.5.13	Noncompliance with requirements to fund accumulated deficit in a timely manner;

19.5.5.14	Noncompliance with requirements to maintain or increase the Performance Bond in a timely manner;

19.5.5.15	Noncompliance with requirements in Sections 15.19 through 15.21 to report third party liability coverage and recovery cases;

19.5.5.16	Noncompliance with any provisions contained in this Contract;

19.5.5.17	Submitting untimely, incomplete or inaccurate reports, deliverables or other information requested by ADHS/DBHS;

19.5.5.18	Engaging in conduct which jeopardizes Federal Financial Participation; and

19.5.5.19	Noncompliance with being actively engaged in cost avoidance activities, the Contractor shall be subject to sanctions, in an amount not less than three times the amount that could have been cost avoided.

19.5.6	ADHS/DBHS shall consider the severity of the violation, and at its sole discretion, determine the amount of sanction.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

19.5.7	ADHS/DBHS shall provide written notice to the Contractor specifying the amount of the sanction, the grounds for the sanction, the amount of funds to be withheld from the Contractor’s administrative revenue payments, the steps necessary to avoid future sanctions and the Contractor’s right to file a Claims Dispute to challenge the sanction (42 CFR 438.710).

19.5.8	The Contractor shall complete all necessary steps to correct the violation that precipitated the sanction.

19.5.9	ADHS/DBHS, in its sole discretion, may impose additional sanctions, which may be equal to or greater than the sanction imposed for the unresolved violation, in the event the Contractor fails to adequately correct the violation within established timeframes.

19.5.10	ADHS/DBHS may offset against any payments due the Contractor until the full sanction amount is paid.

For AHCCCS Imposed sanctions against ADHS/DBHS, the Contractor shall:

19.5.11	Be responsible to pay the amount of financial sanctions imposed by AHCCCS against ADHS/DBHS for acts or omissions related to the Contractor’s performance or non-performance of the terms of this Contract. The Contractor’s payment shall not be due until AHCCCS has imposed financial sanctions against ADHS/DBHS.

19.5.12	Either reimburse ADHS/DBHS upon demand, or

19.5.13	Be subject to a withhold payment of any sanction, disallowance amount, or amount determined by AHCCCS to be unallowable, after exhaustion of the appeals process, provided the federal government does not impose the sanctions until after the appeals process is completed; and

19.5.14	Be responsible for payment according to ADHS/DBHS’ allocation of sanctions for the Contractor’s share of responsibility, if the sanction from AHCCCS is based on an act or omission that is the both the obligation of Contractor and one or more other RBHA.

19.5.15	Bear the administrative cost of, and fully assist ADHS/DBHS with, a Contractor-asserted Claims Dispute of a financial sanction to the Contractor.

For Technical Assistance the Contractor shall note the following Technical Assistance Provisions:

19.5.16	Recognize the ADHS’ technical assistance to help the Contractor achieve compliance with any relevant contract terms or contract subject matter issues does not relieve the Contractor of its obligation to fully comply with contract requirements or any and all other terms in this Contract.

19.5.17	Recognize that the Contractor’s acceptance of ADHS offer or provision of technical assistance shall not be utilized as a defense or a mitigating factor in a contract enforcement action in which compliance with contract requirements or any and all other terms is at issue.

19.5.18	Recognize that ADHS not providing technical assistance to the Contractor as it relates to compliance with a contract requirement or any and all other terms, shall not be utilized as a defense or a mitigating factor in a contract enforcement action in which compliance with contract requirements or any and all other terms is at issue.

19.5.19	Should a subcontractor to the RBHA participate in the technical assistance matter, in full or in part, the subcontractor participation does not relieve the RBHA of its contractual duties nor modify the RBHA’s contractual obligations.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

20	SUBCONTRACTING REQUIREMENTS

20.1	Subcontract Relationships and Delegation

The Contractor shall:

20.1.1	Be responsible for the administration, management and compliance with all requirements of this Contract, any subcontracts and hold subcontractors accountable for complying with all Contract terms, obligations and performance. Delegation of performance to a subcontractor does not terminate, relieve or reduce the legal responsibility of the Contractor for compliance with all Contract requirements and federal and state laws (42 CFR 438.230(a) and 434.6(c)).

20.1.2	Evaluate the prospective subcontractor’s ability to perform duties to be delegated.

20.1.3	Specify in writing the activities and report responsibilities delegated to the subcontractor including terms for revoking delegation or imposing sanctions if the subcontractor’s performance is inadequate (42 CFR 438.6(l); 42 CFR438.230 (b)(2)(ii)).

20.1.4	Monitor and formally review the subcontractor’s performance relative to industry standards and state law regulations on an ongoing basis according to a periodic schedule approved by ADHS/DBHS, in order to determine adequate performance (42 CFR 438.230(b)(3)).

20.1.5	Develop and implement a quarterly performance auditing protocol to evaluate compliance with the standards for all subcontracted transportation providers and require corrective action if standards are not met.

20.1.6	Identify any deficiencies or areas for improvement and require the subcontractor to initiate a corrective action plan as necessary.

20.1.7	Communicate the results of the subcontractor performance review and compliance the corrective action plan to ADHS/DBHS (42 CFR 438.230(b)(3)).

20.1.8	Inform ADHS/DBHS in writing if a subcontractor is noncompliant to the extent it would affect its ability to perform the duties and responsibilities of the subcontract.

20.1.9	Require all subcontracts to contain full disclosure of all terms and conditions including disclosure of all financial or other requested information.

20.1.10	Have the discretion to designate Information related to subcontracts as confidential but may not withhold information from ADHS/DBHS as proprietary. Information designated as confidential may be disclosed by ADHS/DBHS as required by law.

20.1.11	Prohibit subcontractors, through the use of incentives or other practices, from denying, limiting or discontinuing medically necessary services to any member (42 CFR 438.210(e)).

20.1.12	Prohibit covenant-not-to-compete requirements in its subcontracts.

20.1.13	Allow subcontractors to provide services to ADHS/DBHS, AHCCCS or any other ADHS/DBHS or AHCCCS contractor.

20.1.14	Include federal and state laws, regulations and policies in written agreements with subcontractors.

20.1.15	Not subcontract with any individual or entity that has been debarred, suspended or otherwise lawfully prohibited from participating in any public procurement activity, excluded from participation in Federal health care programs and shall include this requirement in written agreements with subcontractors.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

20.1.16	Not discriminate against particular providers that serve high-need populations or specialize in conditions that require costly treatment.

20.1.17	Maintain fully executed originals of all subcontracts, which shall be accessible to ADHS/DBHS within twenty-four (24) hours of request.

20.1.18	Require subcontractors to obtain Certificates of Insurance (ACORD) upon subcontract execution and monitor subcontractor compliance with insurance requirements at least annually.

20.1.19	Execute written agreements with subcontracted providers that deliver covered services, including out-of-state providers, except in the following circumstances:

20.1.19.1	A provider that delivers services less than twenty-five (25) times during the Contract year;

20.1.19.2	A provider that refuses to enter into a subcontract with the Contractor;

20.1.19.3	A provider that delivers emergency services on a one-time or infrequent basis;

20.1.19.4	Individual providers as described in the AHCCCS Medical Policy Manual;

20.1.19.5	Hospitals, in conformance with Section 20.2;

20.1.19.6	A provider that primarily performs services in an inpatient setting; and

20.1.19.7	After the Contractor’s Medical Director review, Contractor determines that a written agreement would not benefit Contractor or its members.

20.1.20	Submit documentation of a refusal described in 20.1.19.2 to ADHS/DBHS within seven (7) days of its final attempt to enter into a subcontract.

20.1.21	Require subcontractors to provide a description of the subcontractor’s service delivery cost record keeping system.

20.1.22	Not enter into subcontracts that contain compensation terms that discourage providers from serving any specific eligibility category, except in cost sharing agreements.

20.1.23	Provide hospitals and provider groups ninety (90) days’ notice prior to a subcontract termination without cause. Subcontracts between the Contractor and sole practitioners are exempt from this requirement.

20.1.24	Develop and implement financial incentives or other methods in its subcontracts to improve whole health outcomes and to improve performance on the required SAMHSA National Outcome Measures (NOMS).

20.1.25	The terms of subcontracts shall be subject to the applicable material terms and conditions of the contract existing between the Contractor and ADHS/DBHS for the provision of covered services.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

20.1.26	Be responsible for ensuring that its subcontractors are notified when modifications are made to the AHCCCS guidelines, policies, and manuals.

20.1.27	Include in written agreements with subcontractors that subcontracted providers are subject to ADHS direct collection for Fraud, Waste, and Program Abuse (FWA) overpayments involving ADHS funding, other than Medicaid funding. Subcontracts must specify that such direct collection from ADHS occurs in the event of Contractor’s termination or expiration of its contract with ADHS.

20.1.28	Include the following verbatim in every contract in which the Contractor and subcontractor have a capitated arrangement/risk sharing arrangement:

20.1.28.1	If <the Subcontractor> does not bill <the Contractor>, <the subcontractor’s> encounter data that is required to be submitted to <the Contractor> pursuant to contract is defined for these purposes as a “claim for payment”. <The Subcontractor’s> provision of any service results in a “claim for payment” regardless of whether there is any intention of payment. All said claims shall be subject to review under any and all fraud and abuse statutes, rules and regulations, including but not limited to Arizona Revised Statute (A.R.S.) § 36-2918.

20.2	Hospital Subcontracts and Reimbursement

When subcontracting with hospitals for physical health care services for SMI members, the Contractor shall:

20.2.1	Reimburse hospitals for inpatient and outpatient hospital services, in the absence of a contract between the Contractor and a hospital providing otherwise, as required by A.R.S. §§36-2904 and 2905.01, and 9 A.A.C. 22, Article 7, which includes without limitation: reimbursement of the majority of inpatient hospital services with discharge dates on and after October 1, 2014, using the APR-DRG payment methodology in R9-22-712.60 through R9-22-712.81; reimbursement of limited inpatient hospital services with discharge dates on and after October 1, 2014, using per diem rates described in R9-22-712.61; and, in Pima and Maricopa Counties, payment to non-contracted hospitals at 95% of the amounts otherwise payable for inpatient services. The required use of APR-DRG applies to Physical Health only.

20.2.2	When the principal diagnosis on the inpatient claim is a behavioral health diagnosis (even when physical health services are included in the claim), the Contractor shall reimburse the hospital using per diem rates prescribed by ADHS and described in A.A.C. R9-22-712.61(B) regardless of the hospital type.

20.2.3	When the principal diagnosis on the inpatient claim is a physical health diagnosis (even when behavioral health services are included in the claim), the Contractor shall reimburse the hospital using the APR-DRG payment methodology in A.A.C. R9-22-712.60 through A.A.C. R9-22-712.81 EXCEPT when the hospital is a rehabilitation hospital or a long term acute care hospital. For inpatient services with a principal diagnosis of physical health provided by a rehabilitation hospital or a long term acute care hospital, the Contractor shall reimburse the hospital using the per diem rates published in the Administration’s capped fee schedule as described in A.A.C. R9-22-712.61(A).

20.2.4	In Pima and Maricopa Counties, the Contractor shall pay non-contracted hospitals at 95% of the amounts otherwise payable for inpatient services with a principal diagnosis of physical health. The 5% discount does not apply to claims with a principal diagnosis of behavioral health.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

20.2.5	Upon request, shall make available to ADHS, all hospital subcontracts and amendments. The Contractor is encouraged to obtain subcontracts with hospitals in all GSAs.

20.2.6	Claims for services associated with transplants are paid in accordance with A.A.C. R9-22-712.61(A) and (C), except for inpatient transplant evaluation services which are paid using the APR-DRG payment methodology.

The Contractor may:

20.2.7	Conduct prepayment and post-payment medical reviews of all hospital claims including outlier claims. Erroneously paid claims are subject to recoupment. If the Contractor fails to identify lack of medical necessity through concurrent review and/or prepayment medical review, lack of medical necessity identified during post-payment medical review shall not constitute a basis for recoupment by the Contractor.

20.2.8	In the absence of a contract between Contractor and hospital the Contractor shall base the reimbursement for inpatient and outpatient hospital services as required by A.R.S. § 36-2904 and 2905.01, and 9 A.A.C. 22, Article 7, which includes without limitation:

20.2.8.1	Reimburse ment of the majority of inpatient hospital services with discharge dates on or after October 1, 2014 using the APR-DRG payment methodology in R9-22-712.60 through R9-22-712.81;

20.2.8.2	Reimburse ment of limited inpatient hospital services with discharge dates on or after October 1, 2014, using per diem rates described in R9-22-712.61; and

20.2.8.3	In Pima and Maricopa Counties, payment to non-contracted hospitals at 95% of the amounts otherwise payable for inpatient services.

20.2.9	A Contractor serving out-of-state border communities (except Mexico) is strongly encouraged to establish contractual agreements with the out- of –state hospitals in counties that are identified in ACOM policy 436. The Contractor is also encouraged to obtain subcontracts with all in state hospitals.

ADHS/DBHS may:

20.2.10	Subsequently adjust the sixty-five per cent (65%) standard in 20.2.5.

20.2.11	Require Contractor to execute a subcontract with a hospital if the number of emergency days at a non-subcontracted hospital becomes significant.

20.2.12	Maricopa and Pima counties Only: The Inpatient Hospital Reimbursement Program is defined in the A.R.S. §36-2905.01, and requires hospital subcontracts to be negotiated between Contractors in Maricopa and Pima counties to establish reimbursement levels, terms and conditions. Subcontracts shall be negotiated by the Contractor and hospitals to cover operational concerns, such as timeliness of claims submission and payment, payment of discounts or penalties and legal resolution, which may, as an option, include establishing arbitration procedures. These negotiated subcontracts shall remain under close scrutiny by ADHS to insure availability of quality services within specific service districts, equity of related party interests and reasonableness of rates.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

20.3	Management Services Subcontracts

The Contractor shall:

20.3.1	Have the discretion to subcontract with qualified organizations under a comprehensive management services agreement upon the prior written approval of ADHS/DBHS in conformance with 20.5.3 and 18.3.3.

20.3.2	Except as provided in 18.3.3, not delegate or enter into a subcontract or a comprehensive management services agreement to perform key operational functions that are critical for service delivery including integrated health care service delivery, including, at a minimum:

20.3.2.1	Grievance System;

20.3.2.2	Quality Management;

20.3.2.3	Medical Management;

20.3.2.4	Provider Relations;

20.3.2.5	Network and Provider Services contracting and oversight;

20.3.2.6	Member Services; and

20.3.2.7	Corporate Compliance.

20.3.3	Evaluate the performance of a subcontractor for the delivery of management services and submit the Annual Subcontractor Assignment and Evaluation Report in conformance with Exhibit 9.

20.3.4	Require management services subcontractors to prepare Business Continuity/Recovery Plans and Emergency Response in accordance with Section 18.13.

ADHS/DBHS may:

20.3.5	Perform a review and audit of actual management fees charged or allocations made in management services subcontracts.

20.3.6	Recoup funds or impose corrective action and financial sanctions if ADHS/DBHS determines the fees or allocations actually paid in management services subcontracts are unjustified or excessive.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

20.4	Prevention Subcontracts

For prevention service delivery subcontracts, the Contractor shall:

20.4.1	Require the subcontractor to comply with the Strategic Prevention Framework (SPF) Model.

20.4.2	Require the subcontractor to specify the work to be performed; type, duration and scope of the prevention strategy to be delivered; and approximate number of participants to be served.

20.4.3	Require the subcontractor to describe the evaluation methods to monitor performance and with the specific reporting requirements.

20.4.4	Require the subcontractor to comply with relevant SABG requirements.

20.4.5	Not incorporate prevention requirements into subcontracts for other covered services;

20.5	Prior Approval

The Contractor shall submit to ADHS/DBHS for prior approval:

20.5.1	Initial provider subcontract templates and substantive changes to template language at least thirty (30) days prior to the beginning date of the subcontract.

20.5.2	Any mergers, reorganizations or changes in ownership of a management services subcontractor.

20.5.3	Any management services subcontract at least sixty (60) days prior to the subcontract start date and include:

20.5.3.1	A corporate cost allocation plan for the management services subcontractor in accordance with OMB Circular A-122, whether for-profit or non-profit; and

20.5.3.2	A proposed management services fee agreement.

20.6	Training Subcontracts

For training service delivery subcontracts, the Contractor shall:

20.6.1	Require the subcontractor to comply with the ADHS/DBHS Training delivery, reporting, and curriculum requirements.

20.6.2	Require the subcontractor to specify the work to be performed; type, duration and scope of the training strategy to be delivered; and approximate number of participants to be served.

20.6.3	Require the subcontractor to describe the delivery and evaluation methods to monitor performance with the specific reporting requirements.

20.6.4	Require the subcontractor trainer/s to adhere to and comply with all trainer certification and/or licensure requirements.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

20.7	Minimum Subcontract Template Provisions

In addition to the Uniform Terms and Conditions, Section E.2, Subcontracts, the Contractor shall include the following in its subcontract templates:

20.7.1	A requirement that the subcontractor shall not arbitrarily deny or reduce the amount, duration, or scope of a required service solely because of the diagnosis, type of illness, or condition of the member [42 CFR 438.210(a)(3)(ii)].

20.7.2	For subcontractors licensed as a Level I or residential facility, a requirement to accept all referrals from the Contractor.

20.7.3	For subcontractors licensed as a Level I, residential or HCTC facility, a requirement to comply with Contractor’s quality management and medical management programs.

20.7.4	For subcontractors licensed as a residential facility that serves juveniles a requirement to comply with all relevant provisions in A.R.S § 36-1201.

20.7.5	A warranty that the subcontractor is in compliance with all federal Immigration laws and regulations and a statement that a breach of any such warranty shall be deemed a material breach of the applicable subcontract, subject to financial sanctions or termination of the subcontract.

20.7.6	Identification of the name and address of the subcontractor.

20.7.7	The method and amount of compensation or other consideration paid to the subcontractor.

20.7.8	Identification of the population to include patient capacity, to be covered by the subcontractor, including a description of the amount, duration and scope of medical services to be provided and for which compensation will be paid.

20.7.9	The term of the subcontract including beginning and ending dates, methods of extension, termination and renegotiation.

20.7.10	The specific duties of the subcontractor relating to coordination of benefits and determination of third party liability.

20.7.11	The specific duties of the subcontractor relating to identifying and determining Medicare and other third party liability coverage and to seek Medicare or third party liability payment before submitting claims or encounters to Contractor.

20.7.12	A description of the subcontractor’s patient, medical, dental and cost record keeping system.

20.7.13	A provision that requires compliance with ADHS/DBHS’ and Contractor’s quality management programs medical management programs and shall comply with the utilization control and review procedures in conformance with (42 CFR Part 456), and the AHCCCS Medical and Policy Manual.

20.7.14	A provision that a merger, acquisition, reorganization, joint venture or change in ownership or control of a subcontractor that is related to or affiliated with Contractor shall require a Contract amendment and prior approval of ADHS/DBHS in accordance with ACOM Policy 317.

20.7.15	A provision to obtain and maintain all insurance requirements in conformance with Special Terms and Conditions, Section T, Insurance Requirements and to submit a copy of all certificates of insurance to the Contractor.

20.7.16	A provision that the subcontractor is fully responsible for all tax obligations, Worker’s Compensation Insurance, and all other applicable insurance coverage obligations which arise under the subcontract for itself and its employees, as stated in Special Terms and Conditions, Section T, Insurance Requirements, and that AHCCCS or ADHS/DBHS shall have no responsibility or liability for any such taxes or insurance coverage.

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

20.7.17	A provision that incorporates by reference and requires compliance with the all the terms and conditions of this Contract including Documents Incorporated by Reference in Section 18.2.

20.7.18	A provision that requires compliance with encounter reporting and claims submission requirements as described in the subcontract and in accordance with Section 17.11 and the ADHS policy on Submitting Claims and Encounters to the RBHA.

20.7.19	A provision for the subcontractor to appeal a claim denial in accordance with Section 13.5 and the ADHS policy on Provider Claims Disputes.

20.7.20	A provision that requires the subcontractor to assist members in understanding their right to file grievances and appeals in conformance with all ADHS grievance system and member rights policies.

20.7.21	A provision to comply with audits, inspections and reviews in conformance with the ADHS policy on Encounter Validation Studies and any audits, inspections and reviews requested by the Contractor, ADHS/DBHS, or AHCCCS.

20.7.22	A provision to require cooperation with ADHS contractors or state employees in scheduling and coordinating services.

20.7.23	A provision to implement ADHS/DBHS, AHCCCS, or Contractor decisions issued to resolve a member or SMI grievance, member appeal, or claim dispute.

20.7.24	A provision to prohibit incentives in the form of compensation to individuals or entities that conduct subcontractor’s utilization management and concurrent review activities to deny, limit, or discontinue medically necessary services to any enrollee, (42 CFR 438.210(e)).

20.7.25	A provision to require subcontractor to conduct an assessment of cultural and linguistic needs, and deliver culturally appropriate services in conformance with ADHS/DBHS’ Cultural Competency Plan and the Contractor’s Cultural Competency Plan.

20.7.26	A provision to require subcontractor to comply with the ADHS/DBHS’ definition of medically necessary services.

20.7.27	A provision that AHCCCS is responsible for enrollment, re-enrollment and disenrollment of the covered population.

20.7.28	A provision that allows the Contractor to suspend, deny, refuse to renew or terminate any subcontract in accordance with the terms of this Contract and applicable law and regulation.

20.7.29	A provision that the subcontractor may provide the member with factual information, but is prohibited from recommending, steering or influencing the member’s selection of a Contractor.

20.7.30	If the subcontractor has a capitated arrangement/risk sharing arrangement; include verbatim in the subcontract template the following language:

20.7.30.1

“If the Subcontractor does not bill the Contractor (e.g., Subcontractor is capitated), the Subcontractor’s encounter data that is required to be submitted to the Contractor pursuant to contract is defined for these

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

purposes as a ‘claim for payment’. The Subcontractor’s provision of any service results in a ‘claim for payment’ regardless of whether there is any intention of payment. All said claims shall be subject to review under any and all fraud and abuse statutes, rules and regulations, including but not limited to A.R.S. § 36-2918.”

20.7.31	A provision that a subcontracted provider must obtain any necessary authorization from the Contractor or ADHS for services provided to eligible and/or enrolled members which require prior authorization.

20.7.32	A provision that the subcontractor agrees to identify Medicare and other third party liability coverage and to seek such Medicare or third party liability payment before submitting claims to the Contractor.

20.7.33	A description of the subcontractor’s patient, medical, dental and cost record keeping system.

20.7.34	A provision that the subcontractor must obtain any necessary authorization from the Contractor for services provided to eligible and/or enrolled members.

20.7.35	A provision that the subcontractor must comply with encounter reporting and claims submission requirements as described in the subcontract.

20.7.36	Provision(s) that allow the Contractor to suspend, deny, refuse to renew or terminate any subcontractor in accordance with the terms of this Contract and applicable law and regulation.

20.7.37	A provision that the subcontractor may provide the member with factual information, but is prohibited from recommending or steering a member in the member’s selection of a Contractor.

20.7.38	A provision that compensation to individuals or entities that conduct utilization management and concurrent review activities is not structured so as to provide incentives for the individual or entity to deny, limit or discontinue medically necessary services to any enrollee [42 CFR 438.210(e)].

20.7.39	All subcontracts must reference and require compliance with the Minimum Subcontract Provisions.

20.7.40	In the event of a modification to the Minimum Subcontract Provisions, the Contractor shall issue a notification of the change to its subcontractors within thirty (30) days of the published change and ensure amendment of affected subcontracts. Affected subcontracts shall be amended on their regular renewal schedule or within (6) six calendar months of the update, whichever comes first. See also ACOM Policy 416.

20.8	Subcontracting Reporting Requirements

The Contractor shall submit the following related to Subcontracting: Annually

20.8.1	Submit the Subcontractor Assignment and Evaluation Report within ninety (90) days from the start of the Contract year, detailing any Contractor duties or responsibilities that have been subcontracted and include the following:

20.8.1.1	Subcontractor’s name;

SCOPE OF WORK ADHS REGIONAL BEHAVIORAL HEALTH AUTHORITY - GREATER ARIZONA SOLICITATION NO: ADHS15-00004276

20.8.1.2	Delegated duties and responsibilities;

20.8.1.3	Most recent review date of the duties, responsibilities and financial position of the subcontractor;

20.8.1.4	A comprehensive evaluation of the performance (operational and financial) of the subcontractor;

20.8.1.5	Identified areas of deficiency;

20.8.1.6	Corrective action plans as necessary; and

20.8.1.7	The next scheduled review date.

Ad Hoc

20.8.2	Within twenty-four hours (24) hours of ADHS/DBHS’ request, fully executed copies of all subcontracts.

20.8.3	Prior to subcontract execution, and within twenty-four (24) hours of ADHS/DBHS’ request, copies of all provider subcontract templates.

SPECIAL TERMS AND CONDITIONS

CONTRACT NO: ADHS15-085892

1.	Definition of Terms

All of the definitions in the Uniform Terms and Conditions and Exhibit 1, “Definitions” are incorporated herein.

2.	Purpose

Pursuant to provisions of the Arizona Procurement Code, A.R.S. 41-2501, et seq., the State of Arizona, Department of Health Services (ADHS) intends to establish a contract for the materials or services as listed herein.

3.	Term of Contract

The “Term of Contract” shall commence on the Contract Award Date, include the Contract Transition Period and end thirty six (36) months after the Contract Performance Start Date. Contract Performance Start Date will begin on October 1, 2015, or a later date specified by ADHS, and shall continue for a period of three (3) years thereafter, unless terminated, canceled or extended as otherwise provided herein. The total Contract term for this section will be for three years delivering services to members, plus the Contract Transition Period. The State refers to the first three (3) Contract periods during the Term of Contract as:

3.1	First Contract period: Starts on the Contract Award Date, includes the Contract Transition Period, and ends twelve (12) months after Contract Performance Start Date.

3.2	Second Contract period: Starts after the end of the first Contract period and ends (12) months later.

3.3	Third Contract period: Starts after the end of the second Contract period and ends twelve (12) months later.

4.	Contract Extensions

Contract extension periods shall, if authorized by the State, begin after the “Term of Contract” section of these Special Terms and Conditions. This Contract is subject to two (2) additional successive periods of up to twenty-four (24) months per extension period. The State refers to Contract periods four (4) and five (5) during the Contract Extensions period as:

4.1	Fourth Contract period: Starts after the end of the third Contract period and is extended for a period of time not to exceed twenty-four (24) months.

4.2	Fifth Contract period: Starts after the end of the fourth Contract period and is extended for a period of time not to exceed twenty-four (24) months.

5.	Contract Type

☒ Firm Fixed-Price. In accordance with Scope of Work, section titled “Financial Management.”

6.	Maintenance of Requirements to do Business and Provide Services

The Contractor shall be registered with AHCCCS and shall obtain and maintain in current status, all federal, state and local licenses, permits and authority necessary to do business and render service under this Contract and, where applicable, shall comply with all laws regarding safety, unemployment insurance, disability insurance and worker’s compensation required for the operation of the business conducted by the Contractor.

SPECIAL TERMS AND CONDITIONS CONTRACT NO: ADHS15-085892

7.	Non-Exclusive Contract

Any contract resulting from this solicitation shall be awarded with the understanding and agreement that it is for the sole convenience of the State of Arizona. The State reserves the right to obtain like goods or services from another source when necessary, or when determined to be in the best interest of the State.

8.	Volume of Work

The ADHS does not guarantee a specific amount of work either for the life of the Contract or on an annual basis.

9.	Employees of the Contractor

All employees of the Contractor employed in the performance of work under the Contract shall be considered employees of the Contractor at all times, and not employees of the ADHS or the State. The Contractor shall comply with the Social Security Act, Workman’s Compensation laws and Unemployment laws of the State of Arizona and all State, local and Federal legislation relevant to the Contractor’s business.

10.	Order Process

The award of a contract shall be in accordance with the Arizona Procurement Code. Any attempt to represent any material and/or service not specifically awarded as being under contract with ADHS is a violation of the Contract and the Arizona Procurement Code. Any such action is subject to the legal and contractual remedies available to the state inclusive of, but not limited to, Contract cancellation, suspension and/or debarment of the Contractor.

11.	Inspection, Acceptance and Performance Standards

11.1	All services, data and required reports are subject to final inspection, review, evaluation and acceptance by the ADHS. The Contractor warrants that all services provided under this Contract will conform to the requirements stated herein. Should the Contractor fail to provide all required services or deliver work products in accordance with Contract standards or requirements, the State shall be entitled to invoke applicable remedies, including but not limited to, withholding payment to the Contractor and declaring the Contractor in material breach of the Contract. If the Contractor is in any manner in default of any obligation or the Contractor’s work or performance is determined by the State to be defective, sub-standard, or if audit exceptions are identified, the State may, in addition to other available remedies, either adjust the amount of payment or withhold payment until satisfactory resolution of the default, defect, exception or sub-standard performance. The Contractor shall reimburse the state on demand, or the State may deduct from future payments, any amounts paid for work products or performance which are determined to be an audit exception, defective or sub-standard performance. The Contractor shall correct its mistakes or errors without additional cost to the State. The State shall be the sole determiner as to defective or sub-standard performance.

11.2	At any time during the term of this Contract, the Contractor and its subcontractors shall fully cooperate with inspections by ADHS, AHCCCS, the U.S. Department of Health and Human Services, Centers for Medicare and Medicaid Services (CMS) the Comptroller General, the U.S. Office of Civil Rights, or any authorized representative of the Federal or State governments. The Contractor and its subcontractors shall allow the authorized representative of the Federal and State government:

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11.2.1	Access to the Contractor’s and subcontractor’s staff and members.

11.2.2	Access to books and records related to the performance of the Contract or subcontracts for inspection, audit and reproduction. This shall include allowing ADHS to inspect the records of any employee who works on the Contract.

11.2.3	On-site inspection, or other means, for the purpose of evaluating the quality, appropriateness, timeliness, and safety of services performed under this Contract. This inspection shall be conducted at reasonable times unless the situation warrants otherwise.

12.	Separate Incorporation, Prohibition Against Direct Service Delivery

12.1	The Contractor shall be separately incorporated in Arizona or be a separate legal entity from a parent, subsidiary or other related party or corporation for the purpose of conducting business as a Contractor with ADHS, whose sole activity is the performance of the requirements of this Contract.

12.2	The State may, at its discretion, communicate directly with the governing body or Parent Corporation or other related party of the Contractor regarding the performance of the Contractor or the performance of a subcontractor.

12.3	A.R.S. § 36-3410(C) prohibits a regional behavioral health authority and its subsidiaries from providing behavioral health services directly to clients. Because Special Terms and Conditions , 12.1 requires that the Contractor be a separate legal entity in Arizona whose sole activity is the performance of the requirements of this Contract, the statutory prohibition on direct behavioral health service deliver applies to the Contractor and any subsidiary of the Contractor.

13.	Conflict of Interest

The Contractor shall not knowingly engage in any actions or establish any relationships, arrangements, contracts or subcontracted provisions that would create a potential or actual conflict of interest (COI) regarding the performance of this Contract. If the Contractor discovers a COI and does not immediately notify ADHS and discontinue any conflicting activities or relationships, ADHS may consider the Contractor to be in breach of this Contract. If, as a result of a COI, ADHS incurs a financial loss to a State or federal program or the Contractor realizes an inappropriate financial gain to its organization, an employee or subcontractor, such loss or gain shall be considered an overpayment subject to recoupment by ADHS. In addition to exercising its remedies under this Contract, ADHS may refer the Contractor’s COI activities to the appropriate law enforcement agency as suspected fraud or program abuse.

14.	Records

14.1	The Contractor shall maintain all forms, records, reports and working papers used in the preparation of reports, files, correspondence, financial statements, records relating to quality of care, medical records, prescription files, statistical information and other records specified by ADHS for purposes of audit and program management. The Contractor shall comply with all specifications for record keeping established by ADHS and Federal and State law.

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14.2	The Contractor shall also require its independent auditor of financial statements to maintain all working papers related to an audit for a minimum of six (6) years after the date of the financial statement or completion of the Contract, whichever is longer.

14.3	The Contractor shall preserve and make available all records for a period of six (6) years from the date of final payment under this Contract except in the following cases:

14.3.1	If this Contract is completely or partially terminated, the records relating to the work terminated shall be preserved and made available for a period of six (6) years from the date of any such termination.

14.3.2	Records which relate to disputes, litigation, or the settlement of claims arising out of the performance of this Contract, or costs and expenses of this Contract to which exception has been taken by the State, shall be retained by the Contractor until such disputes, litigation, claims, or exceptions have been disposed of, or as required by applicable law, whichever is longer.

15.	Requests for Information and Ad Hoc Requests

15.1	ADHS may, at any time during the term of this contract, request financial or other information from the Contractor. Responses shall fully disclose all financial or other information requested. Information may be designated as confidential but may not be withheld from ADHS as proprietary. Information designated as confidential may not be disclosed by ADHS without the prior written notification of the Contractor except as required by law. Upon receipt of such requests for information from ADHS, the Contractor shall provide complete, accurate and timely information to ADHS as requested and no later than twenty (20) days after the receipt of the request, unless otherwise specified in the request itself.

15.2	If the Contractor believes the requested information is confidential and may not be disclosed to third parties, the Contractor shall provide a detailed legal analysis to ADHS, within the timeframe designated by ADHS, setting forth the specific reasons why the information is confidential and describing the specific harm or injury that would result from disclosure. In the event that ADHS withholds information from a third party as a result of the Contractor’s statement, the Contractor shall be responsible for all costs associated with the nondisclosure, including but not limited to legal fees and costs.

15.3	The Contractor shall be responsible for all costs associated with the nondisclosure, at a minimum; legal fees and costs in the event that ADHS/DBHS withholds information from a third party as a result of the Contractor’s statement that information is confidential along with describing the specific harm or injury that would result from disclosure.

16.	Contract Changes

When ADHS issues an Amendment to modify the Contract the provisions of the Amendment shall be deemed to have been accepted sixty (60) days after the date of transmission by ADHS, electronic or mail, even if Contractor has not signed or acknowledged the Amendment. If the Contractor refuses to sign the Amendment, ADHS may exercise its remedies under this Contract.

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17.	Merger, Acquisition, Reorganization, Joint Venture and Change in Ownership Requests

The Contractor shall obtain prior written approval of ADHS and sign a written Contract Amendment for any merger, acquisition, reorganization, joint venture or change in ownership of Contractor, or of a subcontracted provider that is a related party of the Contractor. The Contractor shall submit a detailed merger, acquisition, reorganization, joint venture and/or transition plan to ADHS for review and include strategies to ensure uninterrupted services to members eligible to receive services, evaluate the new entity’s ability to support the provider network, ensure that services to members are not diminished, and that major components of the organization and programs are not adversely affected by the merger, acquisition, reorganization, joint venture or change in ownership, in accordance with ACOM Policy 317.

18.	Exhibits

Documents set forth in the Exhibits 1 through 13, as they may be amended, are incorporated herein and made a part of this Contract.

19.	Indemnification Clause

19.1	To the extent allowed by law, Contractor shall defend, indemnify, and hold harmless the State of Arizona, its departments, agencies, boards, commissions, universities, officers, officials, agents, and employees (hereinafter referred to as “Indemnitee”) from and against any and all claims, actions, liabilities, damages, losses, or expenses (including court costs, attorneys’ fees, and costs of claim processing, investigation and litigation) (hereinafter referred to as “Claims”) for bodily injury or personal injury (including death), or loss or damage to tangible or intangible property caused, or alleged to be caused, in whole or in part, by the negligent or willful acts or omissions of Contractor or any of its owners, officers, directors, agents, employees or subcontractors. This indemnity includes any claim or amount arising out of or recovered under the Workers’ Compensation Law or arising out of the failure of such contractor to conform to any federal, state or local law, statute, ordinance, rule, regulation or court decree. It is the specific intention of the parties that the Indemnitee shall, in all instances, except for Claims arising solely from the negligent or willful acts or omissions of the Indemnitee, be indemnified by Contractor from and against any and all claims. It is agreed that Contractor will be responsible for primary loss investigation, defense and judgment costs where this indemnification is applicable. In consideration of the award of this contract, the Contractor agrees to waive all rights of subrogation against the State of Arizona, its officers, officials, agents and employees for losses arising from the work performed by the Contractor for the State of Arizona.

19.2	In the event of expiration or termination or suspension of the Contract by ADHS, the expiration or termination or suspension shall not affect the obligation of the Contractor to indemnify ADHS for any claim by any third party against the State or ADHS arising from the Contractor’s performance of this Contract and for which the Contractor would otherwise by liable under this Contract.

This indemnity shall not apply if the Contractor or Sub-contractor(s) is/are an agency, board, commission or university of the State of Arizona.

20.	Insurance Requirements

The insurance requirements herein are minimum requirements for this Contract and in no way limit the indemnity covenants contained in this Contract. The State of Arizona in no way warrants that the minimum limits contained herein are sufficient to protect the Contractor from liabilities that might arise out of the performance of the work under this contract by the Contractor, its agents, representatives, employees or subcontractors, and Contractor is free to purchase additional insurance.

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20.1	MINIMUM SCOPE AND LIMITS OF INSURANCE: Contractor shall provide coverage with limits of liability not less than those stated below.

20.1.1	Commercial General Liability – Occurrence Form

20.1.1.1	Policy shall include bodily injury, property damage, personal injury and broad form contractual liability coverage.

20.1.1.1.1	General Aggregate	$2,000,000

20.1.1.1.2	Products – Completed Operations Aggregate	$1,000,000

20.1.1.1.3	Personal and Advertising Injury	$1,000,000

20.1.1.1.4	Blanket Contractual Liability – Written and Oral	$1,000,000

20.1.1.1.5	Fire Legal Liability	$50,000

20.1.1.1.6	Damage to Rented Premises	$50,000

20.1.1.1.7	Each Occurrence	$1,000,000

20.1.1.2	Policies for insurance for professional service contracts with children or vulnerable adults, may be endorsed to include coverage for sexual abuse and molestation.

20.1.1.3	The policy shall be endorsed to include the following additional insured language: “The State of Arizona, and its departments, agencies, boards, commissions, universities, officers, officials, agents, and employees shall be named as additional insureds with respect to liability arising out of the activities performed by or on behalf of the Contractor.” Such additional insured shall be covered to the full limits of liability purchased by the Contractor, even if those limits of liability are in excess of those required by this Contract.

20.1.1.4	Policy shall contain a waiver of subrogation endorsement in favor of the “State of Arizona, and its departments, agencies, boards, commissions, universities, officers, officials, agents, and employees” for losses arising from work performed by or on behalf of the Contractor.

20.1.2	Business Automobile Liability:

20.1.2.1	Bodily Injury and Property Damage for any owned, hired, and/or non-owned vehicles used in the performance of this Contract.

20.1.2.1.1	Combined Single Limit (CSL)	$1,000,000

20.1.2.2	The policy shall be endorsed to include the following additional insured language: “The State of Arizona, and its departments, agencies, boards, commissions, universities, officers, officials, agents, and employees shall be named as additional insureds with respect to liability arising out of the activities performed by or on behalf of the Contractor, involving automobiles owned, leased, hired or

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borrowed by the Contractor.” Such additional insured shall be covered to the full limits of liability purchased by the Contractor, even if those limits of liability are in excess of those required by this Contract.

20.1.2.3	Policy shall contain a waiver of subrogation endorsement in favor of the “State of Arizona, and its departments, agencies, boards, commissions, universities, officers, officials, agents, and employees” for losses arising from work performed by or on behalf of the Contractor.

20.1.2.4	Policy shall contain a severability of interests provision.

20.1.3	Worker’s Compensation and Employers’ Liability

20.1.3.1	Workers’ Compensation Statutory

20.1.3.2	Employers’ Liability

20.1.3.2.1	Each Accident	$500,000

20.1.3.2.2	Disease – Each Employee	$500,000

20.1.3.2.3	Disease – Policy Limit	$1,000,000

20.1.3.3	Policy shall contain a waiver of subrogation endorsement in favor of the “State of Arizona, and its departments, agencies, boards, commissions, universities, officers, officials, agents, and employees” for losses arising from work performed by or on behalf of the Contractor.

20.1.3.4	This requirement shall not apply to: Separately, EACH contractor or subcontractor exempt under A.R.S. § 23-901, AND when such contractor or subcontractor executes the appropriate waiver (Sole Proprietor/Independent Contractor) form.

20.1.4	Professional Liability (Errors and Omissions Liability)

20.1.4.1	Each Claim	$1,000,000

20.1.4.2	Annual Aggregate	$2,000,000

20.1.4.3	In the event that the professional liability insurance required by this Contract is written on a claims-made basis, Contractor warrants that any retroactive date under the policy shall precede the effective date of this Contract; and that either continuous coverage will be maintained or an extended discovery period will be exercised for a period of two (2) years beginning at the time work under this Contract is completed.

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20.1.4.4	The policy shall cover professional misconduct or wrongful acts for those positions defined in the Scope of Work of this contract.

20.1.4.5	In the event that the professional liability insurance required by this Contract is written on a claims-made basis, Contractor warrants that any retroactive coverage date shall be no later than the effective date of this Contract; and that either continuous coverage will be maintained or an extended discovery period will be exercised for a period of two (2) years beginning at the time work under this Contract is completed.

20.1.5	ADDITIONAL INSURANCE REQUIREMENTS: The policies shall include, or be endorsed to include, the following provisions:

20.1.5.1	The Contractor’s policies shall stipulate that the insurance afforded the contractor shall be primary insurance and that any insurance carried by the Department, and its agents, officials employees or the State of Arizona shall be excess and not contributory insurance, as provided by A.R.S. § 41-621 (E).

20.1.5.2	Coverage provided by the Contractor shall not be limited to the liability assumed under the indemnification provisions of this Contract.

20.1.6	NOTICE OF CANCELLATION: With the exception of (10) day notice of cancellation for non-payment of premium, any changes material to compliance with this contract in the insurance policies above shall require (30) days written notice to the State of Arizona. Such notice shall be sent directly to the The Arizona Department of Health Services, 1740 West Adams, Room, 303, Phoenix, AZ 85007 and shall be sent by certified mail, return receipt requested.

20.1.7	ACCEPTABILITY OF INSURERS: Contractors insurance shall be placed with companies licensed in the State of Arizona or hold approved non-admitted status on the Arizona Department of Insurance List of Qualified Unauthorized Insurers. Insurers shall have an “A.M. Best” rating of not less than A- VII. The State of Arizona in no way warrants that the above-required minimum insurer rating is sufficient to protect the Contractor from potential insurer insolvency.

20.1.8	VERIFICATION OF COVERAGE: Contractor shall furnish the State of Arizona with certificates of insurance (ACORD form or equivalent approved by the State of Arizona) as required by this Contract. The certificates for each insurance policy are to be signed by a person authorized by that insurer on its behalf.

20.1.8.1	All certificates and endorsements are to be received and approved by the State of Arizona before work commences. Each insurance policy required by this Contract must be in effect at or prior to commencement of work under this Contract and remain in effect for the duration of the project. Failure to maintain the insurance policies as required by this Contract, or to provide evidence of renewal, is a material breach of contract.

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20.1.8.2	All certificates required by this Contract shall be sent directly to The Arizona Department of Health Services, 1740 West Adams, Room 303, Phoenix AZ. 85007. The State of Arizona project/contract number and project description shall be noted on the certificate of insurance. The State of Arizona reserves the right to require complete, copies of all insurance policies required by this Contract at any time.

20.1.9	SUBCONTRACTORS: Contractors’ certificate(s) shall include all subcontractors as insureds under its policies or Contractor shall furnish to the State of Arizona separate certificates and endorsements for each subcontractor. All coverages for subcontractors shall be subject to the minimum requirements identified above. Require Subcontractors to obtain Certificates of Insurance (ACORD) upon subcontract execution and monitor subcontractor compliance with insurance requirements as least annually.

Subcontractor adherence to insurance requirements shall be verified by the Contractor for all existing subcontracts and as new subcontracts are initiated.

20.1.10	APPROVAL: Any modification or variation from the insurance requirements in this Contract shall be made by the contracting agency in consultation with the Department of Administration, Risk Management Division. Such action will not require a formal Contract amendment, but may be made by administrative action.

20.1.11	EXCEPTIONS: In the event the Contractor or sub-contractor(s) is/are a public entity, then the Insurance Requirements shall not apply. Such public entity shall provide a Certificate of Self-Insurance. If the contractor or sub-contractor(s) is/are a State of Arizona agency, board, commission, or university, none of the above shall apply.

21.	Health Insurance Portability and Accountability Act (HIPAA) of 1996

21.1	The Contractor warrants that it is familiar with the requirements of HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act (HITECH Act) of 2009, and accompanying regulations and will comply with all applicable HIPAA requirements in the course of this Contract. Contractor warrants that it will cooperate with the Arizona Department of Health Services (ADHS) in the course of performance of the Contract so that both ADHS and Contractor will be in compliance with HIPAA, including cooperation and coordination with the Arizona Department of Administration-Arizona Strategic Enterprise Technology (ADOA-ASET) Office, the ADOA-ASET Arizona State Chief Information Security Officer HIPAA Coordinator and other compliance officials required by HIPAA and its regulations. Contractor will sign any documents that are reasonably necessary to keep ADHS and Contractor in compliance with HIPAA, including, but not limited to, business associate agreements.

21.2	If requested by the ADHS Procurement Office, Contractor agrees to sign a “Pledge To Protect Confidential Information” and to abide by the statements addressing the creation, use and disclosure of confidential information, including information designated as protected health information and all other confidential or sensitive information as defined in policy. In addition, if requested, Contractor agrees to attend or participate in HIPAA training offered by ADHS or to provide written verification that the Contractor has attended or participated in job related HIPAA training that is: (1) intended to make the Contractor proficient in HIPAA for purposes of performing the services required and (2) presented by a HIPAA Privacy Officer or other person or program knowledgeable and experienced in HIPAA and who has been approved by the ADOA-ASET Arizona State Chief Information Security Officer.

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21.3	Confidentiality Requirement. The Contractor shall safeguard confidential information in accordance with Federal and State laws regulations, policies, and ADHS/AHCCCS directives, including but not limited to, 42 CFR Part 431, Subpart F, A.R.S. §36-107, §36-2903 (for Acute), §36-2932 (for ALTCS), §41-1959 and §46-135, the Health Insurance Portability and Accountability Act (Public Law 107-191 Statutes 1936), 45 CFR Parts 160 and 164, and AHCCCS Rules.

22.	Pandemic Contractual Performance

22.1	The State shall require a written plan that illustrates how the Contractor shall perform up to contractual standards in the event of a pandemic. The State may require a copy of the plan at any time prior or post award of a Contract. At a minimum, the pandemic performance plan shall include:

22.1.1	Key succession and performance planning if there is a sudden significant decrease in Contractor’s workforce.

22.1.2	Alternative methods to ensure there are products in the supply chain.

22.1.3	An up to date list of company contacts and organizational chart, upon request.

22.2	In the event of a pandemic, as declared the Governor of Arizona, U.S. Government or the World Health Organization, which makes performance of any term under this Contract impossible or impracticable, the State shall have the following rights:

22.2.1	After the official declaration of a pandemic, the State may temporarily void the Contract(s) in whole or specific sections, if the Contractor cannot perform to the standards agreed upon in the initial terms.

22.2.2	The State shall not incur any liability if a pandemic is declared and emergency procurements are authorized by the Director as per A.R.S. 41-2537 of the Arizona Procurement Code.

22.2.3	Once the pandemic is officially declared over and/or the Contractor can demonstrate the ability to perform, the State, at is sole discretion, may reinstate the temporarily voided Contract(s).

22.3	The State at any time, may request to see a copy of the written plan from the Contractor. The Contactor shall produce the written plan within seventy-two (72) hours of the request.

23.	Certification of Compliance-Anti-Kickback and Laboratory Testing

23.1	The Contractor or any director, officer, agent, employee or volunteer of the Contractor shall not request nor receive any payment or other thing of value either directly or indirectly, from or for the account of any subcontractor (except such performance as may be required of a subcontractor under the terms of its subcontract) as consideration for or to induce the Contractor to enter into a subcontract with the subcontractor or any referrals of enrolled persons to the subcontractor for the provision of covered behavioral health services.

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23.2	By signing this Contract, the Contractor shall certifies that it has not engaged in any violation of the Medicare Anti- Kickback statute (42 USC §§1320a-7b) or the “Stark I” and “Stark II” laws governing related-entity referrals (P.L.101-239 and P.L. 101-432) and compensation there from. If the Contractor provides laboratory testing, it certifies that it has complied with ( 42 CFR 411.361) and has sent to ADHS and AHCCCS simultaneous copies of the information required by that rule to be sent to the Centers for Medicare and Medicaid Services. (42 USC §§1320a-7b; PL 101-239 and PL 101-432; 42 CFR 411.361).

24.	Clinical Laboratory Improvement Amendments

The Contractor shall comply with Clinical Laboratory Improvement Amendments of 1988. The Clinical Laboratory Improvement Amendment (CLIA) of 1988 requires laboratories and other facilities that test human specimens to obtain either a CLIA Waiver or CLIA Licensure Certificate in order to obtain reimbursement from the Medicare and Medicaid ( A H C C C S ) programs. In addition, the Contractor must meet all the requirements of ( 42 CFR 493), Subpart A. To comply with these requirements, AHCCCS or ADHS requires all clinical laboratories to provide verification of CLIA Licensure or Certificate of Waiver during the provider registration process. Failure to do so shall result in either a termination of an active provider ID number or denial of initial registration. These requirements apply to all clinical laboratories. Pass-through billing or other similar activities with the intent of avoiding the above requirements are prohibited. The Contractor may not reimburse providers who do not comply with the above requirements. (CLIA of 1988; 42 CFR 493, Subpart A)

25.	Use of Funds for Lobbying

The Contractor shall not use funds paid to the Contractor by ADHS, or interest earned, for the purpose of influencing or attempting to influence any officer or employee of any State or Federal agency; or any member of, or employee of a member of, the United States Congress or the Arizona State Legislature 1) in which it asserts authority to represent ADHS or advocate the official position of ADHS in any matter before a State or Federal agency; or any member of, or employee of a member of, the United States Congress or the Arizona State Legislature; or 2) in connection with awarding of any Federal or State contract, the making of any Federal or State grant, the making of any Federal or State loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal or State contract, grant, loan, or cooperative agreement.

26.	Contract Claims; Claim Disputes; Payment Obligations

26.1	Resolution of Contract Claims

Contract Claims shall be resolved in accordance with the Uniform Terms and Conditions, “Contract Claims” section.

26.2	Claim Disputes

A Contractor Claim Dispute is the Contractor’s dispute of a payment, denial or recoupment of the payment of a claim, or imposition of a sanction, by ADHS. All Contractor Claim Disputes with ADHS shall be resolved in accordance with the process set forth in the ADHS Policy on Claim Disputes.

26.3	Payment Obligations

The Contractor shall pay and perform all of its obligations and liabilities when and as due, provided, however, that if and to the extent there exists a bona fide dispute with any party to whom the Contractor may be obligated, the Contractor may contest any obligation so

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disputed until final determination by a court of competent jurisdiction; provided, however, that the Contractor shall not permit any judgment against it or any levy, attachment, or process against its property, the entry of any order or judgment of receivership, trusteeship, or conservatorship or the entry of any order to relief or similar order under laws pertaining to bankruptcy, reorganization, or insolvency, in any of the foregoing cases to remain undischarged, or unstayed by good and sufficient bond, for more than fifteen (15) days. Service recipients may not be held liable for payment in the event of the Contractor’s insolvency, ADHS’ failure to pay the Contractor, or ADHS’ or the Contractor’s failure to pay a provider.

27.	Contract Termination

27.1	Termination upon Mutual Agreement

This Contract may be terminated by mutual written agreement of the parties effective upon the date specified in the written agreement. If the parties cannot reach agreement regarding an effective date for termination, ADHS will determine the effective date.

27.2	Voidability of Contract

This Contract is voidable and subject to immediate termination by ADHS upon the Contractor becoming insolvent or filing proceedings in bankruptcy or reorganization under the United States Code, or upon assignment or delegation of the Contract without the prior written approval of ADHS.

27.3	Contract Cancellation

ADHS reserves the right to cancel this Contract, in whole or in part, due to a failure by the Contractor to carry out any material obligation, term or condition of the Contract. ADHS shall issue written notice to the Contractor of the intent to cancel the Contract for acting or failing to act, as in any of the following:

27.3.1	The Contractor fails to adequately perform the services set forth in the specifications of the Contract including the documents incorporated by reference;

27.3.2	The Contractor fails to complete the work required or to furnish required materials within the time stipulated by the Contract; or

27.3.3	The Contractor fails to make progress in improving compliance with the Contract or gives ADHS reason to believe that the Contractor will not or cannot improve performance to meet the requirements of the Contract.

27.4	Response to Notice of Intent to Cancel

Upon receipt of the written notice of intent to cancel the Contract, the Contractor shall have ten (10) days to provide a satisfactory response to ADHS. Failure on the part of the Contractor to adequately address all issues of concern may result in ADHS implementing any single or combination of the following remedies:

27.4.1	Cancel the Contract and send a Notice of Termination;

27.4.2	Reserve all rights or claims to damage for breach of any covenant of the Contract, and/or

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27.4.3	Perform any test or analysis on materials for compliance with the specifications of the Contract. If the result of any test confirms a material non-compliance with the specifications, any reasonable expense of testing shall be borne by the Contractor.

27.5	ADHS’ Rights Following Contract Cancellation

If the Contract is cancelled, ADHS reserves the right to purchase materials or to complete the required work in accordance with the Arizona Procurement Code. ADHS may recover any reasonable excess costs resulting from these actions from the Contractor by:

27.5.1	Deduction from an unpaid balance;

27.5.2	Collection against the bid and/or performance bond or performance bond substitute; and

27.5.3	Any combination of the above or any other remedies as provided by law.

27.6	Contractor Obligations

In the event the Contract or any portion thereof, is terminated for any reason, or expires, the Contractor shall assist ADHS in the transition of its behavioral health recipients to another Contractor at its own expense and according to the timeline identified by ADHS. The Contractor shall make provisions for continuing all management and administrative services and the provision of direct services to members until the transition of all members is completed and all other requirements of this Contract are satisfied. The Contractor shall provide ADHS with verbal and written Transition Plan updates and shall cooperate and communicate with ADHS to resolve transition issues to ADHS’ satisfaction. In addition, ADHS reserves the right to extend the term of the Contract on a month-to-month basis to assist in the transition of members. In addition, the Contractor must maintain compliance with requirements during the contract close-out period.

The Contractor shall be responsible for the following member transition activities:

27.6.1	Make provisions for continuing all management and administrative services and the provision of direct services to behavioral health recipients until the transition of all behavioral health recipients is completed and all other requirements of this Contract are satisfied;

27.6.2	Designate a person with appropriate training to act as the member transition coordinator. The transition coordinator shall interact closely with ADHS and the staff from the new contractor to ensure a safe and orderly transition. The individual appointed to this position must be a health care professional or an individual who possesses the appropriate education and experience and is supported by a health care professional to effectively coordinate and oversee all transition issues, responsibilities, and activities. The member Transition Coordinator must be available twenty-for (24) hours a day, seven (7) days a week to work on the transition including urgent issue resolutions. This staff person shall interact closely with ADHS and the transition staff of the receiving Contractor to ensure a safe, timely, and orderly transition. See ACOM Policy 402 for more information regarding the role and responsibilities of the Transition Coordinator. The Contractor shall supply ADHS with the contact information for the Transition Coordinator. This position must be maintained throughout the transition process including the post transition phase;

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27.6.3	Upon ADHS’ request, submit for approval a detailed plan for the transition of behavioral health recipients including the name of the member transition coordinator;

27.6.4	Provide all reports set forth in this Contract and necessary for the transition process. This includes providing to ADHS, until ADHS is satisfied that the Contractor has paid all such obligations:

27.6.4.1	A monthly claims aging report by provider/creditor including IBNR amounts,

27.6.4.2	A monthly summary of cash disbursement,

27.6.4.3	Copies of all bank statements received by the Contractor, and

27.6.4.4	These reports shall be due on the fifth (5th) day of each succeeding month for the prior month unless otherwise specified.

27.6.5	Provide the following reports:

27.6.5.1	Monthly financial statements, specifically the balance sheet, statement of activities, and related Schedule A disclosures, following contract termination until all liabilities have been paid,

27.6.5.2	Quarterly and Audited Financial Statements up to the date of Contract termination, and

27.6.5.3	Quarterly Quality Management and Medical Management reports describing services rendered up to the date of Contract termination including quality of care (QOC) concern reporting based on the date of service, as opposed to the date of reporting, for a period of three (3) months after Contract termination. Encounter reporting until all services rendered prior to Contract termination have reached adjudicated status and data validation of the information has been completed, as communicated by a letter of release from ADHS.

27.6.6	Notify subcontractors and behavioral health recipients of the Contract termination as directed by ADHS;

27.6.7	Complete payment of all outstanding obligations for covered behavioral health services rendered to behavioral health recipients. The Contractor shall cover continuation of services to enrollees for the duration of the period for which payment has been made, as well as for inpatient admissions up until discharge;

27.6.8	Return any funds advanced to the Contractor for coverage of behavioral health recipients for periods after the date of termination to ADHS within thirty (30) days of termination of the Contract;

27.6.9	Supply all information necessary for reimbursement of outstanding claims; and

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SPECIAL TERMS AND CONDITIONS CONTRACT NO: ADHS15-085892

27.6.10	Cooperate with the successor contractor during transition period including sharing and transferring behavioral health recipient information and Electronic Health records (EHRs). ADHS will notify the Contractor with specific instructions and required actions at the time of transfer. This will include transferring the following information, in a format dictated by ADHS, for all behavioral health recipients served during the contract period:

27.6.10.1	Demographic Transmissions,

27.6.10.2	Appointment dates and types, both past and pending,

27.6.10.3	Claims and encounters,

27.6.10.4	Medication prescription history,

27.6.10.5	Practice Management,

27.6.10.6	Court-Ordered Treatment,

27.6.10.7	Individualized Service Plans and/or Individualized Treatment Plans

27.6.10.8	Clinical Assessments including Psychiatric Evaluations,

27.6.10.9	Progress Notes, and

27.6.10.10	Laboratory Results.

27.6.11	Ensure access to Electronic Health Records, inclusive of information listed in , 27.6.10 to crisis providers and others involved in the care/treatment of high need members until such time that the successor Contractor has obtained all necessary member information/records.

27.6.12	Include in the member transition plan the transfer of hard copy records.

27.6.13	Enter into direct data sharing agreements and communicate directly with the successor Contractor to share or exchange member-related PHI, and provide notification to ADHS upon execution of such agreement(s).

27.6.14	Coordinate the transition of members for other transitions, such as the transition of services for specific member populations to other AHCCCS contractors.

27.6.15	The Contractor shall be responsible for the following contract transition activities:

27.6.15.1	Designate a person with appropriate training to act as the contract transition coordinator. This staff person shall interact closely with ADHS and the transition staff of the receiving Contractor. This position must be maintained throughout the transition process including the post transition phase.

27.6.15.2	Upon ADHS’ request, submit for approval a detailed plan for the contract transition including the name of the contract transition coordinator;

27.6.15.3

Include in the contract transition plan, the Contractor’s plan for transfer/termination of any established lease agreements, as well as the transfer of property the Contractor purchased to fulfill obligations within this contract. This includes facilities acquisition

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SPECIAL TERMS AND CONDITIONS CONTRACT NO: ADHS15-085892

and installation; data systems, including hardware and equipment acquisition and installation, operating system and software installation, and file installation; transfer of property, including real property, deeds of purchase, leases, staff, and equipment.

27.6.15.4	Notify subcontractors of the Contract termination as directed by ADHS;

27.6.15.5	Transfer the toll-free business number, as well as the crisis services line to the successor Contractor.

27.6.15.6	Provide Monthly, Quarterly and Audited Financial Statements up to the date of Contract termination; and

27.6.15.7	Complete payment of all outstanding obligations for covered services rendered to members. The Contractor shall cover continuation of services for the duration of the period for which payment has been made, as well as for inpatient admissions up until discharge.

27.6.15.8	ADHS may withhold payments due to the Contractor or collect payment from the Contractor’s performance bond for non-compliance during the contract transition period.

27.6.16	The Contractor shall be responsible for the following contract close-out period activities:

27.6.16.1	Identify qualified, local staff who are responsible for the following key functional areas after the expiration of the contract: grievance and appeals; claims and encounters; quality management/quality of care (QOC) investigations; financial reporting; medical management.

27.6.16.2	Maintain staffing for functions listed in 27.6.16.1 during the contract close-out period until such functions are no longer necessary, as determined by ADHS.

27.6.16.3	Submit deliverables listed in Exhibit 9 in accordance with deliverable end-dates established between the Contractor and ADHS.

27.6.16.4	Provide all reports set forth in this Contract and necessary for the transition process. This includes providing to ADHS, until ADHS is satisfied that the Contractor has paid all such obligations:

27.6.16.4.1	A monthly claims aging report by provider/creditor including IBNR amounts;

27.6.16.4.2	A monthly summary of cash disbursement;

27.6.16.4.3	Copies of all bank statements received by the Contractor; and

27.6.16.4.4	These reports shall be due on the fifth (5th) day of each succeeding month for the prior month unless otherwise specified.

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SPECIAL TERMS AND CONDITIONS CONTRACT NO: ADHS15-085892

27.6.16.4.5	Return any funds advanced to the Contractor for coverage of members for periods after the date of termination to ADHS within thirty (30) days of termination of the Contract; and supply all information necessary for reimbursement of outstanding claims.

27.6.16.4.6	Provide monthly financial statements in the required format (see ADHS/DBHS Financial Reporting Guide), specifically the balance sheet, statement activities and related Schedule A disclosures, following contract termination until all liabilities have been paid.

27.6.16.4.7	Provide Quarterly Quality Management and Medical Management reports describing services rendered up to the date of Contract termination including quality of care (QOC) concern reporting based on the date of service, as opposed to the date of reporting, for a period of three (3) months after Contract termination.

27.6.16.4.8	Encounter reporting until all services rendered prior to Contract termination have reached adjudicated status and data validation of the information has been completed, as communicated by a letter of release from ADHS.

27.6.16.4.9	Submit additional information and participate in meetings, as determined necessary by ADHS, to mitigate harm to the service delivery system and/or potential or actual harm to high need members and other members.

27.6.16.4.10	Maintain a number for member calls for ninety (90) days or until all member grievance and appeals with the Contractor have a final disposition. Maintain a number for provider calls throughout the duration of the contract close out period. Ensure that these numbers and other pertinent contact information/updates are easily accessible on the Contractor’s website.

27.6.16.5	ADHS may withhold payments due to the Contractor or collect payment from the Contractor’s performance bond for non-compliance during the contract close-out period.

27.7	Additional Obligations

In addition to the requirements stated above and in the Uniform Terms and Conditions, Paragraphs on Termination for Convenience and Termination for Default, the Contractor shall comply with the following provisions:

27.7.1	The Contractor shall stop all work as of the effective date contained in the Notice of Termination and shall immediately notify all management subcontractors, in writing, to stop all work as of the effective date of the Notice of Termination;

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27.7.2	Upon receipt of the Notice of Termination, and until the effective date of the Notice of Termination, the Contractor shall perform work consistent with the requirements of this Contract and in accordance with a written plan approved by ADHS for the orderly transition of members.

27.8	Disputes

Any dispute by the Contractor with respect to termination or suspension of this Contract by ADHS shall be exclusively governed by the resolution of the Legal and Contractual Remedies provisions of the Arizona Procurement Code (A.R.S. Title 41, Chapter 23, Article 9).

27.9	Payment

The Contractor shall be paid the Contract price for all services and items completed prior to the effective date of the Notice of Termination and shall be paid its reasonable and actual costs for work in progress as determined by GAAP; however, no such amount shall cause the sum of all amounts paid to the Contractor to exceed the compensation limits set forth in this Contract.

28.	ADHS’ Contractual Remedies

28.1	Declaration of Emergency

Upon a declaration by the Governor that an emergency situation exists in the delivery of behavioral or other health service delivery system that without intervention by government agencies, threatens the health, safety or welfare of the public, ADHS may operate as the Contractor or undertake actions to negotiate and award, with or without bid, a Contract to an entity to operate as the Contractor. Contracts awarded under this section are exempt from the requirements of A.R.S. Title 41, Chapter 23. ADHS shall immediately notify the affected Contractor(s) of its intention.

28.2	ADHS Right to Operate Contractor.

In accordance with A.R.S. § 36-3412.D and in addition to any other rights provided by law or under this Contract, upon a determination by ADHS that Contractor has failed to perform any requirements of this Contract that materially affect the health, safety or welfare of behavioral health recipients, ADHS may, immediately upon written Notice to the Contractor, directly operate the Contractor for so long as necessary to ensure the uninterrupted care to behavioral health recipients and to accomplish the orderly transition of behavioral health recipients to a new or existing Contractor, or until the Contractor corrects the Contract performance failure to the satisfaction of ADHS.

29.	Performance Bond

29.1	The Contractor shall:

29.1.1	Purchase and maintain a performance bond or bond substitute to guarantee payment of the Contractor’s obligations to providers, non-contracting providers, non-providers, and other subcontractors to satisfy its obligations under this Contract.

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SPECIAL TERMS AND CONDITIONS CONTRACT NO: ADHS15-085892

29.1.2	Obtain, submit, and maintain a performance bond in a form acceptable to ADHS in accordance with the ADHS/DBHS Financial Reporting Guide payable to ADHS or its designee(s) and sent directly to the ADHS/DBHS Office of Financial Review.

29.1.3	Obtain and maintain a Performance Bond that during the final Contract year has an expiration date of at the least fifteen (15) months after the Contract expiration date. If the Contractor has additional liabilities outstanding fifteen (15) months after the termination of the Contract, the Contractor may request a reduction in the Performance Bond sufficient to cover all outstanding liabilities, subject to ADHS’ approval, until all liabilities have been paid.

29.1.4	In the event ADHS agrees to accept substitute security in lieu of the security types outlined in the ADHS/DBHS Financial Reporting Guide, the Contractor agrees to execute any and all documents and perform any and all acts necessary to secure and enforce ADHS’s security interest in such substitute security including, but not limited to, security agreements and necessary UCC filings pursuant to the Arizona Uniform Commercial Code. The Contractor must request acceptance from ADHS when a substitute security in lieu of the security types outlined in the ADHS/DBHS Financial Reporting Guide, is established. In the event such substitute security is agreed to and accepted by ADHS, the Contractor acknowledges that it has granted ADHS a security interest in such substitute security to secure performance of its obligations under this Contract. The Contractor is solely responsible for establishing the credit-worthiness of all forms of substitute security. ADHS may, after written notice to the Contractor, withdraw its permission for substitute security, in which case the Contractor shall provide ADHS with a form of security described in the ADHS/DBHS Financial Reporting Guide.

29.1.5	Not leverage the performance bond as collateral for debt or use the bond as security to creditors. The Contractor shall be in material breach of this Contract if it fails to maintain or renew the performance bond as required by this Contract.

29.1.6	Maintain a performance bond in an amount equal to or greater than one-hundred (100%) of the first monthly Title XIX and Title XXI Capitation and Non-Title XIX/XXI payment made to the Contractor. ADHS shall review the adequacy of the Performance Bond on a monthly basis to determine if the Performance Bond must be increased. The Contractor may adjust the performance bond amount if notified by ADHS when the monthly Title XIX and Title XXI Capitation and Non- Title XIX/XXI payments are adjusted by plus or minus ten percent (10%) to an amount equal to or greater than one-hundred (100%) of the adjusted monthly Title XIX and Title XXI capitation and Non-Title XIX/XXI payments. The Contractor shall obtain a performance bond with the adjusted amount no later than thirty (30) days after notification by ADHS of the amount required.

29.1.7	Not change the amount, duration, or scope of the Performance Bond without prior written approval from ADHS.

29.1.8	Reimburse ADHS for expenses exceeding the performance bond amount.

29.1.9	Submit the Performance Bond to ADHS Office of Financial Review within thirty (30) days notification by ADHS to adjust the amount.

29.2	ADHS shall:

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SPECIAL TERMS AND CONDITIONS CONTRACT NO: ADHS15-085892

29.2.1	When Contractor is in breach of any material term of this Contract, in addition to any other remedies it may have herein, obtain payment under the performance bond or performance bond substitute for the following:

29.2.2	Paying damages sustained by subcontracted providers, non-contracting providers, and non-providers as a result of a breach of Contractor’s obligations under this Contract;

29.2.3	Reimbursing ADHS for any payments made on behalf of the Contractor;

29.2.4	Reimbursing ADHS for any extraordinary administrative expenses incurred by a Contractor’s breach including, expenses incurred after termination of this Contract; and

29.2.5	Making any payments or expenditures deemed necessary to ADHS, in its sole discretion, incurred by ADHS in the direct operation of the RBHA.

30.	Cooperation with other Contractors and the State/Awards of Other Contracts

The State and/or ADHS/AHCCCS may undertake or award other contracts for additional or related work to the work performed by the Contractor. The Contractor shall fully cooperate with such other contractors and State employees or designated agents. The Contractor shall not commit or permit any act which will interfere with the performance of work by any other State contractor, Subcontractor or by State employees.

31.	Eligibility for State or Local Public Benefits; Documentation and Violations

To the extent permitted by Federal Law:

31.1	Contractors providing services as an agent of the State, shall ensure compliance with A.R.S § 1-502. A.R.S § 1-502 requires each person applying or receiving a public benefit to provide documented proof which demonstrates a lawful presence in the United States.

31.2	The State shall reserve the right to conduct unscheduled, periodic process and documentation audits to ensure Contractor compliance. All available Contract remedies, up to and including termination may be taken for failure to comply with A.R.S § 1-502 in the delivery of services under this Contract.

32.	Limitations on Billing and Collection Practices

Except as provided in Federal and State Law and regulations, the Contractor shall not bill, nor attempt to collect payment directly or through a collection agency from a person who was AHCCCS eligible at the time the covered service(s) were rendered, or from the financially responsible relative or representative for covered services that were paid or could have been paid by the system.

33.	Disclosure of Ownership and Control

The Contractor shall:

33.1	Provide to ADHS, AHCCCS and CMS within thirty-five (35) days of receiving the request, full and complete information, pertaining to the following business transactions [42 CFR 455.105]:

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SPECIAL TERMS AND CONDITIONS CONTRACT NO: ADHS15-085892

33.1.1	The ownership of any subcontractor with whom the Contractor has had business transaction totaling more than $25,000 during the twelve (12) month period ending on the date of such request; and

33.1.2	Any significant business transactions between the Contractor and wholly owned supplier, or between the Contractor and any subcontractor ending on the date of such request.

33.2	In the event that the AHCCCS Office of Inspector General, either through a civil monetary penalty, a global civil settlement or judgment, or any other form of civil action, receives a monetary recovery from an entity, the entirety of such monetary recovery belongs exclusively to AHCCCS and the Contractor has no claim to any portion of this recovery. Furthermore, the Contractor is fully subrogated to AHCCCS for all civil recoveries.

33.3	Provide the following information to AHCCCS and ADHS/DBHS:

33.3.1	The name and address of any person (individual or corporation) with an ownership or control interest in the Contractor. The address for corporate entities must include as applicable primary business address, every business location, and P.O. Box address;

33.3.2	The date of birth and Social Security Numbers of any person with an ownership or control interest in the Contractor;

33.3.3	The Tax Identification Number of any corporation with an ownership or control interest in the Contractor;

33.3.4	Whether any person (individual or corporation) with an ownership or control interest in the Contractor is related to another person with an ownership or control interest in the Contractor as a spouse, parent, child, or sibling; or whether the person (individual or corporation) with an ownership or control interest in any subcontractor of the Contractor has a 5% or more interest is related to another person with ownership or control interest in the Contractor as a spouse, parent, child, or sibling;

33.3.5	The name of any other disclosing entity as defined in (42 CFR 455.101) in which an owner of the Contractor has an ownership or control interest; and

33.3.6	The name, address, date of birth and Social Security Number of any managing employee of the Contractor as defined in (42 CFR 455.101).

33.4	Disclose the above-listed information on ownership or control to AHCCCS and ADHS/DBHS at any of the following times (42 CFR 455.104):

33.4.1	Upon the Contractor executing the Contract with the State;

34.4.2	Upon renewal or extension of the Contract; and

34.4.3	Within thirty-five (35) days after any change in ownership of the Contractor.

33.5	Obtain the following information regarding ownership and control for a fiscal agent:

33.5.1	The name and address of any person (individual or corporation) with an ownership or control interest in the fiscal agent. The address for corporate entities must include as applicable primary business address, every business location, and P.O. Box address;

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SPECIAL TERMS AND CONDITIONS CONTRACT NO: ADHS15-085892

33.5.2	The date of birth and Social Security Numbers of any person with an ownership or control interest in the fiscal agent;

33.5.3	The Tax Identification Number of any corporation with an ownership or control interest in the fiscal agent;

33.5.4	Whether the person (individual or corporation) with an ownership or control interest in the fiscal agent is related to another person with ownership or control interest in the fiscal agent as a spouse, parent, child, or sibling; or whether the person (individual or corporation) with an ownership or control interest in any subcontractor of the fiscal agent has a 5% or more interest is related to another person with ownership or control interest in the fiscal agent as a spouse, parent, child, or sibling;

33.5.5	The name of any other disclosing entity as defined in (42 CFR 455.101) in which an owner of the fiscal agent has an ownership or control interest; and

33.5.6	The name, address, date of birth and Social Security Number of any managing employee of the fiscal agent as defined in (42 CFR 455.101).

34.	Choice of Primary Care Physician (PCP).

The Managed Care Organization (MCO) is required to assure that members have a choice of PCPs. Specifically, beneficiaries will have a choice of at least two primary care providers, and may request change of primary care provider at least at the times described in (42 CFR 438.56(c)). In addition, the MCO, through the Regional Behavioral Health Authorities (RBHA), will offer contracts to primary and specialist physicians who have established relationships with beneficiaries including specialists who may also serve as PCPs to encourage continuity of provider. For individuals who have an established relationship with a PCP that does not participate in the MCO/RBHA’s provider network, the MCO will provide, at a minimum, a 12-month transition period in which the individual may continue to seek care from their established PCP while the individual, the MCO, RBHA and/or case manager finds an alternative PCP within the MCO/RBHA’s provider network.

35.	Computation of Time

Unless a provision of this Contract or document incorporated by reference explicitly states otherwise, periods of time referred to in this Contract shall be computed as follows:

1.	The period of time shall not include the day of the act, event, or default from which the designated period of time begins to run.

2.	The period of time shall include each day after the day of the act, event or default from which the designated period of time begins to run.

3.	If the period of time prescribed or allowed is less than eleven (11) days, the period of time shall not include intermediate Saturdays, Sundays, and legal holidays.

4.	If the period of time prescribed or allowed is eleven (11) days or more, the period of time shall include intermediate Saturdays, Sundays, and legal holidays.

5.	If the last day of the period of time prescribed or allowed is not a Saturday, Sunday, or legal holiday, the period of time shall include the last day of the period of time.

6.	If the last day of the period of time prescribed or allowed is a Saturday, Sunday, or legal holiday, the period of time shall extend until the end of the next day that is not a Saturday, Sunday, or legal holiday.

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UNIFORM TERMS AND CONDITIONS CONTRACT NO: ADHS15-085892

1.	Definition of Terms

As used in this Solicitation and any resulting Contract, the terms listed below are defined as follows:

1.1.	“Attachment” means any item the Solicitation requires the Offeror to submit as part of the Offer.

1.2.	“Contract” means the combination of the Solicitation, including the Uniform and Special Instructions to Offerors, the Uniform and Special Terms and Conditions, and the Specifications and Statement or Scope of Work; the Offer and any Best and Final Offers; and any Solicitation Amendments or Contract Amendments.

1.3.	“Contract Amendment” means a written document signed by the Procurement Officer that is issued for the purpose of making changes in the Contract.

1.4.	“Contractor” means any person who has a Contract with the State.

1.5.	“Days” means calendar days unless otherwise specified.

1.6.	“Exhibit” means any item labeled as an Exhibit in the Solicitation or placed in the Exhibits section of the Solicitation.

1.7.	“Gratuity” means a payment, loan, subscription, advance, deposit of money, services, or anything of more than nominal value, present or promised, unless consideration of substantially equal or greater value is received.

1.8.	“Materials” means all property, including equipment, supplies, printing, insurance and leases of property but does not include land, a permanent interest in land or real property or leasing space.

1.9.	“Procurement Officer” means the person, or his or her designee, duly authorized by the State to enter into and administer Contracts and make written determinations with respect to the Contract.

1.10.	“Services” means the furnishing of labor, time or effort by a contractor or subcontractor which does not involve the delivery of a specific end product other than required reports and performance, but does not include employment agreements or collective bargaining agreements.

1.11.	“Subcontract” means any Contract, express or implied, between the Contractor and another party or between a subcontractor and another party delegating or assigning, in whole or in part, the making or furnishing of any material or any service required for the performance of the Contract.

1.12.	“State” means the State of Arizona and Department or Agency of the State that executes the Contract.

1.13.	“State Fiscal Year” means the period beginning with July 1 and ending June 30.

2.	Contract Interpretation

2.1.	Arizona Law. The Arizona law applies to this Contract including, where applicable, the Uniform Commercial Code as adopted by the State of Arizona and the Arizona Procurement Code, Arizona Revised Statutes (A.R.S.) Title 41, Chapter 23, and its implementing rules, Arizona Administrative Code (A.A.C.) Title 2, Chapter 7.

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UNIFORM TERMS AND CONDITIONS SOLICITATION NO: ADHS15-00004276

2.2.	Implied Contract Terms. Each provision of law and any terms required by law to be in this Contract are a part of this Contract as if fully stated in it.

2.3.	Contract Order of Precedence. In the event of a conflict in the provisions of the Contract, as accepted by the State and as they may be amended, the following shall prevail in the order set forth below:

2.3.1.	Special Terms and Conditions;

2.3.2.	Uniform Terms and Conditions;

2.3.3.	Statement or Scope of Work;

2.3.4.	Specifications;

2.3.5.	Attachments;

2.3.6.	Exhibits;

2.3.7.	Documents referenced or included in the Solicitation.

2.4.	Relationship of Parties. The Contractor under this Contract is an independent Contractor. Neither party to this Contract shall be deemed to be the employee or agent of the other party to the Contract.

2.5.	Severability. If any provision of these Contract terms and conditions is held invalid or unenforceable, the remaining provisions shall continue valid and enforceable to the full extent permitted by law.

2.6.	No Parole Evidence. This Contract is intended by the parties as a final and complete expression of their agreement. No course of prior dealings between the parties and no usage of the trade shall supplement or explain any terms used in this document and no other understanding either oral or in writing shall be binding.

2.7.	No Waiver. Either party’s failure to insist on strict performance of any term or condition of the Contract shall not be deemed a waiver of that term or condition even if the party accepting or acquiescing in the nonconforming performance knows of the nature of the performance and fails to object to it.

2.8.	Conflict in Interpretation of Provisions. In the event of any conflict in interpretation between provisions of this Contract and the AHCCCS/ADHS Minimum Contract Provisions, the latter shall take precedence.

3.	Contract Administration and Operation

3.1.	Records Retention. The Contractor shall maintain records relating to covered services and expenditures including reports to AHCCCS/ADHS and documentation used in the preparation of reports to AHCCCS/ADHS. The Contractor shall comply with all specifications for record keeping established by ADHS. All books and records shall be maintained to the extent and in such detail as required by AHCCCS/ADHS Rules and policies. Records shall include but not be limited to financial statements, records relating to the quality of care, medical records, prescription files and other records specified by ADHS.

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UNIFORM TERMS AND CONDITIONS SOLICITATION NO: ADHS15-00004276

The Contractor agrees to make available, at all reasonable times during the term of this contract, any of its records for inspection, audit or reproduction by any authorized representative of AHCCCS/ADHS, State or Federal government.

The Contractor shall preserve and make available, at no cost, all records for a period of five years from the date of final payment under this contract unless a longer period of time is required by law. For retention of patient medical records, the Contractor shall ensure compliance with A.R.S. §12-2297 which provides, in part, that a health care provider shall retain patient medical records according to the following:

1.	If the patient is an adult, the provider shall retain the patient medical records for at least six years after the last date the adult patient received medical or health care services from that provider.

2.	If the patient is under 18 years of age, the provider shall retain the patient medical records either for at least three years after the child’s eighteenth birthday or for at least six (6) years after the last date the child received medical or health care services from that provider, whichever date occurs later.

In addition, the Contractor shall comply with the record retention periods specified in HIPAA laws and regulations, including, but not limited to, (45 CFR 164.530(j)(2)).

If this contract is completely or partially terminated, the records relating to the work terminated shall be preserved and made available, at no cost, for a period of five years from the date of any such termination. Records which relate to grievances, disputes, litigation or the settlement of claims arising out of the performance of this contract, or costs and expenses of this contract to which exception has been taken by AHCCCS/ADHS, shall be retained by the Contractor for a period of five years after the date of final disposition or resolution thereof unless a longer period of time is required by law. [45 CFR 74.53; 42 CFR 431.17; A.R.S. §41-2548].

Under A.R.S. § 35-214 and § 35-215, the Contractor shall retain and shall contractually require each subcontractor to retain all data and other “records” relating to the acquisition and performance of the Contract.

3.2.	Non-Discrimination Requirements. The Contractor shall comply with State Executive Order No. 2009-09 which mandates that all persons, regardless of race, color, religion, gender, national origin or political affiliation, shall have equal access to employment opportunities, and all other applicable Federal and State laws, rules and regulations, including the Americans with Disabilities Act and Title VI. The Contractor shall take positive action to ensure that applicants for employment, employees, and persons to whom it provides service are not discriminated against due to race, creed, color, religion, sex, national origin or disability. (Federal regulations, State Executive order # 2009-09.

3.3.	Audit. Pursuant to ARS § 35-214, at any time during the term of this Contract and five (5) years thereafter, the Contractor’s or any subcontractor’s books and records shall be subject to audit by the State and, where applicable, the Federal Government, to the extent that the books and records relate to the performance of the Contract or Subcontract.

3.4.	Facilities Inspection and Materials Testing. The Contractor agrees to permit access to its facilities, subcontractor facilities and the Contractor’s processes or services, at reasonable times for inspection of the facilities or materials covered under this Contract.

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UNIFORM TERMS AND CONDITIONS SOLICITATION NO: ADHS15-00004276

The State shall also have the right to test, at its own cost, the materials to be supplied under this Contract. Neither inspection of the Contractor’s facilities nor materials testing shall constitute final acceptance of the materials or services. If the State determines non-compliance of the materials, the Contractor shall be responsible for the payment of all costs incurred by the State for testing and inspection.

3.5.	Notices. Notices to the Contractor required by this Contract shall be made by the State to the person indicated on the Offer and Acceptance form submitted by the Contractor unless otherwise stated in the Contract. Notices to the State required by the Contract shall be made by the Contractor to the Solicitation Contact Person indicated on the Solicitation cover sheet, unless otherwise stated in the Contract. An authorized Procurement Officer and an authorized Contractor representative may change their respective person to whom notice shall be given by written notice to the other and an amendment to the Contract shall not be necessary.

3.6.	Advertising, Publishing and Promotion of Contract. The Contractor shall not use, advertise or promote information for commercial benefit concerning this Contract without the prior written approval of the Procurement Officer.

3.7.	Property of the State. Any materials, including reports, computer programs and other deliverables, created under this Contract are the sole property of the State. The Contractor is not entitled to a patent or copyright on those materials and may not transfer the patent or copyright to anyone else. The Contractor shall not use or release these materials without the prior written consent of the State.

3.8.	Ownership of Intellectual Property. Any and all intellectual property, including but not limited to copyright, invention, trademark, trade name, service mark, and/or trade secrets created or conceived pursuant to or as a result of this contract and any related subcontract (“Intellectual Property”), shall be work made for hire and the State shall be considered the creator of such Intellectual Property. The agency, department, division, board or commission of the State of Arizona requesting the issuance of this contract shall own (for and on behalf of the State) the entire right, title and interest to the Intellectual Property throughout the world. Contractor shall notify the State, within thirty (30) days, of the creation of any Intellectual Property by it or its subcontractor(s). Contractor, on behalf of itself and any subcontractor(s), agrees to execute any and all document(s) necessary to assure ownership of the Intellectual Property vests in the State and shall take no affirmative actions that might have the effect of vesting all or part of the Intellectual Property in any entity other than the State. The Intellectual Property shall not be disclosed by contractor or its subcontractor(s) to any entity not the State without the express written authorization of the agency, department, division, board or commission of the State of Arizona requesting the issuance of this contract.

3.9.	Federal Immigration and Nationality Act. The contractor shall comply with all federal, state and local immigration laws and regulations relating to the immigration status of their employees during the term of the contract. Further, the contractor shall flow down this requirement to all subcontractors utilized during the term of the contract. The State shall retain the right to perform random audits of contractor and subcontractor records or to inspect papers of any employee thereof to ensure compliance. Should the State determine that the contractor and/or any subcontractors be found noncompliant, the State may pursue all remedies allowed by law, including, but not limited to; suspension of work, termination of the contract for default and suspension and/or debarment of the contractor.

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UNIFORM TERMS AND CONDITIONS SOLICITATION NO: ADHS15-00004276

3.10.	E-Verify Requirements. In accordance with A.R.S. § 41-4401, Contractor and its subcontractors warrants compliance with all Federal immigration laws and regulations relating to employees and warrants its compliance with Section A.R.S. § 23-214, Subsection A.

3.11.	Scrutinized Businesses. In accordance with A.R.S. § 35-391 and A.R.S. § 35-393, Contractor certifies that the Contractor does not have scrutinized business operations in Sudan or Iran.

3.12.	Offshore Performance of Work Prohibited.

Any services that are described in the specifications or scope of work that directly serve the State of Arizona or its clients and involve access to secure or sensitive data or personal client data shall be performed within the defined territories, within the borders of the United States. Unless specifically stated otherwise in the specifications, this paragraph does not apply to indirect or ‘overhead’ services, redundant back-up services or services that are incidental to the performance of the contract. This provision applies to work performed by subcontractors at all tiers.

4.	Costs and Payments

4.1.	Payments. Payments shall comply with the requirements of A.R.S. Titles 35 and 41, Net 30 days. Upon receipt and acceptance of goods or services, the Contractor shall submit a complete and accurate invoice for payment from the State within thirty (30) days.

4.2.	Delivery. Unless stated otherwise in the Contract, all prices shall be F.O.B. Destination and shall include all freight delivery and unloading at the destination.

4.3.	Applicable Taxes.

4.3.1.	Payment of Taxes. The Contractor shall be responsible for paying all applicable taxes.

4.3.2.	State and Local Transaction Privilege Taxes. The State of Arizona is subject to all applicable state and local transaction privilege taxes. Transaction privilege taxes apply to the sale and are the responsibility of the seller to remit. Failure to collect such taxes from the buyer does not relieve the seller from its obligation to remit taxes.

4.3.3.	Tax Indemnification. Contractor and all subcontractors shall pay all Federal, state and local taxes applicable to its operation and any persons employed by the Contractor. Contractor shall, and require all subcontractors to hold the State harmless from any responsibility for taxes, damages and interest, if applicable, contributions required under Federal, and/or state and local laws and regulations and any other costs including transaction privilege taxes, unemployment compensation insurance, Social Security and Worker’s Compensation.

4.3.4.	IRS W9 Form. In order to receive payment the Contractor shall have a current I.R.S. W9 Form on file with the State of Arizona, unless not required by law.

4.4.	Availability of Funds for the Next State fiscal year. Funds may not presently be available for performance under this Contract beyond the current state fiscal year. No legal liability on the part of the State for any payment may arise under this Contract beyond the current state fiscal year until funds are made available for performance of this Contract.

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UNIFORM TERMS AND CONDITIONS SOLICITATION NO: ADHS15-00004276

4.5.	Availability of Funds for the current State fiscal year. Should the State Legislature enter back into session and reduce the appropriations or for any reason and these goods or services are not funded, the State may take any of the following actions:

4.5.1.	Accept a decrease in price offered by the contractor;

4.5.2.	Cancel the Contract; or

4.5.3.	Cancel the contract and re-solicit the requirements.

5.	Contract Changes

5.1.	Amendments. This Contract is issued under the authority of the Procurement Officer who signed this Contract. The Contract may be modified only through a Contract Amendment within the scope of the Contract. Changes to the Contract, including the addition of work or materials, the revision of payment terms, or the substitution of work or materials, directed by a person who is not specifically authorized by the procurement officer in writing or made unilaterally by the Contractor are violations of the Contract and of applicable law. Such changes, including unauthorized written Contract Amendments shall be void and without effect, and the Contractor shall not be entitled to any claim under this Contract based on those changes.

5.2.	Subcontracts. The Contractor shall not enter into any Subcontract under this Contract for the performance of this contract without the advance written approval of the Procurement Officer. The Contractor shall clearly list any proposed subcontractors and the subcontractor’s proposed responsibilities. The Subcontract shall incorporate by reference the terms and conditions of this Contract.

5.3.	Assignment and Delegation of Rights and Responsibilities. No payment due the Contractor under this Contract may be assigned without the prior approval of the ADHS Procurement Officer. No assignment or delegation of the duties of this Contract shall be valid unless prior written approval is received from ADHS Procurement.

6.	Risk and Liability

6.1.	Risk of Loss: The Contractor shall bear all loss of conforming material covered under this Contract until received by authorized personnel at the location designated in the purchase order or Contract. Mere receipt does not constitute final acceptance. The risk of loss for nonconforming materials shall remain with the Contractor regardless of receipt.

6.2.	Indemnification

6.2.1.	Contractor/Vendor Indemnification (Not Public Agency) The parties to this contract agree that the State of Arizona, its departments, agencies, boards and commissions shall be indemnified and held harmless by the contractor for the vicarious liability of the State as a result of entering into this contract. However, the parties further agree that the State of Arizona, its departments, agencies, boards and commissions shall be responsible for its own negligence. Each party to this contract is responsible for its own negligence.

6.2.2.	Public Agency Language Only Each party (as ‘indemnitor’) agrees to indemnify, defend, and hold harmless the other party (as ‘indemnitee’) from and against any and all claims, losses, liability, costs, or expenses (including reasonable attorney’s fees) (hereinafter collectively referred to as ‘claims’) arising out of bodily injury of any person (including death) or property damage but only to the extent that such claims which result in vicarious/derivative liability to the indemnitee, are caused by the act, omission, negligence, misconduct, or other fault of the indemnitor, its officers, officials, agents, employees, or volunteers.”

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UNIFORM TERMS AND CONDITIONS SOLICITATION NO: ADHS15-00004276

6.3.	Indemnification—Patent and Copyright. The Contractor shall indemnify and hold harmless the State against any liability, including costs and expenses, for infringement of any patent, trademark or copyright arising out of Contract performance or use by the State of materials furnished or work performed under this Contract. The State shall reasonably notify the Contractor of any claim for which it may be liable under this paragraph. If the contractor is insured pursuant to A.R.S. § 41-621 and § 35-154, this section shall not apply.

6.4.	Force Majeure.

6.4.1.	Except for payment of sums due, neither party shall be liable to the other nor deemed in default under this Contract if and to the extent that such party’s performance of this Contract is prevented by reason of force majeure. The term “force majeure” means an occurrence that is beyond the control of the party affected and occurs without its fault or negligence. Without limiting the foregoing, force majeure includes acts of God; acts of the public enemy; war; riots; strikes; mobilization; labor disputes; civil disorders; fire; flood; lockouts; injunctions-intervention-acts; or failures or refusals to act by government authority; and other similar occurrences beyond the control of the party declaring force majeure which such party is unable to prevent by exercising reasonable diligence.

6.4.2.	Force Majeure shall not include the following occurrences:

6.4.2.1.	Late delivery of equipment or materials caused by congestion at a manufacturer’s plant or elsewhere, or an oversold condition of the market;

6.4.2.2.	Late performance by a subcontractor unless the delay arises out of a force majeure occurrence in accordance with this force majeure term and condition; or

6.4.2.3.	Inability of either the Contractor or any subcontractor to acquire or maintain any required insurance, bonds, licenses or permits.

6.4.3.	If either party is delayed at any time in the progress of the work by force majeure, the delayed party shall notify the other party in writing of such delay, as soon as is practicable and no later than the following working day, of the commencement thereof and shall specify the causes of such delay in such notice. Such notice shall be delivered or mailed certified-return receipt and shall make a specific reference to this article, thereby invoking its provisions. The delayed party shall cause such delay to cease as soon as practicable and shall notify the other party in writing when it has done so. The time of completion shall be extended by Contract Amendment for a period of time equal to the time that results or effects of such delay prevent the delayed party from performing in accordance with this Contract.

6.4.4.	Any delay or failure in performance by either party hereto shall not constitute default hereunder or give rise to any claim for damages or loss of anticipated profits if, and to the extent that such delay or failure is caused by force majeure.

6.5.	Third Party Antitrust Violations. The Contractor assigns to the State any claim for overcharges resulting from antitrust violations to the extent that those violations concern materials or services supplied by third parties to the Contractor, toward fulfillment of this Contract.

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UNIFORM TERMS AND CONDITIONS SOLICITATION NO: ADHS15-00004276

7.	Warranties

7.1.	Liens. The Contractor warrants that the materials supplied under this Contract are free of liens and shall remain free of liens.

7.2.	Quality. Unless otherwise modified elsewhere in these terms and conditions, the Contractor warrants that, for one year after acceptance by the State of the materials, they shall be:

7.2.1.	Of a quality to pass without objection in the trade under the Contract description;

7.2.2.	Fit for the intended purposes for which the materials are used;

7.2.3.	Within the variations permitted by the Contract and are of even kind, quantity, and quality within each unit and among all units;

7.2.4.	Adequately contained, packaged and marked as the Contract may require; and

7.2.5.	Conform to the written promises or affirmations of fact made by the Contractor.

7.3.	Fitness. The Contractor warrants that any material supplied to the State shall fully conform to all requirements of the Contract and all representations of the Contractor, and shall be fit for all purposes and uses required by the Contract.

7.4.	Inspection/Testing. The warranties set forth in subparagraphs 7.2.1 through 7.2.3 of this paragraph are not affected by inspection or testing of or payment for the materials by the State.

7.5.	Evaluation of Quality, Appropriateness, or Timeliness of Services. ADHS/AHCCCS or the U.S. Department of Health and Human Services may evaluate, through inspection or other means, the quality, appropriateness or timeliness of services performed under this subcontract.

7.6.	Compliance with ADHS/AHCCCS Rules Relating to Audit and Inspection. The Contractor shall comply with all applicable ADHS/AHCCCS Rules and Audit Guides relating to the audit of the Contractor’s records and the inspection of the Subcontractor’s facilities. If the Contractor is an inpatient facility, the Contractor shall file uniform reports and Title XVIII and Title XIX cost reports with ADHS/AHCCCS. (A.R.S. §41-2548; 45 CFR 74.48 (d)).

7.7.	Compliance With Laws and Other Requirements. The materials and services supplied under this Contract shall comply with all Federal, State and local laws, rules, regulations, standards and executive orders governing performance of duties under this Contract, without limitation to those designated within this Contract. [42 CFR 434.70] [42 CFR 438.6(l)]. The Contractor shall maintain all applicable license and permit requirements.

7.8.	Survival of Rights and Obligations after Contract Expiration or Termination.

7.8.1.	Contractor’s Representations and Warranties. All representations and warranties made by the Contractor under this Contract shall survive the expiration or termination hereof. In addition, the parties hereto acknowledge that pursuant to A.R.S. § 12-510, except as provided in A.R.S. § 12-529, the State is not subject to or barred by any limitations of actions prescribed in A.R.S., Title 12, Chapter 5.

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UNIFORM TERMS AND CONDITIONS SOLICITATION NO: ADHS15-00004276

7.8.2	Certification of Truthfulness of Representation. By signing this Contract, the Contractor certifies that all representations set forth herein are true to the best of its knowledge.

7.8.3	Purchase Orders. The Contractor shall, in accordance with all terms and conditions of the Contract, fully perform and shall be obligated to comply with all purchase orders received by the Contractor prior to the expiration or termination hereof, unless otherwise directed in writing by the Procurement Officer, including, without limitation, all purchase orders received prior to but not fully performed and satisfied at the expiration or termination of this Contract.

7.9	Standards of Conduct. The subcontractor will perform services for members consistent with the proper and required practice of medicine and must adhere to the customary rules of ethics and conduct of its appropriate professional organization including, but not limited to, the American Medical Association and other national and state boards and associations or health care professionals to which they are subject to licensing, certification, and control.

7.10	Warranty of Services. The Contractor, by execution of this subcontract, warrants that it has the ability, authority, skill, expertise and capacity to perform the services specified in this contract.

8.	Contractual Remedies

8.1.	Right to Assurance. If the State in good faith has reason to believe that the Contractor does not intend to, or is unable to perform or continue performing under this Contract, the Procurement Officer may demand in writing that the Contractor give a written assurance of intent to perform. Failure by the Contractor to provide written assurance within the number of Days specified in the demand may, at the State’s option, be the basis for terminating the Contract under the Uniform Terms and Conditions or other rights and remedies available by law or provided by the contract.

8.2.	Stop Work Order.

8.2.1.	The State may, at any time, by written order to the Contractor, require the Contractor to stop all or any part, of the work called for by this Contract for period(s) of days indicated by the State after the order is delivered to the Contractor. The order shall be specifically identified as a stop work order issued under this clause. Upon receipt of the order, the Contractor shall immediately comply with its terms and take all reasonable steps to minimize the incurrence of costs allocable to the work covered by the order during the period of work stoppage.

8.2.2.	If a stop work order issued under this clause is canceled or the period of the order or any extension expires, the Contractor shall resume work. The Procurement Officer shall make an equitable adjustment in the delivery schedule or Contract price, or both, and the Contract shall be amended in writing accordingly.

8.3.	Non-exclusive Remedies. The rights and the remedies of the State under this Contract are not exclusive.

8.4.	Nonconforming Tender. Materials or services supplied under this Contract shall fully comply with the Contract. The delivery of materials or services or a portion of the materials or services that do not fully comply constitutes a breach of contract. On delivery

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UNIFORM TERMS AND CONDITIONS SOLICITATION NO: ADHS15-00004276

of nonconforming materials or services, the State may terminate the Contract for default under applicable termination clauses in the Contract exercise any of its rights and remedies under the Uniform Commercial Code, or pursue any other right or remedy available to it.

8.5.	Right of Offset. The State shall be entitled to offset against any sums due the Contractor, any expenses or costs incurred by the State, or damages assessed by the State concerning the Contractor’s non-conforming performance or failure to perform the Contract, including expenses, costs and damages described in the Uniform Terms and Conditions.

9.	Contract Termination

9.1.	Cancellation for Conflict of Interest. Pursuant to A.R.S. § 38-511, the State may cancel this Contract within three (3) years after Contract execution without penalty or further obligation if any person significantly involved in initiating, negotiating, securing, drafting or creating the Contract on behalf of the State is or becomes at any time while the Contract or an extension of the Contract is in effect an employee of or a consultant to any other party to this Contract with respect to the subject matter of the Contract. The cancellation shall be effective when the Contractor receives written notice of the cancellation unless the notice specifies a later time. If the Contractor is a political subdivision of the State, it may also cancel this Contract as provided in A.R.S. § 38-511.

9.2.	Gratuities, Termination of Contract. ADHS may, by written notice to the Contractor, terminate this Contract if it is found, after notice and hearing by the State, that gratuities in the form of entertainment, gifts, or otherwise were offered or given by the Contractor, or any agent or representative of the Contractor, to any officer or employee of the State with a view towards securing a contract or securing favorable treatment with respect to the awarding, amending or the making of any determinations with respect to the performance of the Contractor; provided, that the existence of the facts upon which the state makes such findings shall be in issue and may be reviewed in any competent court. If the Contract is terminated under this section, unless the Contractor is a governmental agency, instrumentality or subdivision thereof, ADHS shall be entitled to a penalty, in addition to any other damages to which it may be entitled by law, and to exemplary damages in the amount of three times the cost incurred by the Contractor in providing any such gratuities to any such officer or employee. [A.A.C. R2-5-501; A.R.S. §41-2616 C.; 42 CFR 434.6, a. (6)].

9.3.	Suspension or Debarment. The State may, by written notice to the Contractor, immediately terminate this Contract if the State determines that the Contractor has been debarred, suspended or otherwise lawfully prohibited from participating in any public procurement activity, including but not limited to, being disapproved as a subcontractor of any public procurement unit or other governmental body. Submittal of an offer or execution of a contract shall attest that the contractor is not currently suspended or debarred. If the contractor becomes suspended or debarred, the contractor shall immediately notify the State.

9.4.	Termination for Convenience. The State reserves the right to terminate the Contract, in whole or in part at any time when in the best interest of the State, without penalty or recourse. Upon receipt of the written notice, the Contractor shall stop all work, as directed in the notice, notify all subcontractors of the effective date of the termination and minimize all further costs to the State. In the event of termination under this paragraph, all documents, data and reports prepared by the Contractor under the Contract shall become the property of and be delivered to the State upon demand. The Contractor shall be entitled to receive just and equitable compensation for work in progress, work completed and materials accepted before the effective date of the termination. The cost principles and procedures provided in A.A.C. R2-7-701 shall apply.

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UNIFORM TERMS AND CONDITIONS SOLICITATION NO: ADHS15-00004276

9.5.	Termination for Default.

9.5.1.	In addition to the rights reserved in the contract, the State may terminate the Contract in whole or in part due to the failure of the Contractor to comply with any term or condition of the Contract, to acquire and maintain all required insurance policies, bonds, licenses and permits, or to make satisfactory progress in performing the Contract. The Procurement Officer shall provide written notice of the termination and the reasons for it to the Contractor.

9.5.2.	Upon termination under this paragraph, all goods, materials, documents, data and reports prepared by the Contractor under the Contract shall become the property of and be delivered to the State on demand.

9.5.3.	The State may, upon termination of this Contract, procure, on terms and in the manner that it deems appropriate, materials or services to replace those under this Contract. The Contractor shall be liable to the State for any excess costs incurred by the State in procuring materials or services in substitution for those due from the Contractor.

9.6.	Continuation of Performance Through Termination. The Contractor shall continue to perform, in accordance with the requirements of the Contract, up to the date of termination, as directed in the termination notice.

10.	Contract Claims

All contract claims or controversies under this Contract shall be resolved according to A.R.S. Title 41, Chapter 23, Article 9, and rules adopted thereunder.

11.	Arbitration

The parties to this Contract agree to resolve all disputes arising out of or relating to this contract through arbitration, after exhausting applicable administrative review, to the extent required by A.R.S. § 12-1518, except as may be required by other applicable statutes (Title 41).

12.	Comments Welcome

The State Procurement Office periodically reviews the Uniform Terms and Conditions and welcomes any comments you may have. Please submit your comments to: State Procurement Administrator, State Procurement Office, 100 North 15th Avenue, Suite 201, Phoenix, Arizona, 85007.

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EXHIBIT SUMMARY

CONTRACT NO: ADHS15-085892

The Exhibits for this Solicitation are described below:

Exhibit 1	Definitions

Exhibit 2	Acronyms

Exhibit 3	Medicare Requirement to Coordinate Care for Dual Eligible SMI Members

Exhibit 4	Placeholder

Exhibit 5	Arizona Vision-Twelve Principles for Children Service Delivery

Exhibit 6	Adult Service Delivery System-Nine Guiding Principles

Exhibit 7	Documents Incorporated by Reference (For a detailed listing of all documents refer to Exhibit 7)

Exhibit 8	Informational Documents (For a detailed list of all documents see Exhibit 8)

Exhibit 9	Deliverables

Exhibit 10	Greater Arizona Zip Codes

Exhibit 11	2016 Capitation Rates Information

Exhibit 12	Placeholder

Exhibit 13	Pledge to Protect Confidential Information

EXHIBIT-1 DEFINITIONS CONTRACT NO: ADHS15-00004276

1.	“638 Tribal Facility” or an IHS or 638 tribal facility; means a facility that is owned and/or operated by a Federally recognized American Indian/Alaskan Native Tribe and that is authorized to provide services pursuant to Public Law 93-638, as amended. Also referred to as: tribally owned and/or operated 638 facility, tribally owned and/or operated facility, 638 tribal facility, and tribally-operated 638 health program.

2.	“834 Transaction Enrollment/Disenrollment” means the Health Insurance Portability and Accountability Act of 1996 (HIPAA) compliant transmission, by a health care provider to a tribal or Regional Behavioral Health Authority (RBHA) and by a T/RBHA to ADHS/DBHS or AHCCCS that contains information to establish or terminate a person’s enrollment in the ADHS/DBHS service delivery system.

3.	“1931s” (also referred to as TANF or TANF-related) means the benefits provided to eligible individuals and families with household income levels at or below 100% of the Federal Poverty Level (FPL) under Section 1931 of the Social Security Act.

4.	“Action”: MCO & PIHP. The contract must define action as the:

4.1	Denial or limited authorization of a requested service, including the type or level of service;

4.2	Reduction, suspension, or termination of a previously authorized service;

4.3	Denial, in whole or in part, of payment for a service;

4.4	Failure to provide services in a timely manner, as defined by the State*;

4.5	Failure of an MCO or PIHP to act within the timeframes; or

4.6	For a rural area resident with only one MCO or PIHP, the denial of a Medicaid enrollee’s request to obtain services outside the network**:

4.7	From any other provider (in terms of training, experience, and specialization) not available within the network

4.8	From a provider not part of the network who is the main source of a service to the recipient—provided that the provider is given the same opportunity to become a participating provider as other similar providers. If the provider does not choose to join the network or does not meet the qualifications, the enrollee is given a choice of participating providers and is transitioned to a participating provider within 60 days.

4.9	Because the only plan or provider available does not provide the service because of moral or religious objections.

4.10	Because the recipient’s provider determines that the recipient needs related services that would subject the recipient to unnecessary risk if received separately and not all related services are available within the network.

4.11	The State determines that other circumstances warrant out-of-network treatment.

EXHIBIT-1 DEFINITIONS CONTRACT NO: ADHS15-00004276

*	Note: The State must define the action “failure to provide services in a timely manner” in the Contract.

**	Note: only the MCO or PIHP definition of action includes this rural area provision. The PAHP and PCCM definition of action is found at 42 CFR 431.201 and does not allow for State fair hearings for the denial of these requests unless the State so chooses at its option.

5.	“Acute Care Contractor” means a contracted managed care organization (also known as a health plan) that provides acute care physical health services to AHCCCS members in the acute care program who are Title XIX or Title XXI eligible. The Acute Care Contractor is also responsible for providing behavioral health services for its enrolled members who are treated by a Primary Care Provider (PCP) for anxiety, depression, and Attention Deficit Hyperactivity Disorder (ADHD). Effective October 1, 2015, Acute Care Contractors are also responsible for providing behavioral health services for dual eligible adult members with General Mental Health and/or Substance Abuse (GMH/SA) needs. For other acute care populations, behavioral health services are carved out and are provided through Tribal or Regional Behavioral Health Authorities.

6.	“Adjudicated Claims” or “Adjudicated Encounters” means claims or encounters that have been received and processed by the Contractor, and which resulted in a payment or denial of payment.

7.	“Administrative Costs” means administrative expenses incurred to manage the health system, including, but not limited to provider relations and contracting; provider billing; accounting; information technology services; processing and investigating grievances and appeals; legal services, which includes legal representation of the Contractor at administrative hearings; planning; program development; program evaluation; personnel management; staff development and training; provider auditing and monitoring; utilization review and quality assurance. Administrative costs do not include expenses incurred for the direct provision of health care services, including case management, or integrated health care services.

8.	“Administrative Services Subcontracts” means an agreement that delegates any of the requirements of the contract with ADHS including, but not limited to the following:

a.	Claims processing, including pharmacy claims,

b.	Credentialing, including those for only primary source verification (i.e. Credential Verification

c.	Organization).

d.	Management Service Agreements;

e.	Service Level Agreements with any Division or Subsidiary of a corporate parent owner;

f.	DDD acute care and behavioral health subcontractors;

g.	ADHS/DBHS subcontracted Tribal/Regional Behavioral Health Authorities and the Integrated

h.	Regional Behavioral Health Authority.

i.	Providers are not Administrative Services Subcontractors.

9.	“Adult” means a person eighteen (18) years of age or older, unless the term is given a different definition by statute, rule, or policies adopted by the ADHS or AHCCCS.

10.	“Adult Group Above 106% Federal Poverty Level (Adults > 106%)” Adults aged 19-64, without Medicare, with income above 106% through 133% of the Federal Poverty Level (FPL).

11.	“Adult Group At or Below 106% Federal Poverty Level (Adults </= 106%)” Adults aged 19-64, without Medicare, with income at or below 106% of the Federal Poverty Level (FPL).

EXHIBIT-1 DEFINITIONS CONTRACT NO: ADHS15-00004276

12.	“Agent” means any person who has been delegated the authority to obligate or act on behalf of a provider [42CFR 455.101].

13.	“American Indian Health Program” (AIHP) means the physical health care service delivery program for eligible American Indians who choose to receive services through the Indian Health Service or tribal health programs operated by 638 facilities or an IHS or 638 tribal facility, AIHP is formerly known as the AHCCCS IHS FFS Program.

14.	“Arizona Administrative Code” (A.A.C.) means the state regulations, or rules, established pursuant to relevant statutes.

15.	“Arizona Department of Child Safety” means the department established pursuant to A.R.S. §8-451 to protect children and to perform the following: 1. Investigate reports of abuse and neglect, 2. Assess, promote and support the safety of a child in a safe and stable family or other appropriate placement in response to allegations of abuse or neglect. 3. Work cooperatively with law enforcement regarding reports that include criminal conduct allegations. 4. Without compromising child safety, coordinate services to achieve and maintain permanency on behalf of the child, strengthen the family and provide prevention, intervention and treatment services pursuant to this chapter.

16.	“Arizona Department of Economic Security” (ADES) means the state agency that has the powers and duties set forth in A.R.S. § 41-1951, et seq.

17.	“Arizona Department of Health Services” (ADHS) means the state agency mandated to provide behavioral health services to Title XIX and Title XXI Acute care members who are eligible for behavioral health services. Services are provided through the ADHS Division of Behavioral Health and its Contractors.

18.	“Arizona Health Care Cost Containment System” (AHCCCS) means the state agency composed of the Administration, Contractors, and other arrangements through which health care services are provided to an eligible person, as defined by A.R.S. § 36-2902, et seq.

19.	“AHCCCS Eligibility Determination” means the process of determining, through a written application and required documentation, whether an applicant meets the criteria for Title XIX/XXI funded services.

20.	“AHCCCS Health Plan” means an organization or entity that has a contract with AHCCCS to provide specified health-related goods and services in conformance with the stated requirements, Arizona statute and rules, and federal law and regulations.

21.	“AHCCCS Prepaid Medical Management Information System” (PMMIS) means the electronic information system maintained by AHCCCS to determine Title XIX/XXI eligibility and AHCCCS Health Plan enrollment information.

22.	“AHCCCS Registered Provider” means a provider that enters into an agreement with AHCCCS under A.A.C. R9-22-703(A), and meets licensing or certification requirements to provide covered services.

23.	“Arizona Long-Term Care System” or “ALTCS” means the AHCCCS program that delivers long-term, acute, behavioral health and case management services to members, as authorized by A.R.S. § 36-2932, et seq.

EXHIBIT-1 DEFINITIONS CONTRACT NO: ADHS15-00004276

24.	“Arizona Revised Statutes” (A.R.S.) means the laws of the State of Arizona.

25.	“Assigned Geographic Service Area” means the contracted awarded area as identified in Exhibit 10.

26.	“Balanced Budget Act of 1997” means the managed care requirements under (P.L. 105-33) as set forth in 42 CFR Part 438.

27.	“Bed Hold” means a (24) hour per day unit of service that is authorized by an ALTCS member’s case manager or the behavioral health case manager or a subcontractor for an acute care member, which may be billed despite the member’s absence from the facility for the purposes of short term hospitalization leave and therapeutic leave. Refer to the Arizona Medicaid State Plan, [42 CFR §§447.40 and 483.12], and 9 A.A.C. 28 for more information on the bed hold service and AMPM Chapter 100.

28.	“Behavioral Health” (BH) means mental health and substance use/abuse collectively.

29.	“Behavioral Health Disorder” means any behavioral, mental health, and/or substance use diagnoses found in the most current version of the Diagnostic and Statistical Manual of International Classification of Disorders (DSM) excluding those diagnoses such as mental retardation, learning disorders and dementia, which are not typically responsive to mental health or substance abuse treatment.

30.	“Behavioral Health Medical Professional” means an individual licensed and authorized by law to use and prescribe medication and devices, as defined in A.R.S. § 32-1901, and who is one of the following with at least one year of full-time behavioral health work experience:

25.1	A physician;

25.2	A physician assistant; or a registered nurse practitioner.

31.	“Behavioral Health Paraprofessional” means as specified in R9-10-101, an individual who is not a behavioral health professional who provides behavioral health services at or for a health care institution according to the health care institution’s policies and procedures that: a. If the behavioral health services were provided in a setting other than a licensed health care institution, the individual would be required to be licensed as a behavioral professional under A.R.S. Title 32, Chapter 33; and b. Are provided under supervision by a behavioral health professional.

32.	“Behavioral Health Professional” means as specified in R9-10-101, an individual licensed under A.R.S. Title 32 Chapter 33, whose scope of practice allows the individual to: a. Independently engage in the practice of behavioral health as defined in A.R.S. § 32-3251; or b. Except for a licensed substance abuse technician, engage in the practice of behavioral health as defined in A.R.S.§ 32-3251 under direct supervision as defined in A.A.C. R4-6-101 c. A psychiatrist as defined in A.R.S. § 36-501;d. A psychologist as defined in A.R.S. § 32-2061; e. A physician; f. A registered nurse practitioner licensed as an adult psychiatric and mental health nurse; or g. A behavior analyst as defined in A.R.S. §32-2091; or h. A registered nurse.

33.	“Behavioral Health Provider” means an individual or facility that delivers behavioral health services as a subcontractor in Contractor’s provider network.

34.	“Behavioral Health Residential Facility” (formally known as Level I and Level II facilities) means a health care institution that provides treatment to an individual experiencing a behavioral health issue that: a. Limits the individual’s ability to be independent, or b. Causes the individual to require treatment to maintain or enhance independence.

EXHIBIT-1 DEFINITIONS CONTRACT NO: ADHS15-00004276

35.	“Behavioral Health Services” means a physician or practitioner services, nursing services, health-related services, or ancillary services provided to an individual to address the individual’s behavioral health issue. See also “COVERED SERVICES.”

36.	“Behavioral Health Technician” means as specified in R9-10-101, an individual who is not a behavioral health professional who provides behavioral health services at or for a health care institution according to the health care institution’s policies and procedures that: a. If the behavioral health services were provided in a setting other than a licensed health care institution, the individual would be required to be licensed as a behavioral professional under A.R.S. Title 32, Chapter 33; and b. Are provided with clinical oversight by a behavioral health professional.

37.	“Best Practices” means evidence-based practices, promising practices, or emerging practices.

38.	“Board Certified” means a professional who has successfully completed all prerequisites of the respective specialty board and successfully passed the required examination for certification and when applicable, requirements for maintenance of certification.

39.	“Board Eligible for Psychiatry” means a physician with documentation of completion of an accredited psychiatry residency program approved by the American College of Graduate Medical Education, or the American Osteopathic Association. Documentation would include either a certificate of residency training including exact dates, or a letter of verification of residency training from the training director including the exact dates of training.

40.	“Border Communities” means the cities, towns or municipalities located in Arizona and within a designated geographic service area whose residents typically receive primary or emergency care in adjacent Geographic Service Areas or neighboring states, excluding neighboring countries, due to service availability or distance A.A.C. R9-22-201(F), R9-22-201(G), R9-22-101(B).

41.	“Breast and Cervical Cancer Treatment Program” means the program that serves eligible individuals under the Title XIX expansion program for women with income up to 250% of the FPL, who are diagnosed with and need treatment for breast and/or cervical cancer or cervical lesions and are not eligible for other Title XIX programs providing full Title XIX services. Qualifying individuals cannot have other creditable health insurance coverage, including Medicare.

42.	“Care Management Program” (CMP) means the process, methods and activities to identify high/need high/cost SMI members receiving physical health services and designing clinical interventions or alternative treatment to reduce risk, cost and help members achieve better health care outcomes.

43.	“Capitation” means the payment to the Contractor by ADHS/DBHS of a fixed monthly payment per person in advance, for which the Contractor provides medically necessary covered services as authorized under A.R.S. §§ 36-2904 and 36-2907.

44.	“Case Manager” means an individual as described in Arizona Administrative Code, Title 9, Chapter 21 and Chapter 28, and Title 6, Chapter 6.

45.	“Centers for Medicare and Medicaid Services” (CMS) means the organization within the United States Department of Health and Human Services, which administers the Medicare and Medicaid programs and the State Children’s Health Insurance Program.

EXHIBIT-1 DEFINITIONS CONTRACT NO: ADHS15-00004276

46.	“Child” means a person under the age of eighteen (18), unless the term is given a different definition by statute, rule or policies adopted by the ADHS/DBHS or AHCCCS.

47.	“Child and Family Team” (CFT) means a defined group of individuals that includes, at a minimum, the child and his or her family, a behavioral health representative, and any individuals important in the child’s life that are identified and invited to participate by the child and family. This may include teachers, extended family members, friends, family support partners, healthcare providers, coaches, community resource providers, representatives from churches, synagogues or mosques, agents from other service systems like Department of Child Safety (DCS) or the Department of Developmental Disabilities (DDD). The size, scope and intensity of involvement of the team members are determined by the objectives established for the child, the needs of the family in providing for the child, and by who is needed to develop an effective service plan, and can therefore expand and contract as necessary to be successful on behalf of the child.

48.	“Children’s Rehabilitative Services” (CRS) means an individual who has completed the CRS application process, as delineated in the CRS Policy and Procedure Manual, and has met all applicable criteria to be eligible to receive CRS-related services as defined in A.C.C. R9-22-1401 and A.R.S. § 36-261. A program that provides medical treatment, rehabilitation, and related support services to Title XIX and Title XXI members who have completed the CRS application and have met the eligibility criteria to receive CRS-related services as specified in 9 A.A.C. 22.

49.	“Claim” means a service billed under a fee-for-service arrangement.

50.	“Claim Dispute” means a dispute of a payment, denial or recoupment of the payment of a claim, or imposition of a sanction, by ADHS. All Contractor Claim Disputes with ADHS shall be resolved in accordance with the process set forth in the ADHS Policy and Procedures Manual section on Contractor and Provider Claim Disputes.

51.	“Clean Claim” means a claim that may be processed without obtaining additional information from the service provider or from a third party, but does not include a claim under investigation for fraud, waste or program abuse or under review for medical necessity.

52.	“Client Information System” (CIS) means the data collection and information system currently used by ADHS/DBHS.

53.	“Cold Call Marketing” means any unsolicited personal contact by the MCO, PIHP, PAHP, or PCCM with a potential enrollee for the purpose of marketing as defined in this paragraph.

54.	“Comprehensive Medical and Dental Plan” (CMDP) means the AHCCCS Health Plan administered through Arizona Department of Economic Security (ADES) that provides physical health care services for children in the care and custody of the State.

55.	“Conflict of Interest” (COI) means any situation in which the Contractor or an individual employed or retained by the Contractor is in a position to exploit a contractual, professional or official capacity in some way for personal or organizational benefit that otherwise would not exist.

56.	“Contract Award Date” means the date that appears in the “Acceptance” section of the Offer and Acceptance form executed by the State.

EXHIBIT-1 DEFINITIONS CONTRACT NO: ADHS15-00004276

57.	“Contract Close-Out Period” means the period after the expiration of the contract, during which the contracted entity must continue to fulfill obligations that survive past the expiration of the contract (see also Uniform Terms and Conditions, Warranties, Survival of Rights and Obligations after Contract Expiration or Termination).

58.	“Contract Performance Start Date” means the date the Contractor is required to deliver covered services to members. This date may be specified on the Offer and Acceptance form executed by the State, or by notice to the Contractor.

59.	“Contract Transition Period” means the time period between the Contract Award Date to the Contract Performance Start Date.

60.	“Contract Year” (CY) means the time period that corresponds to the federal fiscal year, October 1 through September 30 used for financial reporting purposes.

61.	“Contractor” means any person who has a contract with the State, which includes the organization or entity directly contracted with ADHS/DBHS to coordinate the delivery of and to provide covered services specified in the Contract, in conformance with the stated contract requirements; federal and state law and regulations.

62.	“Copayment” means a monetary amount specified that the member pays directly to a contractor or provider at the time covered services are rendered, as defined in A.C.C. R9-22-701.

63.	“Corrective Action Plan” means a written work plan that identifies the root cause(s) of a deficiency, includes goals and objectives, actions/tasks to be taken to facilitate an expedient return to compliance, methodologies to be used to accomplish CAP goals and objectives, and staff responsible to carry out the CAP within established timelines. CAPs are generally used to improve performance of the Contractor and/or its providers, to enhance Quality Management/Process Improvement activities and the outcomes of the activities, or to resolve a deficiency.

64.	“Covered Services” means:

64.1	Behavioral health services as specified in the ADHS/DBHS Covered Behavioral Health Services Guide;

64.2	Health care services described in the Scope of Work Section 4.7, Physical Health Care Covered Services;

64.3	Health care services described in A.A.C. R9-22, Article 2, and R9-31, Article 2, and the AHCCCS Medical Policy Manual (42 CFR 438.210(a)(4)).

65.	“Credentialing” means the process of obtaining, verifying and evaluating information regarding applicable licensure, accreditation, certification, educational and practice requirements to determine whether a provider has the required credentials to deliver specific covered services to members.

66.	“Cultural Competence” means a set of congruent behaviors, attitudes and policies that come together in a system, agency, or among professionals, which enables that system, agency or those professionals to work effectively in cross-cultural situations. Culture refers to integrated patterns of human behavior that include the language, thoughts, communications, actions, customs beliefs, values, and institutions of racial, ethnic, religious or social groups. Competence implies having the capacity to function effectively as an individual and a organization with the context of the cultural beliefs, behaviors and needs presented by consumers and their communities.

EXHIBIT-1 DEFINITIONS CONTRACT NO: ADHS15-00004276

67.	“Day” means a calendar day and time is computed under A.R.S. § 1-243, unless otherwise specified in the solicitation or contract.

68.	“Delegate” means the execution of a subcontract between the Contractor and a qualified organization or person to perform one or more functions required to be provided by the Contractor under this Contract.

69.	“Department of Child Safety/Comprehensive Medical and Dental Plan (DCS/CMDP)” means on May 29, 2014 the Department of Child Safety was established pursuant to A.R.S. §8-451. Under the authority of DCS is CMDP, a Contractor that is responsible for the provisions of covered, medically necessary AHCCCS services for children in foster care in Arizona. CMDP previously existed as a department within the Arizona Department of Economic Security (ADES).

70.	“Disenrollment” means the discontinuance of a member’s eligibility to receive covered services from the Contractor.

71.	“Division of Behavioral Health Services” (DBHS) means the Division within ADHS that has the powers and duties set forth in A.R.S. Title 36, Chapters 5 and 34.

72.	“Division of Developmental Disabilities” (DDD) means the Division within ADES.

73.	“Dual Eligible Member” or “Dual Eligible” means a member who is eligible to receive covered services under both Medicare and Medicaid.

74.	“Durable Medical Equipment” (DME), means an item or appliance that can withstand repeated use, is designated to serve a medical purpose, and is not generally useful to a person in the absence of a medical condition, illness or injury as defined in A.A.C. R9-22-101.

75.	“Emergency Medical Condition” means a medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) such that a prudent layperson who possesses an average knowledge of health and medicine could reasonably expect the absence of immediate medical attention to result in: a) placing the member’s health (or, with respect to a pregnant woman, the health of the woman or her unborn child) in serious jeopardy, b) serious impairment to bodily functions, or c) serious dysfunction of any bodily organ or part (42 CFR 438.114(a)).

76.	“Emergency Medical Service” means a covered inpatient and outpatient service provided after the sudden onset of an emergency medical condition furnished by a qualified provider that is necessary to evaluate or stabilize the emergency medical condition (42 CFR 438.114(a)).

77.	“Employee” means a person that is employed by the Contractor or under contract by the Contractor to perform contract services.

78.	“Encounter” means a record of a health care-related services rendered by a provider or providers registered with AHCCCS or ADHS/DBHS, to a member who is enrolled with a Contractor on the date-of-service.

EXHIBIT-1 DEFINITIONS CONTRACT NO: ADHS15-00004276

79.	“Enrollee” means an eligible person who is enrolled in an ADHS/DBHS program or AHCCCS, as defined in A.R.S. §§ 36-2901; 36-2981; 36-2901.01, and 42 CFR 438.10(a).

80.	“Enrollment” means the process by which a person becomes an enrollee.

81.	“Episode of Care” means the period between the beginning of treatment and the ending of covered services for an individual. The beginning and end of an episode of care is marked with a demographic file submission. Over time, an individual may have multiple episodes of care.

82.	“Equity partners” means–sponsoring organizations or parent companies of the managed care organization that share in the returns generated by the organization, both profits and liabilities.

83.	“Evidence-Based Practice” means an intervention that is recognized as effective in treating a specific health-related condition based on scientific research; the skill and judgment of health professionals; and the unique needs, concerns and preferences of the person receiving services.

84.	“The Federal Emergency Services” (FES) means the program that covers services needed to treat an emergency medical condition for a member who is determined eligible under A.R.S. § 36-2903.03 (D) and A.A.C. R9-22-217.

85.	“Federally Qualified Health Care Center” (FQHC) means a public or private non-profit health care organization that has been identified by the HRSA and certified by CMS as meeting criteria under Sections 1861(aa)(4) and 1905(l)(2)(B) of the Social Security Act.

86.	“Federally Qualified Health Care Center Look-Alike” means an entity that meets the requirements pursuant to Section 330 of the Public Health Service Act, but does not receive grant funding.

87.	“Fee-for-Service” (FFS) means a method of payment to registered providers for services rendered on an amount per-service basis.

88.	“Fiscal Agent” means a Contractor that processes or pays vendor claims on behalf of the Medicaid agency [42 CFR 455.101].

89.	“Fiscal Year” (FY) means the State budget year: July 1 through June 30.

90.	“Formulary” means a list of covered medications available for treatment of members.

91.	“Fraud” means an intentional deception or misrepresentation made by a person with the knowledge that the deception could result in some unauthorized benefit to the person or some other person. It includes any act that constitutes fraud under applicable federal or state law.

92.	“Freedom to Work” also referred to as “Ticket to Work” means an individual who become eligible under the Title XIX expansion program that extends eligibility to individuals sixteen (16) through sixty-four (64) years old who meet SSI disability criteria; whose earned income, after allowable deduction, is at or below 250% of the FPL, and who is not eligible for any other Medicaid program.

93.	“General Mental Health Adults” (GMH) means a classification of adult persons age eighteen (18) and older who have general behavioral health issues, have not been determined to have a serious mental illness, but are eligible to receive covered behavioral health services.

EXHIBIT-1 DEFINITIONS CONTRACT NO: ADHS15-00004276

94.	“Geographic Service Area” (GSA) means a specific region or regions in Arizona (defined by zip code) in which a Contractor provides directly or through subcontract, covered services to members in that region;

95.	“Geographic Service Area North” means the area defined by the zip codes in Exhibit 10.

96.	“Geographic Service Area South” means the area defined by the zip codes in Exhibit 10.

97.	“Grievance System” means the Contractor’s program that includes a process for member grievances. SMI grievances, appeals, provider claim disputes, and access to the state fair hearing system.

98.	“Health Insurance Portability and Accountability Act of 1996” (HIPAA) means (P.L.104-191, (Title II, Subtitle F)) and regulations published by the United States Department of Health and Human Services, the administrative simplification provisions and modifications thereof, and the Administrative Simplification Compliance Act of 2001.

99.	“Incontinence Briefs”: means in general, incontinence briefs (diapers) are not covered for members unless medically necessary to treat a medical condition. However, for AHCCCS members over three years of age and under 21 years of age incontinence briefs, including pull-ups and incontinence pads, are also covered to prevent skin breakdown and to enable participation in social community, therapeutic, and educational activities under limited circumstances. In addition, effective December 15, 2014 for members in the ALTCS Program who are 21 years of age and older, incontinence briefs including pull-ups and incontinence pads are also covered in order to prevent skin breakdown as outlined in AMPM Policy 310-P. See A.A.C. R9-22-212 and AMPM Chapters 300 and 400.

100.	“Indian Health Service” (IHS) means the bureau of the United States Department of Health and Human Services that is responsible for delivering public health and medical services to American Indians throughout the country in accordance with treaties with Tribal Governments.

101.	“Individual Recovery Plan” (formerly known as the Individual Service Plan) means a complete written description of all covered health services and other informal supports that have been identified through the assessment process and includes individualized recovery goals and strategies to assist the member in meeting his or her goals.

102.	“Interagency Service Agreement” (ISA) is an agreement between two or more agencies of the State wherein an agency is reimbursed for services provided to another agency or is advanced funds for services provided to another agency. A.R.S. §35-148(A).

103.	“Intergovernmental Agreement” (IGA) means an agreement conforming to the requirements of A.R.S. § 11-951, et. seq.

104.	“Integrated Regional Behavioral Health Authority (Integrated RBHA) “means an organization that provides behavioral health services to AHCCCS members who are Title XIX or Title XXI eligible, other than adult members dually enrolled in Medicaid and Medicare with General Mental Health and Substance Abuse needs and American Indians who choose a TRBHA. The Integrated RBHA also provides physical health services for AHCCCS members determined to have a Serious Mental Illness, with the exception of American Indians who choose AIHP.

EXHIBIT-1 DEFINITIONS CONTRACT NO: ADHS15-00004276

105.	“Joint Case” means a case where payments for services rendered to the member are exclusively the responsibility of the Contractor and where fee-for-service payments and/or reinsurance payments are involved.

106.	“KidsCare” means the Title XXI Health Insurance Program administered by AHCCCS, also known as Arizona’s Children’s Health Insurance Program (CHIP).

107.	“Level I” means an inpatient treatment program or behavioral health treatment facility that is licensed under A.A.C. Title 9, Chapter 10 and includes a psychiatric acute hospital, a residential treatment center for individuals under the age of twenty-one (21), or a sub-acute facility.

108.	“Level IV Behavioral Health Facility” means a behavioral health agency as defined in A.A.C. Title 9, Chapter 10.

109.	“Liable Party” means a person or entity that is or may be, by agreement, circumstance or otherwise, liable to pay all or part of the health care expenses incurred by an applicant or member.

110.	“Lien” means a legal claim, filed with the County Recorder’s office in the county in which a member resides and/or in the county an injury was sustained, for the purpose of ensuring that AHCCCS receives reimbursement for medical services paid. The lien is attached to any settlement the member may receive as a result of an injury.

111.	“Managed Care” means a system that integrates the financing and delivery of health care services to covered individuals by means of arrangements with selected providers to furnish comprehensive services to members; establish explicit criteria for the selection of health care providers; have financial incentives for members to use providers and procedures associated with the plan; and have formal programs for quality, utilization management and the coordination of care.

112.	“Management Services Subcontractor” means an entity to which the Contractor delegates the comprehensive management and administrative services necessary for the operation of the Contractor.

113.	“Marketing” means any communication, from an MCO, PIHP, PAHP, or PCCM to a Medicaid recipient who is not enrolled in that entity, that can reasonably be interpreted as intended to influence the recipient to enroll in that particular MCO’s, PIHP’s, PAHP’s, or PCCM’s Medicaid product, or either to not enroll in, or to disenroll from, another MCO’s, PIHP’s, PAHP or PCCM’s Medicaid product.

114.	“Marketing Materials” means materials: that are produced in any medium, by or on behalf of an MCO, PIHP, PAHP, or PCCM can reasonably be interpreted as intended to market to potential enrollees.

115.	“Material Change to Operations” means any change in overall operations that affects, or can reasonably be foreseen to affect, the Contractor’s ability to meet the performance standards as required in contract including, but not limited to, any change that would impact or is likely to impact more than 5% of total membership and/or provider network in a specific GSA.

116.	“Material Change to the Provider Network” means any change that affects, or can reasonably be foreseen to affect, the Contractors’ ability to meet the performance and/or provider network standards as required in contract including, but not limited to, any change that would cause or is likely to cause more than 5% of the members in a GSA to change the location where services are received or rendered.

EXHIBIT-1 DEFINITIONS CONTRACT NO: ADHS15-00004276

117.	“Material Gap” means a temporary change in a provider network that may reasonably be foreseen to jeopardize the delivery of covered health services to an identifiable segment of the member population.

118.	“Material Omission” means facts, data or other information excluded from a report, contract, the absence of which could lead to erroneous conclusions following reasonable review of such report or contract.

119.	“May” means something is permissive.

120.	“Medicaid” means the federal/state program authorized by Title XIX of the Social Security Act, as amended.

121.	“Medical Expense Deduction” (MED) means Title XIX waiver member whose family income exceeds the limits of all other Title XIX categories (except ALTCS) and has family medical expenses that reduce income to or below 40% of the FPL. MED members may or may not have a categorical link to Title XIX.

122.	“Medical Institution” means an acute care hospitals, psychiatric hospital – Non IMD, psychiatric hospital – IMD, residential treatment center – Non IMD, residential treatment center – IMD, skilled nursing facilities, and Intermediate Care Facilities for persons with intellectual disabilities.

123.	“Medical Practitioner” means a physician, physician assistant or registered nurse practitioner.

124.	“Medically Necessary Services” means covered services provided by qualified service providers within the scope of their practice to prevent disease, disability and other adverse health conditions or their progression or to prolong life. Medically necessary services are aimed at achieving the following: the prevention, diagnosis, and treatment of health and behavioral health impairments; the ability to achieve age-appropriate growth and development; and the ability to attain, maintain, or regain functional capacity.

125.	“Medical Records” means all records maintained by PCP’s or other providers as well as but not limited to those kept in placement settings such as nursing facilities, assisted living facilities and other home and community based providers.

126.	“Medicare” means the federal health care program authorized by Title XVIII of the Social Security Act, as amended.

127.	“Medicare Managed Care Plan” means a managed care entity that has a Medicare contract with CMS to provide services to Medicare beneficiaries, including a Medicare Advantage Plan (MAP), a Medicare Advantage Prescription Drug Plan (MAPDP), a MAPDP Special Needs Plan, or a Medicare Prescription Drug Plan.

128.	“Medicare Modernization Improvement Act of 2003” means the federal law that created a prescription drug benefit called Medicare Part D for individuals who are eligible for Medicare Part A and/or enrolled in Medicare Part B.

129.	“Medicare Part D Excluded Drugs” means the prescription drug coverage option available to Medicare beneficiaries, including Dual Eligible members. Medications that are available under this benefit are not covered by AHCCCS for dual eligible members. Certain drugs that are

EXHIBIT-1 DEFINITIONS CONTRACT NO: ADHS15-00004276

excluded from coverage by Medicare continue to be covered by AHCCCS. Those medications are barbiturates,benzodiazepines, and over-the-counter medication as defined in the AMPM. Prescription medications that are covered under Medicare, but are not on a Part D health plan’s formulary are not considered excluded drugs, and are not covered by AHCCCS.

130.	“Medications List” has the same meaning as “Formulary”.

131.	“Member” means a person who is eligible for or is receiving covered services under this Contract.

132.	“Member Information Materials” means the materials given to members including: Member Handbooks, member newsletters, surveys, health-related brochures videos, templates of form letters and website content.

133.	“Mental Health Block Grant” (MHBG) means an annual formula grant from The Substance Abuse and Mental Health Services Administration (SAMHSA) that provides funds to establish or expand an organized community-based system of care for providing non-Title XIX mental health services to children with serious emotional disturbances (SED) and adults with serious mental illness (SMI). These funds are used to: (1) carry out the State plan contained in the application; (2) evaluate programs and services, and; (3) conduct planning, administration, and educational activities related to the provision of services.

134.	“Must” denotes the imperative.

135.	“Non-Contracting Provider” means a person or entity that provides services as prescribed in A.R.S. § 36-2901, but does not have a subcontract with the Contractor.

136.	“Non-Title XIX/XXI Funding” means fixed, non-capitated funds, including funds from MHBG, SABG, County, other funds and State appropriations (excluding state appropriations for state match to support Title XIX and Title XXI programs), which are used to fund services to Non-Title XIX/XXI eligible persons and for medically necessary services not covered by Title XIX or Title XXI programs.

137.	“Non-Title XIX/XXI Member” or “Non-Title XIX/XXI Person” means an individual who needs or may be at risk of needing covered health-related services, but does not meet federal and State requirements for Title XIX or Title XXI eligibility.

138.	“Non-Title XIX/XXI SMI Member” means a Non-Title XIX/XXI member who has met the criteria to be designated as Seriously Mentally Ill.

139.	“Outreach” means activities to identify and encourage members or potential members, who may be in need of, but not yet receiving physical or behavioral health services.

140.	“Ownership or Control” is defined in 42 CFR 455.101.

141.	“Performance Improvement Project (Pip)” means a planned process of data gathering, evaluation and analysis to determine interventions or activities that are projected to have a positive outcome. A PIP includes measuring the impact of the interventions or activities toward improving the quality of care and service delivery. Formerly referred to as Quality Improvement Projects (QIP).

142.	“Performance Standards” means a set of standardized measures designed to assist AHCCCS in evaluating, comparing and improving the performance of its Contractors.

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143.	“Person with a Developmental/Intellectual Disability” means an individual who meets the Arizona definition as outlined in A.R.S. §36-551 and is determined eligible for services through the DES Division of Developmental Disabilities (DDD). Services for AHCCCS-enrolled acute and long term care members with developmental/intellectual disabilities are managed through the DES Division of Developmental Disabilities.

144.	“Pharmacy Encounter Data” means a retail pharmacy encounter until such time AHCCCS expands Federal Drug Rebate processing to include all other pharmaceuticals reported on professional and outpatient facility encounters.

145.	“Physician Incentive Plan” means any compensation arrangement to pay a physician or physician group that may directly or indirectly have the effect of reducing or limiting the services provided to any plan enrollee.

146.	“Post Stabilization Care Services” means medically necessary services, related to an emergency medical condition, provided after the member’s condition is sufficiently stabilized in order to maintain, improve or resolve the member’s condition so that the member could alternatively be safely discharged or transferred to another location. [42 CFR 438.114 (a)].

147.	“Potential enrollee” means a Medicaid-eligible recipient who is not yet enrolled with a Contractor [42 CFR 438.10(a)].

148.	“Premium Tax” means the premium tax is equal to the tax imposed pursuant to A.R.S. §36-2905 for all payments made to Contractors for the contract year.

149.	“Primary Care Provider” (PCP) means an individual who meets the requirement of A.R.S. § 36-2901, and is responsible for the management of a member’s health care. A PCP may be a physician defined as a person licensed as an allopathic or osteopathic physician according to A.R.S. Title 32, Chapter 13 or Chapter 17, or a practitioner defined as physician assistant licensed under A.R.S. Title 32, Chapter 25, or a certified nurse practitioner licensed under A.R.S. Title 32, Chapter 15.

150.	“Primary Prevention” means the use of strategies to decrease the number of new cases of a physical or behavioral health disorder or illness.

151.	“Potential Member” means a person that could be eligible for Medicaid funded or other services, but is not yet enrolled with AHCCCS or the Contractor 42 CFR 438.10(a).

152.	“Prior Authorization” means an action taken by ADHS/DBHS, the Contractor or AHCCCS when a subcontracted provider requests approval for the reimbursement of a covered service prior to the service being provided to a member.

153.	“Prior Period Coverage” means the period of time prior to the member’s enrollment, during which a member is eligible for covered services. The timeframe is from the effective date of eligibility (usually the first day of the month of application) until the date the member is enrolled with the Contractor. Refer to 9 A.A.C. 22 Article 1. If a member made eligible via the Hospital Presumptive Eligibility (HPE) program is subsequently determined eligible for AHCCCS via the full application process, prior period coverage for the member will also be covered by AHCCCS fee for service and the member will be enrolled with the Contractor only on a prospective basis.

EXHIBIT-1 DEFINITIONS CONTRACT NO: ADHS15-00004276

154.	“Prior Quarter Coverage” means the period of time prior to an individual’s month of application for AHCCCS coverage, during which a member may be eligible for covered services. Prior Quarter Coverage is limited to the three month time period prior to the month of application. An applicant may be eligible during any of the three months prior to application if the applicant:

1.	Received one or more covered services described in 9 A.A.C. 22, Article 2 and Article 12, and 9 A.A.C. 28, Article 2 during the month; and

2.	Would have qualified for Medicaid at the time services were received if the person had applied regardless of whether the person is alive when the application is made. Refer to A.A.C. R9-22-303.

AHCCCS Contractors are not responsible for payment for covered services received during the prior quarter.

155.	“Privileging” means the process used to determine if credentialed clinicians are competent to perform certain treatment interventions, based on training, supervised practice and/or competency testing.

156.	“Provider” or “Service Provider” means a person or entity that subcontracts with ADHS/DBHS, the Contractor or AHCCCS for the delivery of covered services to members.

157.	“Provider Network” means the agencies, facilities, professional groups and professionals or other persons under subcontract to the Contractor to provide covered services to members.

158.	“Psychiatrist” means a person who is a licensed physician as defined in A.R.S. Title 32, Chapter 13 or Chapter 17 and who holds psychiatric board certification from the American Board of Psychiatry and Neurology, the American College of Osteopathic Neurologist and Psychiatrist; or the American Osteopathic Board of Neurology and Psychiatry; or is board eligible.

159.	“Rehabilitation Services Administration” (RSA) means the Division within ADES.

160.	“Related Parties” means, but is not limited to persons with an ownership or controlling interest, as defined in 42 CFR, Section 455.101, in the Contractor or Contractor’s immediate families, subcontractors, wholly-owned subsidiaries or suppliers, parent companies, sister companies, holding companies, and other entities controlled or managed by any such entities or persons.

161.	“Reside in Arizona” means to live in a particular place; to dwell permanently or continuously or occupy a residence in the awarded Geographic Service Area.

162.	“Rural Health Clinic” (RHC) means a clinic located in an area designated by the Bureau of Census as rural, and by the Secretary of the U.S. Department of Health and Human Services (DHHS) as medically underserved or having an insufficient number of physicians, meeting the requirements under 42 CFR 491.

163.	“SAMHSA” means the Substance Abuse and Mental Health Services Administration, which is a part of the U.S. Public Health Service that provides funding through block grants for direct substance abuse and mental health services including substance abuse prevention and addiction treatment.

164.	“Serious Mental Illness” (SMI) means a condition of persons who are eighteen (18) years of age or older and who, as a result of a mental disorder as defined in A.R.S § 36-550, exhibit emotional or behavioral functioning which is so impaired as to interfere substantially with their capacity to remain in the community without supportive treatment or service of a long term or indefinite duration. In these persons, mental disability is severe and persistent, resulting in long-term limitation of their functional capacities for primary activities of daily living such as interpersonal relationships, homemaking, self-care, employment and recreation.

EXHIBIT-1 DEFINITIONS CONTRACT NO: ADHS15-00004276

165.	“Shall” means something is mandatory.

166.	“Should” denotes a preference.

167.	“SMI Eligibility Determination” means the process, after assessment and submission of required documentation to determine, whether a member meets the criteria for Serious Mental Illness.

168.	“SMI Member” means a person who meets the criteria for Serious Mental Illness.

169.	“SMI Member Receiving Physical Health Care Services” means a Title XIX eligible adult who is eligible to receive both behavioral and physical health care services from the Contractor.

170.	“Specifications” has the same meaning as described in A.R.S. § 41-2561 and includes the Scope of Work.

171.	“Speed of Answer” (SOA) means the on-line wait time in seconds that the member/provider waits from the moment the call is connected in the Contractor’s phone switch until the call is picked up by a Contractor representative or Interactive Voice Response System (IVR). If the Contractor has IVR capabilities, callers must be given the choice of completing their call by IVR or by Contractor representative.

172.A	“Staff” means, and applies when used in the Scope of Work and Documents Incorporated by Reference, a person that is employed by the Contractor or under contract by the Contractor to perform Contract services.

173.	“State-Only Transplants Members” means individuals who are eligible under one of the Title XIX eligibility categories and found eligible for a transplant, but subsequently lose Title XIX eligibility due to excess income, becoming eligible for one of two extended eligibility options as specified in A.R.S. §§ 36-2907.10 and 36-2907.11.

174.	“Subsidiary” means an entity owned or controlled by the Contractor.

175.	“Subcontract” means any contract, express or implied, between the Contractor and another party or between a subcontractor and another party delegating or assigning, in whole or in part, the making or furnishing of any material or any service required for the performance of this Contract.

176.	“Substance Abuse” means as specified in R9-10-101, an individual’s misuse of alcohol or other drug or chemical that: a. Alters the individual’s behavior or mental functioning; b. Has the potential to cause the individual to be psychologically or physiologically dependent on alcohol or other drug or chemical; and c. Impairs, reduces, or destroys the individual’s social or economic functioning.

177.	“Substance Abuse” (SA) Adults is a classification of adults age eighteen (18) and older who have been diagnosed with a substance use disorder, have not been determined to have a Serious Mental Illness and are eligible for substance abuse treatment services.

EXHIBIT-1 DEFINITIONS CONTRACT NO: ADHS15-00004276

178.	“Substance Abuse Block Grant” (SABG) means an annual formula grant from The Substance Abuse and Mental Health Services Administration (SAMHSA) that supports primary prevention services and treatment services for persons with substance use disorders. It is used to plan, implement and evaluate activities to prevent and treat substance abuse. Grant funds are also used to provide early intervention services for HIV and tuberculosis disease in high-risk substance abusers.

179.	“Substance Use Disorders” means a range of conditions that vary in severity over time, from problematic, short-term use/abuse of substances to severe and chronic disorders requiring long-term and sustained treatment and recovery management.

180.	“Supplemental Security Income” or “SSI and SSI Related Groups” means an eligible individual receiving income through federal cash assistance programs under Title XVI of the Social Security Act who are aged, blind or have a disability and have household income levels at or below 100% of the FPL.

181.	“Support Services” are covered services as defined the ADHS/DBHS Covered Behavioral Health Services Guide.

182.	“System Upgrade” means any upgrade or changes to a data collection or information system that may result in disruption to Contractor services such as loading of contracts, providers or members; issuing prior authorizations; or adjudication of claims.

183.	“Temporary Assistance to Needy Families” (TANF) means the federal cash assistance program under Title IV of the Social Security Act established by the Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193). It replaced Aid To Families With Dependent Children (AFDC).

184.	“Third Party Liability” means sources available to pay all or a portion of the cost of services incurred by a person.

185.	“Ticket to Work” has the same meaning as “Freedom to Work”.

186.	“Title XIX” means Title XIX of the Social Security Act, as amended, which is the federal statute authorizing Medicaid.

187.	“Title XIX Covered Services” means the covered services identified in the ADHS/DBHS Covered Behavioral Health Services Guide and the physical health care covered services described in the Scope of Work Section 4.7, Physical Health Care Covered Services.

188.	“Title XIX Eligible Person” or “Title XIX Member” means an individual who meets Federal and State requirements for Title XIX eligibility.

189.	“Title XIX Member” means Title XIX members include those eligible under 1931 provisions of the Social Security Act (previously AFDC), Sixth Omnibus Budget Reconciliation Act (SOBRA), Supplemental Security Income (SSI) or SSI-related groups, Medicare Cost Sharing groups, Adult Group at or below 106% Federal Poverty Level (Adults </= 106%), Adult Group above 106% Federal Poverty Level (Adults > 106%), Breast and Cervical Cancer Treatment program, Title IV-E Foster Care and Adoption Subsidy, Young Adult Transitional Insurance, and Freedom to Work.

190.	“Title XXI” means Title XXI of the Social Security Act, referred to in federal legislation as the State Children’s Health Insurance Program (SCHIP). The Arizona version of SCHIP is referred to as KidsCare.

EXHIBIT-1 DEFINITIONS CONTRACT NO: ADHS15-00004276

191.	“Title XXI Eligible Person” or “Title XXI Eligible Member” means an individual who meets federal and state requirements for Title XXI eligibility.

192.	“Title XXI Member” means a member eligible to receive medically necessary physical health care services under the SCHIP program, which in Arizona is known as “KidsCare”.

193.	“Total Plan Case” means a case where payments for services rendered to the member are exclusively the responsibility of the Contractor and where fee-for-service payments and/or reinsurance is not involved.

194.	“Trauma-informed Care” (TIC) means an approach to engaging people with histories of trauma that recognizes the presence of trauma symptoms and acknowledges the role that trauma has played in the lives of people who receive services and people who provide services (SAMSHA Center for Trauma Informed Care).

195.	“Treatment” means a procedure or method to cure, improve, or palliate an individual’s medical condition or behavioral health issue. Refer to R9-10-101.

196.	“Tribal RBHA” (TRBHA) means an organization under contract with the State of Arizona that administers covered behavioral health services to members. Tribal governments, through an agreement with the State, may operate a Tribal Regional Behavioral Health Authority for the provision of behavioral health services to American Indian members. Refer to A.R.S. §36-3401, §36-3407, and A.A.C. R9-22-1201.

197.	“Vital Materials” includes the Member Handbook; notices for denials, reductions, suspensions or terminations of services; consent forms; communications requiring a response from the member; detailed description of Early Periodic Screening, Diagnostic and Treatment (EPSDT) services; informed consent; and, all grievance, appeal and request for State fair hearing information. Vital materials are notices for denials, reductions, suspensions or terminations of services; consent forms; communications requiring a response from the member; informed consent and all grievance, appeal and request for State fair hearing information in the ADHS/DBHS Policy on Notice Requirements and Appeal Process for Title XIX/XXI Eligible Persons and Notice and Appeal Requirements (SMI and Non-SMI/Non-Title XIX/XXI) (42 CFR 438.404(a) and 42 CFR 438.10(c)).

198.	“Young Adult Transitional Insurance” (YATI) means an individual age 18 through 25 who was enrolled in the foster care program under jurisdiction of the State of Arizona by their 18th birthday.

EXHIBIT-2 ACRONYMS CONTRACT NO: ADHS15-00004276

Acronym Name

AAC Arizona Administrative Code

AAR Arizona Administrative Register

ACORD Association for Cooperative Operations Research and Development

ACOM Arizona Healthcare Cost Containment System Contractor Operational Manual

ACT Assertive Community Treatment

ADA Americans with Disabilities Act

ADCS Arizona Department of Child Safety

ADE Arizona Department of Education

ADES Arizona Department of Economic Security

ADES/DDD Arizona Department of Economic Security, Division of Developmental Disabilities

ADES/RSA Arizona Department of Economic Security, Rehabilitation Services Administration

ADHS Arizona Department of Health Services

ADHS/DBHS Arizona Department of Health Services/Division of Behavioral Health

ADJC Arizona Department of Juvenile Correction

ADOC Arizona Department of Corrections

ADOH Arizona Department of Housing

AHCCCS Arizona Healthcare Cost Containment System

AIHP American Indian Health Program

ALOS Average Length of Stay

ALTCS Arizona Long Term Care System

AMPM Arizona Healthcare Cost Containment System Medical Policy Manual

AR Abandoned Rate

ARS Arizona Revised Statutes

ASAM American Society of Addiction Medicine

ASAM PPC American Society of Addiction Medicine Patient Placement Criteria

EXHIBIT-2 ACRONYMS CONTRACT NO: ADHS15-00004276

Acronym Name

ASDB Arizona State Schools for the Deaf and Blind

ASH LINE Arizona’s Smokers Help Line

ASIIS Arizona State Immunization Information System

ASIST Applied Suicide Intervention Skills Training

AzEIP Arizona Early Intervention Program

BCCTP Breast Cervical Cancer Treatment Program

CAP Corrective Action Plan

CCD Continuity of Care Document

CCO Chief Clinical Officer

CCP Cultural Competency Plan

CEO/COO Chief Executive Officer/Chief Operating Officer

CFO Chief Financial Officer

CFR Code of Federal Regulations

CFT Child and Family Team

CIS Client Information System

CLAS National Culturally Linguistically and Appropriate Service Standards

CLEAR Council on Licensure, Enforcement and Regulation

CLIA Clinical Laboratory Improvement Amendments

CMDP Comprehensive Medical and Dental Plan

CMO Chief Medical Officer

CMP Care Management Program

CMS Center for Medicare and Medicaid Services

CPHQ Certified Professional in Healthcare Quality

CRS Children’s Rehabilitative Services

CSA Community Services Agency

EXHIBIT-2 ACRONYMS CONTRACT NO: ADHS15-00004276

Acronym Name

CVO Credential Verification Organization

CY Contract Year

DBHS Division of Behavioral Health

DDD Arizona Department of Economic Security, Division of Developmental Disabilities

DMO Deputy Medical Officer

DFSM Division for Fee for Service Management

DHHS U.S. Department of Health and Human Services

DIBR Documents Incorporated by Reference

DME Durable Medical Equipment

DRA Deficit Reduction Act of 2005

DSM Diagnostic and Statistical Manual of International Classification of Disorders

D-SNP Dual Eligible Special Needs Plan

ED Emergency Department

EHR Electronic Health Records

EOC Episode of Care

EPLS Excluded Parties List System

EPSDT Early Periodic Screening Diagnostic and Treatment Service

EQRO External Quality Review Organization

FCCR First Contact Call Resolution Rate

FES Federal Emergency System

FFS Fee for Service

FPL Federal Poverty Level

FQHC Federally Qualified Health Centers

EXHIBIT-2 ACRONYMS CONTRACT NO: ADHS15-00004276

Acronym Name

FTP File Transfer Protocol

GAAP Generally Accepted Accounting Principles

GAAS Generally Accepted Auditing Standards

GME Graduate Medical Education

GMH General Mental Health Adults

GSA Geographical Service Area

HCAC Heath Care Acquired Condition

HCTC Home Care Training to Home Care Client

HIE Health Information Exchange

HIPAA Health Insurance Portability and Accountability Act

HITECH Health Information Technology for Economic and Clinical Health Act

HIV Human Immunodeficiency Virus

HRC Human Rights Committee

IAD Incident, Accident and Death

ID Identification

IDEA Individuals with Disabilities Education Act

IEP Individual Education Plan

IGA Intergovernmental Agreement

IHS Indian Health Service

ISA Interagency Service Agreement

IVR Interactive Voice Response

LEIE List of Excluded Individuals/Entities

LEP Limited English Proficiency

MAP Medicare Advantage Plan

MAPDP Medicare Advantage Prescription Drug Plan

EXHIBIT-2 ACRONYMS CONTRACT NO: ADHS15-00004276

Acronym Name

MASL Monthly Average Service Level

MCE Medical Care Evaluation

MCO Managed Care Organization

MED Medical Expense Deduction

MEVS Medicaid Eligibility Verification Service

MIPPA Medicare Improvements for Patients and Providers Act

MIS Management Information System

MM/UM Medical Management/Utilization Management

MPS Minimum Performance Standard

MRPDL AHCCCS Minimum Required Prescription Drug List

MSBC Medicaid School Based Claiming

NACHA National Automated Clearing House Association

NOA Notice of Action

NOMS National Outcome Measures

NPI National Provider Identifier

OIG Office of Inspector General

OMB Office of Management and Budget

OPI Office Program Integrity

OPPC Other Provider-Provider Condition

NON-MED Non-Medical Expense Deduction Member

PASRR Pre-Admission Screening and Resident Review

PCP Primary Care Provider

PIP Performance Improvement Plan, Process or Projects

PMMIS AHCCCS Prepaid Medical Management Information System

PPS Prospective Payment System

EXHIBIT-2 ACRONYMS CONTRACT NO: ADHS15-00004276

Acronym Name

QIO Quality Improvement Organizations

QM Quality Management

QOC Quality of Care Concern

RBHA Regional Behavioral Health Authority

RFP Request for Proposal

RHC Rural Health Clinic

RTC Residential Treatment Center

SA Substance Abuse

SAMHSA Substance Abuse and Mental Health Services Administration

SAPT Substance Abuse Prevention and Treatment

SMI Serious Mental Illness

SNF Skilled Nursing Facility

SOA Speed of Answer

SSI Supplemental Security Income

SSI-MAO Social Security Income Management Administration Office

SSL Secure Sockets Layer

TANF Temporary Assistance to Needy Families

TIC Trauma Informed Care

TDD Telecommunications Device for the Deaf

TRBHA Tribal Regional Behavioral Health Authority

VFC Vaccine for Children

EXHIBIT-3 MEDICARE REQUIREMENT TO COORDINATE CARE FOR DUAL ELIGIBLE SMI MEMBERS CONTRACT NO: ADHS15-00004276

1.	Medicare Participation for Dual Eligible SMI Members

The following will be required as it relates to the Integrated RBHA and Medicare participation: The State will require the RBHA (Contractor) in the Southern region to offer Medicare services to members with SMI by contracting with CMS to be a Medicare Dual Eligible Special Needs Plan (D-SNP) product or offer a D-SNP product through one of the equity partners in the organization. The Offerors in the Northern region are not required to be a D-SNP but are encouraged to coordinate care with entities serving dual eligible members.

D-SNPs that are currently licensed through the Arizona Department of Insurance (ADOI) will need to go through ADOI for any required service area expansion. D-SNPs that are currently certified by AHCCCS will be allowed to expand service areas through the AHCCCS certification process, even in the case where no other Medicaid contract is held in that service area. AHCCCS will sign a Medicare Improvements for Patients and Providers Act (MIPPA) Contract as necessary with the awarded Integrated RBHA or an equity partner organization.

In addition to all requirements in this Contract, the Contractor must meet all Medicare participation requirements as required by CMS and the State. This may include, but is not limited to, approval of a Medicare application, approval of a formulary consistent with Part D requirements, approval of a medication therapy management program (MTMP), and approval of a unified model of care. Medicare Advantage plans are required to meet state licensure requirements (42 CFR §422.400 and 42 CFR

§422.501(b)(i)). Proof of state licensure is required with the Medicare applications no later than February, 2015 (refer to 2016 Medicare Advantage Application). If required to be licensed through ADOI, the Contractor is required to be licensed as a Health Care Services Organization before February 2015 to apply as a Medicare Advantage Special Needs Plan. Because of these very short time frames and the time needed by ADOI to accept process and determine a request for a Health Care Services Organization certificate, an application to obtain a Health Care Service Organization certificate should be filed with ADOI as soon as possible. Failure to timely file or a delay in filing could negatively impact Contractor’s ability to comply with the requirement to operate as a D-SNP. ADOI will work to process requests in a timely manner so Contractor can meet the CMS timeframes. For more information, see the ADOI web site at http://www.azinsurance.gov/ or contact ADOI Financial Affairs Division at 602.364.3999.

2.	Participation as a Medicare Advantage Special Needs Plan

The Contractor shall:

2.1	Provide Medicare benefits to dual eligible SMI members through the Contractor’s owned or affiliated Medicare Advantage Dual Eligible Special Needs Plan (D-SNP).

2.2	Implement Medicare business on January 1, 2016.

2.3	Note that the Special Instructions for this procurement require the submission of a non-binding Notice of Intent to Apply as D-SNPs to CMS for Offerors in the Southern region by a due date specified by CMS. As specified in the Special Instructions to Offerors Section 8.11, Offerors are required to provide proof or an attestation of a Notice of Intent to Apply as a Medicare Advantage Dual Eligible Special Needs Plan.

EXHIBIT-3 MEDICARE REQUIREMENT TO COORDINATE CARE FOR DUAL ELIGIBLE SMI MEMBERS CONTRACT NO: ADHS15-00004276

2.4	Additional information on D-SNPs can be found at: http://www.cms.gov/SpecialNeedsPlans/.

2.5	Consider that D-SNPs that are currently certified by AHCCCS will be allowed to expand service areas through the AHCCCS certification process, even in the case where no other Medicaid contract is held in that service area.

2.6	Consider that D-SNPs that are currently licensed through the Arizona Department of Insurance (DOI) will need to go through DOI for any service area expansion.

2.7	Sign a Medicare Improvements for Patients and Providers Act (MIPPA) Contract as necessary with AHCCCS.

EXHIBIT-3 MEDICARE REQUIREMENT TO COORDINATE CARE FOR DUAL ELIGIBLE SMI MEMBERS CONTRACT NO: ADHS15-00004276

3.	CMS D-SNP Application Timeline (subject to CMS timeline changes)

Nov 14, 2014	Notice of Intent to Apply (NOIA) deadline to ensure access to the CMS Health Plan Management System

Nov 27, 2014	CMS sends NOIA confirmation emails to entities meeting the Nov 14 NOIA deadline to ensure timely HPMS access

Jan 13, 2015	Application for following year implantation posted on CMS websites

Jan 31, 2015	Final day to submit NOIA

Feb 2015	CY 2015 application submission deadlines

Feb 21, 2015	MAPD/D-SNP and MMP applications due

March 13, 2015	CMS notifies Plans of deficiencies in its 2/21 submission

March 28, 2015	Plans must respond to 3/13 notice of deficiencies with updated network and/or exception requests

April 26, 2015	Plans receive Notice of Intent to deny (NOID) based on Plan’s 3/28 submission (if network still not adequate)

May 7th, 2015	Plans respond to 4/26 NOID with updated network and/or exceptions requests

May 31st, 2015	CMS notifies Plans of denial or acceptance

EXHIBIT-5 ARIZONA VISION-TWELVE PRINCIPLES FOR CHILDREN SERVICE DELIVERY CONTRACT NO: ADHS15-00004276

The “Arizona Vision,” for children is built on twelve principles to which ADHS and AHCCCS are both obligated and committed. The Arizona Vision states:

In collaboration with the child and family and others, Arizona will provide accessible behavioral health services designed to aid children to achieve success in school, live with their families, avoid delinquency, and become stable and productive adults. Services will be tailored to the child and family and provided in the most appropriate setting, in a timely fashion and in accordance with best practices, while respecting the child’s family’s cultural heritage.

1.	Collaboration with the child and family: Respect for and active collaboration with the child and parents is the cornerstone to achieving positive behavioral health outcomes. Parents and children are treated as partners in the assessment process, and the planning, delivery, and evaluation of behavioral health services, and their preferences are taken seriously.

2.	Functional outcomes: Behavioral health services are designed and implemented to aid children to achieve success in school, live with their families, avoid delinquency, and become stable and productive adults. Implementation of the behavioral health services plan stabilizes the child’s condition and minimizes safety risks.

3.	Collaboration with others: When children have multi-agency, multi-system involvement, a joint assessment is developed and a jointly established behavioral health services plan is collaboratively implemented. Client-centered teams plan and deliver services. Each child’s team includes the child and parents and any foster parents, any individual important in the child’s life who is invited to participate by the child or parents. The team also includes all other persons needed to develop an effective plan, including, as appropriate, the child’s teacher, the child’s Child Protective Service and/or Division of Developmental Disabilities case worker, and the child’s probation officer. The team (a) develops a common assessment of the child’s and family’s strengths and needs, (b) develops an individualized service plan, (c) monitors implementation of the plan and (d) makes adjustments in the plan if it is not succeeding.

4.	Accessible services: Children have access to a comprehensive array of behavioral health services, sufficient to ensure that they receive the treatment they need. Plans identify transportation the parents and child need to access behavioral health services, and how transportation assistance will be provided. Behavioral health services are adapted or created when they are needed but not available.

5.	Best practices: Competent individuals who are adequately trained and supervised provide behavioral health services. They are delivered in accordance with guidelines adopted by ADHS that incorporate evidence-based “best practice.” Behavioral health service plans identify and appropriately address behavioral symptoms that are reactions to death of a family member, abuse or neglect, learning disorders, and other similar traumatic or frightening circumstances, substance abuse problems, the specialized behavioral health needs of children who are developmentally disabled, maladaptive sexual behavior, including abusive conduct and risky behavior, and the need for stability and the need to promote permanency in class member’s lives, especially class members in foster care. Behavioral Health Services are continuously evaluated and modified if ineffective in achieving desired outcomes.

EXHIBIT-5 ARIZONA VISION-TWELVE PRINCIPLES FOR CHILDREN SERVICE DELIVERY CONTRACT NO: ADHS15-00004276

6.	Most appropriate setting: Children are provided behavioral health services in their home and community to the extent possible. Behavioral health services are provided in the most integrated setting appropriate to the child’s needs. When provided in a residential setting, the setting is the most integrated and most home-like setting that is appropriate to the child’s needs.

7.	Timeliness: Children identified as needing behavioral health services are assessed and served promptly.

8.	Services tailored to the child and family: The unique strengths and needs of children and their families dictate the type, mix, and intensity of behavioral health services provided. Parents and children are encouraged and assisted to articulate their own strengths and needs, the goals they are seeking, and what services they think are required to meet these goals.

9.	Stability: Behavioral health service plans strive to minimize multiple placements. Service plans identify whether a class member is at risk of experiencing a placement disruption and, if so, identify the steps to be taken to minimize or eliminate the risk. Behavioral health service plans anticipate crises that might develop and include specific strategies and services that will be employed if a crisis develops. In responding to crises, the behavioral health system uses all appropriate behavioral health services to help the child remain at home, minimize placement disruptions, and avoid the inappropriate use of the police and criminal justice system. Behavioral health service plans anticipate and appropriately plan for transitions in children’s lives, including transitions to new schools and new placements, and transitions to adult services.

10.	Respect for the child and family’s unique cultural heritage: Behavioral health services are provided in a manner that respects the cultural tradition and heritage of the child and family. Services are provided in Spanish to children and parents whose primary language is Spanish.

11.	Independence: Behavioral health services include support and training for parents in meeting their child’s behavioral health needs, and support and training for children in self-management. Behavioral health service plans identify parents’ and children’s need for training and support to participate as partners in the assessment process, and in planning, delivery, and evaluation of services, and provide that such training and support, including transportation assistance, advance discussions, and help with understanding written materials, will be made available.

12.	Connection to natural supports: The behavioral health system identifies and appropriately utilizes natural supports available from the child and parents’ own network of associates, including friends and neighbors, and from community organizations, including service and religious organizations.

EXHIBIT-6 ADULT SERVICE DELIVERY SYSTEM-NINE GUIDING PRINCIPLES CONTRACT NO: ADHS15-00004276

The Nine Guiding Principles below were developed to provide a shared understanding of the key ingredients needed for an adult behavioral health system to promote recovery. System development efforts, programs, service provision, and stakeholder collaboration must be guided by these principles.

1.	Respect

Respect is the cornerstone. Meet the person where they are without judgment, with great patience and compassion.

2.	Persons In Recovery Choose Services And Are Included In Program Decisions And Program Development Efforts

A person in recovery has choice and a voice. Their self-determination in driving services, program decisions and program development is made possible, in part, by the ongoing dynamics of education, discussion, and evaluation, thus creating the “informed consumer” and the broadest possible palette from which choice is made. Persons in recovery should be involved at every level of the system, from administration to service delivery.

3.	Focus On Individual As A Whole Person, While Including And/Or Developing Natural Supports

A person in recovery is held as nothing less than a whole being: capable, competent, and respected for their opinions and choices. As such, focus is given to empowering the greatest possible autonomy and the most natural and well- rounded lifestyle. This includes access to and involvement in the natural supports and social systems customary to an individual’s social community.

4.	Empower Individuals Taking Steps Towards Independence And Allowing Risk Taking Without Fear Of Failure

A person in recovery finds independence through exploration, experimentation, evaluation, contemplation and action. An atmosphere is maintained whereby steps toward independence are encouraged and reinforced in a setting where both security and risk are valued as ingredients promoting growth.

5.	Integration, Collaboration, And Participation With The Community Of One’s Choice

A person in recovery is a valued, contributing member of society and, as such, is deserving of and beneficial to the community. Such integration and participation underscores one’s role as a vital part of the community, the community dynamic being inextricable from the human experience. Community service and volunteerism is valued.

6.	Partnership Between Individuals, Staff, And Family Members/Natural Supports For Shared Decision Making With A Foundation Of Trust

A person in recovery, as with any member of a society, finds strength and support through partnerships. Compassion-based alliances with a focus on recovery optimization bolster self-confidence, expand understanding in all participants, and lead to the creation of optimum protocols and outcomes.

7.	Persons In Recovery Define Their Own Success

A person in recovery — by their own declaration — discovers success, in part, by quality of life community, and greater self-determination. Persons in recovery are the experts on themselves, defining their own goals and desired outcomes.

EXHIBIT-6 ADULT SERVICE DELIVERY SYSTEM-NINE GUIDING PRINCIPLES CONTRACT NO: ADHS15-00004276

8.	Strengths-Based, Flexible, Responsive Services Reflective Of An Individual’s Cultural Preferences

A person in recovery can expect and deserves flexible, timely, and responsive services that are accessible, available, reliable, accountable, and sensitive to cultural values and mores. A person in recovery is the source of his/her own strength and resiliency. Those who serve as supports and facilitators identify, explore, and serve to optimize demonstrated strengths in the individual as tools for generating greater autonomy and effectiveness in life.

9.	Hope Is The Foundation For The Journey Towards Recovery

A person in recovery has the capacity for hope and thrives best in associations that foster hope. Through hope, a future of possibility enriches the life experience and creates the environment for uncommon and unexpected positive outcomes to be made real. A person in recovery is held as boundless in potential and possibility.

EXHIBIT-7 DOCUMENTS INCORPORATED BY REFERENCE CONTRACT NO: ADHS15-00004276

For access to all documents listed below visit the Bidders Library at:

http://www.azdhs.gov/procurement/bidders-library/index.php

ADHS/DBHS Documents

7.1	Accounting and Auditing Procedures Manual

7.1.1	Accounting and Auditing Exhibits 1-10

7.2	Annual Effectiveness Review of the Cultural Competency Plan FY2012-2013 Template

7.3	Annual Training Plan FFY2013-2014 Template

7.4	Bureau of Corporate Compliance Operations and Procedures Manual

7.5	Bureau of Quality and Integration Specifications Manual

7.5.1	Bureau of Quality and Integration Reporting Templates

7.6	Center for Mental Health Services Frequently Asked Questions

7.7	Client Information System File Layouts and Specifications Manual

7.8	Covered Behavioral Health Services Guide

7.9	Cultural Competency Plan FFY2013-2014 Narrative Template

7.10	Cultural Competency Plan FFY2013-2014 Work Plan Initiatives Template

7.11	Cultural Competency Plan FFY2013-2014 Evaluation Template

7.12	Cultural Competency and Workforce Development Quarterly Report Template FY 2014

7.13	Cultural Competency and Workforce Development Quarterly Update Report FY 2014

7.14	Demographic and Outcomes Data Set User Guide

7.15	Financial Reporting Guide for Greater Arizona

7.15.1	Appendix A-I

7.16	Housing Desktop Manual

7.17	Member Handbook Template

7.18	Behavioral Health Drug List

7.19	Medical Management Plan/Utilization Work Plan Evaluation 2013

7.20	Medical Management-Utilization Management Work Plan, FY 14

7.21	Medical Management-Utilization Plan 2014

7.22	Network Development and Management Plan RBHA Checklist

7.23	Office of Program Support Operations & Procedures Manual

7.24	Office of Grievance and Appeals Docket Tracking Application User’s Guide

7.25	Policy and Procedures Manual

7.25.1	Section 8 Attachments and Forms

7.26	Quality Management Plan, Evaluation, Work plan, and Checklist

7.27	Quality Management Plan, FY 2014

7.28	System of Care Strategic Plan

7.29	Substance Abuse Prevention and Treatment Block Grant/Community Mental Health Block Grant Application FY 14(MHBG)

7.30	Strategic Prevention Framework Model

AHCCCS Documents

7.31	HIPAA Transaction Companion Guides & Trading Partner Agreements

7.31.1	270-271 Batch Eligibility Request and Response Guide

7.31.2	277 Unsolicited Encounter Status Companion Guide

7.31.3	276-277 Batch Eligibility Request and Response Companion Guide

7.31.4	837 Counter Companion Guide

7.31.5	834-820 Enrollment and Capitation Companion Guide

7.31.6	IT Guidance Document Supplemental Websites

7.32	Approved EPSDT Tracking Form

EXHIBIT-7 DOCUMENTS INCORPORATED BY REFERENCE CONTRACT NO: ADHS15-00004276

7.33	Claims Dashboard Reporting Guide

7.33.1	Claims System Dashboard Reporting Template

7.33.2	Claims System Reporting Dashboard Cover Letter

7.34	Contractor Operations Manual

7.35	Dual Eligible Drug List Non Behavioral

7.36	Drug List Non Behavioral

7.37	Encounter Manual

7.38	Encounter Data Validation Technical Assistance Document

7.39	Enrollment Rate Codes

7.40	Fee for Service Provider Manual

7.41	Grievance System Reporting Guide

7.41.1	Grievance System Reporting Guide Attachments

7.41.2	Grievance System Report Cover Letter

7.42	Medical and Policy Manual

7.43	Minimum Required Prescription Drug List

7.44	NCPDP Post Adjudicated History Transaction Guide

7.45	Program Integrity Reporting Guide

7.46	Provider Affiliation Transmission Manual

7.47	Financial Reporting Guide for Acute Care Contractors

7.47.1	Appendix—Financial Reporting Instructions

7.47.2	Appendix—FQHC/RHC Member Months

7.47.3	Mapping Matrix

7.47.4	Medicare SNP Template

7.47.5	Appendix G – Related party Transactions

Interagency Service Agreements

7.48	ADHS and AHCCCS HS832007

7.49	ADHS and ADOC 100063DC

7.50	ADHS and ADOH HS832423

7.51	ADHS and ADOH HS032035

7.52	ADHS and ADOH 132006

7.53	ADHS and ADE 14-14ED

7.54	ADHS and ASAP HS432015

Intergovernmental Agreements

7.55	ADHS and ADES-RSA HG232026

7.56	ADHS and Pima County Health Department HG932279

7.57	ADHS and University of Arizona 059652

7.58	ADHS and University of Arizona 059974

7.59	ADHS and Gila River Tribe HG132090

7.60	ADHS and Pascua Yaqui Tribe HG132079

EXHIBIT-7 DOCUMENTS INCORPORATED BY REFERENCE CONTRACT NO: ADHS15-00004276

Clinical Guidance Documents

7.61	Children’s Out-of-Home Services

7.62	Family and Youth Involvement in the Children’s Behavioral Health System

7.63	Support and Rehabilitation Services for Children, Adolescents and Young Adults

7.64	The Child and Family Team

7.65	The Unique Behavioral Health Services Needs of Children, Youth and Families involved with (DCS) Department of Child Safety (formerly known as CPS)

7.66	Youth Involvement in Arizona Behavioral Health System

EXHIBIT-8 INFORMATIONAL DOCUMENTS CONTRACT NO: ADHS15-00004276

For access to all documents listed below visit the Bidders Library at:

http://www.azdhs.gov/procurement/bidders-library/index.php

ADHS/DBHS Documents

8.1	Annual Provider Network Development and Management Plan

8.2	Arizona State Hospital Annual Report FY 2013

8.3	Cooperative Agreements to Benefit Homeless Individuals (CABHI) Grant Application 2012

8.4	Cultural Competency Plan FFY2013-2014

8.5	PATH Application 2012

8.6	Prevention in Arizona: A Strategic Guide

8.7	Provider Network Listing

8.8	Strategic Prevention Framework Partnership for Success (SPF-PFS) Grant Application 2012

8.9	SYNAR Report, 2014

8.10	Youth in Transition Grant Application 2012

8.11	Arizona Department of Health Services Strategic Map

Clinical Guidance Documents

8.12	Clinical Supervision Comprehensive Assessment and Treatment for Substance use Disorders in Children and Adolescents

8.13	Psychiatric Best Practice Guidelines for Children: Birth to Five Years of Age

8.14	Transition to Adulthood

8.15	Working with the Birth to Five Population

Community Input Reports

8.16	ADHS’ Greater AZ RFP Survey for Providers Summary of Responses 2013

8.17	Arizona Department of Health Services Tribal Consultation Policy

8.18	Behavioral Health Services Statewide Tribal Consultation Meeting Report 2012

8.19	Executive Summary for Community Engagement Focus Groups

8.20	Greater Arizona RBHA RFP Tribal Consultation Meeting Report 2014

8.21	Peer Run and Family Run Organizations Future Directions Report

8.22	Raise Your Voice Report

8.23	Statewide AZ American Indian BH Forum II 2012

8.24	Summary of Input from Behavioral Health Providers Coordination of Care

8.25	Summary of Input form Peer and Family Members

8.26	Tribal Consultation and Activities Annual Report 2013

8.27	Tribal Consultation Executive Order 2006

8.28	Behavioral Health Forum III Report (Placeholder)

Finance Documents

8.29	Capitation Rate Data Supplement

8.30	Greater AZ Financial Informational Materials

8.31	Non-Title XIX/XXI Historical Funding

EXHIBIT-8 INFORMATIONAL DOCUMENTS CONTRACT NO: ADHS15-00004276

Information Technology Documents

8.32	Client Information System Manual—Section 2 Enrollment

8.33	H74 CAPWH RBHA Monthly Withhold File Layout

8.34	New Encounter Comma Delimited

8.35	New Deldup File Layout/New Denied Claims Layout

8.36	Behavioral Health Member Profiles are located in the secure server. (Contact the ADHS Procurement Office for server access instructions.)

EXHIBIT-9 DELIVERABLES CONTRACT NO: ADHS15-00004276

For access to all documents listed below visit the Bidders Library at:

http://www.azdhs.gov/procurement/bidders-library/index.php

All deliverables are to be submitted to http://bhs compliance.hs.azdhs.gov/default.aspx. and to the programmatic area where noted.

No	Frequency	Deliverable Name	Program Owner	Submit To	Due Date
9.1	Ad Hoc	Contractor’s Complete and Valid Certificate of Insurance	ADHS Procurement	ADHS Procurement 1740 West Adams Room 303 Phoenix, Arizona 85007	Prior to contract execution and when certificate is renewed

9.2	Ad Hoc	Status Updates of Administrative Review Corrective Actions	Bureau of Compliance	BHSCONTRACTCOMPLIANCE@ AZDHS.gov	As determined by DBHS

9.3	Ad Hoc	Complete and Valid Certificate of Insurance (ACORD form or approved equivalent)	Bureau of Compliance	BHSCONTRACTCOMPLIANCE@ AZDHS.gov	Upon request

9.4	Ad Hoc	Copies of All Provider Subcontract Templates	Bureau of Compliance	BHSCONTRACTCOMPLIANCE@ AZDHS.gov	Upon request, prior to subcontract execution, all subcontracts after execution and, upon any changes to provider subcontracts

9.5	Ad Hoc	Data, Reports, and Information for Audits	Bureau of Compliance	BHSCONTRACTCOMPLIANCE@ AZDHS.gov	Upon request

9.6	Ad Hoc	Copies of Management Services Subcontracts	Bureau of Compliance	BHSCONTRACTCOMPLIANCE@ AZDHS.gov	Upon request, at start of contract, within thirty (30) days of subcontract execution

9.7	Ad Hoc	Third Party Administrator subcontracts	Bureau of Compliance	BHSCONTRACTCOMPLIANCE@ AZDHS.gov	Sixty (60) days prior to the effective date of the subcontract

9.8	Ad Hoc	Tribal Liaison Report	Bureau of Compliance	BHSCONTRACTCOMPLIANCE@ AZDHS.gov	Upon request

EXHIBIT-9 DELIVERABLES CONTRACT NO: ADHS15-00004276

No	Frequency	Deliverable Name	Program Owner	Submit To	Due Date

9.9	Ad Hoc	Member Handbook Updates	Bureau of Compliance	BHSCONTRACTCOMPLIANCE@ AZDHS.gov	Within thirty (30) days of receiving notice of changes made to ADHS/DBHS template

9.10	Ad Hoc	Contractor Response to Complaints (response to problem resolution)	Bureau of Consumer Rights	OHRts@azdhs.gov	Upon request

9.11	Ad Hoc	Other Grievances and Appeals information and reports as requested by ADHS	Bureau of Consumer Rights, Office of Grievance and Appeals	Bureau of Consumer Rights, Office of Grievance and Appeals	Upon Request

9.12	Ad Hoc	Credentialing and Re-credentialing Denials	BQ&I Specifications Manual	Office Chief for Quality of Care & BCC SharePoint site	Within one (1) business day

9.13	Ad Hoc	High Profile Alerts of Incidents, Accidents, and Deaths	Bureau of Quality & Integration	Office Chief for Quality of Care & BQI.Deliverables@azdhs.gov	Within one (1) day of awareness

9.14	Ad Hoc	HCAC and OPPC	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov	Upon Identification by Contractor

9.15	Ad Hoc	Certificate of Medical Necessity for Commercial Oral Nutritional Supplements	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov	Fifteen (15) days after month end

9.16	Ad Hoc	PASRR Packet Including Invoice	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov Medical Management/Utilization Management	Upon request Submitted upon completion of PASRR Level II evaluations

9.17	Ad Hoc	QOC Resolution Report	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov Office of Quality of Care	Within thirty (30) days of origination or upon request

EXHIBIT-9 DELIVERABLES CONTRACT NO: ADHS15-00004276

No	Frequency	Deliverable Name	Program Owner	Submit To	Due Date

9.18	Ad Hoc	Peer Review Information	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov Office of Quality of Care	Upon request

9.19	Ad Hoc	Certificate of Necessity for Pregnancy Termination	Bureau of Quality & Integration - MCH-EPSDT	BQI.Deliverables@azdhs.gov	15th day after month end (to accompany the Pregnancy Termination Report supporting documentation for each entry on that report)

9.20	Ad Hoc	Verification of Diagnosis by Contractor for Pregnancy Termination Request	Bureau of Quality & Integration - MCH-EPSDT	BQI.Deliverables@azdhs.gov	15th day after month end (to accompany the Pregnancy Termination Report supporting documentation for each entry on that report)

9.21	Ad Hoc	Communications Materials	Communications	BHSCONTRACTCOMPLIANCE@ AZDHS.gov	Upon request

9.22	Ad Hoc	Communication plan, status updates	Communications	BHSCONTRACTCOMPLIANCE@ AZDHS.gov	Within two (2) business days of request unless otherwise indicated

9.23	Ad Hoc	Attestation of Disclosure Information of: Ownership & Control and Persons Convicted of a Crime	Corporate Compliance	BCC SharePoint Site	Upon Request

9.24	Ad Hoc	Reporting Instances of Suspected Fraud, Waste and Program Abuse	Corporate Compliance	reportfraud@azdhs.gov	Immediately upon identification

9.25	Ad Hoc	Exclusions Identified Regarding Persons Convicted of a Crime	Corporate Compliance	BCC SharePoint site	Immediately upon identification

EXHIBIT-9 DELIVERABLES CONTRACT NO: ADHS15-00004276

No	Frequency	Deliverable Name	Program Owner	Submit To	Due Date

9.26	Ad Hoc	Corporate Compliance Ride-along Program (Data Validation Review Schedule for current quarter)	Corporate Compliance Contract, ADHS/BCC Operations and Procedures Manual	BCC SharePoint site ops@azdhs.gov	Upon Request

9.27	Ad Hoc	Corporate Compliance: CMS Compliance Issues Related to HIPAA Transaction and Code Set Complaints or Sanction	Business Information Systems	ops@azdhs.gov	Immediately upon discovery

9.28	Ad Hoc	Performance Bond	Finance	BHSOFR@azdhs.gov Office of Financial Review	Thirty (30) Days after notification by ADHS/DBHS to adjust amount or expiration date

9.29	Ad Hoc	Request for Prior Approval for Advances, Loans, Loans guarantees, Investments or Equity Distributions to Related Parties or Affiliates	Finance	BHSOFR@azdhs.gov	Thirty (30) days prior to the anticipated date of distribution

9.30	Ad Hoc	Request for Prior Approval for Advances and/or Loans to Providers	Finance	BHSOFR@azdhs.gov	Ten (10) business days prior to the anticipated date of distribution

9.31	Ad Hoc	Physician Incentives: Contractor-Selected and/or Developed Pay for Performance Initiative	Finance	BHSOFR@azdhs.gov	Sixty (60) days Prior to Approval Required

9.32	Ad Hoc	Physician Incentives: Contractual Arrangements with Substantial Financial Risk	Finance	BHSOFR@azdhs.gov	Forty-five (45) days prior to implementation of the contract

EXHIBIT-9 DELIVERABLES CONTRACT NO: ADHS15-00004276

No	Frequency	Deliverable Name	Program Owner	Submit To	Due Date

9.33	Ad Hoc	Grievance or Request for Investigation and Grievance/Investigation Decision letter Concerning a Person in Need of Special Assistance	Office of Human Rights	Office of Human Rights	Within five (5) business days of receipt or issuing a decision

9.34	Ad Hoc	Copy of Appeal, Results of an Informal Conference and Notices of Hearing in Appeals concerning a Person in Need of Special Assistance	Office of Human Rights	Office of Human Rights	Within five (5) business days of receipt or issuing results or notice

9.35	Ad Hoc	Notification of a Person No Longer in Need of Special Assistance	Office of Human Rights	OHRts@azdhs.gov	Within ten (10) business days of determination

9.36	Ad Hoc	Notification of A Person in Need of Special Assistance	Office of Human Rights	Office of Human Rights	Within three (3) business days of termination

9.37	Ad Hoc	Notification of Changes to the Network-Request for Approval	Network	bhsnetworkmanagement@ azdhs.gov	Within Sixty (60) days of expected material change, Must be approved in advance by ADHS/DBHS

9.38	Ad Hoc	Notification of Changes to the Network	Network	bhsnetworkmanagement@ azdhs.gov	Within three (3) days of provider initiated changes, Forty-five (45) days prior to the expected implementation of the change

9.39	Ad Hoc	Failure of subcontractor to meet licensing criteria or if subcontract is being terminated or suspended	Network	bhsnetworkmanagement@ azdhs.gov	Within five (5) days of learning of the licensing deficiency, or of deciding to terminate or suspend

EXHIBIT-9 DELIVERABLES CONTRACT NO: ADHS15-00004276

No	Frequency	Deliverable Name	Program Owner	Submit To	Due Date

9.40	Ad Hoc	Unexpected Material Changes that could impair the Provider Network	Network	bhsnetworkmanagement@ azdhs.gov	Within one (1) business day of the unexpected material change

9.41	Ad Hoc	Performance Improvement Plans for System of Care Based on Based on Practice Review Findings	System of Care	BHSContractCompliance@ azdhs.gov	Forty-five (45) days after meeting with DBHS

9.42	Ad Hoc	Initial Housing Plan	Housing	BHSContractCompliance@ azdhs.gov	Sixty (60) days prior to contract start date, and upon ADHS request

9.43	Ad Hoc	Internal Property Acquisition Maintenance and Inspection Plan	Housing	BHSContractCompliance@ azdhs.gov	Upon request

9.44	Ad Hoc	Real Property Transaction Notice	Housing	BHSContractCompliance@ azdhs.gov	Within fifteen (15) days of transaction

9.45	Ad Hoc	Prevention Contract submission	Office of Prevention	BHSContractCompliance@ azdhs.gov	Thirty (30) days prior to service delivery

9.46	Ad Hoc and Annually	Prevention Program Description	Office of Prevention	BHSContractCompliance@ azdhs.gov	May 1st

9.47	Ad Hoc	Centers of Excellence Report	TBD	TBD	Beginning: March 15th 2016

9.48	Annually	Business Continuity/Recovery Plan	Bureau of Compliance	BHSContractCompliance@ azdhs.gov	October 10th

9.49	Annually	Subcontractor Assignment and Evaluation Report	Bureau of Compliance	BHSContractCompliance@ azdhs.gov	Ninety (90) days after start of the contract year

EXHIBIT-9 DELIVERABLES CONTRACT NO: ADHS15-00004276

No	Frequency	Deliverable Name	Program Owner	Submit To	Due Date

9.50	Annually	Member Handbook	Bureau of Compliance	BHSContractCompliance@ azdhs.gov	Thirty (30) days of receiving template or when specified by DBHS

9.51	Annually	Crisis Services Policy	Bureau of Compliance- Policy	BHSContractCompliance@ azdhs.gov	Fifteen (15) days after the start of the contract year

9.52	Annually	Attestation of Title XIX and Title XXI Policies with Policy List	Bureau of Compliance- Policy	BHSContractCompliance@ azdhs.gov	Fifteen (15) days after the start of Contract year

9.53	Annually	Integrated Health Report	Health Care Development	Chief Medical Officer & BQI.Deliverables@azdhs.gov	October 1st

9.54	Annually	Attestation of Annual Review of Prior Authorization Criteria	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov	Fifteen (15) days after the start of the contract year

9.55	Annually	HIV Specialty Provider List	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov Medical Management/Utilization Management	December 7th

9.56	Annually	Quality Management Plan and Work Plan	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov Medical Management/Utilization Management	November 1st

9.57	Annually	MM/UM Plan and Work Plan	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov	November 1st

9.58	Annually	Quality Management Evaluation	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov Medical Management/Utilization Management	November 1st

9.59	Annually	MM/UM Evaluation	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov	November 1st

9.60	Annually	Customer Satisfaction Survey Report	Bureau of Quality & Integration	Office of Performance Improvement	October 19th

EXHIBIT-9 DELIVERABLES CONTRACT NO: ADHS15-00004276

No	Frequency	Deliverable Name	Program Owner	Submit To	Due Date

9.61	Annually	Quality Management Plan, Evaluation, Work plan, and Checklist	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov	November 1st

9.62	Annually	Maternity Care Annual Plan, Evaluation, and Checklist	Bureau of Quality & Integration - MCH-EPSDT	BQI.Deliverables@azdhs.gov	November 1st

9.63	Annually	EPSDT Annual Plan, Evaluation, and Checklist	Bureau of Quality & Integration- MCH-EPSDT	BQI.Deliverables@azdhs.gov	November 1st

9.64	Annually	Annual Dental Plan, Evaluation, and Checklist	Bureau of Quality & Integration- MCH-EPSDT	BQI.Deliverables@azdhs.gov	November 1st

9.65	Annually	Security Rule Compliance Report with attached Security Rule Checklist	Business Information Systems; ACOM Policy 108	BHSContractCompliance@ azdhs.gov	May 1st

9.66	Annually	Website Certification Form	Communications	BHSContractCompliance@ azdhs.gov	Thirty (30) days after start of the contract year

9.67	Annually	Documentation of the most current Corporate Compliance Program Plan	Corporate Compliance	BCC SharePoint Site	Within fifteen (15) days of the start of the contract year

9.68	Annually	ACOM 103 Attestation of Disclosure of: Ownership & Control and Persons Convicted of a Crime	Corporate Compliance	BCC SharePoint Site	Within fifteen (15) days of the start of the contract year

9.69	Annually	Cultural Competency Plan	Cultural Competency	DBHS.WorkforceDevelopment @ azdhs.gov	October 15th

9.70	Annually	Annual Effectiveness Review of the Cultural Competency Plan	Cultural Competency	DBHS.WorkforceDevelopment @ azdhs.gov	September 30th

EXHIBIT-9 DELIVERABLES CONTRACT NO: ADHS15-00004276

No	Frequency	Deliverable Name	Program Owner	Submit To	Due Date

9.71	Annually	Psychosocial Rehab Progress Report	Employment	BHSContractCompliance@ azdhs.gov	October 15th

9.72	Annually	Related Party Documentation for Final NTXIX Profit Corridor	Finance	BHSOFR@azdhs.gov	December 15th

9.73	Annually	Notification of Unexpended State General Funds	Finance	BHSOFR@azdhs.gov	April 15th

9.74	Annually	Top 20 Provider Audited Financial Statements	Finance	Sherman FTP Server	May 31st

9.75	Annually	Administrative Cost Allocation Plan	Finance	BHSOFR@azdhs.gov	August 1st

9.76	Annually	Draft Consolidated Audited Financial Reports and Supplemental Reports	Finance	Sherman FTP Server	Seventy-Five (75) days after contract year end

9.77	Ad Hoc	SABG/MHBG Provider Expenditure Report	Finance	BHSOFR@azdhs.gov	October 15th

9.78	Annually	Final Consolidated Audited Financial Reports and Supplemental Reports	Finance	Sherman FTP Server	One hundred (100) days after contract year end

9.79	Annually	Final Audited Financial Statements for All Parent Company and Related Parties Earning Revenue under this contract	Finance	Sherman FTP Server	One hundred twenty (120) days after contract year end

9.80	Annually	Community Reinvestment Report	Finance	BHSOFR@azdhs.gov	March 31st

EXHIBIT-9 DELIVERABLES CONTRACT NO: ADHS15-00004276

No	Frequency	Deliverable Name	Program Owner	Submit To	Due Date

9.81	Annually	For Profit Entities Only: Form 8963, Report of Health Insurance Provider Information and Health Insurer Fee Liability Reporting Template	Finance	BHSOFR@azdhs.gov	September 30th

9.82	Annually	Written Statement that no fee is due if the Contractor is not subject to the Health Insurer Fee. Indicate the reason for the exemption	Finance	BHSOFR@azdhs.gov	September 30th

9.83	Annually	For Profit Entities Only: Federal and State Tax Filings	Finance	BHSOFR@azdhs.gov	April 30th

9.84	Annually	Medicare Report	Finance	BHSOFR@azdhs.gov	Medicare Report for the Year Ended December is due by March 31st

9.85	Annually	Housing Plan	Housing	BHSContractCompliance@ azdhs.gov	No later than thirty (30) days from notification by ADHS that state funds have been allocated for housing development

9.86	Annually	Assurance of Network Adequacy and Sufficiency	Network	bhsnetworkmanagement@ azdhs.gov	July 1st each Contract Year

9.87	Annually	Network Development and Management Plan	Network	bhsnetworkmanagement@ azdhs.gov	July 1st each Contract Year

9.88	Annually	Community Resource Guide	Office of Individual and Family Affairs	BHSContractCompliance@ azdhs.gov	Thirty (30) days after contract start

9.89	Annually	Comprehensive Regional Prevention Needs Assessment	Office of Prevention	BHSContractCompliance@ azdhs.gov	Six (6) months after award of the contract

EXHIBIT-9 DELIVERABLES CONTRACT NO: ADHS15-00004276

No	Frequency	Deliverable Name	Program Owner	Submit To	Due Date

9.90	Annually	Evaluation Outcomes Report	Office of Prevention	BHSContractCompliance@ azdhs.gov	August 1st

9.91	Annually	Annual Prevention Budget	Office of Prevention	BHSContractCompliance@ azdhs.gov	May 1st

9.92	Annually	Regional Strategic Plan	Office of Prevention	BHSContractCompliance@ azdhs.gov	May 1st

9.93	Annually	System of Care Plan	System of Care	BHSContractCompliance@ azdhs.gov	October 1st

9.94	Annually	Collaborative Protocols with State/County Agencies	System of Care	BHSContractCompliance@ azdhs.gov	December 31st

9.95	Annually	Mental Health Block Grant goal reporting	System of Care	BHSContractCompliance@ azdhs.gov	November 1st

9.96	Annually	Substance Abuse Block Grant Tracking Form	System of Care	BHSContractCompliance@ azdhs.gov	May 1st

9.97	Annually	Annual Training Plan	Training	DBHS.WorkforceDevelopment @ azdhs.gov	Forty-five (45) Days After Contract Start

9.98	Annually and Ad Hoc	Training Curriculum	Training	DBHS.WorkforceDevelopment @ azdhs.gov	Forty-five (45) Days After Contract Start and Upon Request

9.99	Weekly	Quality of Care Concerns Opened Report	Bureau of Quality & Integration	BHSQMO@azdhs.gov Office of Quality of Care	Wednesdays

9.100	Weekly	Incidents, Accident, and Death Reports for all Members	Bureau of Quality & Integration	BHSQMO@azdhs.gov Office of Quality of Care	Weekly as per ADHS/DBHS/ BQ&I Direction By 9 am

EXHIBIT-9 DELIVERABLES CONTRACT NO: ADHS15-00004276

No	Frequency	Deliverable Name	Program Owner	Submit To	Due Date

9.101	Bi-monthly	Children’s Case Manager bi-monthly inventories	System of Care	BHSContractCompliance@ azdhs.gov	15th of every other month

9.102	Monthly	DCS Rapid Response Monthly Reconciliation Report	Children’s System of Care Planning and Development	BHSContractCompliance@ azdhs.gov	On the (30th ) of each Month

9.103	Monthly	Financial Statement Reporting Package: December, March, June and September are treated as quarterly deliverables	Finance	Sherman FTP Server	Thirty (30) days after month end

9.104	Monthly	Grievance System Report	Bureau of Consumer Rights, Office of Grievance and Appeals	Bureau of Consumer Rights, Office of Grievance and Appeals	Thirty (30) days post the end of the month to be reported

9.105	Monthly	Monthly Member Complaint Grievance Logs	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov OIM/Customer Service	Fifteen (15) days after month end

9.106	Monthly	Crisis Call Report	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov Medical Management/Utilization Management	Fifteen (15) days after month end

9.107	Monthly	PCP Transition Log	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov Medical Management/Utilization Management	30th day of every month

9.108	Monthly	Monthly Utilization Data for LOS and Re-admits	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov Medical Management/Utilization Management	Forty-five (45) days after the reporting month

EXHIBIT-9 DELIVERABLES CONTRACT NO: ADHS15-00004276

No	Frequency	Deliverable Name	Program Owner	Submit To	Due Date

9.109	Monthly	Prior Authorization Report	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov Medical Management/Utilization Management	Fifteen (15) days after month end

9.110	Monthly	Cause and Manner of Death Report	Bureau of Quality & Integration	Office of Quality of Care	First Wednesday after last day of month

9.111	Monthly	Call Center Data Report	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov	15th day of each month

9.112	Monthly	Community Collaborative Care Teams (CCCT) Report	System of Care		15th day of each month

9.113	Monthly	Hospital Hold Report *Less than 10% hospital hold monthly for each facility (UPC and RRC) *Less than 5% concurrent hospital hold monthly	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov	10th of each month for the prior month

9.114	Monthly	Adult and Children’s ED Wait Times	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov	10th of each month for the prior month

9.115	Monthly	Hepatitis C Virus HCV Medication Monitoring	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov & http://bhs- compliance.hs.azdhs.gov/d efault.aspx	10th day of each month

9.116	Monthly	Acute Health Plan Provider Inquiry Log	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov	Thirty (30) days after month end

9.117	Monthly	Monthly Pregnancy Termination Report	Bureau of Quality & Integration - MCH- EPSDT	BQI.Deliverables@azdhs.gov	Fifteen (15) days after month end

9.118	Monthly	Monthly Pregnancy and Delivery Report	Bureau of Quality & Integration - MCH- EPSDT	BQI.Deliverables@azdhs.gov	Fifteen (15) days after month end

EXHIBIT-9 DELIVERABLES CONTRACT NO: ADHS15-00004276

No	Frequency	Deliverable Name	Program Owner	Submit To	Due Date

9.119	Monthly	Sterilization Report	Bureau of Quality & Integration - MCH- EPSDT	BQI.Deliverables@azdhs.gov	Fifteen (15) days after month end

9.120	Monthly	Claims Dashboard	Business Information Systems	ops@azdhs.gov	Eighteen (18) days after month end

9.121	Monthly	AHCCCS Denied Encounters	Business Information Systems	RBHAs folder on the OPS FTP server	Fifth (5th) day of the following month

9.122	Monthly	Encounters Pended Over 120 Days (Aged Pends Report)	Business Information Systems	RBHAs folder on the OPS FTP server	First (1st) day of the following month

9.123	Monthly	Encounter Related Training	OPS Manual Business Information Systems	ops@azdhs.gov	Last day of each month

9.124	Monthly	Cost Avoidance-Recovery	Business Information Systems	Office of Program Support	Eighteen (18) days after month end

9.125	Monthly	Evidence of RBHA Training	Business Information Systems	Office of Program Support	Thirtieth (30th) day of the month

9.126	Monthly	Report of Utilization of Affordable Housing Options on Bridge Subsidy Program Tenants Connected to Section (8) Vouchers or Independence through Self- Sufficiency	Housing	BHSContractCompliance@ azdhs.gov	Fifteenth (15th) day of the following month

9.127	Monthly	Housing Subsidy Program for Section 8 vouchers	Housing	BHSContractCompliance@ azdhs.gov	Fifteenth (15th ) of the following month

EXHIBIT-9 DELIVERABLES CONTRACT NO: ADHS15-00004276

No	Frequency	Deliverable Name	Program Owner	Submit To	Due Date

9.128	Monthly	Comprehensive Report of Persons Identified as in Need of Special Assistance	Office of Human Rights	Office of Human Rights	Ten (10) days after month end

9.129	Monthly	Seclusion/Restraint Summary Report Concerning Persons with Serious Mental Illness	Office of Human Rights	Office of Human Rights	Ten (10) days after month end

9.130	Monthly	Report of Each Use of Seclusion/Restraint Concerning Persons with Serious Mental Illness	Office of Human Rights	Office of Human Rights	Ten (10) days after month end

9.131	Monthly	Redacted Seclusion/Restraint Summary Report Concerning all Enrolled Persons	Human Rights Committee	Appropriate Human Rights Committee	Ten (10) days after month end

9.132	Monthly	Advisory Board Meeting Minutes	Office of Individual and Family Affairs	BHSContractCompliance@ azdhs.gov	Fifteenth (15th ) of the following month

9.133	Quarterly	Grievance, Appeal & Provider Claims Dispute Report	Bureau of Consumer Rights, Office of Grievance and Appeals	Bureau of Consumer Rights, Office of Grievance and Appeals & BHSContractCompliance@ azdhs.gov	Thirty (30) days after quarter end

9.134	Quarterly	Quarterly MM/UM Indicator Report	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov Medical Management/Utilization Management	Forty-five (45) days after quarter end

9.135	Quarterly	Quarterly Performance Improvement Report	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov Office of Performance Improvement	Thirty (30) days after quarter end

9.136	Quarterly	Quarterly Inpatient Hospital Showing Report	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov Medical Management/Utilization Management	Ten (10) days after quarter end

EXHIBIT-9 DELIVERABLES CONTRACT NO: ADHS15-00004276

No	Frequency	Deliverable Name	Program Owner	Submit To	Due Date

9.137	Quarterly	EPSDT Improvement and Adult Quarterly Monitoring Report	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov Office of Performance Improvement	Fifteen (15) days after quarter end

9.138	Quarterly	Transplant Report	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov Medical Management/Utilization Management	Seven (7) days after quarter end

9.139	Quarterly	Outpatient Commitment COT Monitoring	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov Medical Management/Utilization Management	Thirty (30) days after quarter end

9.140	Quarterly	Pharmacy Utilization	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov Medical Management/Utilization Management	Thirty (30) days after quarter end

9.141	Quarterly	Integrated Care Performance Report	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov	Fifteen (15) days after the end of the quarter

9.142	Quarterly	Credentialing Report	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov	Thirty (30) days after quarter end

9.143	Quarterly	GSA Behavioral Health Performance Measures Report	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov	Fifteen (15) days after quarter end

9.144	Quarterly	Grievance and Complaint Report – SMI Data	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov	Fifteen (15) days after quarter end

9.145	Quarterly	Coded List of Peer Reviewed Cases including Attestation of Submission Form sent to Contract Compliance	Bureau of Quality & Integration	BHSQMO@azdhs.gov	Thirty (30) days after quarter end

EXHIBIT-9 DELIVERABLES CONTRACT NO: ADHS15-00004276

No	Frequency	Deliverable Name	Program Owner	Submit To	Due Date

9.146	Quarterly	Pregnant Women who Receive Maternity Care from a Licensed Midwife Report	BQ&I– MCH- EPSDT	BQI.Deliverables@azdhs.gov	Fifteenth (15th) of the month following the end of the quarter

9.147	Quarterly	GSA Integrated Care Performance Measures Report	Bureau of Quality & Integration - MCH- EPSDT	BQI.Deliverables@azdhs.gov	Fifteen (15) days after quarter end

9.148	Quarterly	Fee For Service Check Register Review	Business Information Systems	ops@azdhs.gov	Ten (10) business days after the end of the quarter

9.149	Quarterly	BHS Void Log	Business Information Systems	ops@azdhs.gov	Forty-five (45) days after quarter end

9.150	Quarterly	Data Validation Findings Summary	Corporate Compliance	BCC SharePoint site & OPS@azdhs.gov	Thirty (30) days after quarter end

9.151	Quarterly	Ride-Along Program Data Validation Review Schedule for the Current Quarter	Corporate Compliance	BCC SharePoint Site	October 5th January 5th April 5th July 5th

9.152	Quarterly	Copies of all completed internal and external audit reports and findings, and completed fraud, waste and program abuse investigation reports and findings	Corporate Compliance	BCC SharePoint Site	Fifteen (15) days after quarter end

9.153	Quarterly	ACOM 424 quarterly verification of Receipt of Paid Services Audit Report	Corporate Compliance	BCC SharePoint Site	5th day after the end of the quarter that follows the reporting quarter

9.154	Quarterly	Year-to-date Fraud, Waste and Program Abuse Record and Trend Analysis	Corporate Compliance	BCC SharePoint Site	Fifteen (15) days after quarter end

EXHIBIT-9 DELIVERABLES CONTRACT NO: ADHS15-00004276

No	Frequency	Deliverable Name	Program Owner	Submit To	Due Date

9.155	Quarterly	Year-to-date list of all employees and subcontractors names that have been checked against the Federal Databases of System for Award Management (SAM) and List of Excluded Individuals/Entities (LEIE)	Corporate Compliance	BCC SharePoint Site	Fifteen (15) days after quarter end

9.156	Quarterly	Corporate Compliance External Auditing Schedule	Corporate Compliance	BCC SharePoint site	Seven (7) days after quarter end

9.157	Quarterly	Workforce (Training) Development Report	Workforce Development	DBHS.WorkforceDevelopment @ azdhs.gov	Fifteen (15) days after quarter end

9.158	Quarterly	Cultural Competency and Workforce Development Quarterly Report	Cultural Competency	BHSContractCompliance@ azdhs.gov DBHS.WorkforceDevelopment @ azdhs.gov	Thirty (30) days after quarter end

9.159	Quarterly	Psychosocial Rehabilitation Progress Report	Employment	BHSContractCompliance@ azdhs.gov	Fifteen (15) days after quarter end

9.160	Quarterly Ad Hoc	Housing Inventory	Housing	BHSContractCompliance@ azdhs.gov	Fifteen (15) days after quarter end or upon ADHS request

9.161	Quarterly	RBHA Supervisory Care Home Quarterly Census Report	Housing	BHSContractCompliance@ azdhs.gov	Thirty (30) days after quarter end

9.162	Quarterly	Provider Terminations Due to Rates, Diminished Scope of Services and Closed Panel Reports	Network	bhsnetworkmanagement@ azdhs.gov	Ten (10) days following the end of each quarter

EXHIBIT-9 DELIVERABLES CONTRACT NO: ADHS15-00004276

No	Frequency	Deliverable Name	Program Owner	Submit To	Due Date

9.163	Quarterly	Provider Affiliation Transmission for each individual provider within its provider network	Network	Sherman FTP Server	Ten (10) days after quarter end

9.164	Quarterly	Minimum Network Verification for PCP/Dental/Pharmacy and Hospital Standards	Network	bhsnetworkmanagement@ azdhs.gov	Ten (10) days following the end of each quarter

9.165	Quarterly	Appointment Availability Provider Report	Network	bhsnetworkmanagement@ azdhs.gov	Ten (10) days following the end of each quarter

9.166	Quarterly	Provider/Network Changes Due to Rates Report	Network	bhsnetworkmanagement@ azdhs.gov	Ten (10) days after quarter end

9.167	Quarterly	Out of Network Providers Report	Network	bhsnetworkmanagement@ azdhs.gov	Ten (10) days after quarter end

9.168	Quarterly	Minimum Network Requirements Verification Template	Network; ACOM Policy 436	bhsnetworkmanagement@ azdhs.gov	Ten (10) days after quarter end

9.169	Quarterly	Single Case Agreement (SCA) Utilization	Network	bhsnetworkmanagement@ azdhs.gov	Ten (10) days after quarter end

9.170	Quarterly	Updates to Office of Human Rights Quarterly Report of Persons Identified as in Need of Special Assistance	Office of Human Rights	Office of Human Rights	10th day of the month following receipt of draft report from Office of Human Rights

9.171	Quarterly	RSS Involvement in service delivery for persons with SMI/GMH/SA	Office of Individual and Family Affairs	BHSContractCompliance@ azdhs.gov	Fifteen (15) days after quarter end

9.172	Quarterly	Roster of Peer and Family Committee Members	Office of Individual and Family Affairs	BHSContractCompliance@ azdhs.gov	Fifteen (15) days after quarter end

EXHIBIT-9 DELIVERABLES CONTRACT NO: ADHS15-00004276

No	Frequency	Deliverable Name	Program Owner	Submit To	Due Date

9.173	Quarterly	HIV Activity Report	Office of Prevention	BHSContractCompliance@ azdhs.gov	Fifteenth (15th ) day of the month

9.174	Quarterly	Children’s System of Care Plan Update	System of Care	BHSContractCompliance@ azdhs.gov	15th of the month following quarter end

9.175	Quarterly	Priority Population Wait List Report	System of Care	BHSContractCompliance@ azdhs.gov	Sixty (60) days after end of quarter

9.176	Quarterly	SMI Performance Report	System of Care	BHSContractCompliance@ azdhs.gov	Thirty (30) days after the end of the quarter

9.177	Quarterly	Medicare Report	Finance	BHSOFR@azdhs.gov	Medicare Report for Period Ended March is due by May 15th Medicare Report for Period Ended June is due by August 15th Medicare Report for Period Ended September is due by November 15th

9.178	Semi- Annually	Recipient and Provider Over and Under Utilization Report and Plan	Bureau of Quality & Integration	Medical Management/Utilization Management	July 31st January 31st

9.179	Semi- Annually	Authorization Inter-Rater Reliability Testing Report	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov Medical Management/Utilization Management	April 30th October 30th

9.180	Semi- Annually	Members on Provider and Pharmacy Restriction Snap Shot Report	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov Medical Management/Utilization Management	September 15th March 15th

EXHIBIT-9 DELIVERABLES CONTRACT NO: ADHS15-00004276

No	Frequency	Deliverable Name	Program Owner	Submit To	Due Date

9.181	Semi- Annually	Number of pregnant women who are HIV/AIDS positive- Report	Bureau of Quality & Integration - MCH- EPSDT	BQI.Deliverables@azdhs.gov	Fifteen (15) days after the end of 2nd and 4th quarter of each contract year

9.182	Semi- Annually	Language Services Report	Cultural Competency	Office of Cultural Competency and BHSContractCompliance@ azdhs.gov	January 30th July 30th

9.183	Semi- Annually	High Need/High Cost Coordination Summary	Bureau of Quality & Integration	BQI.Deliverables@azdhs.gov	January 1st July 1st

9.184	Semi- Annually	Corporate Compliance Audit Summary	Corporate Compliance	BCC SharePoint site	April 1st October 1st

EXHIBIT-9 DELIVERABLES CONTRACT NO: ADHS15-00004276

North

85135	85912	86002	86038	86323	86404	86444	86556
	85920	86003	86039	86324	86405	86445
85235	85923	86004	86040	86325	86406	86446
85292	85924	86005	86042	86326	86409	86502
85324	85925	86011	86043	86327	86411	86503
85332	85926	86015	86044	86329	86412	86504
85360	85927	86016	86045	86330	86413	86505
85362	85928	86017	86046	86331	86426	86506
85501	85929	86018	86047	86332	86427	86507
85502	85930	86020	86052	86333	86429	86508
	85931	86021	86053	86334	86430	86509
85532	85932	86022	86054	86335	86431	86510
	85933	86023	86301	86336	86432	86511
85539	85934	86024	86302	86337	86433	86512
85541	85935	86025	86303	86338	86434	86514
85544	85936	86028	86304	86339	86435	86515
85545	85937	86029	86305	86340	86436	86520
85547	85938	86030	86312	86341	86437	86535
	85939	86031	86313	86342	86438	86538
85553	85940	86032	86314	86343	86439	86540
85554	85941	86033	86315	86351	86440	86544
85901	85942	86034	86320	86401	86441	86545
85902	85943	86035	86321	86402	86442	86547
85911	86001	86036	86322	86403	86443	86549

EXHIBIT-10 Greater Arizona ZIP CODES CONTRACT NO: ADHS15-00004276

	85147	85279	85371	85619	85648	85718	85747
	85172	85291	85531	85620	85650	85719	85748
	85173	85292	85533	85621	85652	85720	85749
	85178	85293	85534	85622	85653	85721	85750
	85191	85294	85535	85623	85654	85722	85751
	85192	85321	85540	85624	85655	85723	85752
	85193	85325	85543	85625	85658	85724	85754
	85194	85328	85546	85626	85662	85725	85755
	85217	85333	85548	85627	85670	85726	85756
	85218	85334	85551	85628	85671	85728	85757
South	85219	85336	85552	85629	85701	85730	85775
85117	85221	85341	85601	85630	85702	85731	85777
85118	85222	85344	85602	85631	85703	85732	85922
85119	85223	85346	85603	85632	85704	85733	85530
85121	85228	85347	85605	85633	85705	85734	85536
85122	85230	85348	85606	85634	85706	85735	85550
85123	85231	85349	85607	85635	85707	85736	85542
85128	85232	85350	85608	85636	85708	85737
85130	85237	85352	85609	85637	85709	85738
85131	85238	85356	85610	85638	85710	85739
85132	85239	85357	85611	85639	85711	85740
85135	85241	85359	85613	85640	85712	85741
85137	85245	85364	85614	85641	85713	85742
85138	85247	85365	85615	85643	85714	85743
85139	85272	85366	85616	85644	85715	85744
85141	85273	85367	85617	85645	85716	85745
85145	85278	85369	85618	85646	85717	85746

*	Per Zip Code Changes- Note: that HCIC will relinquish services to the San Carlos Tribe and CIC will be the receiving RBHA for the San Carlos Tribe.

EXHIBIT-11 Capitation Rates CONTRACT NO: ADHS15-00004276

For details related to Capitation Rates for 2015 see the links below.

http://azdhs.gov/bhs/finance/documents/bhs-cye2015-capitation-rates-member-months.pdf

http://www.azdhs.gov/bhs/finance/documents/cye-15-bhs-actuarial-certification.pdf

*Please note that these rates have been approved by CMS.

EXHIBIT-11 Capitation Rates CONTRACT NO: ADHS15-00004276

Capitation Rates for Northern GSA for Effective Dates 10/1/15 through 9/30/16

Health Choice Integrated Care Capitation Rate for GSA 7

CHILD—Title XIX and Title XXI eligible children, under the age of 18 (represents the cost of providing covered behavioral health services to children), not enrolled in CMDP:	$39.14 pm/pm

CMDP CHILD—Title XIX eligible children, under the age of 18 (represents the cost of providing covered behavioral health services to children), enrolled in CMDP:	$1,273.31 pm/pm

GMH/SA -: Title XIX and Title XXI eligible adults, age 18 and older (represents the cost of providing covered behavioral health services to adult members without serious mental illness):	$39.42 pm/pm

SMI NON-INTEGRATED—Title XIX eligible adults, age 18 and older (represents the cost of providing covered behavioral health services to adult members with serious mental illness, who are not receiving physical health services under this contract):	$2.92 pm/pm

SMI INTEGRATED -: Title XIX eligible adults, age 18 and older (represents the cost of providing covered behavioral health services to adult members with serious mental illness, who are receiving physical health services under this contract):	$1,467.89 pm/pm

DES DD ALTCS eligible children representing the cost of providing covered behavioral health services to DES DD ALTCS children.	$334.85 pm/pm

DES DD ALTCS eligible adults representing the cost of providing covered behavioral health services to DES DD ALTCS adults.	$147.57 pm/pm

EXHIBIT-11 Capitation Rates CONTRACT NO: ADHS15-00004276

Capitation Rates for Southern GSA for Effective Dates 10/1/15 through 9/30/16 Cenpatico Integrated Care Capitation Rate for GSA 8

CHILD -: Title XIX and Title XXI eligible children, under the age of 18 (represents the cost of providing covered behavioral health services to children), not enrolled in CMDP:	$54.27 pm/pm

CMDP CHILD—Title XIX eligible children, under the age of 18 (represents the cost of providing covered behavioral health services to children), enrolled in CMDP:	$1,049.17 pm/pm

GMH/SA—Title XIX and Title XXI eligible adults, age 18 and older (represents the cost of providing covered behavioral health services to adult members without serious mental illness):	$60.55 pm/pm

SMI NON-INTEGRATED—Title XIX eligible adults, age 18 and older (represents the cost of providing covered behavioral health services to adult members with serious mental illness, who are not receiving physical health services under this contract):	$2.22 pm/pm

SMI INTEGRATED—Title XIX eligible adults, age 18 and older (represents the cost of providing covered behavioral health services to adult members with serious mental illness, who are receiving physical health services under this contract):	$1,491.31 pm/pm

DES DD ALTCS eligible children representing the cost of providing covered behavioral health services to DES DD ALTCS children.	$158.04 pm/pm

DES DD ALTCS eligible adults representing the cost of providing covered behavioral health services to DES DD ALTCS adults.	$154.22 pm/pm

EXHIBIT-11 Capitation Rates CONTRACT NO: ADHS15-00004276

Capitation Rate Development Description

For the physical health portion of the capitation rate for those members with Serious Mental Illness (SMI) who are receiving physical health care services under this contract, the capitation rate development process involved using historical encounter data for the time period from October 1, 2010 through September 30, 2013. The base period data was adjusted by application of completion factors and historical programmatic and provider rate change factors. Weights were then applied to the adjusted base period data for the three periods of contract year ending (CYE) CYE 11 (October 1, 2010 through September 30, 2011), CYE 12 (October 1, 2011 through September 30, 2012) and CYE 13 (October 1, 2012 through September 30, 2013), with higher weights applied to more recent periods.

Historical trend rates by major category of service were developed from the adjusted base period data. Due to the small population size, the historical trend rates for the SMI integrated population were not reliable for projecting future experience. Thus, the trend rates used in the Acute Care capitation rate development for CYE 15 (October

1, 2014 through September 30, 2015) for similar populations and geographical areas were reviewed and deemed to be reasonable for use in this rate development and thus were utilized. The rates reflect trend to the midpoint of the CYE 15 rating period.

Adjustments were then made for changes that will occur in the CYE 15 rating period that were not reflected in the adjusted base period claims costs.

The starting point for the behavioral health capitation rates (both the behavioral health component of the integrated cap rates and the behavioral health capitation rates for non-integrated members) was the behavioral health rates for CYE 15 applicable to incumbent Contractors. Those rates were combined into the new geographical service areas (Northern/Southern) with adjustments for county/zip code realignments previously described.

An adjustment was made to reflect the shift of responsibility from the Regional Behavioral Health Authority (RBHA) Contractors to the Acute Care Contractors for General Mental Health/Substance Abuse (GMH/SA) dual-eligible (with Medicare) members who are enrolled in the Acute Care program. An adjustment was also made to the denominator used in the capitation rate development for members with SMI who will receive physical health care services under this contract. That denominator will be based only on those members with SMI rather than the entire adult population as is the current practice.

No rate adjustments for utilization of the Hepatitis C drug Solvadi, or trend or programmatic changes from CYE 15 to CYE 16 were made. These rate adjustments, as well as updates to base period experience and other necessary changes, will be made during 2015 when capitation rates for CYE 16 are finalized.

EXHIBIT-13 PLEDGE TO PROTECT CONFIDENTIAL INFORMATION CONTRACT NO: ADHS15-00004276

CONFIDENTIALITY OF RECORDS:

The Contractor and its employees shall establish and maintain procedures and controls that are in compliance with the Healthcare Insurance Portability and Accountability Act for the purpose of assuring that no information contained in the Department’s records or obtained from the Department or from others in carrying out its functions under the contract shall be used or disclosed by it, its agents, officers, or employees. Contractor and its employees understand that the Department’s records are declared confidential and privileged by law and they are precluded from disclosing any information from such records to anyone. Any requests for records or record information shall be made in writing to the Department’s Manager of Health Registries.

Signature of the Contractor and its employees affirms agreement and assures compliance with the confidentiality requirements stated above.

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